As filed with the Securities and Exchange Commission on April 16, 2026

Securities Act File No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT	☒
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

REGISTRATION STATEMENT	☐
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No.	☐

Ellington Credit Company

(Exact name of registrant as specified in its charter)

53 Forest Avenue, Suite 301

Old Greenwich, CT 06870

(203) 698-1200

(Address and telephone number, including area code, of principal executive offices)

Daniel Margolis

Ellington Credit Company

53 Forest Avenue, Suite 301

Old Greenwich, CT 06870

(Name and address of agent for service)

WITH COPIES TO:

Richard Horowitz

Matthew Barsamian

Anna Tomczyk

Dechert LLP

1095 6th Avenue

New York, NY 10036

(212) 698-3525

Approximate Date of Commencement of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.
☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.
☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act.

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:.
☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .
☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).
☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.
☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

The information in this preliminary prospectus is not complete and may be changed. The securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where not permitted.

SUBJECT TO COMPLETION, DATED APRIL 16, 2026

Preliminary Prospectus

Ellington Credit Company

7,500,000 Common Shares

Ellington Credit Company (the “Fund”) is a non-diversified, closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objectives are to generate attractive current yields and risk-adjusted total returns for its shareholders. The Fund seeks to achieve these objectives by investing primarily in mezzanine debt and equity tranches of corporate collateralized loan obligations (“CLOs”), which are securitizations that are collateralized by portfolios of corporate credit assets. See “Prospectus Summary—Principal Investment Strategies—Collateralized Loan Obligation (CLO) Overview.”

The investment adviser to the Fund is Ellington Credit Company Management LLC (the “Adviser”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is a wholly owned subsidiary of Ellington Management Group, L.L.C. (“EMG” and, together with the Adviser, “Ellington”).

The Fund is not selling any common shares pursuant to this prospectus and will not receive any of the proceeds from the resale of such shares by Citizens JMP Securities, LLC (the “Selling Shareholder” or “Citizens JMP”). This prospectus relates to the offer and resale of up to 7,500,000 of the Fund’s common shares, having no par value, by the Selling Shareholder. These shares consist of common shares that the Fund may, in its sole discretion, issue and sell to the Selling Shareholder, from time to time after the date of this prospectus, pursuant to a Common Share Purchase Agreement entered into with the Selling Shareholder on April 16, 2026 (the “Purchase Agreement”) in which the Selling Shareholder has committed to purchase, at the Fund’s sole discretion, up to $35,000,000 aggregate gross purchase price of the Fund’s common shares, subject to the terms and conditions of the Purchase Agreement. See “Committed Equity Financing” for a description of the Purchase Agreement and “Selling Shareholder” for additional information regarding the Selling Shareholder.

The Selling Shareholder may sell or otherwise dispose of the common shares covered by this prospectus in a number of different ways and at varying prices. See “Plan of Distribution (Conflict of Interest)” for more information about how the Selling Shareholder may sell or otherwise dispose of the common shares being offered hereby. The Selling Shareholder is an “underwriter” within the meaning of Section 2(a)(11) of the Securities Act.

The Fund’s common shares are listed and traded on the New York Stock Exchange (“NYSE”) under the ticker symbol “EARN.” The midpoint of the range of the Fund’s estimated net asset value per share at February 28, 2026 was $4.49. As of February 27, 2026 (the last trading prior to February 28, 2026), the last reported sales price of the Fund’s common shares on the NYSE was $4.89, representing an 8.9% premium to the midpoint of the range of the Fund’s estimated net asset value per share as of February 28, 2026.

Investors should consider their investment goals, time horizon and risk tolerance before investing in the Fund’s common shares. An investment in the Fund’s common shares is not appropriate for all investors and is not intended to be a complete investment program. In addition, investing in the Fund’s common shares may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. Before purchasing any common shares, you should read the discussion of the principal risks of investing in the Fund’s common shares, which are summarized in “Risk Factors” beginning on page 21 of this prospectus.

This prospectus contains important information you should know before investing in the Fund’s common shares. Please read this prospectus and retain it for future reference. The Fund files annual and semi-annual stockholder reports, proxy statements and other information with the Securities and Exchange Commission, or the “SEC.” To obtain this information free of charge or make other inquiries pertaining to us, please call (203) 698-1200. You may also obtain a copy of any information regarding the Fund filed with the SEC from the SEC’s website (www.sec.gov).

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is            , 2026

******

ABOUT THIS PROSPECTUS

Please carefully read the information in this prospectus and any accompanying prospectus supplements, which the Fund refers to collectively as the “prospectus.” This prospectus may contain estimates and information concerning the industry, including market size and growth rates of the markets in which the Fund participates, that are based on industry publications and other third-party reports. These estimates and information involve many assumptions and limitations, and you are cautioned not to give undue weight to them. Neither the Fund nor the underwriters have independently verified the accuracy or completeness of the data contained in these industry publications and reports. The industry in which the Fund operates is subject to a high degree of uncertainty and risk due to a variety of factors, including those described or referenced in the section titled “Risk Factors,” that could cause results to differ materially from those expressed in these publications and reports.

From time to time, the Fund may disclose information about the Fund on its website at www.ellingtoncredit.com. Information contained on the Fund’s website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

This prospectus includes summaries of certain provisions contained in some of the underlying documents described in this prospectus, but reference is made to the actual documents for complete information. All of the summaries are qualified in their entirety by the actual documents. Copies of some of the documents referred to herein have been filed or incorporated by reference, or will be filed or incorporated by reference, as exhibits to the registration statement of which this prospectus is a part, and you may obtain copies of those documents as described in the section titled “Additional Information” on page 10 of this prospectus.

Unless otherwise noted, numerical information relating to the Fund is approximate as of September 30, 2025.

i

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

All statements contained in or incorporated by reference into this prospectus and any accompanying prospectus supplement, other than statements of historical facts, may constitute “forward-looking statements.” These statements may relate to, among other things, future events or the Fund’s future operating results, actual and potential conflicts of interest with the Adviser, the Administrator and their affiliates, the adequacy of the Fund’s financing sources and working capital, and other factors. In some cases, you can identify forward-looking statements by terminology such as “estimate,” “may,” “might,” “believe,” “will,” “provided,” “anticipate,” “future,” “could,” “growth,” “plan,” “project,” “intend,” “expect,” “should,” “would,” “if,” “seek,” “possible,” “potential,” “likely” or the negative or other variations of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Fund’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These factors include:

●	changes in the economy and the capital markets;
●	risks associated with the negotiation and consummation of pending and future transactions;
●	changes in the Fund’s investment objectives and strategy;
●	availability, terms of, and deployment of capital;
●	changes in interest rates, exchange rates, regulations or the general economy;
●	changes in governmental regulations, tax rates and similar matters;
●	the Fund’s ability to exit investments in a timely manner;
●	the Fund’s ability to comply with the 1940 Act;
●	the Fund’s ability to maintain its qualification as a RIC;
●	the use of the proceeds from this offering;
●	the ability of the Selling Shareholder to sell the Fund’s common shares in this offering in the amounts and on the terms contemplated, or at all; and
●	those factors described in the “Risk Factors” section of this prospectus and any accompanying prospectus supplement and in similar sections in the documents incorporated by reference herein and in any accompanying prospectus supplement.

The Fund cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Actual results could differ materially from those anticipated in the Fund’s forward-looking statements and future results could differ materially from historical performance. The Fund has based forward-looking statements on information available to the Fund on the date of this prospectus. The Fund undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus or any accompanying prospectus supplement, except as otherwise required by applicable law. The forward-looking statements contained in or incorporated by reference into this prospectus and any accompanying prospectus supplement are excluded from the safe harbor protection provided by the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act.

ii

PROSPECTUS SUMMARY

This prospectus summary highlights certain information contained elsewhere in this prospectus. This is only a summary, is not complete and may not contain all the information that is important to a decision to invest in the Fund’s securities. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. Except where the context suggests otherwise:

●	The “Fund” refers to Ellington Credit Company, a Delaware statutory trust, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.

●	The “Adviser” refers to Ellington Credit Company Management LLC, an SEC-registered investment adviser.

●	The “Administrator” refers to Ellington Credit Company Administration LLC.

Ellington Credit Company

Ellington Credit Company (the “Fund”) is a non-diversified, closed-end management investment company that has registered as a closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is advised by Ellington Credit Company Management LLC (the “Adviser”), pursuant to an advisory agreement dated as of April 1, 2025 (the “Investment Advisory Agreement”). The Investment Advisory Agreement was first approved by the Fund’s Board of Trustees (the “Board”) and then subsequently approved by shareholders at a special meeting of the Fund’s shareholders held on January 17, 2025 (the “Special Meeting”).

Prior to April 1, 2025 (the “Conversion Date”), the Fund was not registered under the 1940 Act and was domiciled in Maryland. Specifically: (i) from its inception until January 1, 2024, the Fund operated as a real estate investment trust specializing in residential mortgage-backed securities (“RMBS”), and (ii) from January 1, 2024 until the Conversion Date, the Fund operated as a taxable C-Corporation while gradually shifting its investment focus away from RMBS and towards corporate collateralized loan obligations (“CLOs”). In connection with this shift in investment focus, the Company rebranded as Ellington Credit Company (from Ellington Residential Mortgage REIT).

On the Conversion Date, the Investment Advisory Agreement was executed and became effective, and the Fund became a Delaware statutory trust and registered closed-end investment company under the 1940 Act (such actions, collectively, the “Conversion”). The Fund intends to elect to be treated, and intends to qualify annually, as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) under Subchapter M of the Code. To facilitate this qualification, the Fund requested and received Internal Revenue Service (“IRS”) approval to change its tax year to end on the day prior to the Conversion Date (March 31). As a RIC, the Fund expects generally not to be subject to corporate income tax. See “U.S. Federal Income Tax Matters” for more information.

The Fund’s primary investment objectives are to generate attractive current yields and risk-adjusted total returns for its shareholders. The Fund seeks to achieve these objectives by investing primarily in mezzanine debt and equity tranches of CLOs, which are securitizations that are collateralized primarily by corporate credit assets. These corporate credit assets are predominantly non-investment grade, first lien, senior secured corporate bank loans, although many CLOs may allocate a portion of their portfolios (typically below ten percent) to other corporate credit assets, such as second lien or unsecured loans and/or secured or unsecured corporate bonds. While a CLO’s collateral pool technically serves as collateral for all debt tranches issued by the CLO, the more junior tranches (including the mezzanine debt tranches) only have a subordinated claim on such collateral. Meanwhile, the equity tranche’s claim on such collateral is unsecured and subordinated to all other tranches of the CLO; in each period, the equity tranche is generally only entitled to the residual cash flows (if any) from the collateral after the debt tranches have received their required interest and principal payments for such period.

Each CLO is structured as multiple tranches which offer investors varying degrees of credit risk, maturity and yield characteristics. CLO tranches are typically categorized as either senior debt, mezzanine debt, or subordinated/equity according to their relative seniority, payment priority and degree of risk. If the collateral underlying a given CLO defaults or otherwise underperforms, scheduled payments to senior tranches of such CLO securitization take precedence over those of more junior tranches, such as mezzanine debt and equity tranches, which are the focus of the Fund’s investment strategy. The CLO securities, including the mezzanine debt and equity tranches, in which the Fund typically invests are unrated or rated below investment grade and are hence considered speculative with respect to timely payment of interest and repayment of principal. While the majority of the CLO tranches in which the Fund invests are U.S. dollar-denominated, the Fund also invests in CLO tranches denominated in other currencies, typically Euros. When investing in a CLO tranche in a foreign currency, the Fund’s primary objective is generating attractive risk-adjusted returns in that currency, as opposed to profiting from currency movements. Accordingly, the Fund typically attempts to hedge its foreign currency risk associated with these investments.

The Fund may also invest in other related securities and instruments that the Adviser believes are consistent with its investment objectives, including senior debt tranches of CLOs; loan accumulation facilities (“LAFs” or “warehouses”); corporate loans (including, but not limited to, loans that ultimately may serve as collateral for CLOs); and securities issued by other securitization vehicles, such as collateralized bond obligations (“CBOs”). LAFs are entities that acquire corporate loans and other similar corporate credit-related assets in anticipation of ultimately collateralizing a CLO transaction. See “Principal Investment Strategies—Other Investments.”

The CLO equity securities in which the Fund invests have capital structures that are highly leveraged, with debt-to-equity ratios typically ranging from eight to sixteen times, which magnifies the Fund’s risk of loss on such investments. The LAFs in which the Fund intends to invest are also highly leveraged, with debt-to-equity ratios typically ranging from three to six times prior to a CLO’s pricing, which also magnifies the Fund’s risk of loss on such investments.

The Fund may also engage in “Derivative Transactions,” as described herein, from time to time to hedge against interest rate, credit, credit spread widening, currency and/or other risks, or for other risk management or investment purposes, including to accommodate additional investments.

For a further discussion of the Fund’s principal investment strategies, see “Investment Objective, Opportunities and Principal Strategies.” There can be no assurance that the Fund will achieve its investment objective. These investment objectives and strategies may be changed by the Board without prior approval of shareholders. See “Regulation as a Closed-End Management Investment Company.”

“Names Rule” Policy

In accordance with the requirements of the 1940 Act, the Fund has adopted a policy to invest at least 80% of its assets in the particular type of investments suggested by its name. Accordingly, under normal circumstances, the Fund invests at least 80% of the aggregate of its net assets and borrowings for investment purposes in credit and credit-related instruments. For purposes of this policy, the Fund considers credit and credit-related instruments to include, without limitation: (i) equity and debt tranches of CLOs, LAFs and securities issued by other securitization vehicles, such as CBOs; (ii) secured and unsecured floating-rate and fixed rate loans; (iii) investments in corporate debt obligations, including bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal; (iv) debt instruments issued by governments, their agencies, instrumentalities, and central banks; (v) commercial paper and short-term notes; (vi) convertible debt securities; (vii) certificates of deposit, bankers’ acceptances and time deposits; (viii) certain preferred equity investments, especially those with dividend rates that either are fixed or float based on market interest rates; and (ix) other credit-related instruments. Corporate debt and equity assets may be acquired in conjunction with the liquidations of CLOs (whether CLOs in which the Fund already holds investments, or other CLOs), as well as on an outright basis, although they are not currently a core focus of the Fund’s investment strategy.

The Fund’s investments in other investment companies, and other instruments designed to obtain indirect exposure to credit and credit-related instruments will also be counted towards its 80% investment policy to the extent such instruments have similar economic characteristics to the investments included within that policy. Derivatives instruments used by the Fund will be counted toward the Fund’s 80% investment policy discussed above to the extent the derivatives instruments provide investment exposure to investments included within that policy or to one or more of the market risk factors associated with investments included in that policy. The 80% policy with respect to investments in credit and credit-related instruments is not fundamental and may be changed by the Board without prior approval of shareholders. Shareholders will be provided with sixty (60) days’ notice in the manner prescribed by the SEC before making any change to this policy.

The Adviser – Ellington Credit Company Management LLC

Ellington Credit Company Management LLC (the “Adviser”) serves as the Fund’s investment adviser. The Adviser is registered as an investment adviser with the SEC under the Advisers Act. Under its advisory agreement with the Adviser (the “Investment Advisory Agreement”), the Fund has agreed to pay the Adviser a quarterly base management fee based on its Net Asset Value, as well as a performance fee based on its investment performance. See “The Investment Advisory Agreement” for more information.

The Adviser is an affiliate of Ellington Management Group, L.L.C. (“EMG” and, together with the Adviser, “Ellington”), which is a global investment firm that was founded in 1994 and, as of September 30, 2025, has over 170 employees, including over 60 investment professionals, and has approximately $18.2 billion in assets under management.

The Fund expects to benefit from the ability of the Adviser’s team to identify attractive opportunities, conduct diligence on and value prospective investments, negotiate terms where appropriate, and manage and monitor the Fund’s portfolio. The Adviser’s investment team members have broad investment backgrounds, with prior experience at investment banks, unregistered investment funds and other financial services companies, and have collectively developed a broad network of contacts to provide the Fund with its principal source of investment opportunities.

The Adviser is led by Michael Vranos, Chief Executive Officer, who serves as a Portfolio Manager of the Fund; Laurence Penn, Executive Vice President, who serves as Chief Executive Officer of the Fund; Gregory Borenstein, who also serves as a Portfolio Manager of the Fund; and Mark Tecotzky, Executive Vice President, who serves as Executive Vice President of the Fund. Messrs. Vranos, Penn, Borenstein and Tecotzky are assisted by Christopher Smernoff, who serves as Chief Financial Officer of the Fund; and JR Herlihy, who serves as Chief Operating Officer of the Fund.

An affiliate of the Adviser and EMG, Ellington Credit Company Administration LLC (the “Administrator”), performs, or arranges for the performance of, its required administrative services. The Fund reimburses the Administrator for its allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under an administration agreement by and among the Fund and the Administrator (the “Administration Agreement”), including rent, the fees and expenses associated with performing administrative functions, and its allocable portion of the compensation of its Chief Financial Officer, Chief Operating Officer and any administrative support staff, including accounting personnel. The Fund also reimburses the Adviser for the costs associated with the functions performed by its Chief Compliance Officer that the Adviser pays on the Fund’s behalf pursuant to the terms of an agreement between the Fund and Vigilant, LLC (“Vigilant”). These arrangements could create conflicts of interest that the Fund’s Board must monitor.

For a description of the fees and expenses that the Fund pays to the Adviser and the Administrator, see “The Adviser and the Administrator—Investment Advisory Agreement—Management Fee and Performance Fee” and “The Adviser and the Administrator—The Administrator and the Administration Agreement.”

Principal Investment Strategies

Collateralized Loan Obligation (CLO) Overview

The Fund’s investment portfolio consists primarily of investments in mezzanine debt and equity tranches of corporate collateralized loan obligations (“CLOs”), which are securitizations that are collateralized primarily by corporate credit assets. These corporate credit assets are predominantly non-investment grade, first lien, senior secured corporate bank loans, although many CLOs may allocate a portion of their portfolios (typically below ten percent) to other corporate credit assets, such as second lien or unsecured loans and/or secured or unsecured corporate bonds.

CLOs are generally required to hold a portfolio of assets that is highly diversified by underlying borrower and industry and that is subject to a variety of asset concentration limitations. By focusing its investments primarily in CLOs, the Fund believes that it correspondingly diversifies its industry-related exposures and avoids undue exposure to specific economic themes, such as the possible disruptions and imbalances arising from advances in, and the growing significance of, artificial intelligence.

While a CLO’s collateral pool technically serves as collateral for all debt tranches issued by the CLO, the more junior tranches (including the mezzanine debt tranches) only have a subordinated claim on such collateral. Meanwhile, the equity tranche’s claim on such collateral is unsecured and subordinated to all other tranches of the CLO; in each period, the equity tranche is generally only entitled to the residual cash flows (if any) from the collateral after the debt tranches have received their required interest and principal payments for such period. The CLO equity securities in which the Fund invests have capital structures that are highly leveraged, with debt-to-equity ratios typically ranging from eight to sixteen times, which magnifies the Fund’s risk of loss on such investments.

Each CLO is structured as multiple tranches which offer investors varying degrees of credit risk, maturity, and yield characteristics. CLO tranches are typically categorized as either senior debt, mezzanine debt, or subordinated/equity according to their relative seniority, payment priority and degree of risk. If the collateral underlying a given CLO defaults or otherwise underperforms, scheduled payments to senior tranches of such CLO securitization take precedence over those of more junior tranches, such as mezzanine debt and equity tranches, which are the focus of the Fund’s investment strategy. The CLO securities, including the mezzanine debt and equity tranches, in which the Fund typically invests are unrated or rated below investment grade and are hence considered speculative with respect to timely payment of interest and repayment of principal. While the majority of the CLO tranches in which the Fund invests are U.S. dollar-denominated, the Fund also invests in CLO tranches denominated in other currencies, typically Euros. When investing in a CLO tranche in a foreign currency, the Fund’s primary objective is generating attractive risk-adjusted returns in that currency, as opposed to profiting from currency movements. Accordingly, the Fund typically attempts to hedge its foreign currency risk associated with these investments.

Most CLOs are non-static, revolving structures that generally allow for reinvestment of capital by an external manager (the “CLO Collateral Manager”) over a pre-specified period (the “Reinvestment Period”), typically up to five years from issuance. The terms and covenants governing a typical CLO are, with certain exceptions, based primarily on the cash flow generated by, and the par value (as opposed to the market price or fair value) of, the collateral.

A CLO finances its initial purchase of a portfolio of assets via the issuance of CLO debt and equity tranches, with the debt tranches typically carrying floating-rate coupons. CLO debt tranches typically carry ratings at issuance ranging from “AAA” (or its equivalent) at the most senior level to “BB-” or “B-” (or its equivalent), which are below investment grade, at the junior level, typically by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) and/or Fitch Ratings, Inc. (“Fitch”). The coupon on CLO debt tranches is typically lowest at the AAA-level and generally increases at each level down the ratings scale. CLO equity tranches are unrated, and at issuance typically represent approximately 6% to 11% of a CLO’s capital structure. The diagram below is for illustrative purposes only and is intended to depict the general structure of a typical CLO. Some CLOs also include a B-rated debt tranche (in which the Fund may invest), and the structure of CLOs in which the Fund invests may otherwise vary from this example. The left column represents the CLO’s assets, which support the liabilities and equity in the right column. The right column shows the various classes of debt and equity issued by the CLO in order of seniority as to relative rights to receive payments from the assets. The ranges appearing directly below the rating of each class represent the percentages that such classes typically comprise, at issuance, of the overall “capital structure” (i.e., total debt and equity issued by the CLO).

CLOs typically have two priority-of-payment schedules (commonly called “waterfalls”), which are detailed in a CLO’s indenture and govern how cash generated from a CLO’s underlying collateral is distributed to the CLO’s debt and equity tranches.

First, the “interest waterfall” applies to interest payments received on a CLO’s underlying collateral. Subject to compliance with certain tests as set forth in the interest waterfall, the CLO’s equity tranche is entitled to receive any excess interest available after the required regular interest payments to CLO debt investors are made and certain CLO fees and expenses (such as administration and collateral management fees) are paid. To the extent that any of these compliance tests (such as overcollateralization and/or interest coverage tests) are breached, cash flows could be diverted away from CLO mezzanine debt and equity tranches in favor of the more senior CLO debt tranches until and unless such breaches are cured.

Second, the “principal waterfall” applies to cash flow received from the return of principal on the underlying collateral, primarily through loan repayments and proceeds from loan sales. During the CLO’s Reinvestment Period, this principal cash flow is typically used to purchase new assets, whereas after the Reinvestment Period, it is typically used to pay down CLO debt tranches sequentially based on relative seniority.

A CLO’s indenture typically requires that the CLO Collateral Manager only purchase assets for such CLO with maturity dates (which for a senior secured loan are typically five to eight years from the loan issuance date) that are shorter than the maturity date of the CLO’s liabilities (which are typically 12 to 13 years from the CLO issuance date). Subject to the covenants set forth in the CLO indenture, a CLO Collateral Manager is able to trade an underlying CLO’s assets and reinvest proceeds from the sales or repayments of CLO assets. As a result, CLO investors can face significant reinvestment risk with respect to a CLO’s underlying portfolio. Furthermore, in addition to the risk that underlying CLO assets may prepay, debt investors in most CLO transactions are subject to additional prepayment risk in that the holders of a majority of the equity tranche can direct a call or refinancing of a CLO, which could cause the CLO’s outstanding CLO debt securities to be repaid at a sub-optimal time.

Other Investments

As part of its investment strategy, the Fund may also invest in other related securities and instruments that the Adviser believes are consistent with its investment objectives, including senior debt tranches of CLOs; loan accumulation facilities (“LAFs” or “warehouses”); corporate loans (including, but not limited to, loans that ultimately may serve as collateral for CLOs); and securities issued by other securitization vehicles, such as collateralized bond obligations (“CBOs”). LAFs are vehicles that acquire corporate loans and other similar corporate credit-related assets in anticipation of ultimately collateralizing a CLO transaction.

LAFs receive debt financing from the “LAF provider”, which is generally the investment bank expected to ultimately serve as the arranger on the ultimate CLO transaction. The equity capital provided by the LAF investors, combined with the debt financing provided by the LAF provider, is used by the LAF to acquire corporate loans and other similar corporate credit-related assets that are expected to collateralize the ultimate CLO transaction. This period of accumulating assets, known as the “warehouse period,” terminates when the ultimate CLO transaction closes, whereupon the vehicle repays the debt financing using the proceeds from the sale of the CLO debt and equity securities.

The debt financing provided to LAFs typically carry maturities ranging from one to two years (subject to potential extension). Notwithstanding these longer maturities, the Fund’s investments in LAFs are generally expected to last from one to three months, as the Fund would typically invest in the LAF after the debt tranches of the related CLO have been priced (with such investments typically being referred to as “price-to-close” LAF investments). Typically, the Fund commits a specified amount of equity capital to the LAF, and the LAF draws down this equity capital over time as it acquires assets, with leverage in the LAF generally maintained between four and six times. During this commitment period, the debt financing provided by the LAF provider typically bears interest at a floating rate with a specified margin over a benchmark rate such as the Secured Overnight Financing Rate (“SOFR”). The LAF investors primarily earn the difference between the interest earned on the accumulated assets and the interest paid to the LAF provider.

While LAF investors (including the Fund) generally expect to invest in the equity tranche of the ultimate CLO transaction (assuming it is launched), they are not contractually required to do so. In cases where the CLO is not ultimately launched, the LAF is generally unwound and the accumulated assets liquidated. In such cases, LAF investors would receive the excess, if any, of the proceeds from the sale of the LAF’s assets over the unpaid principal balance of the debt financing, in addition to any interest differential described above.

FINANCING AND HEDGING STRATEGY

Leverage by the Fund. Subject to prevailing market conditions, the Fund may add financial leverage if, immediately after such borrowing, it would have asset coverage (as defined in the 1940 Act) of 300% or more (for leverage obtained through debt or other “senior securities”) or 200% or more (for leverage obtained through preferred shares). As one example, if the Fund has $100 in “Net Asset Value” (as defined below), it may utilize leverage through obtaining debt or other “senior securities” subject to a 300% asset coverage requirement, which will typically result in a debt limit of $50 (e.g., $150 in total assets compared to $50 in debt or other “senior securities”). As another example, if the Fund has $100 in “Net Asset Value” (as defined below) and no debt, it may issue $100 in preferred shares subject to a 200% asset coverage requirement, which will typically result in a $100 limit on preferred shares (e.g., $200 in total assets compared to $100 in preferred shares). “Net Asset Value” means the total assets of the Fund minus the Fund’s total liabilities. The Fund also may add financial leverage through borrowings entered into under reverse repurchase agreements subject to the requirements discussed under “Derivatives Transactions” below. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment. Certain instruments that create leverage are considered to be senior securities under the 1940 Act.

In the event the Fund fails to meet its applicable asset coverage ratio requirements, the Fund may not be able to incur additional debt and/or issue preferred shares, and could be required by law or otherwise to sell a portion of its investments to repay some debt or redeem preferred shares (if any) when it is disadvantageous to do so, which could have a material adverse effect on its operations, and the Fund may not be able to make certain distributions or pay dividends of an amount necessary to continue to qualify for treatment as a RIC for U.S. federal income tax purposes.

The Fund expects that it will, or may need to, raise additional capital in the future to fund its continued growth or otherwise, and the Fund may do so by entering into a credit facility, issuing preferred shares or debt securities or through other leveraging instruments. Subject to the limitations under the 1940 Act, the Fund may incur additional leverage opportunistically and may choose to increase or decrease its leverage. In addition, the Fund may borrow for temporary, emergency or other purposes as permitted under the 1940 Act, which indebtedness would be in addition to the asset coverage requirements described above. By leveraging its investment portfolio, the Fund may create an opportunity for increased net income and capital appreciation. However, the use of leverage also involves significant risks and expenses, which will be borne entirely by its shareholders, and its leverage strategy may not be successful. For example, the more leverage is employed, the more likely a substantial negative change will occur in the Fund’s net asset value per share. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized.

Derivative Transactions. The Fund engages in “Derivative Transactions,” as described below, primarily to hedge against credit, credit spread widening, currency, interest rate, and/or other risks, or for other risk management or investment purposes, including to accommodate additional investments. Such Derivatives Transactions may include: (i) purchasing credit protection, via credit default swaps, on broad-based indices tracking high-yield credit (such as the Markit CDX North America High Yield Index), as well as tranches on such credit default swaps, (ii) purchases of payer swaptions (puts) on such credit default swaps, and (iii) purchases of put options on exchange-traded funds (ETFs) that track broad-based high yield corporate bond or leveraged loan indices.

However, the Fund may also use Derivative Transactions for investment purposes to the extent consistent with its investment objectives if the Adviser deems it appropriate to do so. The Fund may purchase and sell a variety of derivative instruments, including exchange-listed and over-the-counter (“OTC”) options, futures, options on futures, swaps and similar instruments, various interest rate-related products, such as fixed-to-floating interest rate swaps, caps, floors or collars, and credit transactions and credit default swaps. The Fund also may purchase and sell derivative instruments that combine features of these instruments. Collectively, the Fund refers to these financial management techniques as “Derivative Transactions.” The use of Derivative Transactions, if any, will generally be deemed to create leverage for the Fund and involves significant risks. No assurance can be given that the strategy and use of derivatives will be successful, and the Fund’s investment performance could diminish compared with what it would have been if Derivative Transactions were not used.

As required by Rule 18f-4 under the 1940 Act (the “Derivatives Rule”), funds that engage in derivatives transactions, other than “limited derivatives users” (as defined under the Derivatives Rule), generally must adopt and implement a written derivatives risk management program (the “Derivatives Risk Management Program”), that is reasonably designed to manage the Fund’s derivatives risks, while taking into account the Fund’s derivatives and other investments. The Derivatives Rule mandates that the fund adopt and/or implement: (i) value-at-risk limitations (“VaR”); (ii) a written derivatives risk management program; (iii) Board oversight responsibilities; and (iv) reporting and recordkeeping requirements. The Fund has adopted and implemented a Derivatives Risk Management Program. However, the Fund may elect in the future, without notice to shareholders, to operate as a “limited derivatives user,” in which case it would no longer be required to maintain its Derivatives Risk Management Program.

The Derivatives Rule also provides special treatment for reverse repurchase agreements, similar financing transactions and unfunded commitment agreements. Specifically, a fund may elect whether to treat reverse repurchase agreements and similar financing transactions as “derivatives transactions” subject to the requirements of the Derivatives Rule or as senior securities equivalent to bank borrowings for purposes of Section 18 of the 1940 Act. Repurchase agreements are not subject to the Derivatives Rule but are still subject to other provisions of the 1940 Act. In addition, when-issued or forward settling securities transactions that physically settle within 35 days are deemed not to involve a “senior security” for the purposes of the asset coverage tests described above. The Fund has currently elected to treat reverse repurchase agreements and similar financing transactions as “derivatives transactions,” subject to the requirements of the 1940 Act under the Derivatives Rule, but alternatively may elect to treat such transactions as borrowings subject to the asset coverage requirements discussed above. Further, the Fund is permitted under the Derivatives Rule to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time the Fund enters into such agreement, that the Fund will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. However, the Fund may elect in the future, without notice to shareholders, to no longer treat these types of liabilities as derivative transactions.

Hedging with Short Sales. As part of its hedging program, the Fund may engage in short sales or take short positions, such as short sales of (or short positions in) ETFs that track leveraged loan indices, such as the Morningstar LSTA US Leveraged Loan 100 Index. Short selling typically involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to repurchase the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale may create the risk of an unlimited loss, in that the price of the underlying security might theoretically increase without limit, thus increasing the cost of repurchasing the securities.

In executing its hedging strategy, the Fund may not be able to borrow the securities that it seeks to sell short, or repurchase the securities that it has sold short. Market conditions, including lower liquidity and regulatory restrictions during periods of financial stress, could limit the Fund’s ability to enter or maintain short positions effectively. Further, repurchasing securities to close out a short position can itself cause the price of the securities to rise further, thereby exacerbating the Fund’s loss.

Temporary Defensive Position. The Fund may take a temporary defensive position and substantially increase its credit hedges and/or invest all or a substantial portion of its total assets in cash or cash equivalents, government securities or short-term fixed income securities during periods in which the Fund believes that adverse market, economic, political or other conditions make it advisable to maintain a temporary defensive position. As the CLOs and other assets in which the Fund invests are generally illiquid in nature, the Fund may not be able to dispose of such investments and take a defensive position. To the extent that the Fund invests defensively, the Fund likely will not achieve its investment objectives.

OPERATING AND REGULATORY STRUCTURE

The Fund is a non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end management investment company, the Fund is required to meet certain regulatory tests. See “Regulation as a Closed-End Management Investment Company.” In addition, the Fund intends to elect to be treated, and intends to qualify annually, as a RIC under Subchapter M of the Code.

Pursuant to the Investment Advisory Agreement by and between the Fund and the Adviser, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components—a base management fee (the “Base Management Fee”) and a performance fee (the “Performance Fee”).

The Base Management Fee is calculated and payable quarterly in arrears at the annual rate of 1.50% of the Fund’s “Net Asset Value” as of the end of such fiscal quarter. The Base Management Fee is prorated for partial quarterly periods based on the number of days in such partial period compared to a 90-day quarter and is calculated and payable quarterly in arrears.

The Performance Fee is calculated and payable quarterly in arrears based upon the Fund’s “Pre-Performance Fee Net Investment Income” with respect to each fiscal quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s common equity equal to 2.00% per quarter (i.e., 8.00% per annum), and is subject to a “catch-up” feature.

Specifically:

●	If the Fund’s Pre-Performance Fee Net Investment Income for a fiscal quarter does not exceed the Hurdle Amount (as defined below) for such quarter, then no Performance Fee is payable to the Adviser with respect to such quarter;

●	If the Fund’s Pre-Performance Fee Net Investment Income for a fiscal quarter exceeds the Hurdle Amount for such quarter but is less than or equal to 121.21% of the Hurdle Amount, then 100% of the portion of the Fund’s Pre-Performance Fee Net Investment Income that exceeds the Hurdle Amount (the “Catch-Up”) is payable to the Adviser as the Performance Fee with respect to such quarter;

○	Therefore, once the Fund’s Pre-Performance Fee Net Investment Income for such quarter exactly reaches 121.21% of the Hurdle Amount, the Adviser will have accrued a Performance Fee with respect to such quarter that is exactly equal to 17.5% of the Pre-Performance Fee Net Investment Income (because 21.21% of the Hurdle Amount (which is the Pre-Performance Fee Net Investment Income captured by the Adviser during the Catch-Up phase) is equal to 17.5% of 121.21% of the Hurdle Amount (which is the entire Pre-Performance Fee Net Investment Income at the end of the Catch-Up phase)); and

●	If the Fund’s Pre-Performance Fee Net Investment Income for a fiscal quarter exceeds 121.21% of the Hurdle Amount for such quarter, then 17.5% of the Fund’s Pre-Performance Fee Net Investment Income is payable to the Adviser as the Performance Fee with respect to such quarter.

With respect to the Performance Fee, there will be no accumulation of the Hurdle Amount from quarter to quarter, no claw back of amounts previously paid if the Pre-Performance Fee Net Investment Income in any subsequent quarter is below the Hurdle Amount for such subsequent quarter, and no delay or adjustment of payment if the Pre-Performance Fee Net Investment Income in any prior quarter was below the Hurdle Amount for such prior quarter.

For these purposes, the following definitions are applicable:

“Hurdle Amount” for any fiscal quarter means the result obtained by multiplying the Net Asset Value of Common Equity at the end of the immediately preceding fiscal quarter by the Hurdle Rate. The Hurdle Amount will be appropriately adjusted for any common share issuances or repurchases during the fiscal quarter.

“Hurdle Rate” means 2.00% per quarter, or 8.00% per annum. The Hurdle Rate will be appropriately prorated for partial quarterly periods based on the number of days in such partial period compared to a 90-day quarter.

“Net Asset Value” means the figure that is equal to the total assets of the Fund minus its total liabilities.

“Net Asset Value of Common Equity” means the portion of Net Asset Value attributable to common equity.

“Pre-Performance Fee Net Investment Income” for any fiscal quarter means interest income (including accretions of discounts, amortization of premiums, and payment-in-kind income), dividend income, and any other income (including any fee income) earned or accrued by the Fund during such fiscal quarter, minus the Fund’s operating expenses for such quarter (which, for this purpose, will not include any litigation-related expenses, any extraordinary expenses, or Performance Fee). Pre-Performance Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. For purposes of computing Pre-Performance Fee Net Investment Income, the calculation methodology will look through total return swaps as if the Fund owned the referenced assets directly. As a result, Pre-Performance Fee Net Investment Income includes net interest (whether positive or negative) associated with a total return swap, which is the difference between (a) the interest income and transaction fees related to the reference assets and (b) all interest and other expenses paid by the Fund to the total return swap counterparty. In the case of an interest rate swap, Pre-Performance Fee Net Investment Income includes the net payments and net accruals of periodic payments.

The “catch-up” provision is intended to provide the Adviser with a performance fee of 17.5% on all of the Fund’s Pre-Performance Fee Net Investment Income when the Fund’s Pre-Performance Fee Net Investment Income reaches 2.424% of Net Asset Value of Common Equity in a quarter. See “The Investment Advisory Agreement—Management Fees.”

The Adviser is obligated to pay expenses associated with providing the investment services stated in the Investment Advisory Agreement, including compensation of and office space for its officers and employees connected with research, trading and investment management of the Fund.

CONFLICTS OF INTEREST

Affiliations of the Adviser and the Administrator

The Fund’s executive officers, Portfolio Managers and certain trustees, and the Adviser, the Administrator and their affiliates’ officers and employees, have several conflicts of interest as a result of affiliations they have and other activities in which they engage. The Adviser and the Administrator are indirectly owned by Ellington Management Group, L.L.C. (“EMG”), a registered investment adviser that provides advisory services to several clients unrelated to the Fund. The Fund’s executive officers, Portfolio Managers and certain trustees, and members of the Adviser’s and the Administrator’s respective management teams, are also employees, officers and/or principals of EMG. Under the Services Agreement, EMG provides such services, including personnel, support and resources, to the Adviser and the Administrator as the Adviser and the Administrator, respectively, may determine to be reasonably necessary to perform their respective obligations under the Advisory Agreement and the Administration Agreement. The fact that the same individuals affiliated with the Fund are also affiliated with the Adviser, the Administrator and EMG may result in conflicts of interest that may not be foreseen or resolved in a manner that is always or exclusively in the Fund’s best interest.

The Fund’s executive officers and trustees, as well as other current and potential future affiliated persons, officers and employees of the Adviser, the Administrator, EMG and certain of their affiliates, may serve as officers, directors or principals of, or manage the accounts for, other entities with investment strategies that substantially or partially overlap with the strategy that the Fund pursues. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of the Fund or its shareholders. The Adviser has entered into, and may in the future enter into, additional business arrangements with certain of the Fund’s shareholders, including granting beneficial ownership in limited liability company interests in the Adviser. In such cases, such shareholders may have an incentive to vote shares held by them in a manner that takes such arrangements into account. As a result of these relationships and separate business activities, the Adviser has conflicts of interest in allocating management time, services and functions among the Fund, other advisory clients and other business activities.

Other Accounts

The Adviser is responsible for the investment decisions made on the Fund’s behalf. There are no restrictions on the ability of the Adviser and certain of its affiliates to manage accounts for multiple clients, including accounts for affiliates of the Adviser or their directors, officers or employees, following the same, similar, or different investment objectives, philosophies, and strategies as those used by the Adviser for its account. In those situations, the Adviser and its affiliates may have conflicts of interest in allocating investment opportunities between the Fund and any other account managed by such person. See “—Allocations of Opportunities” below. Such conflicts of interest would be expected to be heightened where the Adviser manages an account for an affiliate or its directors, officers, or employees. In addition, certain of these accounts may provide for higher management fees or have higher performance fees than the Fund, and/or may allow for higher expense reimbursements, all of which may contribute to a conflict of interest and create an incentive for the Adviser to favor such other accounts. Further, accounts managed by the Adviser or certain of its affiliates may hold certain investments in CLOs, such as mezzanine debt and equity tranches, which conflict with the positions held by other accounts in such CLOs, such as those held by the Fund. In these cases, when exercising the rights of each account with respect to such investments, the Adviser and/or its affiliate will have a conflict of interest, as actions on behalf of one account may have an adverse effect on another account managed by the Adviser or such affiliate, including the Fund.

Further, the professional staff of the Adviser and Administrator will devote as much time to the Fund as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement and Administration Agreement, respectively. However, such persons may be committed to providing investment advisory and other services for other clients and engage in other business ventures in which the Fund has no interests. In addition, payments under the Administration Agreement are equal to an amount based upon the Fund’s allocable portion of certain of the Administrator’s expenses. See “The Adviser and the Administrator—The Administrator and the Administration Agreement” herein. As a result of these separate business activities, the Adviser and Administrator may have conflicts of interest in allocating management and administrative time, services, and functions among the Fund and its affiliates and other business ventures or clients.

Allocation of Investment Opportunities

As a fiduciary, Ellington has a duty to act in the best interests of its clients and to allocate investment opportunities in a fair and equitable manner over time. Ellington has adopted policies and procedures designed to govern the allocation of investment opportunities among multiple client accounts in a manner that it believes is consistent with its fiduciary duties, taking into account various factors. These factors may include, but are not limited to, regulatory, tax, or legal considerations applicable to an account, the investment guidelines and restrictions of a particular client, the risk and return profile of the investment, available capital, liquidity needs, and other relevant circumstances.

Investment opportunities may be allocated using various methodologies, including rotational, percentage-based, or other allocation approaches, provided that such methodologies are consistent with Ellington’s internal conflict of interest and allocation policies and the requirements of applicable law, including the Advisers Act, the 1940 Act and other applicable laws, rules, and regulations. Automated allocation tools may be utilized as part of its portfolio management system to assist in trade allocation, and may be subject to review and oversight by Ellington’s risk management and compliance teams.

In certain cases, priority may be given to accounts in a ramp-up or start-up phase, including the Fund, as such accounts seek to establish their investment portfolios. While this prioritization is permitted within Ellington’s policies, the policies allow for a protocol of allocating assets so that, on an overall basis, each account is treated equitably. As part of these policies, the Fund may be excluded from specified allocations of assets for tax, regulatory, risk management, or similar reasons.

In addition, an account managed by the Adviser, such as the Fund, is expected to be considered for the allocation of investment opportunities alongside other accounts managed by Ellington. However, there is no assurance that a particular opportunity will be allocated to any particular account in a certain manner or that any such account, including the Fund, will be able to participate in all investment opportunities that are suitable for it.

Valuation

The market for the Fund’s targeted investments is more limited than the market for other credit-related investments. As a result, the Fund’s investments are generally measured at fair value. The values of such investments are determined by the Adviser in good faith, subject to the Board’s oversight and in accordance with the 1940 Act and the Fund’s valuation policies, based on relevant information compiled by the Adviser and third-party pricing services (when available), as follows:

●	For investments that are readily valued, such as exchange-traded securities, valuations are generally based on market prices provided by recognized pricing sources.

●	For investments that do not have readily available market quotations, including CLO securities and other structured products, the Adviser may value these investments using third-party pricing services, if available. The Adviser’s Valuation Committee oversees the valuation process and reviews third-party prices when received. In cases where third-party pricing is unavailable, deemed unreliable or otherwise not received, The Adviser may determine fair value in good faith using internal models, market data, and/or input from portfolio management.

Due to the limited market liquidity of certain investments, valuations may involve subjective judgment and could differ materially from values that would be realized in an actual transaction. There is no guarantee that the Fund will be able to sell an investment at the fair value of such investment as determined by the Fund. See “Determination of Net Asset Value” for more information.

The Interested Trustees are associated with the Adviser and have an interest in the Adviser’s economic success. The participation of the Adviser’s investment professionals in the valuation process, and the interest of the Interested Trustees in the Adviser and Ellington, could result in a conflict of interest because, for example, the management fees paid to the Adviser are based in part on the Fund’s Net Asset Value.

Co-Investment Relief and Related Party Transactions

In the ordinary course of business, and to the extent permitted by the 1940 Act and other applicable law, the Fund may enter into transactions with persons affiliated with it by reason of common control of the Adviser, the Administrator, or their affiliates, including EMG. To ensure compliance with applicable regulations, the Fund has adopted policies and procedures requiring its executive officers to review transactions for potential affiliations among the Fund, the Adviser, the Administrator, and their respective affiliates, employees, officers, and directors. The Fund will not enter into such transactions unless satisfied that doing so is consistent with the 1940 Act, applicable SEC rules, interpretations or guidance, or the terms of any exemptive relief granted to it. Because of these affiliations, the Fund may be required to forgo certain investment opportunities, including investments in CLOs managed by Adviser affiliates.

The Nominating and Corporate Governance Committee (the “Governance Committee”) of the Fund reviews and approves in advance any related-party transactions, except for certain transactions pre-approved under guidelines or rules established by the Governance Committee or the Board. The Governance Committee may prohibit any transaction it determines to be inconsistent with the interests of the Fund and its shareholders.

In certain instances, the Fund may co-invest concurrently with other accounts managed by the Adviser, Ellington or certain of the Adviser’s affiliates, subject to compliance with applicable regulations, regulatory guidance, and the Adviser’s allocation procedures. The Fund, the Adviser and certain of their affiliates have received an exemptive order from the SEC that permits the Fund and other investment funds managed by Ellington to coinvest with each other and with other affiliated entities (the “Co-Investment Exemptive Order”). As required by the Co-Investment Exemptive Order, the Fund has adopted, and the Board has approved, policies and procedures reasonably designed to ensure compliance with its terms, and the Adviser and the Fund’s Chief Compliance Officer provide regular reports to the Board regarding the Fund’s co-investment activity. Co-investments made under order are subject to certain conditions and requirements, which could limit the Fund’s ability to participate in specific transactions. As a result, there may be significant overlap among the Fund’s investments and those of affiliated Ellington entities that could avail themselves of the exemptive relief and that have investment objectives similar to ours. The Fund may also co-invest with funds managed by Ellington or its affiliates, subject to applicable regulations, regulatory guidance, and the Adviser’s allocation policy. A copy of the Co-Investment Exemptive Order, including all of the conditions and the related order, is available on the SEC’s website at www.sec.gov.

Material Non-Public Information

In the course of their advisory and other activities, the Adviser and Ellington may acquire confidential or material non-public information or become subject to trading restrictions in certain securities. As a result, the Adviser may be unable to use or disclose such information, even when it could be useful to investment decisions. These restrictions may limit the Adviser’s ability to initiate or exit transactions on behalf of the Fund, which could prevent the Fund from acquiring or disposing of certain investments.

Other Conflicts of Interest

In the ordinary course of its business, Ellington may face other conflicts of interest in managing multiple client accounts. These conflicts may arise due to differing investment advice, competing interests in the same issuer or securitization, joint participation in transactions, investment in other client accounts, service provider relationships, and the receipt of administrative, servicing, or other fees. For example, client accounts may be provided with differing investment recommendations, take opposing positions in the same security, or invest in different levels of an issuer’s capital structure, which may create competing economic interests. In certain cases, Ellington or its affiliates may manage securitizations or structured vehicles in which client accounts invest, act as a servicer or administrator for client transactions, or determine whether services should be provided by third-party vendors or in-house resources. These situations may present conflicts where Ellington has incentives to maximize fees, allocate investments among accounts, or select service providers based on existing relationships. Additionally, conflicts may arise when client accounts provide guarantees, indemnities, or financing through joint vehicles, or when Ellington determines whether to invest in affiliated entities.

Both EMG and the Adviser have adopted policies and procedures to identify, manage, and mitigate potential conflicts of interest in a manner consistent with their fiduciary duties. However, there is no guarantee that all conflicts can be eliminated or that actions taken on behalf of another client account will not adversely affect the Fund.

Code of Ethics and Compliance Procedures

To address potential conflicts of interest, the Fund has adopted a code of ethics under Rule 17j-l under the 1940 Act. Separately, the Adviser has adopted EMG’s Code of Ethics (the “Adviser Code of Ethics”) which applies to the Adviser’s officers and employees. The Adviser Code of Ethics requires personnel to (i) act in the best interests of the Adviser and its client accounts (including the Fund), (ii) conduct themselves in good faith and in an ethical manner, (iii) avoid conflicts of interest with client accounts to the extent reasonably possible, and (iv) identify and manage conflicts of interest as they arise. Personnel subject to each code of ethics may invest in securities for their personal accounts, including investments that may be purchased or held by the Fund, provided that such transactions comply with the applicable pre-clearance, reporting, and trading restrictions. The Fund’s trustees and officers, and the officers and employees of the Adviser, must also comply with applicable U.S. federal securities laws and promptly report any actual or suspected violations to supervisory personnel.

The Adviser believes it has established a working environment, firm-wide compliance culture, and compliance procedures and systems reasonably designed to manage potential conflicts of interest. The Adviser has adopted policies and procedures governing, among other things, the execution of portfolio transactions, personal trading by employees, and other potential conflicts of interest. These policies are designed to ensure that all client accounts are treated equitably over time.

In addition, each code of ethics referenced above is incorporated by reference as an exhibit to the registration statement that this prospectus is a part of and is available on the EDGAR Database on the SEC’ s website at www.sec.gov. Copies may also be obtained for a duplicating fee by emailing publicinfo@sec.gov.

RECENT DEVELOPMENTS

Estimate of Net Asset Value Per Share as of February 28, 2026

The Fund estimates that its net asset value per share as of February 28, 2026 was between $4.46 and $4.52. This estimated range includes the effect of the previously announced monthly dividend of $0.08 per common share, to be paid on March 31, 2026 to common shareholders of record as of February 27, 2026.

The foregoing estimate of net asset value per share (the “preliminary financial information”) is preliminary and subject to completion, including the completion of customary financial statement closing and review procedures for the month and quarter ended February 28, 2026 and March 31, 2026, respectively. As a result, the preliminary financial information reflects only the Fund’s estimate with respect to such information, based on information currently available to management. The Fund’s actual net asset value per share as of February 28, 2026 may differ materially from this estimate and may be outside the estimated range.

In addition, the preliminary financial information is not a comprehensive statement or estimate of the Fund’s financial results or financial condition as of February 28, 2026. The preliminary financial information should not be viewed as a substitute for full financial statements prepared in accordance with GAAP and is not necessarily indicative of the results to be achieved in any future period. Accordingly, you should not place undue reliance on this preliminary financial information.

The preliminary financial information is based upon a number of assumptions. Additional items that may require adjustments to the preliminary financial information may be identified and could result in material changes to such information. Preliminary estimates of results are inherently uncertain and the Fund undertakes no obligation to update this information before announcement of actual results. See “Special Note Regarding Forward-Looking Statements” and “Risk Factors” included herein for factors that could impact the Fund’s actual financial results. The preliminary financial information included in this prospectus has been prepared by, and is the responsibility of, the Fund’s management. PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, has not audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to the preliminary financial information included in this prospectus and, accordingly, PricewaterhouseCoopers LLP does not express an opinion or provide any other form of assurance with respect thereto. The PricewaterhouseCoopers LLP report included in this prospectus relates to our previously issued financial statements. It does not extend to the preliminary financial information presented herein and should not be read to do so.

Issuance of Senior Unsecured Notes

On March 30, 2026, the Fund completed the issuance and sale of $54.0 million in aggregate principal amount of unsecured notes, bearing interest at a rate of 8.50% per annum, due March 30, 2031 (the "2031 Notes"). Interest on the 2031 Notes is payable quarterly in arrears. Prior to March 30, 2028, the 2031 Notes are not redeemable; on or after March 30, 2028, the Fund may redeem the 2031 Notes, at its option, in whole or in part, at a redemption price equal to 100% of the principal amount, plus accrued and unpaid interest.

The 2031 Notes are listed on the NYSE under the symbol "ELLA". The Fund expects to use the net proceeds from the offering of the 2031 Notes for general corporate purposes, including (i) funding purchases of additional assets in accordance with the Fund's investment objectives and strategies and (ii) repaying short-term borrowings under reverse repurchase agreements, which the Fund uses to finance many of its investments.

ADDITIONAL INFORMATION

The Fund will file with or submit to the SEC periodic and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The Fund maintains a website at http://www.ellingtoncredit.com and makes all of its periodic and current reports, proxy statements and other publicly filed information available, free of charge, on or through the Fund’s website. The Fund makes its website content available for informational purposes only. The Fund’s website should not be relied upon for investment purposes, nor is it incorporated by reference into this Prospectus. The SEC maintains a website that contains reports, proxy and information statements and other information the Fund files with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained for a duplicating fee by emailing publicinfo@sec.gov.

CORPORATE INFORMATION

The Fund’s principal executive offices are located at 53 Forest Avenue, Suite 301, Old Greenwich, Connecticut 06870. The Fund maintains a website at www.ellingtoncredit.com (which is not intended to be an active hyperlink). Information contained on the Fund’s website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

COMMITTED EQUITY FINANCING

The Fund entered into a Purchase Agreement and a Registration Rights Agreement with Citizens JMP. Neither the Fund, the Adviser nor any of their affiliates is affiliated with Citizens JMP, or its affiliates. Under the Purchase Agreement, upon the terms and conditions set forth therein, the Fund, at its sole option and discretion, will have the right to sell to the Selling Shareholder up to the lesser of (i) $35,000,000 in aggregate gross purchase price of the Fund’s common shares, or the “Total Commitment,” and (ii) the Exchange Cap (as defined below), to the extent applicable.

Upon the initial satisfaction of the conditions to the Selling Shareholder’s purchase obligations set forth in the Purchase Agreement, or the “Commencement,” the Fund will have the right, but not the obligation, from time to time at its sole option and discretion over the 36-month period beginning on the date the Commencement occurs, or the “Commencement Date,” to direct the Selling Shareholder to purchase common shares of the Fund, unless the Purchase Agreement is terminated earlier. Sales of common shares by the Fund to the Selling Shareholder under the Purchase Agreement, and the timing of any such sales, are solely at the Fund’s option, and the Fund is under no obligation to sell any common shares to the Selling Shareholder under the Purchase Agreement.

The per share purchase price that the Selling Shareholder is required to pay for the Fund’s common shares will be determined by reference to the volume weighted average price of the Fund’s common shares, or “VWAP,” calculated in accordance with the Purchase Agreement, less a discount determined by reference to the "Multiplier" described below. Under the Purchase Agreement, the VWAP Purchase Price (as defined below) per share and the Intraday VWAP Purchase Price (as defined below) per share are each equal to the product of (i) the Multiplier (as defined below) and (ii) the dollar volume-weighted average price for the Fund’s common shares as listed on the NYSE on the applicable Purchase Date commencing at 9:30:01 a.m. and ending at 3:59 p.m. New York City time (or such other time as constitutes the official open or close of the regular trading session) as reported by Bloomberg through its “AQR” function, in each case excluding the following transactions to the extent they occur during the relevant VWAP Purchase Period or Intraday VWAP Purchase Period:

●	(A) the opening or first purchase of common shares at or following the official open of the regular trading session as reported in the consolidated system on such Purchase Date;
●	(B) the last or closing sale of common shares at or prior to the official close of the regular trading session as reported in the consolidated system on such Purchase Date (as applicable); and
●	(C) to the extent the Fund has specified a Limit Order Continue Election (as further described below) in the applicable VWAP Purchase Notice or Intraday VWAP Purchase Notice, all sales of common shares on the NYSE during such VWAP Purchase Period or Intraday VWAP Purchase Period at a price that is less than the applicable VWAP Purchase Minimum Price Threshold (as defined below) or Intraday VWAP Purchase Minimum Price Threshold (as defined below).

In connection with any VWAP Purchase or Intraday VWAP Purchase, the Fund may specify either a Limit Order Continue Election or a Limit Order Discontinue Election in the applicable purchase notice. If the Fund specifies a Limit Order Continue Election, the applicable purchase period will continue notwithstanding sales of common shares below the applicable minimum price threshold, but such below-threshold sales will be excluded from the VWAP and volume calculations for that period. If the Fund specifies a Limit Order Discontinue Election, the applicable purchase period will terminate immediately upon any sale of common shares at a price below the applicable minimum price threshold.

There is no maximum price per share that the Selling Shareholder could be obligated to pay for the Fund’s common shares that the Fund may elect, in its sole discretion, to sell pursuant to the Purchase Agreement. However, the net proceeds to the Fund from common shares sold under the Purchase Agreement, following the application of the Multiplier, will at no time be less than the net asset value per share at the time of such sale.

The “Multiplier” shall be calculated as follows:

●	if the VWAP Purchase Share Amount or Intraday VWAP Purchase Share Amount specified in the applicable VWAP Purchase Notice or Intraday VWAP Purchase Notice is equal to or less than 500,000 shares, the Multiplier shall be 98.25%;
●	if the VWAP Purchase Share Amount or Intraday VWAP Purchase Share Amount specified in the applicable VWAP Purchase Notice or Intraday VWAP Purchase Notice is greater than 500,000 shares, then the Multiplier shall be determined by reference to the “Discount Factor,” in accordance with the following formulas:

Discount Factor = (VWAP Purchase Share Amount or Intraday VWAP Purchase Share Amount – 500,000)/1,000,000

Multiplier = 98.25% - (Discount Factor)*1.25%.

As an example, if the VWAP Purchase Share Amount specified in the applicable VWAP Purchase Notice equals 1,000,000 shares, the resulting Discount Factor would be 0.5, and the Multiplier would be 97.625% (i.e., a 2.375% discount to VWAP).

In no event may the Fund issue to the Selling Shareholder under the Purchase Agreement more than 7,512,155 common shares, representing 19.99% of the Fund’s common shares outstanding immediately prior to the execution of the Purchase Agreement, or the “Exchange Cap,” unless the Fund obtains shareholder approval to issue common shares in excess of the Exchange Cap in accordance with applicable NYSE rules. The Exchange Cap does not apply to issuances and sales of common shares pursuant to the Purchase Agreement to the extent such common shares are sold at a price equal to or in excess of the applicable “minimum price” (as defined under applicable NYSE listing rules) for the Fund’s common shares, calculated at the time such purchases are effected under the Purchase Agreement, if any.

In accordance with the Fund’s obligations under the Registration Rights Agreement, the Fund has filed the registration statement, of which this prospectus forms a part, with the SEC to register under the Securities Act the resale by the Selling Shareholder of up to 7,500,000 common shares that the Fund may elect, in its sole discretion, to issue and sell to the Selling Shareholder under the Purchase Agreement from time to time after the date of this prospectus.

Common shares sold to the Selling Shareholder pursuant to the Purchase Agreement will carry the same voting rights as the Fund’s existing common shares. Accordingly, such sales will result in dilution of existing shareholders’ voting rights with respect to matters on which the Fund’s shareholders are entitled to vote.

See “Committed Equity Financing” elsewhere in this prospectus for a more detailed description of the Purchase Agreement and the Registration Rights Agreement, including the definitions of certain capitalized terms used herein.

SUMMARY OF THE OFFERING

This prospectus sets forth certain terms of the common shares being offered hereby.

Common Shares Offered by the Selling Shareholder	7,500,000 common shares

Use of Proceeds	The Fund will not receive any proceeds from the resale of common shares covered by this prospectus by the Selling Shareholder. However, the Fund may receive up to $35,000,000 in gross proceeds under the Purchase Agreement from sales of common shares that the Fund may elect to make to the Selling Shareholder pursuant to the Purchase Agreement, if any, from time to time in the Fund’s sole discretion, from and after the Commencement Date. See “Use of Proceeds.”

Listing	The Fund’s common shares are listed and traded on the NYSE under the ticker symbol “EARN”.

Leverage

Subject to prevailing market conditions, the Fund may incur financial leverage if, immediately after such incurrence, it would have asset coverage (as defined in the 1940 Act) of at least 300% for leverage obtained through debt or other “senior securities”, or at least 200% for leverage obtained through preferred shares.

As an example, if the Fund has $100 in “Net Asset Value” (as defined below), it may utilize leverage through debt or other “senior securities” subject to a 300% asset coverage requirement, which will typically result in a maximum debt of $50 (e.g., $150 in total assets against $50 in debt or other “senior securities”). As a further example, if the Fund has $100 in “Net Asset Value” (as defined below) and no debt, it may issue up to $100 in preferred shares subject to a 200% asset coverage requirement (e.g., $200 in total assets against $100 in preferred shares). “Net Asset Value” means the total assets of the Fund minus the Fund’s total liabilities.

The Fund may also incur financial leverage through reverse repurchase agreements, subject to the requirements discussed under “Derivatives Transactions” herein. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on its assessment of market conditions and the investment environment. Certain instruments that create leverage may be considered senior securities under the 1940 Act. See “Prospectus Summary—Financing and Hedging Strategy.”

U.S. Federal Income Taxes

The Fund intends to elect to be treated, and intends to qualify annually thereafter, as a RIC for U.S. federal income tax purposes, beginning with its tax year ended March 31, 2026.

As a RIC, the Fund generally will not be required to pay U.S. federal income taxes on ordinary income or capital gains that it distributes to holders of its common shares. To qualify and maintain its status as a RIC, the Fund must meet specific source-of-income and asset diversification requirements and distribute, in each taxable year, at least 90% of the sum of its investment company taxable income and net tax-exempt interest, if any, to holders of its common shares. If, in any taxable year, the Fund fails to qualify as a RIC, it would be taxed as an ordinary corporation, and could be required to recognize unrealized gains, pay substantial taxes, and make substantial distributions before re-qualifying as a RIC. Prospective investors are urged to consult their own tax advisors regarding the tax implications of acquiring, holding and disposing of common shares in light of their particular circumstances. See “U.S. Federal Income Tax Matters.”

Risk Factors	Investing in the Fund’s common shares involves significant risks. Please carefully consider the information set forth under “Risk Factors” in this prospectus before investing.

Available Information	The Fund is required to file periodic reports, proxy statements and other information with the SEC. Such information is available on the SEC’s website at www.sec.gov and free of charge on the Fund’s website, at www.ellingtoncredit.com, or by contacting the Fund at: Ellington Credit Company, 53 Forest Avenue, Suite 301, Old Greenwich, CT 06870, Attention: Secretary, or by telephone at (203) 698-1200.

SUMMARY RISK FACTORS

The value of the Fund’s assets, as well as the market price of its securities, will fluctuate. The Fund’s investments should be considered risky, and investors may lose all or part of their investment in the Fund. Investors should consider their financial situation and needs, other investments, investment goals, investment experience, time horizons, liquidity needs and risk tolerance before investing in the Fund’s securities. An investment in the Fund’s securities may be speculative in that it involves a high degree of risk and should not be considered a complete investment program. The Fund is designed primarily as a long-term investment vehicle, and its securities are not an appropriate investment for a short-term trading strategy. There can be no assurance that returns, if any, on the Fund’s investments will be commensurate with the risk of investment in the Fund, nor can the Fund provide any assurance that enough appropriate investments that meet its investment criteria will be available.

The following is a summary of certain principal risks of an investment in the Fund. See “Risk Factors” for a more complete discussion of the risks of investing in the Fund’s securities, including certain risks not summarized below.

●	It is not possible to predict the actual number of common shares the Fund will sell under the Purchase Agreement to the Selling Shareholder, or the actual gross proceeds from those sales. In addition, the Fund may not have access to the full amount available under the Purchase Agreement.

●	The resale of common shares by the Selling Shareholder, or the perception that such sales may occur, could adversely affect the market price of the Fund's common shares.

●	Investors who purchase shares at different times will likely pay different prices.

●	The Fund invests in corporate CLOs, which exposes it to certain risks associated with corporate loans.

●	The Fund’s CLO investments are subject to risks related to the financial leverage employed by the underlying corporate borrowers.

●	The CLOs in which the Fund invests may be subject to risks associated with syndicated loans.

●	The Fund’s CLO investments are exposed to the misalignment of the interests of CLO collateral managers with the interests of CLO investors, such as the Fund.

●	The Fund’s investments in the primary corporate CLO market involve certain additional risks.

●	The Fund and its investments are subject to prepayment and reinvestment risk.

●	The Fund’s portfolio of corporate CLO investments may lack diversification, which may subject the Fund to a risk of significant loss if one or more of these corporate CLOs experience a high level of defaults on collateral.

●	Failure by a CLO to satisfy certain tests, including as a result of loan defaults and/or negative loan ratings migration, may place pressure on the performance of the Fund’s investments in such CLO.

●	CLO investments involve complex documentation and complex accounting considerations.

●	The Fund is dependent on the collateral managers of the corporate CLOs in which the Fund invests, and those corporate CLOs are generally not registered under the 1940 Act.

●	The Fund’s CLO investments often have limited liquidity.

●	The Fund and its corporate CLO investments are subject to risks associated with non-U.S. investing, including in some cases foreign currency risk.

●	The CLOs in which the Fund invests could become subject to U.S. federal income tax or withholding requirements.

●	The Adviser has significant latitude in determining the types of assets the Fund acquires, and there is no specific prohibition in the Fund’s investment strategy, investment guidelines and/or the RIC qualification requirements against investing in investments that are not CLOs.

●	The Fund is subject to risks associated with loan accumulation facilities.

●	The Fund may invest in corporate loans directly, which not only carry risks similar to those to which the Fund is indirectly exposed through its CLO investments, but also carry incremental risks.

●	There are risks associated with the implementation of the Conversion.

●	Certain actions by the Federal Reserve and other central banks could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders.

●	Interest rate mismatches between the Fund’s assets and its liabilities, and the assets and liabilities of the CLOs in which the Fund invests, may reduce the Fund’s income during periods of changing interest rates, and volatility in interest rates could adversely affect the value of the Fund’s assets.

●	The Fund’s investments are concentrated in subordinated and lower-rated securities that generally have greater risks of loss than senior and higher-rated securities and are subject to amplified market risks.

●	To the extent that due diligence is conducted on potential assets, such due diligence may not reveal all the risks associated with such assets and may not reveal other weaknesses in such assets, which could lead to losses.

●	The lack of liquidity in the Fund’s assets may materially adversely affect its business, financial condition and results of operations, and its ability to make distributions to its shareholders.

●	The Fund’s access to financing sources may not be available on favorable terms, may be limited or completely shut off, and its lenders and derivative counterparties may require the Fund to post additional collateral.

●	The Fund uses financial leverage in executing its business strategy, which may adversely affect the return on its assets and may reduce cash available for distribution to its shareholders, as well as increase losses when economic conditions are unfavorable.

●	The Fund may hedge against changes in corporate credit risks, credit spread widening risks, interest rates, and other risks, which could materially adversely affect the Fund’s business, financial condition and results of operations and its ability to make distributions to its shareholders.

●	There are risks and conflicts of interest associated with the Performance Fee the Fund is obligated to pay the Adviser.

●	The Fund is dependent on the Adviser and certain key personnel of Ellington that are provided to the Fund through the Adviser and may not find a suitable replacement if the Adviser terminates the Investment Advisory Agreement or such key personnel are no longer available to the Fund.

●	There are risks and conflicts of interests associated with the Base Management Fee the Fund is obligated to pay the Adviser.

●	The Board has approved a very broad investment strategy and will generally not review or approve the decisions made by the Adviser to acquire, dispose of, or otherwise manage an asset.

●	The Fund competes with Ellington’s other accounts for access to Ellington and for opportunities to acquire assets.

●	There are other conflicts of interest in the Fund’s relationships with the Adviser and Ellington, which could result in decisions that are not in the best interests of the Fund’s shareholders.

●	Common shares of closed-end management investment companies have historically traded at discounts to their net asset values per share for sustained periods of time, and there can be no assurance that the market price of the Fund’s common shares will not decline below the Fund’s net asset value per share.

●	The Fund’s shareholders may not receive distributions, or distributions may decline over time.

●	An increase in interest rates may adversely affect the market price of the Fund’s common shares and the Fund’s ability to make distributions to its shareholders.

●	The Fund’s declaration of trust contains provisions that make the removal of its trustees difficult, which could impede shareholders’ ability to effect changes to the Fund’s management.

●	The Fund has a limited operating history as a closed-end investment company.

●	Investment in the Fund has various U.S. federal, state, and local income tax risks.

●	The Fund may be subject to certain corporate-level taxes, and will be subject to corporate-level U.S. federal income tax if it is unable to maintain its RIC status under Subchapter M of the Code, which could substantially reduce the cash available for distribution to its shareholders.

●	The Fund’s failure to procure adequate funding and capital would adversely affect the Fund’s results and may, in turn, negatively affect its ability to make distributions to its shareholders.

Investors should carefully review the full “Risk Factors” section of this prospectus for a more detailed discussion of these and other risks associated with an investment in the Fund. There is no guarantee that the Fund will achieve its investment objectives, and investors may lose all or a significant portion of their investment.

Summary of Certain Aspects of the Delaware Control Share Statute

Because the Fund is organized as a Delaware statutory trust, unless it expressly “opts-out,” it is subject to the Delaware Control Share Statute included in the Delaware Statutory Trust Act (the “Control Share Statute”). The Control Share Statute provides for a series of voting power thresholds above which shares are considered “control beneficial interests” (referred to here as “control shares”). Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of fund shares in the election of trustees. Once a threshold is reached, an acquirer has no voting rights under the Delaware Statutory Trust Act or the governing documents of the fund with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by shareholders of the fund or exempted by the board. Approval by the shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of the fund. Further approval by a fund’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level. The board is permitted, but not obligated to, exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively. The Control Share Statute became automatically applicable to listed closed-end funds organized as Delaware statutory trusts, such as the Fund, upon its effective date of August 1, 2022. The Control Share Statute does not retroactively apply to acquisitions of shares that occurred prior to August 1, 2022. However, such shares will be aggregated with any shares acquired after August 1, 2022 for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired shares constituting control shares.

The Control Share Statute, if applicable, may protect the long-term interests of Fund shareholders by limiting the ability of certain investors to use their ownership to attempt to disrupt the Fund’s long-term strategy, such as by forcing a liquidity event. However, the Control Share Statute may also serve to entrench the Board and make it less responsive to shareholder requests. The totality of positive or negative effects is difficult to predict as the Control Share Statute has been in effect for a relatively short period of time. See “Description of its Securities—Certain Aspects of the Delaware Control Share Statute.”

Notwithstanding the foregoing, through the inclusion of Section 10.10 in the Declaration of Trust, the Fund has categorically exempted all acquisitions of its shares from the application of the Control Share Statute and therefore effectively “opted-out” of the Control Share Statute.

SUMMARY OF FEES AND EXPENSES

The following table is designed to assist investors in understanding the costs and expenses borne, directly or indirectly, by an investor in the Fund’s common shares, based on the assumptions set forth below. The percentages below are estimates and may vary in practice. Except where the context suggests otherwise, whenever this table refers to fees or expenses, the Fund will pay such fees and expenses out of its net assets and, consequently, shareholders will indirectly bear such fees and expenses as investors in the Fund.

SHAREHOLDER TRANSACTION FEES
Sales load	—	%(1)
Offering expenses borne by the Fund	0.68	%(2)
Dividend reinvestment plan expenses	—	%(3)
Total Shareholder Transaction Fees	0.68	%(4)

ANNUAL FUND EXPENSES (as a percentage of average Net Asset Value of Common Equity)
Management/Advisory Fees	1.46	%(5)
Performance Fee payable under Investment Advisory Agreement (17.5%)	2.82	%(6)
Interest Payments and Fees on Borrowed Funds	5.38	%(7)
Other Expenses	2.97	%(8)
Total Annual Fund Expenses	12.63	%(9)

(1)	In the event that the Fund publicly sells its securities through underwriters or agents, the related prospectus supplement will disclose any applicable sales load.

(2)	Amount reflects estimated offering expenses of approximately $239,000.

(3)	The expenses of administering the Dividend Reinvestment Plan (the “DRP”) are included in “Other Expenses.” Shareholders may incur brokerage charges if they direct their broker or the Plan Agent (as defined herein) to sell their Common Shares acquired pursuant to the DRP. See “Dividend Reinvestment Plan.”

(4)	In the event that the Fund publicly sells its securities through underwriters or agents, the related prospectus supplement will disclose the offering price and total shareholder transaction expenses as a percentage of the offering price.

(5)	The Management Fee is calculated and payable quarterly in arrears at an annual rate of 1.50% of the Fund’s “Net Asset Value” (total assets less total liabilities). Assumes estimated Management Fee for the year ended March 31, 2026 adjusted to reflect the issuance of an additional $17.5 million of common stock pursuant to the offering described herein.

(6)	Under the Investment Advisory Agreement, the Fund pays the Adviser a Performance Fee calculated and payable quarterly in arrears based upon the Fund’s “Pre-Performance Fee Net Investment Income” for the immediately preceding quarter, subject to a hurdle rate, expressed as a rate of return on the Fund’s common equity, equal to 2.00% per quarter (or an annualized hurdle rate of 8.00%), subject to a “catch-up” feature. For this purpose, “Pre-Performance Fee Net Investment Income” means, for any fiscal quarter, interest income (including discount accretion, premium amortization, and payment-in-kind income), dividend income, and any other income (including any fee income) earned or accrued by the Fund during such quarter, minus the Fund’s operating expenses for such quarter (excluding any litigation-related expenses, extraordinary expenses, and the Performance Fee). Pre-Performance Fee Net Investment Income does not include realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. For purposes of computing Pre-Performance Fee Net Investment Income, the calculation will look through total return swaps as if the Fund owned the referenced assets directly. As a result, Pre-Performance Fee Net Investment Income includes net interest (whether positive or negative) associated with any total return swap, which is the difference between (a) the interest income and transaction fees related to the reference assets and (b) all interest and other expenses paid to the swap counterparty. For interest rate swaps, Pre-Performance Fee Net Investment Income includes the net payments and net accruals of periodic payments.

The calculation of the Performance Fee for each quarter is as follows:

●	If the Fund’s Pre-Performance Fee Net Investment Income for a quarter does not exceed the Hurdle Amount for such quarter, then no Performance Fee is payable for such quarter;

●	If the Fund’s Pre-Performance Fee Net Investment Income for a quarter exceeds the Hurdle Amount for such quarter but is less than or equal to 121.21% of the Hurdle Amount, then 100% of the portion of the Fund’s Pre-Performance Fee Net Investment Income that exceeds the Hurdle Amount (the “Catch-Up”) is payable to the Fund’s Adviser as the Performance Fee with respect to such quarter.

Therefore, once the Fund’s Pre-Performance Fee Net Investment Income for such quarter exactly reaches 121.21% of the Hurdle Amount, the Fund’s Adviser will have accrued a Performance Fee with respect to such quarter that is exactly equal to 17.5% of the Pre-Performance Fee Net Investment Income (because 21.21% of the Hurdle Amount (which is the Pre-Performance Fee Net Investment Income captured by the Adviser during the Catch-Up phase) is equal to 17.5% of 121.21% of the Hurdle Amount (which is the entire Pre-Performance Fee Net Investment Income at the end of the Catch-Up phase)); and

●

If the Fund’s Pre-Performance Fee Net Investment Income for a fiscal quarter exceeds 121.21% of the Hurdle Amount for such quarter, then 17.5% of Pre-Performance Fee Net Investment Income is payable to the Fund’s Adviser as the Performance Fee with respect to such quarter.

●	With respect to the Performance Fee, there will be no accumulation of the Hurdle Amount from quarter to quarter, no claw back of amounts previously paid if the Pre-Performance Fee Net Investment Income in any subsequent quarter is below the Hurdle Amount for such subsequent quarter, and no delay or adjustment of payment if the Pre-Performance Fee Net Investment Income in any prior quarter was below the Hurdle Amount for such prior quarter.

The Performance Fee assumes that Pre-Performance Fee Net Investment Income exceeds 121.21% of the Hurdle Amount in each quarter, and that it will be based on the estimated Performance Fee accrued for the year ended March 31, 2026 adjusted to reflect a proportional increase in the Performance Fee corresponding to the issuance of an additional $17.5 million of common stock pursuant to the offering described herein.

(7)	Assumes average borrowings of $210 million at an average interest rate of 5.81% per annum, which includes the senior unsecured notes of $54 million issued in March 2026 and average borrowings under reverse repurchase agreements of $156 million. If the Fund issues additional debt securities and/or utilizes additional reverse repurchase agreements, then its interest expense and total annual expenses would increase accordingly.

(8)	“Other Expenses” includes the Fund’s overhead expenses, including payments under the Administration Agreement based on the Fund’s allocable portion of overhead and other expenses incurred by the Administrator, as well as fees associated with outsourced administrative functions, and is based on estimated amounts for the fiscal year ended March 31, 2026. “Other Expenses” also includes fees paid to the Fund’s independent accountants and legal counsel; compensation paid to independent trustees; and estimated debt issuance costs associated with the Fund’s senior unsecured notes issued in March 2026, for which the Fund has elected the fair value option and therefore expensed those costs at issuance.

(9)	“Total Annual Fund Expenses” are presented as a percentage of average Net Asset Value of Common Equity, because common shareholders bear all of the fees and expenses listed above (and not the holders of any preferred stock or debt securities). The indirect expenses associated with the Fund’s CLO equity investments are not included above, but if included, the Fund’s total annual expenses would increase to 21.03% of the average Net Asset Value of Common Equity.

The following example illustrates the hypothetical expenses payable by a common shareholder on a $1,000 investment assuming a 5% annual net return, net of total fund expenses of 12.63%:

Example -	1 Year	3 Years	5 Years	10 Years
A shareholder would pay the following expenses on a $1,000 investment, assuming a 5% annual net return	$126	$398	$698	$1,589

The example and fee tables above do not represent the Fund’s future expenses; actual expenses may be greater or less than those shown. While the example assumes a 5.0% annual return, as required by the SEC, the Fund’s actual performance will vary and may differ materially. For a more complete description of the fees and expenses borne directly and indirectly by the Fund, see “Fund Expenses” and “The Investment Advisory Agreement—Management Fees.” Also, while the example assumes reinvestment of all distributions at net asset value, participants in our DRP will receive shares of our common stock in accordance with the terms of the plan. See “Dividend Reinvestment Plan.”

FINANCIAL HIGHLIGHTS

Information about the Fund’s financial highlights is incorporated by reference herein from the Fund’s semi-annual report on Form N-CSR for the period from April 1, 2025 to September 30, 2025, filed with the SEC on November 21, 2025.

RISK FACTORS

Investors should carefully consider the risk factors described below before deciding on whether to make an investment in securities of the Fund. If any of the following risks actually materialize, the Fund’s business, financial condition and results of operations could be materially adversely affected. In such case, the Net Asset Value and/or market price of the Fund’s common shares and other securities could decline substantially, in which case investors could lose all or part of their investment in the Fund. Investors should also be aware that during times of increased uncertainty, volatility and distress in economies, financial markets, and labor and health conditions, the risks to which the Fund is subject may also increase significantly compared to normal conditions. Finally, the risks set out below are not the only risks the Fund faces. Additional risks and uncertainties not presently known to it, or not presently deemed material by it, may also impair its operations and performance, as well as the Net Asset Value and/or the market price of the Fund’s common shares.

Risks Related to the Offering

The actual number of shares the Fund will be able to sell under the Purchase Agreement, if any, and the actual gross proceeds from those sales, cannot be predicted. In addition, the Fund may not have access to the full amount available under the Purchase Agreement.

The Fund entered into a Purchase Agreement with the Selling Shareholder, pursuant to which the Selling Shareholder has committed to purchase up to $35,000,000 of the Fund's common shares, subject to the limitations and conditions set forth therein. Common shares issued under the Purchase Agreement may be sold by the Fund to the Selling Shareholder at the Fund's discretion from time to time over a 36-month period commencing on the Commencement Date, unless the Purchase Agreement is terminated earlier.

The Fund generally controls the timing and amount of any sales of its common shares to the Selling Shareholder under the Purchase Agreement. Such sales, if any, will depend upon market conditions and other factors determined by the Fund. The Fund may ultimately elect to sell all, some or none of the common shares available for sale pursuant to the Purchase Agreement. Depending on market liquidity at the time, resales of such shares by the Selling Shareholder may adversely affect the trading price of the Fund's common shares.

Because the purchase price per share to be paid by the Selling Shareholder will fluctuate based on the market prices of the Fund's common shares, it is not possible to predict the number of common shares the Fund will sell, the purchase price per share the Selling Shareholder will pay, or the aggregate gross proceeds the Fund will receive under the Purchase Agreement, if any.

Any issuance by the Fund of a substantial number of common shares beyond the 7,500,000 common shares registered for resale hereunder could cause downward pressure on the trading price of the Fund's common shares.

The Fund's inability to access all or a portion of the amount available under the Purchase Agreement, in the absence of other financing sources, could materially adversely affect the Fund’s business, financial condition, results of operations, and ability to make distributions to its shareholders.

The resale of common shares by the Selling Shareholder, or the perception that such sales may occur, could adversely affect the market price of the Fund's common shares.

The purchase price for common shares sold to the Selling Shareholder under the Purchase Agreement will fluctuate based on the trading price of the Fund's common shares. Depending on market liquidity at the time, such sales, or any other sales of the Fund's common shares, may adversely affect the trading price of the Fund's common shares.

Once the Selling Shareholder acquires common shares from the Fund, it may resell all, some, or none of those shares at any time or from time to time in its discretion. Such sales could result in substantial dilution to existing shareholders. Furthermore, the sale of a substantial number of the Fund's common shares to the Selling Shareholder, or the anticipation of such sales, could adversely affect the Fund’s ability raise equity capital in the future on terms it might otherwise find acceptable.

Investors who purchase shares at different times will likely pay different prices.

Pursuant to the Purchase Agreement, the Fund has discretion, subject to market demand, to vary the timing, prices, and number of shares sold to the Selling Shareholder. When the Fund elects to sell common shares to the Selling Shareholder, the Selling Shareholder may resell all, some or none of those shares at any time or from time to time at its discretion and at different prices. As a result, investors who purchase shares from the Selling Shareholder hereunder at different times will likely pay different prices, and may experience different investment outcomes. Investors may experience a decline in the value of their shares resulting from future sales by the Fund to the Selling Shareholder at prices lower than those investors paid. In addition, if the Fund sells a substantial number of shares to the Selling Shareholder, or if investors expect it to do so, such sales, or the mere existence of the arrangement with the Selling Shareholder, may adversely affect the Fund’s ability to sell equity or equity-related securities in the future on terms it might otherwise find acceptable.

Principal Risks of the Fund

The Fund invests in corporate CLOs, which exposes it to certain risks associated with corporate loans.

Investments in corporate CLO securities involve certain risks. Corporate CLOs are securitizations that are typically backed by a pool of corporate loans or similar corporate credit-related assets that serve as collateral. The assets underlying the Fund’s CLO investments generally consist of lower-rated first-lien corporate loans, although certain CLO structures may also allow for limited exposure to other asset classes including unsecured loans, second-lien loans, or corporate bonds. To the extent that the assets underlying the Fund’s CLO investments are rated for creditworthiness by any nationally recognized statistical ratings organizations, they generally carry lower credit ratings, and certain assets may not be rated by any nationally recognized statistical ratings organization. As a result, the assets underlying the Fund’s CLO investments are considered to bear significant credit risks. Corporate issuers of lower-rated debt securities may be highly leveraged and may not have access to more traditional methods of financing. During economic downturns or sustained periods of rising interest rates, issuers of lower-rated debt securities may be likely to experience financial stress, especially if such issuers are highly leveraged, and in such periods the market for lower-rated debt securities could be severely disrupted, adversely affecting the value of such securities.

The risk of loss for lower-rated debt securities is also magnified to the extent that such securities are unsecured or subordinated to more senior creditors. Lower-rated debt securities generally have limited liquidity and limited secondary market support. These risks are further exacerbated in the case of second-lien loans, as they are subordinated to first-lien loans and have weaker recovery prospects in the event of borrower distress or default. Further, ratings downgrades on the Fund’s CLO debt investments may result in its investments being viewed as riskier than they were previously thought to be. This perception of increased riskiness resulting from a downgrade can result in adverse impacts to the market value and liquidity of the Fund’s CLO debt investments, as well as reduce the availability or increase the cost of financing for the Fund’s CLO debt investments.

The CLOs in which the Fund invests, may acquire loans to smaller companies (“middle-market loans”), which may carry more inherent risks than loans to larger, publicly traded entities. Compared to larger companies, these middle-market companies tend to have more limited access to capital, weaker financial positions, narrower product lines, and tend to be more vulnerable to competitors’ actions and market conditions, as well as to general economic downturns. As a result, the securities issued by CLOs that hold significant investments in middle-market loans are generally considered riskier than securities issued by CLOs that primarily invest in broadly syndicated loans.

The corporate loans that underlie the Fund’s CLO investments may become nonperforming or impaired for a variety of reasons. Nonperforming or impaired loans may require substantial workout negotiations or restructurings that may result in significant delays in repayment, a significant reduction in the interest rate, and/or a significant write-down of the principal of the loan. A wide range of factors could adversely affect the ability of an underlying corporate borrower to make interest or other payments on its loan. The corporate issuers of the loans or securities underlying the Fund’s CLO investments may be highly leveraged and may be subject to an increased risk of default depending on certain micro- or macro-economic conditions, such as economic recessions, heightened interest rates and/or inflation, tariffs, and other conditions. The risk of economic recession and declining creditworthiness of corporate borrowers would be amplified by rising corporate default rates, tightening credit conditions, and potential credit downgrades in leveraged loan markets. Accordingly, the subordinated and lower-rated (or unrated) CLO securities in which the Fund invests may experience significant price and performance volatility relative to more senior or higher-rated CLO securities, and they are subject to greater risk of loss than more senior or higher-rated CLO securities which, if realized, could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders.

Such defaults and losses, especially those in excess of the market’s or the Fund’s expectations, would have a negative impact on the value of the Fund’s CLO investments, and reduce the cash flows that the Fund receives from its CLO investments, which could materially adversely affect its business, financial condition and results of operations, and its ability to make distributions to its shareholders.

In addition, if a CLO in which the Fund invests experiences an event of default as a result of the CLO’s failure to make a payment when due, the erosion of the CLO’s underlying collateral, or other reasons, the CLO would be subject to the possibility of liquidation. In such cases, the risks are heightened that the collateral underlying the CLO may not be able to be readily liquidated, or that when liquidated, the resulting proceeds would be insufficient to redeem in full the CLO mezzanine debt and equity tranches that are the focus of the Fund’s investment strategy. CLO equity tranches often suffer a loss of all of their value in these circumstances, which could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders. Furthermore, following an event of default by a CLO, the holders of CLO mezzanine debt and equity tranches typically have limited rights regarding decisions made with respect to the underlying collateral, with the result that such decisions might favor the more senior tranches of the CLO.

In the event of a bankruptcy or insolvency of an issuer of a loan or of an underlying asset held by a CLO in which the Fund invests, a court or other governmental entity may determine that the related claims held by such CLO are not valid or are subject to significant modification. In addition, any payments previously received by such CLO could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year under U.S. Federal bankruptcy law or even longer under state laws) before insolvency.

Further, “covenant-lite” loans may comprise a significant portion of the underlying collateral of the CLOs in which the Fund invests. Generally, covenant-lite loans provide the obligor with more freedom to take actions that could negatively impact their lenders because the obligor’s covenants are incurrence-based and not maintenance-based, which means that they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. At times, covenant-lite loans have represented a significant majority of the syndicated corporate loan market. To the extent that the corporate CLO securities in which the Fund invests hold covenant-lite loans, the Fund may have a greater risk of loss on such investments as compared to investments in CLOs holding loans with more robust covenants.

The CLOs in which the Fund invests may also acquire interests in corporate loans indirectly, by way of participations. In a participation, the underlying debt obligation remains with the institution that has sold the participation, which typically results in a contractual relationship only with such selling institution, and not with the corporate obligor directly. As a result, the holder of a participation assumes the credit risk of both the obligor and the selling institution and may only have limited rights to influence any decisions made by the selling institution in connection with the underlying debt obligation.

The Fund’s CLO investments are subject to risks related to the financial leverage employed by the underlying corporate borrowers.

The corporate borrowers of the underlying assets in a CLO are typically highly leveraged, and there may be few or no restrictions on the amount of indebtedness such borrowers can incur. Substantial indebtedness adds additional risk with respect to a borrower and could (i) limit its ability to borrow money or otherwise access funds for its working capital, capital expenditures, debt service requirements, strategic initiatives or other purposes; (ii) require it to dedicate a substantial portion of its cash flow from operations to the repayment of its indebtedness, thereby reducing funds available to it for other purposes; (iii) make it more highly leveraged than some of its competitors, which may place it at a competitive disadvantage; and/or (iv) subject it to restrictive financial and operating covenants, which may preclude it from executing on favorable business activities or from financing future operations or other capital needs. In some cases, proceeds of indebtedness incurred by a borrower could be paid as a dividend to its equity holders rather than retained by the borrowers for its working capital or to pursue favorable opportunities. Highly leveraged companies are often more sensitive to declines in revenues, increases in expenses, and adverse business, political, or financial developments or economic factors such as a significant rise in interest rates, a severe downturn in the economy, or deterioration in the condition of such companies or their industries. A leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

If an underlying borrower is unable to generate sufficient cash flow to meet principal and/or interest payments on its indebtedness, it may be forced to take other actions to satisfy its obligations under its indebtedness. These alternative actions may include reducing or delaying capital expenditures, selling assets, seeking additional capital, or restructuring or refinancing indebtedness. Any of these actions could significantly reduce the value of the related underlying asset held by the CLO, and thus the CLO security held by the Fund. Furthermore, if the borrower is unable to meet its scheduled debt service obligations even after taking these actions, the borrower may be forced into liquidation, dissolution or insolvency, and the value of the related underlying asset held by the CLO, and thus the CLO security held by the Fund, could decline significantly or even be rendered worthless. Reductions in the value of the Fund’s CLO investments may negatively impact the Fund’s financial condition and cash flows, and could impair the Fund’s ability to make distributions to its shareholders.

The CLOs in which the Fund invests may be subject to risks associated with syndicated loans.

Under the documentation for syndicated loans, a financial institution or other entity typically is designated as the administrative agent and/or collateral agent. This agent is granted a lien on any collateral on behalf of the other lenders and distributes payments on the indebtedness as they are received. The agent is the party responsible for administering and enforcing the loan and generally may take actions only in accordance with the instructions of a majority or two-thirds in commitments and/or principal amount of the associated indebtedness. In most cases for the Fund’s syndicated loan investments, the Fund does not expect to hold a sufficient amount of the indebtedness to be able to compel any actions by the agent. Consequently, the Fund would only be able to direct such actions if instructions from it were made in conjunction with other holders of associated indebtedness that together with the Fund compose the requisite percentage of the related indebtedness then entitled to take action. Conversely, if holders of the required amount of the associated indebtedness other than the Fund desire to take certain actions, such actions may be taken even if the Fund did not support such actions. Furthermore, if a syndicated loan is subordinated to one or more senior loans made to the applicable obligor, the Fund’s ability to exercise such rights may be subordinated to the exercise of such rights by the senior lenders. Whenever the Fund is unable to direct such actions, the parties taking such actions may not have interests that are aligned with the Fund, and the actions taken may not be in the Fund’s best interests. Furthermore, in recent years, “priming” transactions in the distressed debt sector have become more common. These “priming” arrangements are transactions where a group of debtholders can move collateral away from existing lenders so that it can serve as the primary source of secured assets for new money and/or restructuring existing debt. If the Fund were to hold distressed debt, either directly or indirectly through its CLO investments, that became “primed” by another group of lenders, it could lose all or a significant part of such investment, which could negatively impact the Fund’s financial condition and its ability to make distributions to its shareholders.

If an investment is a syndicated revolving loan or delayed drawdown loan, other lenders may fail to satisfy their full contractual funding commitments for such loan, which could create a breach of contract, result in a lawsuit by the obligor against the lenders and adversely affect the value of the Fund’s investment.

There is a risk that a loan agent may become bankrupt or insolvent. If the loan agent becomes bankrupt or insolvent, holders of the related loan may be delayed and possibly impaired in their ability to access the collateral linked to the related indebtedness. They may also be limited in their ability to direct the agent to take actions against the related obligor. In addition, the Fund may be unable to remove the agent in circumstances in which removal would be in the Fund’s best interests. Moreover, agented loans typically allow for the agent to resign with certain advance notice, and the Fund may not find a replacement agent on a timely basis, or at all, in order to protect its investment.

The Fund’s investments in corporate CLOs involve certain structural risks.

Most CLOs are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their relative seniority and degree of risk. If the relevant collateral defaults or otherwise underperforms, payments to the more senior tranches of such securitizations take precedence over those of more junior tranches, such as mezzanine debt and equity tranches, which are the focus of the Fund’s corporate CLO investment strategy. CLOs present risks similar to those of other types of credit investments, including credit, interest rate and prepayment risks. See “—The Fund invests in corporate CLOs, which exposes it to risks associated with corporate loans.”

Even though the Fund expects that most of its CLO mezzanine debt investments will have floating rate coupons, these and other of the Fund’s CLO investments are still exposed to interest rate risk. There can be significant mismatches between the timing and frequency of coupon resets on the floating rate CLO debt tranches and the underlying floating rate assets, and furthermore some of the underlying assets may bear fixed coupon rates. When interest rates are low but increasing, variations between interest rate floors on the CLO debt tranches and the underlying corporate loans can reduce the amount of excess interest available for payment to the CLO debt and equity tranches. This reduction in excess interest could adversely impact the Fund’s CLO equity cashflows and valuations, which could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders.

CLOs have at times experienced negative credit events in their constituent loans, credit rating downgrades of constituent loans and issued debt tranches, and failures of certain deal metrics. The failure by a CLO in which the Fund invests to satisfy certain tests, including with respect to adequate collateralization and/or interest coverage, would generally lead to a reduction in the payments made to holders of its mezzanine debt and equity tranches.

The Fund’s CLO investments are exposed to the misalignment of the interests of CLO collateral managers with the interests of CLO investors, such as the Fund.

As discussed under “—The Fund is subject to the risk of legislative and regulatory changes impacting its business or the markets in which the Fund invests,” CLO collateral managers are not securitizers subject to the U.S. Risk Retention Rules. This may reduce a CLO collateral manager’s incentives to prioritize the interests of CLO investors, including the Fund, increase the risk of default as a result of less stringent credit or underwriting standards with respect to the underlying portfolios, and limit investor confidence in the CLOs.

The Fund’s investments in the primary corporate CLO market involve certain additional risks.

Between the pricing date and the closing date of a corporate CLO, the collateral manager generally purchases additional assets for the CLO. During this period, the price and availability of these assets may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of assets that will satisfy specified concentration limitations and allow the CLO to reach the target initial principal amount of collateral prior to the effective date. An inability or delay in reaching the target initial principal amount of collateral may adversely affect the timing and amount of payments received by the holders of CLO mezzanine debt securities and equity securities and could result in early redemptions which could cause significant principal losses on the CLO mezzanine debt and equity securities, which could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders.

The Fund and its investments are subject to prepayment and reinvestment risk.

As part of the ordinary management of its portfolio, a CLO will typically generate cash flow from asset repayments and sales that is reinvested into substitute assets, subject to compliance with its investment tests and certain other conditions. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired, the excess interest-related cash flow available for distribution to the CLO equity tranches would decline. In addition, prepayment rates of the assets underlying a CLO are driven by a number of factors, including changing interest rates and other factors that are beyond the Fund’s control. Furthermore, in most CLO transactions, CLO debt investors are subject to the risk that the holders of a majority of the equity tranche can direct a call or refinancing of a CLO, causing such CLO’s outstanding CLO debt securities to be repaid at par earlier than expected. Such early repayment of CLO debt investments could affect the Fund’s ability to earn anticipated returns, and could impact the Fund’s cash flows available to make distributions to its shareholders. This and other factors can cause considerable uncertainty in the average lives of the CLO tranches in which the Fund invests.

The Fund’s portfolio of corporate CLO investments may lack diversification, which may subject the Fund to a risk of significant loss if one or more of these corporate CLOs experience a high level of defaults on collateral.

The Fund operates as a non-diversified investment company under the 1940 Act. Therefore, other than the limitations imposed by the 1940 Act, the Fund does not have any limitations on the ability to invest in any one CLO, and its investments may be concentrated in relatively few CLOs, CLOs that have similar risk profiles (including by being concentrated in a limited number of industries), CLOs where there is an overlap of underlying corporate issuers, or CLOs that are managed by the same collateral manager. The overlap of underlying corporate issuers is often more prevalent across CLOs of the same year of origination, as well as across CLOs managed by the same asset manager or collateral manager.

To the extent that the Fund’s CLO investments are more concentrated, the Fund is susceptible to a greater risk of loss if one or more of the CLOs in which the Fund is invested performs poorly, or in the event a CLO collateral manager were to fail, experience the loss of key employees or sell its business. To the extent the Fund invests in CLOs that have a high level of overlap of underlying corporate obligors, there is a greater likelihood of experiencing multiple defaults in the Fund’s CLO portfolio. In general, to the extent that the Fund’s CLO portfolio is less diversified, the Fund may have a greater likelihood of experiencing large overall losses, which could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders.

Failure by a CLO to satisfy certain tests, including as a result of loan defaults and/or negative loan ratings migration, may place pressure on the performance of the Fund’s investments in such CLO.

The failure by a CLO in which the Fund invests to satisfy certain tests, including with respect to adequate collateralization and/or interest coverage, would generally lead to a reduction in the payments made to holders of the Fund’s mezzanine debt and equity tranches. In a typical corporate CLO, nonperforming assets, or performing assets rated “CCC+” or lower (or their equivalent) in excess of applicable limits, typically do not receive full par credit for purposes of calculation of the CLO’s overcollateralization tests. As a result, if an asset were to default, or an asset’s credit rating were to decrease to a lower credit rating level, also known as “negative rating migration,” it could cause a CLO to move out of compliance with some or all of its overcollateralization tests. CLOs are also generally subject to interest coverage tests, under each of which the interest income generated by the underlying assets is compared to the interest owed to a given CLO tranche and all tranches more senior to it. To the extent that any overcollateralization tests or interest coverage tests are breached, cash flows could be diverted away from the CLO mezzanine debt and equity tranches in favor of the more senior CLO debt tranches until and unless such breaches are cured, which could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders.

CLO investments involve complex documentation and complex accounting considerations.

CLOs are often governed by a complex series of legal documents and contracts. As a result, the risk of dispute over the interpretation or enforceability of the documentation may be higher relative to other types of investments. Further, the complex structure of a particular CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results, which could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders.

The accounting calculations related to the Fund’s CLO investments are complex in numerous ways. For instance, under GAAP, the Fund calculates its net investment income—which is used to determine the performance fee payable to the Adviser—based on effective yield calculations. These calculations involve significant judgment in projecting expected cash flows. If an investment underperforms expectations, the Fund may accrue more interest income than it ultimately realizes on such investment and pay the Adviser a higher performance fee than it otherwise would have if different projections had been used.

The risks associated with the accounting complexities include inaccurate financial reporting, such as incorrect accruals, reserves and estimates, or the misapplication of accounting standards. These issues could lead to the miscalculation of fees, potentially in favor of the Adviser, and could necessitate a financial restatement. Financial restatements are often costly and time-consuming, and they may lead to regulatory scrutiny, legal proceedings, or shareholder litigation. In addition, a restatement could result in a loss of investor confidence, which would negatively impact the Fund’s reputation in the marketplace and impair its ability to raise capital on favorable terms in the future. A financial restatement could also trigger a significant decline in the price of the Fund’s common shares, eroding shareholder value and potentially exacerbating financial and reputational damage. These events could materially adversely affect the Fund’s business, financial condition and results of operations, as well as its ability to make distributions to its shareholders.

The Fund is dependent on the collateral managers of the corporate CLOs in which the Fund invests, and those corporate CLOs are generally not registered under the 1940 Act.

The Fund invests in CLO securities issued by CLOs that are managed by collateral managers unaffiliated with the Fund, and the Fund is dependent on the skill and expertise of such managers. While the actions of the CLO collateral managers may significantly affect the return on the Fund’s investments, the Fund typically does not have any direct contractual relationship with these collateral managers.

While the Fund also relies on these collateral managers to act in the best interests of the CLOs in which the Fund invests, there can be no assurance that such collateral managers will do so. Moreover, such collateral managers are subject to fiduciary duties owed to other classes of notes besides those in which the Fund invests, and they may have other incentives to manage the CLO portfolios in a manner that disadvantages the particular classes of notes in which the Fund is invested. Furthermore, since the CLO issuer often provides an indemnity to its collateral manager, the CLO tranches the Fund holds may ultimately bear the burden of any legal claims brought against the collateral manager.

In addition, the CLOs in which the Fund invests are generally not registered as investment companies under the 1940 Act. As investors in these CLOs, the Fund is not afforded the protections that shareholders in an investment company registered under the 1940 Act would have.

The Fund may only have limited information regarding the underlying assets held by the CLOs in which it invests, and collateral managers may not identify or report issues relating to the underlying assets on a timely basis (or at all) to enable the Fund to take appropriate measures to manage the Fund’s risks. Furthermore, much of the information furnished to the Fund as an investor in a corporate CLO is neither audited nor reviewed, nor is an opinion expressed, by an independent public accountant. Finally, the Fund is not required to disclose to its shareholders any trustee reports or any other information received concerning any of its CLO investments. Thus, the Fund’s shareholders will have limited information on the assets held by, and the performance of, the CLOs in which the Fund invests.

Collateral managers are subject to removal or replacement by other holders of CLO securities without the Fund’s consent and may also voluntarily resign as collateral manager or assign their role as collateral manager to another entity. The removal, replacement, resignation, or assignment of any particular CLO collateral manager’s role could adversely affect the returns on the CLO securities in which the Fund invests, which could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders.

The Fund’s CLO investments often have limited liquidity.

The Fund expects to focus its CLO investment activity in mezzanine debt and equity tranches, which have less liquidity than many other securities, including as a result of lower or no trading volume, transfer restrictions, and their bespoke nature. This illiquidity results in price volatility and can make it more difficult to value or sell these securities if the need arises, which could require the Fund to realize a greater loss if the Fund is ever required to liquidate such assets, which could materially adversely affect its business, financial condition and results of operations, and its ability to make distributions to its shareholders.

The CLOs in which the Fund invests incur significant operating expenses.

The CLOs in which the Fund invests incur significant operating fees and expenses, including but not limited to collateral management fees, administrative expenses, and other operating expenses, which are all indirectly borne by CLO investors. CLO collateral management base fees, which typically range from 0.30% to 0.50% of a CLO’s total assets, are charged on the CLO’s total assets and are usually paid from residual cash flows after interest payments to senior debt tranches. Additional CLO operating expenses, estimated at 0.30% to 0.70%, may also apply, although these are not routinely reported in a standardized manner. Furthermore, CLO collateral managers may also earn incentive fees tied to equity cash flows once the equity tranche achieves a cash-on-cash return of capital and a specified “hurdle” rate. All of these fees and expenses are borne first by the CLO equity tranche due to its subordinated position. Given that the CLO equity tranche represents only a fraction of the value of the entire CLO, these fees and expenses are greatly magnified when expressed as a percentage of the value of the CLO equity tranche. Both types of CLO tranches in which the Fund invests (equity tranches and mezzanine debt tranches) may bear these expenses, with the equity tranche—being the most subordinated—usually shouldering these costs. To the extent that the CLO equity tranche has suffered or will suffer a total principal loss, mezzanine debt tranches will then effectively bear these fees and expenses.

In addition to the collateral management fees, administrative expenses, and other operating expenses incurred by the CLOs in which the Fund invests (and therefore indirectly incurred by the Fund), the Fund will also directly incur the Base Management Fee and the Performance Fee payable to the Adviser, as well as all the other operating expenses of the Fund. Therefore, each shareholder bears his or her share of the Base Management Fee and the Performance Fee of the Adviser, the Fund’s other operating expenses as well as indirectly bearing the ratable share of the collateral management fees, administrative expenses, and other operating expenses of a CLO.

The Fund and its corporate CLO investments are subject to risks associated with non-U.S. investing, including in some cases foreign currency risk.

While the Fund invests primarily in CLOs that hold underlying U.S. assets, the Fund may also invest in corporate CLOs that hold non-U.S. assets, and the Fund expects that many of the CLO issuers in which the Fund invests will be domiciled outside the United States. Investing directly or indirectly in non-U.S. issuers may expose the Fund to additional risks, including political and social instability, expropriation, imposition of foreign taxes, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations and greater price volatility. Further, the Fund, and the CLOs in which the Fund invests, may have difficulty enforcing creditor’s rights in foreign jurisdictions.

A portion of the Fund’s CLO investments (and the income and gains received by the Fund in respect of such investments) may be denominated in currencies other than the U.S. dollar, including the Euro. Accordingly, changes in foreign currency exchange rates may materially adversely affect the value of these investments, which could, in turn, impair the Fund’s ability to make distributions to its shareholders.

The CLOs in which the Fund invests could become subject to U.S. federal income tax or withholding requirements.

The CLO issuers in which the Fund invests will generally operate pursuant to investment guidelines intended to ensure that the CLO is not treated for U.S. federal income tax purposes as engaged in a U.S. trade or business. If a CLO issuer fails to comply with the investment guidelines, or if the IRS otherwise successfully asserts that the CLO should be treated as engaged in a U.S. trade or business, such CLO could be subject to U.S. federal income tax, which could reduce the amount available to distribute to mezzanine debt and equity holders in such CLO, including the Fund, and thereby adversely affect the Fund’s ability to make distributions to its shareholders.

The Code imposes a withholding tax of 30% on certain U.S. source periodic payments, including interest and dividends, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its U.S. account holders and its U.S. owners. Most CLOs in which the Fund invests will be treated as non-U.S. financial entities for this purpose and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which the Fund invests fails to properly comply with these reporting requirements, certain payments received by such CLO may be subject to the 30% withholding tax, which could reduce the amount available to distribute to equity and mezzanine debt holders in such CLO, including the Fund, and thereby materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders.

The Adviser has significant latitude in determining the types of assets the Fund acquires, and there is no specific prohibition in the Fund’s investment strategy, investment guidelines and/or the RIC qualification requirements against investing in investments that are not CLOs.

To maintain the Fund’s qualification as a RIC and compliance with the 1940 Act, the Fund is subject to various requirements and tests that impose limits on its investment strategy. However, other than as described in this prospectus, neither the broad investment guidelines in its Investment Advisory Agreement, the RIC qualification requirements, nor the 1940 Act impose any specific limits on, or prohibitions against, investing its capital in investments that are not CLOs. Under the terms of the Investment Advisory Agreement, the Adviser has significant latitude within its broad investment guidelines in determining the types of assets it may acquire. The Board generally does not review individual acquisitions, dispositions, or many other management decisions.

The Fund is subject to risks associated with loan accumulation facilities.

The Fund may invest in CLO warehouse facilities, otherwise known LAFs or Warehouses, by contributing equity capital to a LAF. LAFs are vehicles that acquire corporate loans and other similar corporate credit-related assets in anticipation of ultimately collateralizing a CLO transaction. LAF investors (including the Fund) generally expect to invest in the equity tranche of the ultimate CLO transaction (assuming it is launched).

Investments in LAFs have risks similar to those applicable to investments in CLO equity securities. The use of leverage, typically ranging from three to six times prior to a CLO’s pricing, also magnifies the Fund’s risk of loss on such investments. See “The Fund uses financial leverage in executing its business strategy, which may adversely affect the return on its assets and may reduce cash available for distribution to its shareholders, as well as increase losses when economic conditions are unfavorable.”

Further, if the assets accumulated by a LAF are ultimately not purchased by the planned CLO, or if the planned CLO is not issued, the LAF may be unwound and the accumulated assets liquidated. In such cases, LAF investors, such as the Fund, may be responsible for either holding or disposing of the assets, exposing them to credit risk and/or market risk, particularly if loan prices have declined. This scenario may become more likely in times of economic distress or when the loans comprising the warehouse collateral, even if still performing, have declined materially in market value. In such instances, the Fund may suffer a loss upon the disposition of the assets and may not recover its full investment in the LAF.

There can be no assurance that the Fund will invest in the ultimate CLO transaction (if any), and any decision not to do so may result in the Fund realizing losses from its LAF investment and/or forgoing a potentially attractive investment opportunity. The occurrence of any of the foregoing or similar events could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders.

The Fund may invest in corporate loans directly, which not only carry risks similar to those to which the Fund is indirectly exposed through its CLO investments, but also carry incremental risks.

In addition to gaining exposure to corporate loans through investments in CLO securities, the Fund may also invest in corporate loans directly. In some cases, these loan investments may result from asset sales or in-kind distributions from CLOs in which the Fund has invested, but in other cases the Fund may acquire such loans directly in the open market. To the extent the Fund invests in corporate loans directly, it will be exposed to all of the risks associated with corporate loans that CLOs are exposed to, as described herein. See “—The Fund invests in corporate CLOs, which exposes it to certain risks associated with corporate loans.”; “—The Fund’s CLO investments are subject to risks related to the financial leverage employed by the underlying corporate borrowers.” and “—The CLOs in which the Fund invests may be subject to risks associated with syndicated loans.”

Direct investments in corporate loans carry additional risks beyond those associated with investments in CLO tranches. Individual corporate loans are directly exposed to idiosyncratic corporate borrower-specific risks, and, as a result, their valuations may be directly and adversely impacted in the event of isolated underperformance or borrower-specific distress. Further, corporate loans do not benefit from CLO structural features such as credit enhancement, cash flow diversion tests, and excess spread, which are designed to mitigate the impact of credit losses at the tranche level. As a result, a direct investment in a corporate loan will generally incur principal losses and realized impairments in the event of a corporate default by that loan’s issuer.

Risks Related to the Fund’s Business

There are risks associated with the implementation of the Conversion.

The implementation of the Conversion required the Fund to make several changes to its day-to-day functions, including a number of complex operational, accounting, regulatory, and market-related changes. Each of these changes include significant risks, each of which could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders. These risks include, but are not limited to:

●	Regulatory and Compliance Risks Related to Bank Custody Rules – Following the Conversion, the Fund is subject to new regulatory requirements, including bank custody rules that were not previously applicable. Compliance with these rules necessitated changes in the Fund’s operational processes, including its custodial arrangements and its master trade agreements with its counterparties, potentially leading to additional costs, operational burdens, or constraints on its available executing counterparties for certain transactions.

●	Tax and Structural Uncertainties – The Conversion may result in unanticipated tax liabilities, including potential recognition of taxable gains or other inefficiencies that could impact the Fund. Additionally, changes in tax laws, IRS interpretations, or regulatory guidance could further affect the Fund’s tax treatment and require further adjustments to its structure. See also “—The Fund may be subject to certain corporate-level taxes, and will be subject to corporate-level U.S. federal income tax if it is unable to maintain its RIC status under Subchapter M of the Code, which could substantially reduce the cash available for distribution to its shareholders.”

●	Accounting, Operational and Systems Transition – Following the Conversion, the Fund prospectively applied investment company accounting and, accordingly, it has modified its internal systems, reporting processes, and third-party service provider arrangements as a result of the Conversion. Any delays, errors, or other challenges related to the transition to investment company accounting could result in operational disruptions, compliance issues, or increased administrative costs.

●	Legal and Regulatory – Upon the Conversion, the Fund became subject to the 1940 Act, implicating a new regulatory reporting regime, including a new schedule, and new reporting forms, and additional compliance obligations, including the implementation of the Derivatives Risk Management Program. Adapting to this new regime may require enhancements to internal compliance protocols, additional personnel, and increased oversight, all of which could increase costs and regulatory risks and there may be delays, errors, or other challenges in adapting to the rules, regulations and requirements of the 1940 Act.

The Fund’s ability to achieve its objectives is contingent on the Fund’s ability to manage and maintain all of these, and other changes, to its business. Any failure to do so could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders as well as its ability to comply with the requirements of the 1940 Act. Any failure on the part of the Fund to comply with the requirements of the 1940 Act could expose it to SEC enforcement actions, litigation, reputational damage, and limitations on future capital raising, which could materially adversely affect the Fund’s regulatory standing, tax status, business, financial condition and results of operations, and its ability to make distributions to its shareholders.

Certain actions by the Federal Reserve and other central banks could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders.

Actions by the Federal Reserve (and similar actions by other central banks), including tightening or easing of monetary policy, increases or decreases in short-term interest rates, balance sheet liquidations or runoff, or other actions, or the perception that the Federal Reserve or other central banks are failing to take actions deemed necessary or advisable by the market, could cause elevated market volatility and adversely impact the value and performance of the Fund’s assets and the ability of the Fund to borrow money or otherwise access capital to fund its operations. See also “—Interest rate mismatches between the Fund’s assets and its liabilities, and the assets and liabilities of the CLOs in which the Fund invests, may reduce the Fund’s income during periods of changing interest rates, and volatility in interest rates could adversely affect the value of the Fund’s assets” for the impact of changing interest rates on the Fund’s business.

Interest rate mismatches between the Fund’s assets and its liabilities, and the assets and liabilities of the CLOs in which the Fund invests, may reduce the Fund’s income during periods of changing interest rates, and volatility in interest rates could adversely affect the value of the Fund’s assets.

Although most of the assets underlying the Fund’s CLO investments carry floating rate coupons, some may have fixed rate coupons or have a fixed rate component, which is most apparent when a given CLO is backed by corporate bonds, rather than loans, since bonds generally are issued with a fixed coupon. The fixed coupons on assets of this nature present some risk of cashflow mismatch between the Fund’s liabilities and its assets, since the Fund’s primary short term liabilities are expected to be reverse repurchase agreements. Reverse repurchase agreement borrowings typically bear a floating rate, and so are typically sensitive to changes in short term interest rates, since maturing reverse repurchase agreements will typically be replaced by new reverse repurchase agreements bearing interest rates based on short term interest rates at the time of the replacement transaction. If the income from the Fund’s assets is insufficient to support the interest payments on its liabilities due to a rise in short term interest rates, the Fund may be forced to reduce its positions, potentially during an inopportune time in the market, which could force it to realize losses or be unable to hold its desired amount of assets.

The Fund may also issue fixed rate debt, which could introduce a similar mismatch between interest owed on liabilities and interest income earned on its assets. As noted above, the Fund will primarily invest in CLOs that bear a floating rate coupon. In a falling interest rate environment, the Fund’s assets can be expected to pay a lower coupon rate, but any fixed-rate debt issued by the Fund will continue to require fixed payments, which could exceed the interest income available from its floating rate assets. This, too, could result in the Fund being forced to sell certain positions in order to meet interest and/or principal payments on its fixed liabilities.

The Fund may initiate and maintain derivative and similar positions in order to address both forms of interest rate mismatch, though the Fund is not required to do so. There can be no certainty that such positions, if they are initiated, will be effective at eliminating the Fund’s exposure to interest rate mismatches. Furthermore, derivative and similar positions come with their own risks, including liquidity risk, which may impact the Fund’s ability to close or adjust such positions efficiently. See “—Hedging instruments and other derivatives, including some credit default swaps, may not, in many cases, be traded on exchanges, or may not be guaranteed or regulated by any U.S. or foreign governmental authority and involve risks and costs that could result in material losses.”

While increases in interest rates will typically increase the interest income on the Fund’s CLO debt investments, which are generally floating rate in nature, they could also place pressure on the ability of the corporate borrowers underlying the Fund’s CLO investments to cover their interest expenses or to refinance their debt, potentially resulting in higher credit losses on the Fund’s CLO investments. When interest rates are low but increasing, variations between interest rate floors on the CLO debt tranches and the underlying corporate loans can reduce the amount of excess interest available for payment to the CLO debt and equity tranches. Finally, assets held directly or indirectly by the Fund that pay a fixed rate coupon typically decline in value when interest rates increase, and if interest rates were to increase significantly, not only would the market value of these assets be expected to decline, but these assets could lengthen in duration because borrowers would be less likely to prepay their fixed rate corporate borrowings, both of which would be expected to have an adverse impact on the Fund’s financial results.

Interest rates can change quickly and are highly sensitive to many factors, including governmental monetary and tax policies, domestic and international economic and political considerations, and other factors beyond the Fund’s control. Moreover, concerns over the United States’ debt ceiling and budget-deficit increase the possibility of downgrades by rating agencies to the U.S. government’s credit rating, which could cause interest rates and borrowing costs to rise. Interest rate movements are highly uncertain and notoriously difficult to predict. For example, from February 28, 2022 to October 31, 2023, the lower bound of the Federal Reserve’s Federal Funds Target Rate rose from 0.00% to 5.25%, while the yield on the ten-year U.S. Treasury rose from 1.83% to 4.93%. While the Fund may opportunistically hedge its exposure to changes in interest rates, such hedging may be limited by the tax rules governing RICs, and the Fund can provide no assurance that its hedges will be successful or that the Fund will be able to enter into or maintain such hedges. As a result, interest rate fluctuations can cause significant losses, reductions in income, and can limit the cash available to make distributions to its shareholders.

Difficult conditions in the corporate sector as well as general market concerns may adversely affect the value of the assets in which the Fund invests.

The Fund’s business is materially affected by conditions in the corporate sector, the financial markets, and the economy, including inflation, interest rates, energy costs, unemployment, geopolitical issues, concerns over the creditworthiness of governments worldwide and the stability of the global banking system. Any deterioration of financial markets or the economy or investor perception of the risks associated with financial markets or the economy could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders.

The Fund’s investments are concentrated in subordinated and lower-rated securities that generally have greater risks of loss than senior and higher-rated securities and are subject to amplified market risks.

The Fund’s portfolio is concentrated in CLO mezzanine debt and equity tranches. These tranches are subordinated in cash flow priority to other more “senior” securities of the same CLO securitization and therefore absorb losses from CLO asset defaults before senior tranches are at risk. The CLO equity tranche typically represents less than 15% of the overall principal balance of a CLO, but it absorbs 100% of the CLO’s credit losses until its principal balance has been written off, after which the mezzanine debt absorbs all losses. As a result, the CLO equity and mezzanine securities that the Fund targets are deemed by rating agencies to have substantial vulnerability to default in payment of interest and/or principal. Such securities are therefore considered to be highly speculative investments. When a CLO underlying corporate borrower defaults, the Fund generally has the right to receive payments only from the CLOs and has no direct rights against the underlying borrowers or the entity that sponsored the CLO transaction. In addition, the Fund may have the option in certain CLOs to contribute additional amounts to the CLO issuer for purposes of acquiring additional assets or curing coverage tests, thereby increasing the Fund’s overall exposure and capital at risk to such CLO. The value and performance of CLO securities are subject to the same types of political and economic factors and risks that affect corporate issuers and capital markets generally, but, for all of the foregoing reasons, these risks are amplified in the case of CLO mezzanine debt and equity tranches.

To the extent that due diligence is conducted on potential assets, such due diligence may not reveal all the risks associated with such assets and may not reveal other weaknesses in such assets, which could lead to losses.

Before making an investment, the Adviser may decide to conduct (either directly or using third parties) certain due diligence on a potential investment. There can be no assurance that the Adviser will conduct any specific level of due diligence, or that, among other things, the Adviser’s due diligence processes will uncover all relevant facts or that any purchase will be successful, which could result in losses on these assets, which could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders.

The Fund relies on analytical models and other data to analyze potential asset acquisition and disposition opportunities and to manage its portfolio. Such models and other data may be incorrect, misleading or incomplete, which could cause the Fund to purchase assets that do not meet the Fund’s expectations or to make asset management decisions that are not in line with its strategy.

The Fund relies on the Adviser and the Adviser relies on the analytical models used by Ellington (both proprietary and third-party models) and information and data supplied by third parties. These models and data may be used to value assets or potential asset acquisitions and dispositions and also in connection with the Fund’s asset management activities. If Ellington’s models (including the data utilized by the models) and/or third party models or data prove to be incorrect, misleading, or incomplete, any decisions made in reliance thereon could expose the Fund to potential risks. The Adviser’s reliance on the models and data used by Ellington may induce it to purchase certain assets at prices that are too high, to sell certain other assets at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging activities that are based on faulty models and data may prove to be unsuccessful.

Some of the risks of relying on analytical models and third-party data include the following:

●	collateral cash flows and/or liability structures may be incorrectly modeled in all or only certain scenarios, or may be modeled based on simplifying assumptions that lead to errors;

●	information about assets or the underlying collateral may be incorrect, incomplete, or misleading;

●	asset, collateral, or CLO historical performance (such as historical prepayments, defaults, cash flows, etc.) may be incorrectly reported, or subject to interpretation (e.g., different CLO issuers may report delinquency and default statistics based on different definitions of what constitutes a delinquent or defaulted loan); and

●	asset, collateral, or CLO information may be outdated, in which case the models may contain incorrect assumptions as to what has occurred since the date information was last updated.

Some models, such as prepayment models or default models, may be predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses. In addition, the predictive models used by the Adviser may differ substantially from those models used by other market participants, with the result that valuations based on these predictive models may be substantially higher or lower for certain assets than actual market prices. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data, and, in the case of predicting performance in scenarios with little or no historical precedent (such as extreme broad-based widening in corporate credit yield spreads or deep economic recessions or depressions), such models must employ greater degrees of extrapolation and are therefore more speculative and of more limited reliability.

All valuation models rely on correct market data inputs. If incorrect market data is entered into even a well-founded valuation model, the resulting valuations will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for securities with complex characteristics or whose values are particularly sensitive to various factors. If the Fund’s market data inputs are incorrect or its model prices differ substantially from market prices, its business, financial condition and results of operations, and its ability to make distributions to its shareholders could be materially adversely affected.

The Fund’s investment portfolio is recorded at market value and/or fair value, with its Board overseeing its Valuation Designee in its determination of fair value and, as a result, there will be uncertainty as to the value of its portfolio investments.

Under the 1940 Act, the Fund is required to carry its portfolio investments at market value, if such value is readily available, or fair value, if there is no readily available market value, as determined by the Adviser in good faith, as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act, in accordance with its written valuation policy and subject to the oversight of the Board. Typically, there will not be a widely visible public market for the type of investments the Fund targets. As a result, the Fund will value these securities at fair value based on relevant information compiled by the Adviser and third-party pricing services (when available), and with oversight conducted by the Board. The values of the Fund’s investments are often not readily determinable.

The determination of market value or fair value and, consequently, the amount of unrealized gains and losses in the Fund’s portfolio, are to a certain degree subjective and dependent on a valuation process conducted by the Adviser and overseen by the Board. Because such valuations are inherently uncertain, may fluctuate over short periods of time, especially during periods of elevated market volatility, and may be based on estimates, the Adviser’s determinations of fair value may differ from the values that would have been used if a ready market for these assets existed or from the prices at which trades occur. Furthermore, the Fund may not obtain third-party valuations for all of its assets. Changes in the fair value of the Fund’s assets directly impact its net income through recording unrealized appreciation or depreciation of its investments and derivative instruments, and so the determination of fair value has a material impact on its net income.

While in many cases the Adviser’s determination of the fair value of its assets is based on valuations provided by third-party dealers and pricing services, the Adviser can and does value assets based upon its judgment, and such valuations may differ from those provided by third-party dealers and pricing services. Valuations of certain assets are often difficult to obtain or are unreliable, and many or all of the Fund’s CLO investments may trade infrequently and are illiquid. In general, dealers and pricing services heavily disclaim their valuations. Additionally, dealers and pricing services may claim to furnish valuations only as an accommodation and without special compensation, and they may disclaim any and all liability for any direct, incidental, or consequential damages arising out of any inaccuracy or incompleteness in valuations, including any act of negligence or breach of any warranty. Depending on the complexity and illiquidity of an asset, valuations of the same asset can vary substantially from one dealer or pricing service to another. Higher valuations of the Fund’s assets have the effect of increasing the amount of management fees the Fund pays to the Adviser. Therefore, conflicts of interest exist because the Adviser is involved in the determination of the fair value of the Fund’s assets.

Market-based inputs are generally the preferred source of values for purposes of measuring the fair value of the Fund’s assets under U.S. GAAP. However, the markets for the Fund’s investments have experienced, and could in the future experience, extreme volatility, reduced transaction volume and liquidity, and disruption as a result of certain events which has made, and could in the future make, it more difficult for the Fund’s Adviser, and for third-party dealers and pricing services that the Fund uses, to rely on market-based inputs in connection with the valuation of its assets under U.S. GAAP. Furthermore, in determining the fair value of the Fund’s assets, the Adviser uses proprietary models that require the use of a significant amount of judgment and the application of various assumptions including, but not limited to, assumptions concerning future prepayment rates, interest rates, default rates and loss severities. These assumptions might be especially difficult to project accurately during periods of economic disruption. The fair value of certain of the Fund’s investments may fluctuate over short periods of time, and the Adviser’s determinations of fair value may differ materially from the values that would have been used if a ready market for these investments existed. The fair value of the Fund’s investments has a material impact on its earnings through the recording of unrealized appreciation or depreciation of investments and may cause its Net Asset Value on a given date to materially understate or overstate the value that the Fund may ultimately realize on one or more of its investments. Investors purchasing the Fund’s securities based on an overstated Net Asset Value may pay a higher price than the value of its investments might warrant. Conversely, investors selling shares during a period in which the Net Asset Value understates the value of the Fund’s investments may receive a lower price for their shares than the value of its investments might warrant.

The Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders could be materially adversely affected if the Adviser’s fair value determinations of these assets were materially different from the values that would exist if a ready market existed for these assets.

The lack of liquidity in the Fund’s assets may materially adversely affect its business, financial condition and results of operations, and its ability to make distributions to its shareholders.

Certain of the assets and other instruments the Fund acquires are not publicly traded. As such, these assets may be subject to legal and other restrictions on resale, transfer, pledge or other disposition, or will otherwise be less liquid than publicly-traded securities. Other assets that the Fund acquires, while publicly traded, have limited liquidity on account of their complexity, turbulent market conditions, or other factors. Illiquid assets typically experience greater price volatility, because a ready market does not exist, and they can be more difficult to value or sell if the need arises. In addition, if the Fund is required to liquidate all or a portion of its portfolio quickly, the Fund may realize significantly less than the value at which the Fund has previously recorded its assets. The Fund may also face other restrictions on its ability to liquidate any assets for which the Fund or the Adviser has or could be attributed with material non-public information. Furthermore, assets that are illiquid are more difficult to finance, and to the extent that the Fund finances assets that are or become illiquid, the Fund may lose that financing or have it reduced. If the Fund is unable to sell its assets at favorable prices or at all, it could materially adversely affect its business, financial condition and results of operations, and its ability to make distributions to its shareholders.

The Fund is highly dependent on Ellington’s information systems and those of third-party service providers, and system failures could significantly disrupt the Fund’s business, which could materially adversely affect its business, financial condition and results of operations, and its ability to make distributions to its shareholders.

The Fund’s business is highly dependent on Ellington’s communications and information systems and those of third-party service providers. Any failure or interruption of Ellington’s or certain third-party service providers’ systems or cyber-attacks or security breaches of their networks or systems could cause delays or other problems in the Fund’s securities trading activities, could allow unauthorized access for purposes of misappropriating assets, stealing proprietary and confidential information, corrupting data or causing operational disruption, or could prevent the Fund from receiving distributions to which the Fund is entitled, any of which could materially adversely affect its business, financial condition and results of operations, and its ability to make distributions to its shareholders.

Computer malware, ransomware, viruses, and computer hacking and phishing attacks have become more prevalent in the financial services industry and may occur on Ellington’s or certain third party service providers’ systems in the future. The Fund relies heavily on Ellington’s financial, accounting and other data processing systems. Financial services institutions have reported breaches of their systems, some of which have been significant, and Ellington has experienced a data breach, which was not material to its or the Fund’s operations. Even with all reasonable security efforts, not every breach can be prevented or even detected. It is possible that Ellington or certain third-party service providers have experienced an undetected breach, and it is likely that other financial institutions have experienced more breaches than have been detected and reported. There is no assurance that the Fund, Ellington, or certain of the third parties that facilitate the Fund’s and Ellington’s business activities, have not or will not experience a breach. It is difficult to determine what, if any, negative impact may directly result from any specific interruption or cyber-attacks or security breaches of Ellington’s networks or systems (or the networks or systems of certain third parties that facilitate the Fund’s and Ellington’s business activities) or any failure to maintain performance, reliability and security of Ellington’s or certain third-party service providers’ technical infrastructure, but such computer malware, ransomware, viruses, and computer hacking and phishing attacks could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders.

Additionally, operational failures or cyber incidents relating to the Fund’s or Ellington’s third-party service providers (or their service providers) may negatively impact the Fund’s business in the future. If a material operational failure or material breach of the information technology systems of its third-party service providers occurs, the Fund could be required to expend significant amounts of money, be delayed in receiving funds (or not receive them at all) or have to expend significant time and resources to respond to these threats or breaches, each of which could materially adversely impact the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders.

New technologies also continue to develop, including tools that harness generative artificial intelligence and other machine learning techniques (collectively, “AI”). AI is developing at a rapid pace and becoming more accessible. As a result, the use of such new technologies by the Fund, Ellington, and/or the Fund’s third-party service providers can present additional known and unknown risks, including, among others, the risk that confidential information may be stolen, misappropriated or disclosed and the risk that the Fund, Ellington, and/or its third-party service providers may rely on incorrect, unclear or biased outputs generated by such technologies, any of which could have an adverse impact on the Fund and its business. See “—Artificial intelligence and other machine learning techniques could increase competitive, operational, legal and regulatory risks to the Fund’s business in ways that the Fund cannot predict.”

Risks Related to the Fund’s Financing, Hedging, and Derivatives Activities

The Fund’s access to financing sources may not be available on favorable terms, may be limited or completely shut off, and its lenders and derivative counterparties may require the Fund to post additional collateral.

The Fund’s ability to fund its operations, meet financial obligations, and finance targeted asset acquisitions may be impacted by an inability to secure and maintain its financing through reverse repurchase agreements or other types of borrowings the Fund may enter into from time to time in the future with its counterparties. Because reverse repurchase agreements are generally short-term transactions, lenders may respond to adverse market conditions by refusing to renew or replace, or making it more difficult for the Fund to renew or replace, the Fund’s maturing short-term borrowings, including imposing more onerous conditions or offering economically worse terms when renewing (i.e. “rolling”) such repurchase agreements.

The Fund’s lenders are primarily large global financial institutions, with exposures both to global financial markets and to more localized conditions. In addition to borrowing from large banks, the Fund may also borrow from smaller non-bank financial institutions. Whether because of a global or local financial crisis or other circumstances, such as if one or more of the Fund’s lenders experiences severe financial difficulties, they or other lenders could become unwilling or unable to provide the Fund with financing, could increase the haircut required for such financing, or could increase the costs of that financing.

Moreover, the Fund is currently party to short-term borrowings (in the form of reverse repurchase agreements) and there can be no assurance that the Fund will be able to roll these borrowings as they mature on a continuous basis and it may be more difficult for the Fund to obtain debt financing on favorable terms, or at all. If the Fund is not able to renew the Fund’s existing reverse repurchase agreements or other types of borrowings the Fund may enter into from time to time or arrange for new financing on terms acceptable to the Fund, or if the Fund defaults on its financial covenants, is otherwise unable to access funds under its financing arrangements, or is required to post more collateral or face larger haircuts, the Fund may have to dispose of assets at significantly depressed prices and at inopportune times, which could cause significant losses, and may also force the Fund to curtail its asset acquisition activities. Similarly, if the Fund were to move a financing from one counterparty to another that required a higher haircut, the Fund would have to repay more cash to the original counterparty than the Fund would be able to borrow from the new counterparty. To the extent that the Fund might be compelled to liquidate certain assets to repay debts, its compliance with the RIC asset tests, income tests, and distribution and other requirements could be negatively affected, which could jeopardize its qualification as a RIC. See “—The Fund may be subject to certain corporate-level taxes, and will be subject to corporate-level U.S. federal income tax if it is unable to maintain its RIC status under Subchapter M of the Code, which could substantially reduce the cash available for distribution to its shareholders.” Any such forced liquidations could also materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders.

In addition, if there is a contraction in the overall availability of financing for the Fund’s assets, including if the regulatory capital requirements imposed on its lenders change or its shareholders’ equity decreases to levels that make the Fund a less attractive financing counterparty, its lenders may significantly increase the cost of the financing that they provide to the Fund, increase the amounts of collateral they require as a condition to providing the Fund with financing, or even cease providing it with financing. The Fund’s lenders also have revised, and may continue to revise, their eligibility requirements for the types of assets that they are willing to finance or the terms of such financing arrangements, including increased haircuts and requiring additional cash collateral, based on, among other factors, the regulatory environment and their management of actual and perceived risk, particularly with respect to assignee liability.

Moreover, the amount of financing that the Fund receives under its financing agreements will be directly related to its lenders’ valuation of the financed assets subject to such agreements. Typically, the master repurchase agreements that govern the Fund’s borrowings under reverse repurchase agreements grant the lender the right to reevaluate the value of the financed assets subject to such reverse repurchase agreements at any time. If a lender determines that the net decrease in the value of the portfolio of financed assets is greater in magnitude than any applicable threshold, it will generally initiate a margin call. In such cases, a lender’s valuations of the financed assets may be different than the values that the Fund ascribes to these assets and may be influenced by recent asset sales at distressed levels by forced sellers. A valid margin call requires the Fund to transfer cash or additional qualifying collateral to a lender or to repay a portion of the outstanding borrowings. If the Fund were to dispute the validity of a margin call from a lender under one of its reverse repurchase agreements and refuse to deliver margin collateral as a result, a lender could still send the Fund a notice of default. In this situation, such lender will have possession of the financed assets, and might still decide to exercise its contractual remedies, despite the margin dispute. In the event of the Fund’s default, its lenders or derivative counterparties can accelerate its indebtedness, terminate its derivative contracts (potentially on unfavorable terms requiring additional payments, including additional fees and costs), increase its borrowing rates, liquidate its collateral, and terminate its ability to borrow. In certain cases, a default on one reverse repurchase agreement or derivative agreement (whether caused by a failure to satisfy margin calls or another event of default) can trigger “cross defaults” on other such agreements. Similarly, if the market value of the Fund’s derivative contracts with a derivative counterparty declines in value, the Fund generally will be subject to a margin call by the derivative counterparty.

Significant margin calls and/or increased reverse repurchase agreement haircuts could have a material adverse effect on the Fund’s results of operations, financial condition, business, liquidity, and ability to make distributions to its shareholders, and could cause the value of its common shares to decline. During March and April of 2020, the Fund observed that many of its financing agreement counterparties assigned lower valuations to certain of its assets, resulting in the Fund having to pay cash to satisfy margin calls, which were higher than historical levels. In addition, during March and April of 2020 the Fund also experienced an increase in haircuts on reverse repurchase agreements that the Fund rolled. A sufficiently deep and/or rapid increase in margin calls or haircuts would have an adverse impact on the Fund’s liquidity. The Fund may have to sell assets at disadvantageous times or prices to meet such obligations.

Consequently, depending on market conditions at the relevant time, the Fund may have to rely on additional equity issuances to meet its capital and financing needs, which it may not be able to issue, or which may be dilutive to its shareholders, or the Fund may have to rely on less efficient forms of debt financing that consume a larger portion of its cash flow from operations, thereby reducing funds available for its operations, future business opportunities, cash distributions to its shareholders, and other purposes. There can be no assurance that the Fund will have access to such equity or debt capital on favorable terms (including, without limitation, cost and term) at the desired times, or at all, which may cause the Fund to curtail its asset acquisition activities and/or dispose of assets, which could materially adversely affect its business, financial condition and results of operations, and its ability to make distributions to its shareholders, or in the worst case, cause its insolvency.

The Fund uses financial leverage in executing its business strategy, which may adversely affect the return on its assets and may reduce cash available for distribution to its shareholders, as well as increase losses when economic conditions are unfavorable.

The Fund uses borrowed money to fund many of its investment activities and to enhance its financial returns. These borrowings include short-term reverse repurchase agreements to finance certain of its CLO assets, and may also include credit facilities, including term loans and revolving credit facilities, derivative transactions, issuance of preferred shares and issuance of debt securities, each in significant amounts and on terms that the Adviser and the Board deem appropriate, subject to applicable limitations under the 1940 Act. Such financings may be used for the acquisition and maintenance of its investments, to pay fees and expenses, and for other purposes. Such leverage may be secured or unsecured. Any such leverage is in addition to leverage embedded or inherent in the CLO structures or derivative instruments in which the Fund may invest. The CLO equity securities in which the Fund invests have capital structures that are highly leveraged, with debt-to-equity ratios typically ranging from eight to sixteen times, and the LAFs in which the Fund intends to invest are also highly leveraged, with debt-to-equity ratios typically ranging from three to six times prior to a CLO’s pricing. Accordingly, the CLO equity tranches and LAFs in which the Fund invests will expose the Fund indirectly to substantial leverage, which magnifies the risk of significant or total loss on such investments.

Through the use of leverage, the Fund may acquire positions with market exposure significantly greater than the amount of equity capital committed to the transaction. Leverage can enhance the Fund’s potential returns but can also exacerbate losses. Even if an asset increases in value, if the asset fails to earn a return that equals or exceeds its cost of borrowing, the leverage will diminish the Fund’s returns. Leverage also increases the risk of the Fund’s being forced to swiftly liquidate its assets. See “—The Fund’s access to financing sources may not be available on favorable terms, may be limited or completely shut off, and its lenders and derivative counterparties may require the Fund to post additional collateral.”

Since financial leverage increases the amount of the Fund’s assets without a corresponding increase in the Fund’s common equity, any event that adversely affects the Fund’s assets would have an amplified effect on the Fund’s common shares to the extent that leverage is utilized. For instance, any decrease in the yield of the Fund’s assets would cause the Fund’s net interest income to decline more sharply than it would have had the Fund not borrowed. Such a decline could also negatively affect the Fund’s ability to make distributions and other payments to its securityholders. Similarly, the more leverage that the Fund employs, the more likely a substantial change will occur in the Fund’s Net Asset Value. The Fund’s expected use of leverage is generally considered to be a speculative investment technique. Its ability to service any debt that the Fund incurs will depend largely on its financial performance and will be subject to prevailing economic conditions and competitive pressures. In a market that moves adversely to the Fund’s assets, the use of leverage would be expected to result in a loss that would be greater than if the Fund’s assets were not leveraged.

The Fund currently operates, and intends to continue to operate, as a fully compliant derivatives fund under the Derivatives Rule, including treating reverse repurchase agreement borrowings as derivatives transactions and implementing a Derivatives Risk Management Program. By electing to operate under the full derivatives framework rather than qualifying as a “limited derivatives user,” under the Derivatives Rule, the Fund is permitted to take on a significantly higher level of leverage through the use of derivatives and reverse repurchase agreement transactions than would be allowed for a limited derivatives user. This increased leverage may amplify both potential gains and losses, subjecting the Fund to greater volatility and market risk. While the Fund’s Derivatives Risk Management Program includes oversight and certain limits, leveraging the fund to a higher degree increases the potential for significant losses during periods of market stress or when asset prices move against its investments. Furthermore, any breach of its leverage or risk limits could result in forced portfolio adjustments, liquidity constraints, or regulatory scrutiny. See “Summary—Financing and Hedging Strategy—Derivative Transactions” and “—The Fund is subject to the risk of legislative and regulatory changes impacting its business or the markets in which the Fund invests.”

Additionally, if the Fund’s asset coverage declines below 300% (or 200%, as applicable), the Fund would not be able to declare distributions, incur additional debt or issue additional preferred shares, and could be required by law to sell a portion of its investments to repay some debt or redeem shares of preferred shares when it is disadvantageous to do so. As such, the Fund might not be able to make certain distributions or pay dividends of an amount necessary to continue to qualify for taxation as a RIC. The amount of leverage that the Fund employs will depend on the Adviser’s and its Board’s assessment of market and other factors at the time of any proposed borrowing. There can be no assurance that the Fund will be able to obtain credit at all or on terms acceptable to the Fund.

In addition, any debt facility into which the Fund may enter could impose financial and operating covenants that restrict its business activities, including limitations that could hinder its ability to finance additional loans and investments or to make the distributions required to maintain its qualification as a RIC.

The following table is furnished in response to the requirements of the SEC and illustrates the effect of leverage on returns from an investment in the Fund’s common shares assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

Assumed Return on the Fund’s Portfolio (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding return to common shareholder(1)	(25.60)%	(15.60)%	(5.60)%	4.40%	14.40%

(1)	Assumes that the Fund incurs leverage in an amount equal to 50.00% of its total assets (as determined immediately after the leverage is incurred) and a projected annual rate of interest on the borrowings of 5.60%.

Based on the Fund’s assumed leverage described above, its investment portfolio would have been required to experience an annual return of at least 2.80% to cover interest payments on its assumed indebtedness.

Regulations governing the Fund’s operation as a registered closed-end management investment company, including the asset coverage ratio requirements under the 1940 Act, affect the Fund’s ability to issue debt or preferred equity. The raising of debt capital may expose the Fund to risks, including the typical risks associated with leverage.

The Fund may in the future issue debt securities or preferred shares and/or borrow money from banks or other financial institutions, which the Fund refers to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, the Fund is permitted, as a registered closed-end management investment company, to issue senior securities representing indebtedness so long as its asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of the Fund’s gross assets (less all liabilities and indebtedness not represented by senior securities) to its outstanding senior securities representing indebtedness, is at least 300% immediately after each issuance of such senior securities. In addition, the Fund may also issue preferred shares in the future, so long as its asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of its gross assets (less all liabilities and indebtedness not represented by senior securities) to its outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of its outstanding preferred shares, is at least 200% after each issuance of such preferred shares. If the value of its assets declines, the Fund may be unable to satisfy this test. If that happens, the Fund may be required to sell a portion of its investments and, depending on the nature of the Fund’s leverage, repay a portion of its indebtedness or redeem outstanding preferred shares or debt, in each case at a time when doing so may be disadvantageous. Also, any amounts that the Fund uses to service its indebtedness or preferred dividends would not be available for distributions to its common shareholders. Furthermore, as a result of issuing senior securities, the Fund would also be exposed to typical risks associated with leverage, including an increased risk of loss. If the Fund issues preferred shares, the preferred shares would rank “senior” to common shares in its capital structure, preferred shareholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of its common shareholders, and the issuance of preferred shares could have the effect of delaying, deferring or preventing a transaction or a change of control that might otherwise provide a premium price to holders of the Fund’s common shares or otherwise be in the Fund’s common shareholders’ best interest.

The Fund is not generally able to issue and sell its common shares at a price below its net asset value per share, other than in connection with a rights offering to its existing shareholders. The Fund may, however, sell its common shares at a price below the then-current net asset value per share if its Board determines that such sale is in the Fund’s and its shareholders’ best interests, and the Fund’s shareholders approve such sale. In any such case, the price at which the Fund’s securities are to be issued and sold may not be less than a price that, in the determination of its Board, closely approximates the market value of such securities (less any distributing commission or discount). If the Fund raises additional funds by issuing more common shares, then the percentage ownership of its shareholders at that time will decrease, and existing shareholders may experience dilution.

The Fund’s rights under reverse repurchase agreements are subject to the effects of the bankruptcy laws in the event of the bankruptcy or insolvency of the Fund or its lenders.

In the event of the Fund’s insolvency or bankruptcy, certain reverse repurchase agreements may qualify for special treatment under the U.S. Bankruptcy Code, the effect of which, among other things, would be to allow the lender to avoid the automatic stay provisions of the U.S. Bankruptcy Code and to foreclose on and/or liquidate the collateral pledged under such agreements without delay. In the event of the insolvency or bankruptcy of a lender during the term of a reverse repurchase agreement, the lender may be permitted, under applicable insolvency laws, to repudiate the contract, and the Fund’s claim against the lender for damages may be treated simply as an unsecured claim. In addition, if the lender is a broker or dealer subject to the Securities Investor Protection Act of 1970, or an insured depository institution subject to the Federal Deposit Insurance Act, the Fund’s ability to exercise its rights to recover its securities under a reverse repurchase agreement or to be compensated for any damages resulting from the lenders’ insolvency may be further limited by those statutes. These claims would be subject to significant delay and costs to the Fund and, if and when received, may be substantially less than the damages the Fund actually incurs.

The Fund may hedge against changes in corporate credit risks, credit spread widening risks, interest rates, and other risks, which could materially adversely affect the Fund’s business, financial condition and results of operations and its ability to make distributions to its shareholders.

Subject to maintaining its qualification as a RIC, the Fund may pursue various hedging strategies to seek to reduce its exposure to adverse changes in corporate credit spreads and corporate credit default rates (collectively, “corporate credit risks”) and interest rates. The Fund’s hedging activity is expected to vary in scope based on the level and volatility of corporate credit spreads and interest rates, the relative cost of protection against credit defaults, the types of CLO investments held, and other changing market conditions. Hedging may fail to protect or could adversely affect the Fund because, among other things:

●	hedging of corporate credit risks and interest rates can be expensive, particularly during periods of higher and volatile credit spreads and interest rates;

●	available corporate credit risk and interest rate hedges may not correspond directly, or be correlated in the manner desired with, the credit risk and interest rate risk for which protection is sought;

●	many hedges are structured as over-the-counter contracts with counterparties whose creditworthiness is not guaranteed, raising the possibility that the hedging counterparty may default on their obligations;

●	to the extent that the creditworthiness of a hedging counterparty deteriorates, it may be difficult or impossible to terminate or assign any hedging transactions with such counterparty to another counterparty;

●	the value of derivatives used for hedging may be adjusted from time to time in accordance with accounting rules to reflect changes in market value and/or fair value. Downward adjustments (“mark-to-market losses”) would reduce the Fund’s earnings and its shareholders’ equity;

●	the Fund may fail to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the assets in the portfolio being hedged;

●	the Adviser may fail to recalculate, re-adjust, and execute hedges in an efficient and timely manner; and

●	the hedging transactions may actually result in poorer overall performance for the Fund than if it had not engaged in the hedging transactions.

For these and other reasons, the Fund’s hedging activity could materially adversely affect its business, financial condition and results of operations, its ability to make distributions to its shareholders, and its ability to maintain its qualification as a RIC.

Hedging instruments and other derivatives, including some credit default swaps, may not, in many cases, be traded on exchanges, or may not be guaranteed or regulated by any U.S. or foreign governmental authority and involve risks and costs that could result in material losses.

Hedging instruments and other derivatives, including certain types of credit default swaps, involve risk because they may not, in many cases, be traded on exchanges or cleared on a central counterparty clearinghouse (“CCP”). Consequently, for these instruments there may be less stringent requirements with respect to record keeping and compliance with applicable statutory and regulatory requirements and, depending on the identity of the counterparty, applicable international requirements. The Adviser is not restricted from dealing with any particular counterparty or from concentrating any or all of its transactions with one counterparty. Furthermore, the Adviser has only a limited internal credit function to evaluate the creditworthiness of its counterparties, mainly relying on its experience with such counterparties and/or their general reputation as participants in these markets. Under the terms of many of the Fund’s derivatives transaction contracts, the business failure of a derivatives transaction counterparty with whom the Fund enters into a derivatives transaction will most likely result in a default under the governing agreement. In such an event, the Fund may lose any unrealized gain associated with the terminated derivative and, if the derivative was used for hedging purposes, the underlying asset or liability may become unhedged. Default by a party with whom the Fund enters into a derivatives transaction may result in losses and may force the Fund to re-initiate similar derivatives transactions with other counterparties at the then-prevailing market levels. Generally, the Fund will seek to reserve the right to terminate its derivatives transactions upon a counterparty’s insolvency, but absent an actual insolvency, the Fund may not be able to terminate a derivatives transaction without the consent of the derivatives transaction counterparty, and the Fund may not be able to assign or otherwise dispose of a derivatives transaction to another counterparty without the consent of both the original derivatives counterparty and the potential assignee. If the Fund terminates a derivatives transaction, the Fund may not be able to enter into a replacement contract in order to cover its risk. There can be no assurance that a liquid secondary market will exist for derivatives transactions purchased or sold, and therefore the Fund may be required to maintain any derivatives transaction until exercise or expiration, which could materially adversely affect its business, financial condition and results of operations, and its ability to make distributions to its shareholders. In this regard, the Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out derivatives to meet the liquidity demands that derivatives can create to make payments of margin, collateral or settlement payments to counterparties. See “—The Fund’s access to financing sources may not be available on favorable terms, may be limited or completely shut off, and its lenders and derivative counterparties may require the Fund to post additional collateral.”

In addition, some portion of the Fund’s derivatives transactions may be cleared through a CCP, which the Fund accesses through a futures commission merchant (“FCM”). The Fund’s futures positions also are cleared with a CCP through an FCM. If an FCM that holds the Fund’s futures or cleared derivatives account were to become insolvent, the CCP will make an effort to move the Fund’s futures and cleared derivatives positions to an alternate FCM, though it is possible that no alternate FCM could be found to accept the Fund’s positions, which could result in a total cancellation of its positions in the account; in such a case, if the Fund wished to reinstate such positions, the Fund would have to re-initiate such positions with an alternate FCM. In addition, in the case of both futures and cleared derivatives, there could be knock-on effects of the Fund’s FCM’s insolvency, such as the failure of co-customers of the FCM or other FCMs of the same CCP. In such cases, there could be a shortfall in the funds available to the CCP due to such additional insolvencies and/or exhaustion of the CCP’s guaranty fund that could lead to total loss of the Fund’s positions in the FCM account. Finally, the Fund faces a risk of loss (including total cancellation) of positions in the account in the event of fraud by its FCM or other FCMs of the CCP, where ordinary course remedies would not apply.

Using derivatives also subjects the Fund to operational and legal risks. Operational risk generally refers to risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error. Legal risk generally refers to insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

The U.S. Commodity Futures Trading Commission (the “CFTC”) and certain commodity exchanges have established limits referred to as speculative position limits or position limits on the maximum net long or net short position which any person or group of persons may hold or control in particular futures and options. Limits on trading in options contracts also have been established by the various options exchanges. It is possible that trading decisions may have to be modified and that positions held may have to be liquidated in order to avoid exceeding such limits. Such modification or liquidation, if required, could materially adversely affect the Fund’s business, financial condition and results of operations and its ability to make distributions to its shareholders.

The Fund engages in short selling transactions, which may subject it to additional risks.

Certain of the Fund’s hedging transactions, and occasionally its investment transactions, may be short sales or short positions. Short selling may involve selling securities that are not owned and typically borrowing the same securities for delivery to the purchaser, with an obligation to repurchase the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale may create the risk of an unlimited loss, in that the price of the underlying security might theoretically increase without limit, thus increasing the cost of repurchasing the securities. There can be no assurance that securities sold short will be available for repurchase or borrowing. Market conditions, including lower liquidity in certain asset classes and derivatives, and increased short sale restrictions imposed by regulators during periods of financial stress, could limit the Fund’s ability to execute or maintain short positions effectively.

Repurchasing securities to close out a short position can itself cause the price of the securities to rise further, thereby exacerbating the loss, which could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders.

The Fund’s investments that are denominated in foreign currencies, domiciled outside the U.S., or that involve non-U.S. assets are subject to risks associated with non-U.S. investing, including in some cases foreign currency risk, which could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders.

While the majority of the CLO tranches in which the Fund invests are U.S. dollar-denominated, the Fund also invests in CLO tranches denominated in other currencies, typically Euros. The Fund’s investments that are denominated in foreign currencies, including the Euro, subject the Fund to foreign currency risk arising from fluctuations in exchange rates between such foreign currencies and the U.S. dollar. While the Fund currently attempts to hedge the vast majority of its foreign currency exposure, it may not always choose to hedge such exposure, or it may not be able to hedge such exposure. To the extent that the Fund is exposed to foreign currency risk, changes in exchange rates of such foreign currencies to the U.S. dollar could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders.

Further, the Fund also invests in CLOs that hold non-U.S. assets, and the Fund expect that many of the CLO issuers in which it invests will be domiciled outside the United States. Investing directly or indirectly in non-U.S. issuers may expose the Fund to additional risks, including political and social instability, expropriation, imposition of foreign taxes, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations and greater price volatility. Further, the Fund, and the CLOs in which the Fund invests, may have difficulty enforcing creditor’s rights in foreign jurisdictions.

Other Business Risks

The Fund may change certain operating policies, investment criteria and strategy, hedging strategy, and asset allocation, operational, and management policies without notice or shareholder consent, which could materially adversely affect its business, financial condition and results of operations, and its ability to make distributions to its shareholders.

Other than a modification or waiver that would be deemed to be fundamental, the Board will have the authority to modify or waive its current operating policies, investment criteria and strategy, hedging strategy, and asset allocation, operational, and management policies at any time without notice to or consent from its shareholders. As a result, the types or mix of assets, liabilities, or hedging transactions in the Fund’s portfolio may be different from, and possibly riskier than, the types or mix of assets, liabilities, and hedging transactions that the Fund has historically held, or that are otherwise described in this report. A change in the Fund’s strategy may increase its exposure to corporate credit asset values, credit spreads, interest rates, and other factors. Changes in the Fund’s investment strategy may also affect its ability to qualify as a RIC or cause the Fund to determine that it is not in the best interests of the Fund and its shareholders for it to continue to qualify as a RIC. The Fund’s Board determines its investment guidelines and its operational policies, and may amend or revise the Fund’s policies, including those with respect to its acquisitions, growth, operations, indebtedness, capitalization, and distributions and/or dividends or approve transactions that deviate from these policies without a vote of, or notice to, its shareholders. The Fund cannot predict the effect of any changes to its current operating policies, its investment criteria and strategy, hedging strategy, and asset allocation, operational, and management policies and any such changes could materially adversely affect its business, financial condition and results of operations, and its ability to make distributions to its shareholders.

The Fund operates in a highly competitive market.

The Fund’s profitability depends, in large part, on its ability to acquire targeted assets at favorable prices. The Fund competes with a number of entities when acquiring its targeted assets, including other closed-end funds, BDCs, hedge funds, specialty finance companies, banks, insurance companies, mutual funds, institutional investors, investment banking firms, financial institutions, governmental bodies, and other entities. Many of the Fund’s competitors are substantially larger and have considerably more favorable access to capital and other resources than the Fund does. Furthermore, new companies with significant amounts of capital have been formed or have raised additional capital, and may continue to be formed and raise additional capital in the future, and these companies may have objectives that overlap with the Fund’s, which may create competition for assets the Fund wishes to acquire. Some competitors may have a lower cost of funds and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of assets to acquire or pay higher prices than the Fund can. The Fund also may have different operating constraints from those of its competitors including, among others, (i) tax-, legal-, or accounting-driven constraints such as those arising from its qualification as a RIC, including asset diversification and distribution requirements, (ii) restraints imposed on the Fund by the 1940 Act as a registered closed-end fund and (iii) restraints and additional costs arising from the Fund’s status as a public company. Furthermore, competition for assets in the Fund’s targeted asset classes may lead to the price of such assets increasing, which may further limit its ability to generate desired returns. The competitive pressures the Fund faces could materially adversely affect its business, financial condition and results of operations, and its ability to make distributions to its shareholders.

An increase in interest rates may cause a decrease in the issuance volumes of certain of the Fund’s targeted assets, which could adversely affect its ability to acquire targeted assets that satisfy its investment objectives and to generate income and make distributions.

Rising interest rates generally reduce the demand to issue corporate loans due to the higher cost of borrowing. A reduction in the volume of corporate loans originated may affect the volume of targeted assets available to the Fund, which could adversely affect the Fund’s ability to acquire assets that satisfy its investment objectives. If rising interest rates cause the Fund to be unable to acquire a sufficient volume of the Fund’s targeted assets with a yield that is above its borrowing cost, the Fund’s ability to satisfy its investment objectives and to generate income and make distributions to its shareholders may be materially and adversely affected.

The Fund’s ability to make distributions will depend on its operating results, its financial condition and other factors, and the Fund may not be able to make distributions at a fixed rate or at all under certain circumstances. The same factors will influence the Fund’s ability to make distributions to its shareholders.

The Fund intends to make distributions to its shareholders in amounts such that the Fund distributes all or substantially all of each year’s taxable income (subject to certain adjustments). This distribution policy will enable the Fund to avoid being subject to U.S. federal income tax on its RIC taxable income that the Fund distributes to its shareholders. However, the Fund’s ability to make distributions will depend on its earnings, its financial condition and such other factors as its Board may deem relevant from time to time. The Fund will declare and make distributions only to the extent approved by its Board. In addition, these same factors will influence the Fund’s ability to make distributions to its shareholders.

Risks Related to the Fund’s Relationship with the Adviser and Ellington

There are risks and conflicts of interest associated with the Performance Fee the Fund is obligated to pay the Adviser.

In addition to its Base Management Fee, the Adviser is entitled to receive the Performance Fee based, in large part, upon its achievement of targeted levels of Pre-Performance Fee Net Investment Income. The Performance Fee payable to the Adviser is based on the Fund’s Pre-Performance Fee Net Investment Income, without considering any realized or unrealized gains or losses on its investments. As a result, (i) for quarters in which a Performance Fee is payable, such Performance Fee will exceed 17.5% of the Fund’s GAAP net income if the Fund generated net realized and unrealized losses on its investments during such quarter, (ii) the Adviser could earn a Performance Fee for fiscal quarters during which the Fund generates a GAAP net loss, and (iii) the Adviser might be incentivized to manage the Fund’s portfolio using higher risk assets, using assets with deferred interest features, or using more financial leverage through indebtedness, to generate more income than would be the case if there were no Performance Fee, both of which could result in higher investment losses, especially during economic downturns.

The Performance Fee is calculated quarterly, treating each quarter in isolation. As a result, the Hurdle Amount does not accumulate from quarter to quarter, and decreases in the Fund’s Net Asset Value of Common Equity, such as those due to unrealized losses, will reduce the Hurdle Amount, potentially making it easier for the Adviser to earn a Performance Fee. The Fund will not have the ability to claw back, delay, or adjust the payment of any Performance Fee based on financial results in prior or subsequent quarters. In addition, over a series of quarters, if the Fund’s Pre-Performance Fee Net Investment Income is positive in some quarters but negative in others, it is likely, when viewing the series of quarters as a whole, for the aggregate Performance Fee payable to the Adviser to exceed 17.5% of its aggregate Pre-Performance Fee Net Investment Income.

There is also a conflict of interest related to management’s involvement in many accounting determinations (including but not limited to valuations, which affect the calculation of the Hurdle Amount, and calculations of interest income) that can affect the Fund’s Performance Fee.

Finally, because the Hurdle Rate does not float with overall interest rates, an increase in interest rates will likely make it easier for Pre-Performance Fee Net Investment Income to exceed the Hurdle Amount. The Performance Fee Catch-Up feature (which provides that if the Fund’s Pre-Performance Fee Net Investment Income for a quarter exceeds the Hurdle Amount for such quarter but is less than or equal to 121.21% of the Hurdle Amount, then 100% of the portion of the Fund’s Pre-Performance Fee Net Investment Income that exceeds the Hurdle Amount is payable to the Adviser with respect to such quarter) may also cause the Fund’s Adviser to capture a disproportionate share of any increase in the Fund’s investment income resulting from higher interest rates.

The Fund is dependent on the Adviser and certain key personnel of Ellington that are provided to the Fund through the Adviser and may not find a suitable replacement if the Adviser terminates the Investment Advisory Agreement or such key personnel are no longer available to the Fund.

The Fund does not have any employees of its own. The Fund’s officers are employees of Ellington or one or more of its affiliates. The Fund has no separate facilities and are completely reliant on the Adviser, which has significant discretion as to the implementation of its operating policies and execution of its business strategies and risk management practices. The Fund also depends on the Adviser’s access to the professionals of Ellington as well as information and deal flow generated by Ellington. The employees of Ellington identify, evaluate, negotiate, structure, close, and monitor the Fund’s portfolio. The departure of any of the senior officers of the Adviser, or of a significant number of investment professionals of Ellington or the inability of such personnel to perform their duties due to acts of God, pandemics such as the COVID-19 pandemic, war or other geopolitical conflict, terrorism, elevated inflation, high energy costs, social unrest, or civil disturbances, could have a material adverse effect on the Fund’s ability to achieve its objectives. The Fund can offer no assurance that the Adviser will remain investment adviser or that the Fund will continue to have access to the Adviser’s senior management. The Fund is subject to the risk that the Adviser will terminate the Investment Advisory Agreement or that the Fund may deem it necessary to terminate the Investment Advisory Agreement or prevent certain individuals from performing services for the Fund and that no suitable replacement will be found to manage the Fund.

There are risks and conflicts of interests associated with the Base Management Fee the Fund is obligated to pay the Adviser.

The Fund pays the Adviser a Base Management Fee based on the Fund’s Net Asset Value, regardless of the performance of the Fund’s portfolio. The Adviser’s entitlement to such non-performance-based compensation might reduce its incentive to devote the time and effort of its professionals to seeking profitable opportunities for the Fund’s portfolio, which could result in worse performance for the Fund’s portfolio and could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders. Furthermore, the participation of the Adviser (including the Adviser’s investment professionals) in the Fund’s valuation process, and the financial interest of the Fund’s Interested Trustees in the Adviser, creates a conflict of interest as the Base Management Fee payable to the Adviser is based, in part, on the Fund’s Net Asset Value.

The Board has approved a very broad investment strategy and will generally not review or approve the decisions made by the Adviser to acquire, dispose of, or otherwise manage an asset.

The Adviser is authorized to follow a very broad strategy in pursuing the Fund’s investment objectives. While the Fund’s Board periodically reviews the Fund’s investment strategy and the Adviser’s portfolio and asset-management decisions, it generally does not review the Fund’s proposed acquisitions, dispositions, and other management decisions. In addition, in conducting periodic reviews, the Board relies primarily on information provided to them by the Adviser. Furthermore, the Adviser may arrange for the Fund to use complex strategies or to enter into complex transactions that may be difficult or impossible to unwind by the time they are reviewed by the Board. The Adviser has great latitude in determining the types of assets it may decide are proper for the Fund to acquire, and in connection with other decisions with respect to the management of those assets. Poor decisions could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders.

The Fund competes with Ellington’s other accounts for access to Ellington and for opportunities to acquire assets.

Ellington has sponsored and/or currently manages accounts with a focus that overlaps with the Fund’s investment focus and expects to continue to do so in the future. Ellington is not restricted in any way from sponsoring or accepting capital from new accounts, even for investing in asset classes or strategies that are similar to, or overlapping with, the Fund’s asset classes or strategies. Therefore, the Fund competes for access to the benefits that its relationship with the Adviser and Ellington provides the Fund. For the same reasons, the personnel of Ellington and the Adviser may be unable to dedicate a substantial portion of their time to managing the Fund’s assets.

Further, to the extent that the Fund’s targeted assets are also targeted assets of other Ellington accounts, the Fund will compete with those accounts for opportunities to acquire assets. Ellington has no duty to allocate such opportunities in a manner that preferentially favors the Fund. Ellington makes available to the Fund all opportunities to acquire assets that it determines, in its reasonable and good faith judgment, based on the Fund’s objectives, policies and strategies, and other relevant factors, are appropriate for the Fund in accordance with Ellington’s written investment allocation policy, it being understood that the Fund might not participate in each such opportunity, but will equitably participate with Ellington’s other accounts in such opportunities on an overall basis.

Since many of the Fund’s targeted assets are typically available only in specified quantities and are also targeted assets for other Ellington accounts, Ellington often is not able to buy as much of any asset or group of assets as would be required to satisfy the needs of all of Ellington’s accounts. In these cases, Ellington’s investment allocation procedures and policies typically allocate such assets to multiple accounts in proportion to their needs and available capital. As part of these policies, accounts that are in a “start-up” or “ramp-up” phase may get allocations above their proportion of available capital, which could work to the Fund’s disadvantage, particularly because there are no limitations surrounding Ellington’s ability to create new accounts. In addition, the policies permit departure from proportional allocations under certain circumstances, for example when such allocation would result in an inefficiently small amount of the security or assets being purchased for an account, which may also result in the Fund not participating in certain allocations.

There are other conflicts of interest in the Fund’s relationships with the Adviser and Ellington, which could result in decisions that are not in the best interests of the Fund’s shareholders.

The Fund is subject to conflicts of interest arising out of its relationship with Ellington and the Adviser. Certain of the Fund’s executive officers and trustees are employees of Ellington or one or more of its affiliates. As a result, the Adviser and its officers may have conflicts between their duties to the Fund and their duties to, and interests in, Ellington or the Adviser. For example, Mr. Penn, the Fund’s President and Chief Executive Officer and one of the Fund’s trustees, also serves as the President and Chief Executive Officer of, and as a member of the Board of Directors of Ellington Financial Inc. (“EFC”), and Vice Chairman and Chief Operating Officer of Ellington. Mr. Vranos, one of the Fund’s trustees and one of the Fund’s Portfolio Managers, also serves as the Co-Chief Investment Officer of EFC, and Chairman of Ellington. Mr. Borenstein, one of the Fund’s Portfolio Managers also serves as a Managing Director and Head of Corporate Credit at Ellington. Mr. Tecotzky, the Fund’s Executive Vice President, also serves as the Co-Chief Investment Officer of EFC, and as Vice Chairman of Ellington. Mr. Smernoff, the Fund’s Chief Financial Officer, also serves as the Chief Accounting Officer of EFC. Mr. Herlihy, the Fund’s Chief Operating Officer, also serves as the Chief Financial Officer of EFC, and as a Managing Director of Ellington.

The Fund may acquire or sell assets in which Ellington or its affiliates have or may have an interest. Similarly, Ellington or its affiliates may acquire or sell assets in which the Fund has or may have an interest. Although such acquisitions or dispositions may present conflicts of interest, the Fund nonetheless may pursue and consummate such transactions. Additionally, the Fund may engage in transactions directly with Ellington or its affiliates, including the purchase and sale of all or a portion of a portfolio asset.

Acquisitions made for entities with similar objectives may be different from those made on the Fund’s s behalf. Ellington may have economic interests in, or other relationships with, others in whose obligations or securities the Fund may acquire. In particular, such persons may make and/or hold an investment in securities that the Fund acquires that may be pari passu, senior, or junior in ranking to its interest in the securities or in which partners, security holders, officers, directors, agents, or employees of such persons serve on boards of directors or otherwise have ongoing relationships. Each of such ownership and other relationships may result in securities laws restrictions on transactions in such securities and otherwise create conflicts of interest. In such instances, Ellington may, in its sole discretion, make recommendations and decisions regarding such securities for other entities that may be the same as or different from those made with respect to such securities and may take actions (or omit to take actions) in the context of these other economic interests or relationships the consequences of which may be adverse to the Fund’s interests.

In deciding whether to issue additional debt or equity securities, the Fund will rely in part on recommendations made by the Adviser. While such decisions are subject to the approval of the Board, two of the Fund’s trustees are Interested Trustees. Because the Adviser earns Base Management Fees that are based on the total amount of its equity capital, and because the Adviser earns Performance Fees that would be expected to increase should the Fund’s equity capital increase, the Adviser may have an incentive to recommend that the Fund issue additional equity securities. Future offerings of debt securities, which would rank senior to the Fund’s common shares upon liquidation, and future offerings of equity securities which would dilute the common share holdings of its existing shareholders and may be senior to its common shares for the purposes of dividend and liquidating distributions, may adversely affect the market price of the Fund’s common shares.

The officers of the Adviser and its affiliates devote as much time to the Fund as the Adviser deems appropriate; however, these officers may have conflicts in allocating their time and services among the Fund and Ellington and its affiliates’ accounts. During times where there are turbulent conditions or distress in the credit markets or other times when the Fund will need focused support and assistance from the Adviser and Ellington employees, other entities that Ellington advises or manages will likewise require greater focus and attention, placing the Adviser and Ellington’s resources in high demand. In such situations, the Fund may not receive the necessary support and assistance the Fund requires or would otherwise receive if Ellington or its affiliates did not act as a manager for other entities.

The Fund, directly or through Ellington, may obtain confidential information about the companies or securities in which the Fund has invested or may invest. If the Fund does possess confidential information about such companies or securities, there may be restrictions on its ability to dispose of, increase the amount of, or otherwise take action with respect to the securities of such companies. The Adviser’s and Ellington’s management of other accounts could create a conflict of interest to the extent the Adviser or Ellington is aware of material non-public information concerning potential investment decisions. For example, an Ellington affiliate’s membership in a loan syndicate or on a loan borrower’s creditors’ committee could potentially prevent the Adviser from entering into a transaction involving a CLO that holds the related loan. The Fund has implemented compliance procedures and practices designed to ensure that investment decisions are not improperly made while in possession of material non-public information. There can be no assurance, however, that these procedures and practices will be effective. In addition, this conflict and these procedures and practices may limit the freedom of the Adviser to make potentially profitable investments, which could have an adverse effect on the Fund’s operations. These limitations imposed by access to confidential information could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders.

The Adviser’s liability is limited under the Investment Advisory Agreement, and the Fund has agreed to indemnify the Adviser against certain liabilities, which may lead the Adviser to act in a riskier manner on the Fund’s behalf than it would when acting for its own account.

Under the Investment Advisory Agreement, the Adviser does not assume any responsibility to the Fund other than to render the services called for under the agreement, and it is not responsible for any action of the Fund’s Board in following or declining to follow the Adviser’s advice or recommendations. The Adviser maintains a contractual and fiduciary relationship with the Fund. Under the terms of the Investment Advisory Agreement, the Adviser, its officers, managers, members, agents, employees and other affiliates are not liable to the Fund for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the Adviser’s duties under the Investment Advisory Agreement. In addition, the Fund has agreed to indemnify the Adviser and each of its officers, managers, members, agents, employees and other affiliates from and against all damages, liabilities, costs and expenses (including reasonable legal fees and other amounts reasonably paid in settlement) incurred by such persons arising out of or based on performance by the Adviser of its obligations under the Investment Advisory Agreement, except where attributable to willful misfeasance, bad faith, gross negligence or reckless disregard of the Adviser’s duties under the Investment Advisory Agreement. These protections may lead the Adviser to act in a riskier manner when acting on the Fund’s behalf than it would when acting for its own account.

The Adviser’s failure to identify and acquire assets that meet the Fund’s asset criteria or perform its responsibilities under the Investment Advisory Agreement could materially adversely affect the Fund’s business, financial condition and results of operations, its ability to make distributions to its shareholders, and its ability to maintain its qualification as a RIC.

The Fund’s ability to achieve its objectives depends on the Adviser’s ability to identify and acquire assets that meet the Fund’s asset criteria. Accomplishing the Fund’s objectives is largely a function of the Adviser’s structuring of the Fund’s investment process, its access to financing on acceptable terms, and general market conditions. The Fund’s shareholders do not have input into the investment decisions. All of these factors increase the uncertainty, and thus the risk, of investing in the Fund’s common shares. The senior management team of the Adviser has substantial responsibilities under the Investment Advisory Agreement. In order to implement certain strategies, the Adviser may need to hire, train, supervise, and manage new employees successfully. Any failure to manage the Fund’s future growth effectively could materially adversely affect its business, financial condition and results of operations, its ability to make distributions to its shareholders and its ability to maintain its qualification as a RIC.

If the Adviser ceases to be the Adviser or one or more of the Adviser’s key personnel ceases to provide services to the Fund, the Fund’s lenders and its derivative counterparties may cease doing business with the Fund.

If the Adviser ceases to be the Adviser, including upon the non-renewal of the Investment Advisory Agreement, or if one or more of the Adviser’s key personnel cease to provide services for the Fund, it could constitute an event of default or early termination event under many of the Fund’s reverse repurchase agreement financing and derivative hedging agreements, upon which the relevant counterparties would have the right to terminate their agreements with the Fund. If the Adviser ceases to be the Adviser for any reason, including upon the non-renewal of its Investment Advisory Agreement, and the Fund is unable to obtain or renew financing or enter into or maintain derivative transactions, it could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders.

The Fund does not own the Ellington brand or trademark but may use the brand and trademark as well as its logo pursuant to the terms of a license granted by Ellington.

Ellington has licensed the “Ellington” brand, trademark, and logo to the Fund for so long as the Adviser or another affiliate of Ellington continues to act as its investment adviser. The Fund does not own the brand, trademark, or logo that the Fund will use in its business and may be unable to protect this intellectual property against infringement from third parties. Ellington retains the right to continue using the “Ellington” brand and trademark. The Fund will further be unable to preclude Ellington from licensing or transferring the ownership of the “Ellington” brand and trademark to third parties, some of whom may compete against the Fund. Consequently, the Fund will be unable to prevent any damage to goodwill that may occur as a result of the activities of Ellington or others. Furthermore, in the event the Adviser or another affiliate of Ellington ceases to act as the Fund’s investment adviser, or in the event Ellington terminates the license, the Fund will be required to change its name and trademark. Any of these events could disrupt the Fund’s recognition in the marketplace, damage any goodwill the Fund may have generated, and otherwise harm its business. Finally, the license is a domestic license in the United States only and does not give the Fund any right to use the “Ellington” brand, trademark, and logo overseas even though the Fund expects to use the brand, trademark, and logo overseas. The Fund’s use of the “Ellington” brand, trademark and logo overseas will therefore be unlicensed and could expose the Fund to a claim of infringement.

Risks Related to the Fund’s Common Shares

Common shares of closed-end management investment companies have historically traded at discounts to net asset value per share for sustained periods of time, and there can be no assurance that the market price of the Fund’s common shares will not decline below the Fund’s net asset value per share.

Common shares of closed-end management investment companies have historically traded at discounts to their net asset value per share, and the Fund’s stock may similarly be so discounted. This characteristic of closed-end management investment companies is separate and distinct from the risk that the Fund’s net asset value per share may decline. The Fund cannot predict whether its common shares will trade above, at, or below their net asset value per share. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors who expected to sell common shares shortly after purchasing them. In addition, if the Fund’s common shares trade below their net asset value per share, the Fund will not be able to sell additional common shares at market price except (i) in connection with a rights offering to the Fund’s existing shareholders, (ii) with the consent of a majority of the Fund’s shareholders, (iii) upon the conversion of a convertible security in accordance with its terms, or (iv) under such circumstances as the SEC may permit.

The Fund’s shareholders may not receive distributions, or distributions may decline over time.

The declaration, amount, nature, and payment of any future distributions on the Fund’s common shares is at the sole discretion of the Board. Under Delaware law, cash distributions on capital stock may only be paid if, after payment, the Fund will be able to pay its debts as they become due in the ordinary course of business; and the Fund’s assets will exceed its liabilities, plus, unless the Fund’s charter otherwise permits, the amount that would be needed, if the company were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights on dissolution are superior to those receiving the distribution. Further, even if the Fund is permitted to pay a distribution under Delaware law, the Fund may not have sufficient cash to make distributions to its shareholders. In addition, in order to preserve the Fund’s liquidity, its Board may not declare a distribution at all or declare all or any portion of a distribution to be payable in stock, may delay the record date or payment date for any previously declared, but unpaid, distribution, convert a previously declared, but unpaid, cash distribution on the Fund’s common shares to a distribution paid partially or completely in common shares, or revoke a declared but unpaid distribution.

The Fund’s ability to make distributions to its shareholders may be impaired if any of the risks described here, or any of the Fund’s other periodic or current reports filed with the SEC, were to occur. Furthermore, payment of distributions depends upon the Fund’s earnings, liquidity, financial condition, RIC distribution requirements, applicable financial covenants, and other factors that the Board may deem relevant from time to time. There can be no assurance that the Fund will generate sufficient cash flow from operations or that future borrowings or other capital will be available to the Fund in amounts sufficient to fund distributions, service indebtedness, or meet other liquidity needs. The Board will assess the distribution rate on an ongoing basis as market conditions and the Fund’s financial position evolve. The Board is under no obligation to declare any distribution, and there can be no assurance that the Fund will be able to pay a specified level of distributions or sustain distributions from one period to the next.

An increase in interest rates may have an adverse effect on the market price of the Fund’s common shares and its ability to make distributions to its shareholders.

One of the factors that investors may consider in deciding whether to buy or sell the Fund’s common shares is its distribution rate (or expected future distribution rate) as a percentage of its share price, relative to market interest rates. If market interest rates increase or remain at current levels, prospective investors may demand a higher distribution rate or seek alternative investments paying higher returns. There can be no assurance that the Fund will be able to increase its distribution rate in response to rising market interest rates.

Accordingly, interest rate fluctuations and capital market conditions can affect the market price of the Fund’s common shares independently of the effects such conditions may have on the Fund’s portfolio. For instance, if interest rates rise without a corresponding increase in the Fund’s distribution rate, the market price of the Fund’s common shares could decrease as potential investors require a higher distribution yield relative to prevailing rates on interest-bearing instruments such as bonds. In addition, to the extent the Fund has variable rate debt, such as under its reverse repurchase agreements, rising interest rates would result in increased interest expense, thereby adversely affecting the Fund’s cash flow and its ability to service its indebtedness and make distributions to shareholders.

Investing in the Fund’s common shares involves a high degree of risk.

The assets the Fund acquires in accordance with its investment objectives may entail a higher amount of risk than other investment options. Such assets may be highly speculative and aggressive and may be subject to a variety of risks, including credit risk, prepayment risk, interest rate risk, and market risk. As a result, an investment in the Fund’s common shares may not be suitable for investors with a lower risk tolerance.

If the Fund issues preferred shares, debt securities or convertible debt securities, its net asset value per share may become more volatile.

The Fund cannot assure shareholders that the issuance of preferred shares and/or debt securities would result in a higher yield or return. Such issuances would likely cause the Fund’s net asset value per share to become more volatile. If the dividend rate on any preferred shares, or the interest rate on any debt securities, were to approach the net rate of return on the Fund’s portfolio, the benefit of leverage to common shareholders would be reduced. If either were to exceed the net rate of return on the Fund’s portfolio, leverage would result in a lower rate of return to common shareholders than if the Fund had not issued such instruments. Any decline in the value of the Fund’s portfolio would be borne entirely by common shareholders. Accordingly, if the market value of the Fund’s portfolio were to decline, leverage would amplify the decrease in the Fund’s net asset value per share relative to an unleveraged fund.

There is also a risk that, in the event of a sharp decline in the value of its portfolio, the Fund could: (i) fail to maintain required asset coverage ratios under the applicable terms of its preferred shares, debt securities, or convertible debt or units, or under the 1940 Act; (ii) experience a downgrade of the ratings of any such instruments, if rated; or (iii) find that its current investment income is not sufficient to meet dividend or interest obligations thereon. If the Fund fails to maintain its required asset coverage ratios, it may not be permitted to declare distributions, which could cause it to fail to satisfy its distribution requirements and lose its RIC status, thereby becoming subject to corporate-level taxation. To counteract such an event, the Fund might need to liquidate investments to fund the redemption of some or all of its preferred shares, debt securities or convertible securities. The Fund’s common shares would bear all costs and expenses relating to the issuance and ongoing maintenance of such instruments. Holders of preferred shares, debt securities or convertible securities may have interests that differ from those of common shareholders and may, at times, have disproportionate influence over the Fund’s affairs.

Holders of any preferred shares that the Fund may issue would have the right to elect members of the Board and have class voting rights on certain matters.

The 1940 Act requires that holders of shares of preferred shares be entitled as a class to elect two trustees at all times and to elect a majority of the trustees if preferred dividends are in arrears by two years or more, until such arrearage is eliminated. Certain matters under the 1940 Act also require the separate vote of outstanding preferred shareholders, including changes in fundamental investment restrictions and conversion to open-end status; accordingly, preferred shareholders could veto any such changes. Restrictions on the declarations and payment of dividends or other distributions to the holders of the Fund’s common shares and preferred shares, both under the 1940 Act and under requirements imposed by rating agencies, might impair the Fund’s ability to maintain its RIC status.

A downgrade, suspension or withdrawal of any credit rating assigned to the Fund or to any preferred shares or debt securities it may issue could cause the liquidity or market value of such instruments to decline significantly.

Any credit rating assigned to the Fund represents an assessment of the Fund’s ability to pay its debts when due. Accordingly, real or anticipated changes in such credit ratings will generally affect the market value of any preferred shares or debt securities. Such credit ratings may not reflect the potential impact of risks relating to the structure or marketing of such instruments. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time at the sole discretion of the issuing rating agency, and are dependent on the issuing rating agency maintaining its status as a nationally recognized statistical rating organization ("NRSRO") as designated by the SEC; a loss of such designation could affect the regulatory recognition of, or market reliance on, any ratings so assigned. Neither the Fund nor any underwriter undertakes any obligations to obtain or maintain credit ratings or to advise holders of any changes thereto and there can be no assurance that any credit rating will be assigned, remain in effect for any given period of time, or not be downgraded or withdrawn if, in the rating agency’s judgment, circumstances so warrant, or that the rating agency will maintain its status as an NRSRO with the SEC. Prevailing market conditions and interest rates have fluctuated in the past and are likely to fluctuate in the future, which could adversely affect the value of any preferred shares or debt securities the Fund may issue.

Risks Related to the Fund’s Organization and Structure

The Fund has a limited operating history as a closed-end investment company.

The Fund was recently reorganized as an externally managed, non-diversified, closed-end management investment company with a limited prior operating history as such. As a result, the Fund’s current and historical financial information may not be suitable for evaluating an investment in the Fund as a closed-end management investment company. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objectives and that the value of an investment in the Fund could decline substantially or become worthless. As the Fund finalizes the rotation of its investment portfolio out of agency mortgage-backed securities and into CLOs, the Fund could invest some of its capital in temporary investments, including, but not limited to, cash and cash equivalents, which the Fund expects will have returns substantially lower than the returns that the Fund anticipates earning from investments in CLO securities and related investments.

From January 1, 2024 through March 31, 2025, the Fund operated as a C-Corporation and focused on investments in both corporate collateralized loan obligations and agency mortgage-backed securities. Prior to January 1, 2024, the fund operated as a real estate investment trust focusing on residential mortgage-backed securities.

With only a limited prior history as a closed-end investment company, the Fund has only a limited prior history of complying with the requirements of the 1940 Act. The Fund’s failure to comply with the requirements of the 1940 Act could expose it to SEC enforcement actions, litigation, reputational damage, and limitations on future capital raising, which could materially adversely affect the Fund’s regulatory standing, tax status, business, financial condition and results of operations, and its ability to make distributions to its shareholders.

The Fund’s shareholders’ ability to control the Fund’s operations is severely limited.

The Board has approval rights with respect to the Fund’s major strategies, including strategies regarding investments, financing, growth, debt capitalization, compliance with the 1940 Act, RIC qualification and distributions. The Board may amend or revise these and other strategies without a vote of its shareholders, subject to such amendments or revisions not being fundamental.

Certain provisions of the Delaware Statutory Trust Act and the Fund’s Declaration of Trust and Bylaws could deter takeover attempts and have an adverse impact on the price of its common shares.

The Delaware Statutory Trust Act, the Fund’s declaration of trust and its bylaws contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for the Fund. The Control Share Statute is a provision of the Delaware Statutory Trust Act that limits the voting rights of shares held in excess of certain specified thresholds. See “Description of the Fund’s Securities—Certain Aspects of the Delaware Control Share Statute.” In addition, certain provisions in the Declaration of Trust impose limits on the rights of shareholders with respect to bringing claims against or on behalf of the Fund. See “Description of the Fund’s Securities—Anti-Takeover Provisions in the Declaration of Trust.” Further, the Fund’s bylaws contain a provision requiring advance notice of shareholder nominees for trustee.

Notwithstanding the foregoing, through the inclusion of Section 10.10 in the Declaration of Trust, the Fund has categorically exempted all acquisitions of its shares from the application of the Control Share Statute and therefore effectively “opted-out” of the Control Share Statute.

The Fund’s authorized but unissued common and preferred shares may prevent a change in its control.

The Fund’s declaration of trust authorizes the Fund to issue an unlimited number of shares, including common shares and preferred shares. In addition, the Board, without shareholder approval, may classify or reclassify any unissued common shares or preferred shares, may set the preferences, rights and other terms of the classified or reclassified shares and, with respect to the establishment of the terms of such preferred shares, may amend the declaration of trust as they deem necessary or appropriate. As a result, among other things, the Board may establish a class or series of common shares or preferred shares that could delay or prevent a transaction or a change in control of the Fund that might involve a premium price for its common shares or otherwise be in the best interests of its shareholders.

The Fund’s rights and the rights of its shareholders to take action against its trustees and officers or against the Adviser or Ellington are limited, which could limit shareholders’ recourse in the event actions are taken that are not in shareholders’ best interests.

The Fund’s declaration of trust limits the liability of its present and former trustees and officers to the Fund and its shareholders or any other person or entity for money damages other than liability arising from (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his or her position. The Fund’s declaration of trust limits the liability of the Fund’s present and former trustees and officers to the maximum extent permitted under applicable law.

The Fund’s declaration of trust requires the Fund to indemnify each of its present and former trustees and officers against any liabilities and expenses incurred in connection with actions taken by such trustee or officer in those capacities except with respect to any matter as to which he or she has not acted in good faith in the reasonable belief that his or her action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which he or she had reasonable cause to believe that the conduct was unlawful and provided that no trustee or officer shall be indemnified against any liability to any person or entity or any expense of such trustee or officer arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his or her position. Further, no indemnification shall be made unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction that such trustee or officer is entitled to indemnification or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of trustees who are neither “Interested Persons” (as defined in the 1940 Act) of the Trust nor parties to the proceeding, that such trustee or officer is entitled to indemnification, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that such trustee or officer should be entitled to indemnification. The Fund’s declaration of trust requires indemnification of the Fund’s present and former trustees and officers to the maximum extent permitted under applicable law. In addition, the Fund is obligated to pay or reimburse the expenses incurred by its present and former trustees and officers if certain conditions are satisfied.

As a result, the Fund and its shareholders may have more limited rights against its present and former trustees and officers than might otherwise exist absent the current provisions in its declaration of trust or that might exist with other companies, which could limit recourse available to shareholders in the event actions are taken that are not in shareholders’ best interest.

The Fund’s declaration of trust contains provisions that make removal of its trustees difficult, which could make it difficult for its shareholders to effect changes to its management.

The Fund’s declaration of trust provides that, subject to the rights of holders of any series of preferred shares, a trustee may be removed only for cause, and only by action taken by a majority of the remaining trustees. Vacancies generally may be filled only by a majority of the remaining trustees in office, even if less than a quorum, for the full term of the class of trustees in which the vacancy occurred. These requirements make it more difficult to change the Fund’s management by removing and replacing trustees and may prevent a change in its control that is in the best interests of its shareholders.

The Fund is subject to the risk of legislative and regulatory changes impacting its business or the markets in which the Fund invests.

Legal and regulatory changes. Legal and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations that could adversely affect the Fund may be imposed by the CFTC, the SEC, the U.S. Federal Reserve and the other Central Banks, other banking regulators, other governmental regulatory authorities, or self-regulatory organizations that supervise the financial markets. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States and the countries which they operate in. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. Such changes, or uncertainty regarding any such changes, could adversely affect the strategies and plans set forth in this prospectus and may result in the Fund’s investment focus shifting from the areas of expertise of the investment team to other types of investments in which the investment team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on the Fund’s results of operations and the value of an investment in the Fund.

Relief from Registration as Commodity Pool Operator. With respect to the Fund’s operation, the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to CFTC Rule 4.5, which imposes certain commodity interest trading restrictions on the Fund. These trading restrictions permit the Fund to engage in commodity interest transactions that include: (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and option premiums; and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, (a) the sum of the amount of initial margin and premiums required to establish the Fund’s commodity interest positions would exceed 5% of its liquidation value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest positions would exceed 100% of its liquidation value, after taking into account unrealized profits and unrealized losses on any such positions. In addition to meeting one of the foregoing trading limitations, interests in the Fund may not be marketed as or in a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

In the event the Fund fails to qualify the Adviser for the exclusion, and the Adviser is required to register as a “commodity pool operator” in connection with serving as its investment adviser and becomes subject to additional disclosure, recordkeeping and reporting requirements, its expenses may increase. The Fund currently intends to operate in a manner that would permit the Adviser to continue to claim such exclusion.

Derivative Investments. The derivative investments in which the Fund may invest are subject to comprehensive statutes, regulations and margin requirements. In particular, certain provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the “Dodd-Frank Act,” require certain standardized derivatives to be executed on a regulated market and cleared through a CCP, which may result in increased margin requirements and costs for the Fund. The Dodd-Frank Act also established minimum margin requirements on certain uncleared derivatives which may result in the Fund and its counterparties posting higher margin amounts for uncleared derivatives.

The “Derivatives Rule” (i.e., Rule 18f-4 under the 1940 Act) regulates and, in some cases limits, the use of derivatives, reverse repurchase agreements, and certain other transactions by funds registered under the 1940 Act. Unless the Fund qualifies as a “limited derivatives user,” as defined in the Derivatives Rule, which it does not currently intend to do, the Fund is required to establish a comprehensive Derivatives Risk Management Program, to comply with certain value-at-risk based leverage limits and reporting requirements, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding the Fund’s derivatives positions. Even if the Fund did qualify as a limited derivatives user, the Derivatives Rule would still require the Fund to have policies and procedures to manage its derivatives risk and limit its derivatives exposure. Under the Derivatives Rule, when the Fund trades reverse repurchase agreements or similar financing transactions, the Fund needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating its asset coverage ratio or treat all such transactions as derivatives transactions. The Derivatives Rule also provides special treatment for reverse repurchase agreements and similar financing transactions. Specifically, a fund may elect whether to treat reverse repurchase agreements and similar financing transactions as “derivatives transactions” subject to the requirements of the Derivatives Rule or as senior securities equivalent to bank borrowings for purposes of Section 18 of the 1940 Act. The Fund has elected to treat reverse repurchase agreements and similar financing transactions as “derivatives transactions.” See “Summary—Financing and Hedging Strategy—Derivative Transactions.”

The SEC also has provided guidance in connection with the Derivatives Rule regarding the use of securities lending collateral that may limit the Fund’s securities lending activities. In addition, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the Derivatives Rule. Furthermore, under the Derivatives Rule, the Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time the Fund enters into such agreement, that the Fund will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may increase the cost of the Fund’s investments and cost of doing business.

European Credit Derivatives. Furthermore, the E.U. Regulation No 648/2012 on over the counter (“OTC”) derivatives, central counterparties and trade repositories (also known as the European Market Infrastructure Regulation (“EMIR”), which came into force on 16 August 2012, introduced uniform requirements in respect of OTC derivative transactions by requiring certain “eligible” OTC derivative transactions to be submitted for clearing to regulated central clearing counterparties and by mandating the reporting of certain details of derivative transactions to trade repositories. In addition, EMIR imposes requirements for appropriate procedures and arrangements to measure, monitor and mitigate operational and counterparty credit risk in respect of OTC derivatives contracts which are not subject to mandatory clearing. These requirements include the exchange of margin and, where initial margin is exchanged, its segregation by the parties, including by the Fund. While many of the obligations under EMIR have already come into force, the requirement to submit certain OTC derivative transactions to central clearing counterparties and the margin requirements for non-cleared OTC derivative transactions are subject to a staggered implementation timeline. It is not yet fully clear how the OTC derivatives market will adapt to the new regulatory regime. Accordingly, it is difficult to predict the full impact of EMIR on the Fund, which may include an increase in the overall costs of entering into and maintaining OTC derivative contracts. Prospective investors should be aware that the regulatory changes arising from EMIR and other similar regulations may in due course adversely affect the Fund’s ability to adhere to its hedging policy and achieve its objectives.

Volcker Rule. Section 619 of the Dodd-Frank Act, commonly referred to as the “Volcker Rule,” generally prohibits, subject to certain exemptions, covered banking entities from engaging in proprietary trading or sponsoring, or acquiring or retaining an ownership interest in, a hedge fund or private equity fund (“covered funds”), which has been broadly defined in a way which could include many CLOs. Although certain CLOs are exempt from “covered fund” status and amendments to the Volcker Rule have eased the ability of CLOs to meet those exemptions, any future changes to the Volcker Rule that further limit banking entities’ ability to invest in CLOs may adversely affect the market value or liquidity of any or all of the investments held by the Fund. It is uncertain how any future changes to the Volcker Rule could impact the Fund.

U.S. Risk Retention. In 2014, pursuant to the Dodd-Frank Act, U.S. federal regulators adopted joint final rules (the “U.S. Risk Retention Rules”) implementing certain credit risk retention requirements which generally require the “securitizer” of an asset-backed security to retain an exposure to certain credit risk in the securitization for a certain period of time. However, in 2018, a federal court of appeals interpreting the credit risk retention requirements in the Dodd-Frank Act held that open market CLO collateral managers are not securitizers subject to the U.S. Risk Retention Rules. Therefore, CLO collateral managers of open market CLOs are not required to hold retained interests in those CLOs, and they may dispose of any retained interest they may hold at any time. This could reduce the alignment of interests between managers and noteholders, including the Fund, potentially influencing management decisions in ways that are adverse to the Fund. See “—The Fund’s CLO investments are exposed to the misalignment of the interests of CLO collateral managers with the interests of CLO investors, such as the Fund.”

EU/UK Risk Retention. Regulators in the European Union (EU) and the United Kingdom (UK) have imposed significant securitization-related regulations (collectively, the “Securitization Regulations”).

Pursuant to the Securitization Regulations, sponsors of CLOs issued in the EU or UK (collectively, “European CLOs”) are required to retain a material net economic interest in such securitizations (“risk retention”), and such sponsors are also subject to various disclosure-related obligations. To the extent that the Securitization Regulations relating to CLO sponsors or managers (including risk retention requirements) are made less stringent or rescinded, the sponsors or managers of European CLOs may have reduced incentives to prioritize the interests of CLO investors, which may increase the risk of poor performance or default because of less careful construction or management of the underlying loan portfolios; this could also limit investor confidence in such CLOs. To the extent that the Securitization Regulations relating to sponsors or managers are made more stringent, sponsors could be dissuaded from sponsoring new European CLOs, which could limit the available supply of such CLOs. Pursuant to the Securitization Regulations, EU-based or UK-based investors purchasing certain securitizations (including CLOs) are required, prior to purchasing interests in such securitizations, to carry out due diligence assessments relating to the credit risks and other material risks of such interests (including verifying that such securitizations comply with risk retention), and such investors are also subject to various monitoring obligations related to the ongoing performance and risks of such interests. To the extent that the Securitization Regulations relating to EU-based or UK-based investors are made more stringent, such investors may be dissuaded from investing in (or maintaining their investments in) CLOs, which could adversely affect the price and liquidity of such CLOs.

European CLOs are generally structured in compliance with the Securitization Regulations so that prospective investors subject to the Securitization Regulations can invest in compliance with such requirements. To the extent the Fund invests in CLO securities that have not been structured to comply with the Securitization Regulations, the price and liquidity of such securities may be adversely affected.

The SEC staff could modify its position on certain non-traditional investments, including investments in CLO securities.

The staff of the SEC (and other regulators, including the European Securities and Markets Authority (“ESMA”)) from time to time has undertaken a broad review of the potential risks associated with different asset management activities, focusing on, among other things, liquidity risk and leverage risk. The staff of the Division of Investment Management of the SEC has, in correspondence with registered management investment companies, previously raised questions about the level of, and special risks associated with, investments in CLO securities. While it is not possible to predict what conclusions, if any, the staff may reach in these areas, or what recommendations, if any, the staff might make to the SEC, the imposition of limitations on investments by registered management investment companies in CLO securities by the SEC or ESMA, as applicable, could adversely impact the Fund’s ability to implement its investment strategy and/or its ability to raise capital through public offerings, or could cause the Fund to take certain actions that may result in an adverse impact on the Fund’s shareholders, its financial condition and/or its results of operations. The Fund is unable at this time to assess the likelihood or timing of any such regulatory development.

The Fund may experience fluctuations in its Net Asset Value and quarterly operating results.

The Fund could experience fluctuations in its Net Asset Value from month to month and in its quarterly operating results due to a number of factors, including the timing of distributions to its shareholders, fluctuations in the value of the CLO securities that the Fund holds, its ability or inability to make investments that meet its investment criteria, the interest and other income earned on its investments, the level of its expenses (including the interest or dividend rate payable on the debt securities or preferred shares the Fund issues), variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these factors, the Fund’s Net Asset Value and results for any period should not be relied upon as being indicative of its Net Asset Value and results in future periods.

U.S. Federal Income Tax Risks

Investment in the Fund has various U.S. federal, state, and local income tax risks.

The Fund strongly urges investors to consult their own tax advisors concerning the effects of U.S. federal, state, and local income tax law on an investment in the Fund’s common shares.

The Fund may be subject to certain corporate-level taxes, and will be subject to corporate-level U.S. federal income tax if it is unable to maintain its RIC status under Subchapter M of the Code, which could substantially reduce the cash available for distribution to its shareholders.

The U.S. federal income tax laws governing RICs are complex, and interpretations of the U.S. federal income tax laws governing qualification as a RIC are limited. Qualifying as a RIC requires the Fund to meet various tests regarding the nature of its assets, its income and the amount of its distributions on an ongoing basis. The Fund’s ability to satisfy the RIC asset and income tests depends upon the characterization and fair market values of its assets, many of which are not precisely determinable, and for which the Fund may not obtain independent appraisals. The Fund’s compliance with the RIC asset and income tests and the accuracy of its tax reporting to shareholders also depend upon its ability to successfully manage the calculation and composition of its taxable income and its assets on an ongoing basis. Even a technical or inadvertent mistake could jeopardize the Fund’s RIC status. Under certain circumstances, the Fund may be able to cure a failure to meet the RIC asset and income tests if such failure was due to reasonable cause and not willful neglect, but in order to do so the Fund may incur significant fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns. Although the Fund intends to elect to be treated as a RIC under Subchapter M of the Code, no assurance can be given that it will be able to qualify for and maintain RIC status. If the Fund qualifies as a RIC under the Code, it generally will not be subject to corporate-level federal income taxes on its income and capital gains that are timely distributed (or deemed distributed) as dividends for U.S. federal income tax purposes to its shareholders. To qualify as a RIC under the Code and to be relieved of federal taxes on income and gains distributed as dividends for U.S. federal income tax purposes to its shareholders, the Fund must, among other things, meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if it distributes dividends each tax year for U.S. federal income tax purposes of an amount generally at least equal to 90% of the sum of its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to its shareholders. The Fund may, nonetheless, be subject to certain corporate-level taxes regardless of whether it continues to qualify as a RIC. Additionally, if the Fund fails to qualify or to maintain its qualification as a RIC in any calendar year, it would be required to pay U.S. federal income tax (and any applicable state and local taxes) on its taxable income at regular corporate rates, and dividends paid to its shareholders would not be deductible by the Fund in computing its taxable income (although such dividends received by certain non-corporate U.S. taxpayers generally would be subject to a preferential rate of taxation). Further, if the Fund fails to maintain its qualification as a RIC, it might need to borrow money or sell assets in order to pay any resulting tax. The Fund’s payment of income tax would decrease the amount of its income available for distribution to its shareholders and could adversely affect the value of its common shares. Furthermore, if the Fund fails to maintain its qualification as a RIC, it no longer would be required under U.S. federal tax laws to distribute substantially all of its taxable income to its shareholders.

The Fund’s investments may result in the Fund incurring tax or recognizing taxable income prior to receiving cash distributions related to such income.

The tax implications of the corporate CLOs in which the Fund invests are complex and, in some circumstances, unclear. In particular, the Fund may recognize taxable income on certain of its CLO investments without the concurrent receipt of cash.

The Fund expects that most of its investments in securities will be marked to market for tax purposes pursuant to its election under Section 475(f) of the Code (see “—The Fund has made a mark-to-market election under Section 475(f) of the Code.”), regardless of whether the investments are generating cash flow. This could cause the Fund to recognize taxable income on such investments without the concurrent receipt of cash. For any of the Fund’s investments that are not marked to market for tax purposes, such as certain CLO equity investments, the tax implications of such investments are often complex and, in some circumstances, unclear, which could also cause the Fund to recognize taxable income on such investments without the concurrent receipt of cash. If the Fund holds 10% or more (by vote or value) of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments and certain debt tranche investments in a CLO treated as a CFC), the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation in an amount equal to its pro rata share of the corporation’s “subpart F income” for the tax year (including both ordinary earnings and capital gains). Treasury Regulations generally treat the Fund’s income inclusion with respect to a CFC as qualifying income for purposes of determining its ability to be subject to tax as a RIC if either (i) there is a current distribution out of the earnings and profits of the CFC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies. If the Fund fails to qualify or maintain its qualification for tax treatment as a RIC under Subchapter M of the Code for any reason, the Fund would be required to pay U.S. federal income tax on its taxable income at regular corporate rates, which could substantially reduce the Fund’s net assets, as well as the amount of income available for distributions, and the amount of such distributions, to the Fund’s shareholders and for payments to the holders of the Fund’s other equity securities or obligations. See “—The Fund may be subject to certain corporate-level taxes, and will be subject to corporate-level U.S. federal income tax if it is unable to maintain its RIC status under Subchapter M of the Code, which could substantially reduce the cash available for distribution to its shareholders.” Because the annual RIC distribution requirements are based on the RIC’s taxable income as opposed to the cash flow received by the RIC, if the Fund recognizes taxable income on its investments in excess of the cash either received from such investments or otherwise maintained on hand by the Fund, the Fund may have to sell some of its investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities to satisfy the RIC distribution requirements. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The Fund has made a mark-to-market election under Section 475(f) of the Code.

The Fund has made an election under Section 475(f) of the Code to mark its securities to market. There are limited authorities under Section 475(f) of the Code as to what constitutes a trader for U.S. federal income tax purposes. Under other sections of the Code, the status of a trader in securities depends on all of the facts and circumstances, including the nature of the income derived from the taxpayer’s activities, the frequency, extent and regularity of the taxpayer’s securities transactions, and the taxpayer’s investment intent. There can be no assurance that the Fund will continue to qualify as a trader in securities eligible to make a mark-to-market election. The Fund has not received, nor is it seeking, an opinion from counsel or a ruling from the IRS regarding its qualification as a trader. If the qualification for, or the Fund’s application of, such election were successfully challenged by the IRS, in whole or in part, it could, depending on the circumstances, result in retroactive (or prospective) changes in the amount or timing of recognized gross income, and potentially jeopardize its RIC qualification. If the IRS were to successfully challenge the treatment or timing of recognition of income from its securities, the Fund could fail to maintain its qualification as a RIC. Finally, mark-to-market gains and losses could cause volatility in the amount of its taxable income. For instance, the mark-to-market election could generate losses in one taxable year that the Fund is unable to use to offset taxable income, followed by mark-to-market gains in a subsequent taxable year that force the Fund to make additional distributions to its shareholders. Hence, the mark-to-market gains and losses could cause the Fund to distribute more dividends to its shareholders in a particular period than would otherwise be desirable from a business perspective.

Complying with RIC requirements may cause the Fund to forgo or liquidate otherwise attractive investments.

To maintain its qualification as a RIC, the Fund must continually satisfy various tests regarding the sources of its income, the nature and diversification of its assets and the amounts it distributes to its shareholders. In order to meet these tests, the Fund may be required to forgo investments it might otherwise make. It may be required to make distributions to shareholders at disadvantageous times or when it does not have funds readily available for distribution and may be unable to pursue investments that would be otherwise advantageous to the Fund in order to satisfy the source of income or asset diversification requirements for qualifying as a RIC. Thus, compliance with the RIC requirements may hinder the Fund’s investment performance.

FATCA withholding may apply to payments to certain foreign entities.

Payments made under the Fund’s securities to a foreign financial institution (“FFI”), or non-financial foreign entity (“NFFE”) (including such an institution or entity acting as an intermediary), may be subject to a U.S. withholding tax of 30% under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act). This withholding tax may apply to certain payments of interest on the Fund’s debt securities or dividends on its shares unless the FFI or NFFE complies with certain information reporting, withholding, identification, certification and related requirements imposed by FATCA. Depending upon the status of a holder and the status of an intermediary through which any of the Fund’s debt securities or shares are held, the holder could be subject to this 30% withholding tax in respect of any interest paid on its debt securities or dividends on its shares. Investors should consult their own tax advisors regarding FATCA and how it may affect an investment in the Fund’s securities.

General Risk Factors

The Fund, Ellington, or its affiliates may be subject to adverse legislative, regulatory or public policy changes.

At any time, U.S. federal, state, local, or foreign laws or regulations that impact the Fund’s business, or the administrative interpretations of those laws or regulations, may be enacted or amended.

The Fund cannot predict when or if any new law, regulation, or administrative interpretation, or any amendment to or repeal of any existing law, regulation, or administrative interpretation, will be adopted or promulgated or will become effective. Additionally, the adoption or implementation of any new law, regulation, or administrative interpretation, or any revisions in or repeals of these laws, regulations, or administrative interpretations, could cause the Fund to change its portfolio, could constrain its strategy, or increase its costs. The Fund could be adversely affected by any change in or any promulgation of new law, regulation, or administrative interpretation.

In addition, political leaders in the U.S. and certain foreign countries have recently been elected on protectionist platforms, fueling doubts about the future of global free trade. The U.S. government has indicated its intent to alter its approach to international trade policy and in some cases to renegotiate certain existing trade agreements with foreign countries. In addition, the U.S. government has recently imposed tariffs on certain foreign goods and has indicated a willingness to impose tariffs on imports of other products. Some foreign governments have instituted retaliatory tariffs on certain U.S. goods and have indicated a willingness to impose additional tariffs on U.S. products. Global trade disruption, significant introductions of trade barriers and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the Fund’s performance.

Changes in U.S. federal policy, including tax policies, and at regulatory agencies occur over time through policy and personnel changes following elections and otherwise, which lead to changes involving the level of oversight and focus on the financial services industry or the tax rates paid by corporate entities. The Fund cannot predict the ultimate impact of the foregoing on it, its business and investments, or the industries in which it invests generally, and any prolonged uncertainty could also have an adverse impact on the Fund and its investment objectives. Future changes may adversely affect the Fund’s operating environment, including through increasing competition, and therefore its business, operating costs, financial condition and results of operations. Further, an extended federal government shutdown resulting from failing to pass budget appropriations, adopt continuing funding resolutions, or raise the debt ceiling, and other budgetary decisions limiting or delaying government spending, may negatively impact U.S. or global economic conditions, including corporate and consumer spending, and liquidity of capital markets.

The Fund’s failure to procure adequate funding and capital would adversely affect the Fund’s results and may, in turn, negatively affect the value of its common shares and its ability to make distributions to its shareholders.

The Fund depends upon the availability of adequate funding and capital for its operations. To maintain its status as a RIC, the Fund is required to distribute to its shareholders at least 90% of its RIC taxable income annually, which generally includes ordinary income (e.g. dividends and interest) and net short-term capital gains. As a result, the Fund is not able to retain much or any of its earnings for new investments. There can be no assurance that any, or sufficient, funding or capital will be available to the Fund in the future on terms that are acceptable to the Fund. The Fund’s access to external capital will depend upon a number of factors, including the market price of its common shares, the market’s perception of its financial condition and potential future earnings, and general market conditions. In the event that the Fund cannot obtain sufficient funding and capital on acceptable terms, there may be a negative impact on the value of its common shares and the Fund’s ability to make distributions to its shareholders.

The Fund, Ellington, or its affiliates may be subject to regulatory inquiries and proceedings, or other legal proceedings.

At any time, industry-wide or company-specific regulatory or tax inquiries or proceedings can be initiated, and the Fund cannot predict when or if any such regulatory inquiries or proceedings will be initiated that involve the Fund or Ellington or its affiliates, including the Adviser. The Fund believes that the heightened scrutiny of the financial services industry increases the risk of inquiries and requests from regulatory or enforcement agencies. For example, as discussed under the caption “Investment Objective, Opportunities and Principal Strategies—Legal Proceedings”, over the years, Ellington and its affiliates have received, and the Fund expects in the future that the Fund and they may receive, inquiries and requests for documents and information from various federal, state, and foreign regulators.

The Fund can give no assurances that, whether the result of regulatory inquiries or otherwise, neither the Fund nor Ellington nor its affiliates will become subject to investigations, enforcement actions, fines, penalties or the assertion of private litigation claims. If any such events were to occur, the Fund, or the Adviser’s ability to perform its obligations to the Fund under the Investment Advisory Agreement between the Fund and the Adviser, or Ellington’s ability to perform its obligations to the Adviser under the services agreement between Ellington and the Adviser, could be materially adversely impacted, which could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders.

The market for the Fund’s common shares may be limited, and the price and trading volume of its common shares may be volatile.

While the Fund’s common shares are listed on the NYSE, such listing does not ensure that the market price reflects the Fund’s actual financial performance, nor does it ensure the liquidity of the Fund’s common shares or a holder’s ability to sell them at any particular price. Market prices for the Fund’s common shares may be volatile and subject to wide fluctuations, including as a result of changes in trading volume. There can be no assurance that the market price of the Fund’s common shares will not fluctuate or decline significantly in the future. Factors that could negatively affect the market price of the Fund’s common shares, or result in fluctuations in the price or trading volume, of its common shares include, without limitation:

●	actual or anticipated variations in the Fund’s distributions or operating results;

●	changes in the Fund’s earnings estimates, the failure to meet the earnings or operating expectations of analysts and investors, or the publication of research reports about the Fund or the CLO industry;

●	increases in market interest rates that lead investors to demand a higher yield on the Fund’s common shares;

●	share repurchases or issuances of common shares by the Fund;

●	the passage of legislation, changes in applicable law, court rulings, enforcement actions or other regulatory developments that adversely affect the Fund or its industry;

●	changes in government policies or the timing of their implementation;

●	changes in market valuations of similar funds;

●	adverse market reactions to any additional indebtedness the Fund incurs;

●	additions or departures of key personnel;

●	shareholder actions;

●	speculation in the press or the investment community;

●	adverse changes in global, national, regional and local economic or market conditions, including those arising from pandemics, elevated unemployment, inflation, interest rate volatility, volatile and/or elevated credit spreads, concerns regarding recessions, geopolitical conflicts, social unrest, or civil disturbances, or concerns regarding leveraged loan defaults or credit losses;

●	the Fund’s inclusion in, or exclusion from, various stock indices;

●	the Fund’s absolute operating performance, and relative to that of comparable companies; and

●	changes in accounting standards or principles.

Stock markets in general have experienced volatility that has often been unrelated to the operating performance of a particular company. These broad market fluctuations may also adversely affect the market price of the Fund’s common shares.

Future offerings of debt securities, which would rank senior to the Fund’s common shares upon its bankruptcy liquidation, and future offerings of equity securities which could dilute the common share holdings of the Fund’s existing shareholders and may be senior to the Fund’s common shares for the purposes of dividend and liquidating distributions, may adversely affect the market price of the Fund’s common shares.

In the future, the Fund may seek to increase its capital by offering debt securities or additional equity securities. Upon a bankruptcy or liquidation, holders of the Fund’s debt securities and preferred shares, if any, and other lenders, would receive distributions of the Fund’s available assets prior to common shareholders. The Fund’s preferred shares, if issued, could have a preference on liquidating distributions or a preference on dividend payments or both that could limit the Fund’s ability to make distributions to the holders of its common shares. Because the Fund’s decision to offer securities will depend on market conditions and other factors beyond its control, the Fund cannot predict the amount, timing or nature of any future offerings. Common shareholders therefore bear the risk that any future securities offerings reduce the market price of the Fund’s common shares or dilute their holdings.

Future sales of the Fund’s common shares or other securities convertible into common shares could cause the market value of the common shares to decline and could result in dilution.

Sales of substantial amounts of the Fund’s common shares or of other securities convertible into common shares could cause the market price of the Fund’s common shares to decrease significantly. The Fund cannot predict the effect, if any, of future sales of such securities, or their availability for future sale, on the market price of the Fund’s common shares. Such sales, or the perception that they could occur, may adversely affect the market price of the Fund’s common shares.

Shareholders who do not participate in the dividend reinvestment plan will experience dilution in their ownership percentage.

All cash distributions payable to shareholders who participated in the Fund’s dividend reinvestment plan are automatically reinvested in common shares. As a result, shareholders who do not participate will experience dilution in their ownership percentage of the Fund’s common shares over time.

The Fund is subject to risks related to corporate social responsibility.

The Fund’s business faces public scrutiny related to environmental, social and governance (“ESG”) activities. The Fund may risk damage to its reputation if the Fund or affiliates of the Adviser are viewed as failing to act responsibly in a number of areas, such as diversity and inclusion, environmental stewardship, support for local communities, corporate governance and transparency and considering ESG factors in the Fund’s investment processes. Some investors have become more focused on ESG factors, including climate risks, in determining whether to invest in companies. However, regional and investor specific sentiment often differ in what constitutes a material positive or negative ESG corporate practice. The Fund’s corporate social responsibility practices will not uniformly fit investors’ definitions, particularly across geographies and investor types, of best practices for ESG considerations. Adverse incidents with respect to ESG activities could impact the cost of the Fund’s operations and relationships with investors, all of which could adversely affect its business and results of operations.

There is a growing regulatory interest across jurisdictions in improving transparency regarding the definition, measurement and disclosure of ESG factors to enable investors to validate and better understand sustainability claims, including an increased regulatory focused on the accuracy of those claims. As a result, the Fund is subject to evolving rules and regulations promulgated by various governmental and self-regulatory organizations, including the SEC, the NYSE and the Financial Accounting Standards Board. These rules continue to expand in scope and complexity, with new requirements potentially increasing compliance challenges and uncertainty. If the Fund is perceived as, or accused of, “greenwashing” or overstating the extent of its sustainability-related practices, such allegations could damage the Fund’s reputation, result in litigation or regulatory actions, and negatively impact its ability to raise capital.

At the same time, so-called “anti-ESG” sentiment has also gained momentum across the U.S., with several states having enacted or proposed “anti-ESG” policies, legislation, or issued related legal opinions. For example, certain states now require that relevant state entities or managers/administrators of state investments make investments based solely on pecuniary factors without consideration of ESG factors or have enacted “boycott bills.” If investors subject to such legislation viewed the Fund, its policies, or its practices, as being in contradiction of such “anti-ESG” policies, legislation or legal opinions, such investors may not invest in the Fund, which could negatively affect its financial performance.

If the Fund fails or is perceived to fail to comply with or meet applicable rules, regulations and stakeholder expectations, it could negatively impact the Fund’s reputation and its business results. Further, the Fund’s business could become subject to additional regulations, penalties and/or risks of regulatory scrutiny and enforcement in the future. Moreover, the requirements of various regulations the Fund may become subject to may not be consistent with each other. There can be no assurance that the Fund’s current ESG practices will meet future regulatory requirements, reporting frameworks or best practices, increasing the risk of related enforcement. Compliance with new requirements may lead to increased management burdens and costs.

Climate change has the potential to impact the Fund’s investments.

Currently, it is not possible to predict how legislation or new regulations that may be adopted to address greenhouse gas emissions will impact the assets underlying the Fund’s investments. However, any such future laws and regulations imposing reporting obligations, limitations on greenhouse gas emissions, or additional taxation of energy use could negatively affect the businesses of the underlying borrowers on the CLOs in which the Fund invests, including, for example by requiring an underlying borrower to make significant expenditures to attain and maintain compliance. Any new legislative or regulatory initiatives related to climate change could adversely affect the assets underlying the Fund’s investments and, therefore, the Fund’s business.

The physical impact of climate change could also have a material adverse effect on the assets underlying the Fund’s investments. Physical effects of climate change such as increases in temperature, sea levels, the severity of weather events and the frequency of natural disasters, such as hurricanes, tropical storms, tornadoes, wildfires, droughts, floods and earthquakes, among other effects, could reduce the value of the assets underlying the Fund’s investments and, therefore, the Fund’s investments.

Periods of heightened inflation could adversely impact the Fund’s financial results.

High inflation, whether caused by low unemployment, high corporate demand, supply-chain issues, geopolitical conflicts, quantitative easing, imposition of tariffs by the federal government, or a combination of these or other factors, may undermine the performance of the Fund’s investments by reducing the value of such investments and/or the income received from such investments. Inflation and rapid fluctuations in inflation rates have had in the past, and may in the future have, significant effects on interest rates and negative effects on economies and financial markets.

Inflation and rapid fluctuations in inflation rates have in the past had, and may in the future have, negative effects on economies and financial markets, particularly in emerging economies and particularly for some of the corporate sectors in which the Fund’s underlying obligors operate. For example, if a corporate borrower under an asset held by one of the Fund’s CLO investments is unable to increase its revenue in times of higher inflation, its profitability may be adversely affected. As inflation rises, an underlying obligor may earn more revenue but may incur higher expenses, as wages and prices of inputs increase during periods of inflation. Thus, heightened inflationary pressures could increase the risk of default by the underlying borrowers in CLOs. In addition, during any periods of rising inflation, interest rates would be expected to rise, which could create a mismatch between the Fund’s assets and liabilities. See “—Interest rate mismatches between the Fund’s assets and its liabilities, and between the assets and liabilities of the CLOs in which the Fund invests, the Fund’s CLO investments and their underlying corporate credit assets may reduce the Fund’s income during periods of changing interest rates, and volatility in interest rates could adversely affect the value of the Fund’s assets.” Conversely, as inflation declines, the Fund and any CLO in which the Fund invests and any underlying corporate borrower of its CLO investments may not be able to reduce expenses commensurate with any resulting reduction in revenue.

In addition, actions that the Federal Reserve has taken, and could continue to take in response to changes in inflation, could have an adverse impact on the economy broadly and/or on the Fund’s financial results specifically. See “Certain actions by the Federal Reserve and other central banks could materially adversely affect the Fund’s business, financial condition and results of operations, and its ability to make distributions to its shareholders.”

Artificial intelligence and other machine learning techniques could increase competitive, operational, legal and regulatory risks to the Fund’s business in ways that the Fund cannot predict.

The use of AI by the Fund and others, and the overall adoption of AI throughout society, may exacerbate or create new and unpredictable competitive, operational, legal and regulatory risks to the Fund’s business. There is substantial uncertainty about the extent to which AI will result in dramatic changes throughout the world, and the Fund may not be able to anticipate, prevent, mitigate or remediate all of the potential risks, challenges or impacts of such changes. These changes could potentially disrupt, among other things, the Fund’s business model, investment strategies and operational processes. Some of the Fund’s competitors may be more successful than it in the development and implementation of new technologies, including services and platforms based on AI, to improve their operations. If the Fund is unable to adequately advance its capabilities in these areas, or do so at a slower pace than others in its industry, the Fund may be at a competitive disadvantage.

If the data the Fund, or third parties whose services the Fund relies on, use in connection with the possible development or deployment of AI is incomplete, inadequate or biased in some way, the performance of the Fund’s business could suffer. In addition, recent technological advances in AI both present opportunities and pose risks to the Fund. Data in technology that uses AI may contain a degree of inaccuracy and error, which could result in flawed algorithms in various models used in the Fund’s business. The volume and reliance on data and algorithms also make AI more susceptible to cybersecurity threats, including data poisoning and the compromise of underlying models, training data or other intellectual property. The personnel provided to the Fund by the Adviser, and/or its third-party service providers could, without being known to the Fund, improperly utilize AI and machine learning-technology while carrying out their responsibilities. This could reduce the effectiveness of AI technologies and adversely impact the Fund and its operations to the extent that it relies on the AI’s work product.

There is also a risk that AI may be misused or misappropriated by the Fund’s third party service providers. For example, a user may input confidential information, including material non-public information, into AI applications, resulting in the information becoming a part of a dataset that is accessible by third-party technology applications and users, including the Fund’s competitors. Further, the Fund may not be able to control how third-party AI that it chooses to use is developed or maintained, or how data the Fund inputs is used or disclosed. The misuse or misappropriation of the Fund’s data could have an adverse impact on its reputation and could subject it to legal and regulatory investigations or actions or create competitive risk.

In addition, the use of AI by the Fund or others may require compliance with legal or regulatory frameworks that are not fully developed or tested, and the Fund may face litigation and regulatory actions related to its use of AI. There has been increased scrutiny, including from global regulators, regarding the use of “big data,” diligence of data sets and oversight of data vendors. The Fund’s ability to use data to gain insights into and manage its business may be limited in the future by regulatory scrutiny and legal developments.

COMMITTED EQUITY FINANCING

The Fund entered into the Purchase Agreement and the Registration Rights Agreement with Citizens JMP. Under the Purchase Agreement, upon the terms and conditions set forth therein, the Fund, at its sole option and discretion, will have the right to sell to the Selling Shareholder up to the lesser of (i) the Total Commitment and (ii) the Exchange Cap, to the extent applicable.

Upon the Commencement, the Fund will have the right, but not the obligation, from time to time at its sole option and discretion over the 36-month period beginning on the Commencement Date to direct the Selling Shareholder to purchase common shares of the Fund, unless the Purchase Agreement is terminated earlier. Sales of common shares by the Fund to the Selling Shareholder under the Purchase Agreement, and the timing of any such sales, are solely at the Fund's discretion, and the Fund is under no obligation to sell any common shares to the Selling Shareholder under the Purchase Agreement.

In no event may the Fund issue to the Selling Shareholder under the Purchase Agreement more than 7,512,155 common shares, representing which number of shares is equal to 19.99% of the Fund's common shares outstanding immediately prior to the execution of the Purchase Agreement, or the "Exchange Cap," unless the Fund obtains shareholder approval to issue common shares in excess of the Exchange Cap in accordance with applicable NYSE rules. The Exchange Cap does not apply to issuances and sales of common shares pursuant to the Purchase Agreement to the extent such common shares are sold at a price equal to or in excess of the applicable "minimum price" (as defined under applicable NYSE listing rules) for the Fund's common shares, calculated at the time such purchases are effected by the Fund under the Purchase Agreement, if any. Furthermore, the Selling Shareholder will not be required to purchase any common shares under the Purchase Agreement which, when aggregated with all other common shares then beneficially owned by it and its affiliates (as calculated pursuant to Section 13(d) of the Exchange Act and Rule 13d-3 thereunder), would result in the Selling Shareholder beneficially owning more than 4.99% of the Fund’s outstanding common shares.

In accordance with the Fund’s obligations under the Registration Rights Agreement, the Fund has filed the registration statement, of which this prospectus forms a part, with the SEC to register under the Securities Act the resale by the Selling Shareholder of up to 7,500,000 common shares that the Fund may elect, in its sole discretion, to issue and sell to the Selling Shareholder under the Purchase Agreement from time to time after the date of this prospectus.

The Purchase Agreement and the Registration Rights Agreement contain customary representations, warranties, conditions and indemnification obligations of the parties thereto. Such representations, warranties and covenants were made only for purposes of the applicable agreements and as of specific dates, solely for the benefit of the parties thereto, and are subject to agreed limitations.

Neither the Fund nor the Selling Shareholder may assign or transfer any rights or obligations under the Purchase Agreement or the Registration Rights Agreement, and no provision thereof may be modified or waived except by written agreement of the parties.

Purchases of Common Shares Under the Purchase Agreement

From and after the Commencement Date, subject to the conditions described below, the Fund will have the right, but not the obligation, from time to time at its sole discretion over the 36-month period commencing on the Commencement Date, to direct the Selling Shareholder to purchase a specified number of common shares, not to exceed the maximum number calculated in accordance with the Purchase Agreement, by timely delivering written notice to the Selling Shareholder. The maximum number of common shares that the Selling Shareholder is required to purchase in any single purchase may not exceed the lesser of (i) 1,000,000 common shares (or such greater number as may be agreed upon by the Selling Shareholder with respect to such purchase, not to exceed 1,500,000 shares) and (ii) 25.0% of the total aggregate number (or volume) of common shares traded on the NYSE during the applicable measurement period.

All share and dollar amounts used in determining the purchase price per common share, or in determining the applicable maximum purchase amounts or applicable volume or price thresholds in connection with any purchase, will be equitably adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction occurring during any relevant calculation period.

Purchase Price

The per share purchase price that the Selling Shareholder will be required to pay for common shares will be determined by reference to the VWAP calculated in accordance with the Purchase Agreement, less a discount determined by reference to the "Multiplier" described below. Under the Purchase Agreement, the VWAP Purchase Price per share and the Intraday VWAP Purchase Price per share are each equal to the product of (i) the Multiplier (as defined below),and (ii) the dollar volume-weighted average price for the Fund's common shares as listed on the NYSE on the applicable Purchase Date commencing at 9:30:01 a.m. and ending at 3:59 p.m. New York City time (or such other time as constitutes the official open or close of the regular trading session) as reported by Bloomberg through its "AQR" function, in each case, excluding the following transactions to the extent they occur during the relevant VWAP Purchase Period or Intraday VWAP Purchase Period:

●	(A) the opening or first purchase of common shares at or following the official open of the regular trading session as reported in the consolidated system on such Purchase Date;

●	(B) the last or closing sale of common shares at or prior to the official close of the regular trading session as reported in the consolidated system on such Purchase Date (as applicable); and
●	(C) to the extent the Fund has specified a Limit Order Continue Election (as further described below) in the applicable VWAP Purchase Notice or Intraday VWAP Purchase Notice, all sales of common shares on the NYSE during such VWAP Purchase Period or Intraday VWAP Purchase Period at a price that is less than the applicable VWAP Purchase Minimum Price Threshold or Intraday VWAP Purchase Minimum Price Threshold.

In connection with any VWAP Purchase or Intraday VWAP Purchase, the Fund may specify either a Limit Order Continue Election or a Limit Order Discontinue Election in the applicable purchase notice. If the Fund specifies a Limit Order Continue Election, the applicable purchase period will continue notwithstanding sales of common shares below the applicable minimum price threshold, but such below-threshold sales will be excluded from the VWAP and volume calculations for that period. If the Fund specifies a Limit Order Discontinue Election, the applicable purchase period will terminate immediately upon any sale of common shares at a price below the applicable minimum price threshold.

There is no maximum price per share that the Selling Shareholder could be obligated to pay for the Fund's common shares that the Fund may elect, in its sole discretion, to sell pursuant to the Purchase Agreement. However, the net proceeds to the Fund from the Selling Shareholder per common share sold under the Purchase Agreement, following the application of the Multiplier, will at no time be less than the net asset value per share at the time of such sale.

The “Multiplier” shall be calculated as follows:

●	if the VWAP Purchase Share Amount or Intraday VWAP Purchase Share Amount specified in the applicable VWAP Purchase Notice or Intraday VWAP Purchase Notice is equal to or less than 500,000 shares, the Multiplier shall be 98.25%; if the VWAP Purchase Share Amount or Intraday VWAP Purchase Share Amount specified in the applicable VWAP Purchase Notice or Intraday VWAP Purchase Notice is greater than 500,000 shares, the Multiplier shall be determined by reference to the “Discount Factor,” in accordance with the following formulas:

Discount Factor = (VWAP Purchase Share Amount or Intraday VWAP Purchase Share Amount – 500,000)/1,000,000

Multiplier = 98.25% - (Discount Factor)*1.25%.

As an example, if the VWAP Purchase Share Amount specified in the applicable VWAP Purchase Notice equals 1,000,000 shares, the resulting Discount Factor would be 0.5, and the Multiplier would be 97.625% (i.e., a 2.375% discount to VWAP).

Conditions to Commencement and Each Purchase

The Selling Shareholder's obligation to purchase common shares under the Purchase Agreement is subject to (i) the initial satisfaction of the applicable conditions at the Commencement, and (ii) the satisfaction of the applicable conditions on each purchase date, all of which are entirely outside of the Selling Shareholder's control. These conditions include the following:

●	the accuracy in all material respects of the representations and warranties of the Fund included in the Purchase Agreement;
●	the Fund having performed, satisfied and complied in all material respects with all covenants, agreements and conditions required of it under the Purchase Agreement;
●	trading in the Fund’s common shares not having been suspended by the SEC or the NYSE; the Fund not having received any final and non-appealable notice that the listing or quotation of the common shares on the NYSE will be terminated on a date certain (unless, prior to such date, the common shares are listed or quoted on any other Eligible Market, as defined in the Purchase Agreement); and the absence of any suspension of, or restriction on, accepting additional deposits of the Fund’s common shares, electronic trading or book-entry services by the Depository Trust Company;
●	the absence of any statute, regulation, order, decree, writ, ruling or injunction by any court or governmental authority of competent jurisdiction which prohibits the consummation of or that would materially modify or delay any of the transactions contemplated by the Purchase Agreement or the Registration Rights Agreement;
●	the absence of any action, suit or proceeding before any arbitrator or any court or governmental authority seeking to restrain, prevent or change the transactions contemplated by the Purchase Agreement or the Registration Rights Agreement, or seeking material damages in connection therewith;
●	no condition, occurrence, state of facts or event constituting a Material Adverse Effect (as defined in the Purchase Agreement) having occurred and being continuing; and
●	the Selling Shareholder having received the legal opinions and negative assurances, and any bring-down legal opinions and negative assurances, required under the Purchase Agreement.

Termination of the Purchase Agreement

Unless earlier terminated, the Purchase Agreement will terminate automatically on the earliest to occur of:

●	the first day of the month following the 36-month anniversary of the Commencement Date;

●	the date on which the Selling Shareholder has purchased common shares under the Purchase Agreement for an aggregate gross purchase price equal to $35,000,000;
●	the date on which the Fund’s common shares have failed to be listed or quoted on the NYSE or any other Eligible Market for a period of one trading day;
●	the 30th trading day after commencement of a voluntary or involuntary bankruptcy proceeding involving the Fund that is not discharged or dismissed prior to such day; and
●	the date on which a custodian is appointed for the Fund in a bankruptcy proceeding for all or substantially all of its property, or the Fund makes a general assignment for the benefit of its creditors.

The Fund has the right to terminate the Purchase Agreement at any time after Commencement, at no cost or penalty, upon five trading days' prior written notice to the Selling Shareholder. The Fund and the Selling Shareholder may also terminate the Purchase Agreement at any time by mutual written consent. The Selling Shareholder also has the right to terminate the Purchase Agreement upon ten trading days' prior written notice to the Fund, but only upon the occurrence of certain events, including:

●	the occurrence of a Material Adverse Effect (as defined in the Purchase Agreement);
●	the occurrence of a Fundamental Transaction (as defined in the Purchase Agreement) involving the Fund;
●	trading in the Fund’s common shares on the NYSE (or if the common shares are then listed on an Eligible Market, trading in the common shares on such Eligible Market) having been suspended for a period of three consecutive trading days; or
●	the Fund being in material breach or default of the Purchase Agreement, and, if such breach or default is capable of cure, it not having been cured within ten trading days after delivery of notice thereof to the Fund.

No termination of the Purchase Agreement by the Fund or by the Selling Shareholder will become effective prior to the fifth trading day following the date on which any pending purchase has been fully settled in accordance with the terms and conditions of the Purchase Agreement. In addition, no termination of the Purchase Agreement will affect the Registration Rights Agreement, which will survive such termination.

No Short-Selling or Hedging by the Selling Shareholder

The Selling Shareholder has agreed that it, its officers, and any entity managed or controlled by the Selling Shareholder will not engage in or effect, directly or indirectly, for its own account or for the account of any other of such persons or entities, any (i) "short sale" (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Fund’s common shares or (ii) hedging transaction, which establishes a net short position with respect to the Fund's common shares, during the term of the Purchase Agreement.

Effect of Sales of Common Shares under the Purchase Agreement

All common shares issued or sold by the Fund to the Selling Shareholder under the Purchase Agreement and registered under the Securities Act for resale hereunder are expected to be freely tradable. Such common shares may be issued and sold by the Fund from time to time at its discretion over up to 36 months after the Commencement Date. The resale by the Selling Shareholder of a significant number of common shares, or the perception that such sales may occur, could cause the market price of the Fund's common shares to decline significantly.

The Selling Shareholder may resell all, some or none of the common shares acquired from the Fund at any time or from time to time at its discretion and at different prices. As a result, investors who purchase common shares hereunder at different times will likely pay different prices and experience different investment outcomes. Investors may experience a decline in the value of their shares due to future sales by the Selling Shareholder at prices lower than those investors paid.

Because the purchase price per share will fluctuate based on the market prices of the Fund's common shares, it is not possible to predict the number of common shares that the Fund will sell, the actual purchase price per share to be paid by the Selling Shareholder, or the actual gross proceeds to be raised, if any. As of March 31, 2026 there were 37,579,569 common shares outstanding, of which 540,985, or 1.4%, were held by affiliates. If all 7,500,000 common shares offered for resale by the Selling Shareholder hereunder were also issued and outstanding as of March 31, 2026, such shares would represent approximately 17% of the Fund’s total outstanding common shares and total outstanding shares held by non-affiliates.

Although the Purchase Agreement permits the Fund, in its discretion, to direct the Selling Shareholder to purchase common shares from the Fund for a maximum aggregate purchase price of up to $35,000,000, only 7,500,000 common shares are being registered for resale hereunder with respect to the Selling Shareholder. Assuming all such 7,500,000 shares were sold for $4.61 per share (the NYSE closing price on April 13, 2026), less the applicable minimum Multiplier discount, the Fund would receive aggregate gross proceeds of approximately $33,969,938. Because market prices will fluctuate from time to time after the date of this prospectus, so too will the actual purchase prices payable by the Selling Shareholder. In no event will the Fund sell common shares to the Selling Shareholder for an aggregate price exceeding $35,000,000 under the Purchase Agreement.

If the Fund is required to issue and sell more common shares than are registered hereunder in order to receive aggregate gross proceeds of $35,000,000, the Fund must first file an additional registration statement covering the resale of such additional common shares and have it declared effective by the SEC. In addition, if the aggregate number of common shares issued (excluding issuances at or above the applicable NYSE "minimum price") would exceed the Exchange Cap, the Fund must first obtain the requisite shareholder approval under applicable NYSE listing rules. The total number of common shares offered by the Selling Shareholder will depend on the number of common shares, if any, the Fund elects to sell pursuant to the Purchase Agreement.

The issuance of common shares to the Selling Shareholder pursuant to the Purchase Agreement will not affect the rights or privileges of existing shareholders, except that their economic and voting interests will be diluted. Although the absolute number of common shares held by existing shareholders will not decrease, such shares will represent a smaller percentage of the Fund's total outstanding common shares after any such issuance.

The following table sets forth the amount of gross proceeds the Fund would receive from the Selling Shareholder from the sale of common shares under the Purchase Agreement at varying purchase prices:

Assumed Average Purchase Price per Share	Number of Registered Shares to be Issued if Full Purchase(1)	Percentage of Outstanding Shares After Giving Effect to the Issuance to the Selling Shareholder(2)	Gross Proceeds from the Sale of Shares to the Selling Shareholder under the Purchase Agreement
$4.18	8,373,206	18.2%	$35,000,000
$4.43(3)	7,900,677	17.4%	$35,000,000
$4.68	7,478,632	16.6%	$35,000,000
$4.93	7,099,391	15.9%	$35,000,000
$5.18	6,756,757	15.2%	$35,000,000
$5.43	6,445,672	14.6%	$35,000,000

(1) We are registering 7,500,000 shares of common stock that we ultimately may sell to the Selling Shareholder under the Purchase Agreement.

(2) The denominator is based on 37,579,569 shares outstanding as of March 31, 2026, adjusted to include the issuance of the number of shares set forth in the second column that we would have sold to the Selling Shareholder, assuming the average purchase price in the first column. The numerator is based on the number of shares of common stock set forth in the second column. Does not include shares that may be issued in connection with other equity offerings, including any “at-the-market” program, or pursuant to our dividend reinvestment plan.

(3) The closing sale price of our common stock on the NYSE on March 31, 2026.

Certain Definitions

The following terms used in this section have the meanings set forth below, as defined in the Purchase Agreement:

●	"Intraday VWAP Purchase Minimum Price Threshold" means, with respect to an Intraday VWAP Purchase made pursuant to Section 3.2, either (a) the dollar amount specified by the Fund in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase as the per share minimum Sale Price threshold to be used in determining whether the event in clause (iii) of the definition of "Intraday VWAP Purchase Ending Time" shall have occurred during the applicable Intraday VWAP Purchase Period for such Intraday VWAP Purchase, if the Fund shall have specified a Limit Order Discontinue Election in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase, or (b) the dollar amount specified by the Fund in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase as the per share minimum Sale Price threshold to be used in determining the sales of Common Shares during the applicable Intraday VWAP Purchase Period that shall be excluded from the calculation of the total number (or volume) of Common Shares traded on the Trading Market (or on such Eligible Market, as applicable) during such Intraday VWAP Purchase Period, if the Fund shall have specified a Limit Order Continue Election in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase; provided, however, that in each case if the Fund has not specified any such dollar amount as the per share minimum Sale Price threshold in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase, then the per share minimum Sale Price threshold to be used in such Intraday VWAP Purchase shall be such dollar amount equal to the product of (a) the Closing Sale Price of the Common Shares on the Trading Day immediately preceding the Purchase Date for such Intraday VWAP Purchase, multiplied by (b) 0.75.

●	"Intraday VWAP Purchase Notice" means, with respect to an Intraday VWAP Purchase made pursuant to Section 3.2, an irrevocable written notice from the Fund to the Investor, specifying the Intraday VWAP Purchase Percentage that shall apply to such Intraday VWAP Purchase and whether a Limit Order Continue Election or a Limit Order Discontinue Election shall apply to such Intraday VWAP Purchase, and directing the Investor to subscribe for and purchase a specified Intraday VWAP Purchase Share Amount (such specified Intraday VWAP Purchase Share Amount subject to adjustment as set forth in Section 3.2 as necessary to give effect to the applicable Intraday VWAP Purchase Maximum Amount for such Intraday VWAP Purchase), at the applicable Intraday VWAP Purchase Price therefor on the Purchase Date for such Intraday VWAP Purchase in accordance with this Agreement, that is delivered by the Fund to the Investor and received by the Investor (i) after the latest of (X) 10:00 a.m., New York City time, on such Purchase Date, if the Fund has not timely delivered a VWAP Purchase Notice to the Investor for a VWAP Purchase on such Purchase Date, (Y) the VWAP Purchase Ending Time of the VWAP Purchase Period for the VWAP Purchase preceding the Intraday VWAP Purchase Period for such Intraday VWAP Purchase occurring on the same Purchase Date as such earlier VWAP Purchase, if the Fund has timely delivered a VWAP Purchase Notice to the Investor for a VWAP Purchase on such Purchase Date, and (Z) the Intraday VWAP Purchase Ending Time of the Intraday VWAP Purchase Period for the most recent prior Intraday VWAP Purchase, if any, occurring on the same Purchase Date as such Intraday VWAP Purchase, and (ii) prior to the earlier of (X) 3:30 p.m., New York City time, on such Purchase Date and (Y) such time that is exactly thirty (30) minutes immediately prior to the official close of the primary (or "regular") trading session on the Trading Market (or, if the Common Shares are then listed on an Eligible Market, on such Eligible Market) on such Purchase Date, if the Trading Market (or such Eligible Market, as applicable) has theretofore publicly announced that the official close of the primary (or "regular") trading session on the Trading Market (or on such Eligible Market, as applicable) on such Purchase Date shall be earlier than 4:00 p.m., New York City time, on such Purchase Date.
●	"Intraday VWAP Purchase Period" shall mean, with respect to an Intraday VWAP Purchase made pursuant to Section 3.2, the period on the Purchase Date for such Intraday VWAP Purchase, beginning at the applicable Intraday VWAP Purchase Commencement Time and ending at the applicable Intraday VWAP Purchase Ending Time on such Purchase Date for such Intraday VWAP Purchase.
●	"Intraday VWAP Purchase Price" means, with respect to an Intraday VWAP Purchase made pursuant to Section 3.2, the purchase price per Share to be purchased by the Investor in such Intraday VWAP Purchase, equal to the product of (i) the Intraday Multiplier, multiplied by (ii) the VWAP of the Common Shares for the applicable Intraday VWAP Purchase Period on the applicable Purchase Date for such Intraday VWAP Purchase; provided, however, that the calculation of the VWAP for the Common Shares for the Intraday VWAP Purchase Period for an Intraday VWAP Purchase shall exclude each of the following transactions, to the extent they occur during such Intraday VWAP Purchase Period (as applicable): (A) the opening or first purchase of Common Shares at or following the official open of such primary (or "regular") trading session that is reported in the consolidated system on such Purchase Date, (B) the last or closing sale of Common Shares at or prior to the official close of such primary (or "regular") trading session that is reported in the consolidated system on such Purchase Date (as applicable), and (C) provided the Fund shall have specified a Limit Order Continue Election in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase, all sales of Common Shares on the Trading Market (or on such Eligible Market, as applicable) during such Intraday VWAP Purchase Period at a Sale Price that is less than the applicable Intraday VWAP Purchase Minimum Price Threshold for such Intraday VWAP Purchase.
●	"Limit Order Continue Election" shall have the meaning assigned to such term in the definition of "Intraday VWAP Purchase Ending Time," which election shall be applicable to an Intraday VWAP Purchase, if such election is specified by the Fund in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase, and shall be applicable to a VWAP Purchase, if such election is specified by the Fund in the applicable VWAP Purchase Notice for such VWAP Purchase, as the case may be.
●	"Limit Order Discontinue Election" shall have the meaning assigned to such term in the definition of "Intraday VWAP Purchase Ending Time," which election shall be applicable to an Intraday VWAP Purchase, if such election is specified by the Fund in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase, and shall be applicable to a VWAP Purchase, if such election is specified by the Fund in the applicable VWAP Purchase Notice for such VWAP Purchase, as the case may be.

●	"VWAP Purchase Minimum Price Threshold" means, with respect to a VWAP Purchase made pursuant to Section 3.1, either (a) the dollar amount specified by the Fund in the applicable VWAP Purchase Notice for such VWAP Purchase as the per share minimum Sale Price threshold to be used in determining whether the event in clause (iii) of the definition of "VWAP Purchase Ending Time" shall have occurred during the applicable VWAP Purchase Period for such VWAP Purchase, if the Fund shall have specified a Limit Order Discontinue Election in the applicable VWAP Purchase Notice for such VWAP Purchase, or (b) the dollar amount specified by the Fund in the applicable VWAP Purchase Notice for such VWAP Purchase as the per share minimum Sale Price threshold to be used in determining the sales of Common Shares during the applicable VWAP Purchase Period that shall be excluded from the calculation of the total number (or volume) of Common Shares traded on the Trading Market (or on such Eligible Market, as applicable) during such VWAP Purchase Period, if the Fund shall have specified a Limit Order Continue Election in the applicable VWAP Purchase Notice for such VWAP Purchase; provided, however, that in each case if the Fund has not specified any such dollar amount as the per share minimum Sale Price threshold in the applicable VWAP Purchase Notice for such VWAP Purchase, then the per share minimum Sale Price threshold to be used in such VWAP Purchase shall be such dollar amount equal to the product of (a) the Closing Sale Price of the Common Shares on the Trading Day immediately preceding the Purchase Date for such VWAP Purchase, multiplied by (b) 0.75.
●	"VWAP Purchase Notice" means, with respect to a VWAP Purchase made pursuant to Section 3.1, an irrevocable written notice delivered by the Fund to the Investor, and received by the Investor, after 6:00 a.m., New York City time, and prior to 9:00 a.m., New York City time, on the Purchase Date for such VWAP Purchase, specifying the VWAP Purchase Percentage that shall apply to such VWAP Purchase and whether a Limit Order Continue Election or a Limit Order Discontinue Election shall apply to such VWAP Purchase, and directing the Investor to subscribe for and purchase a specified VWAP Purchase Share Amount (such specified VWAP Purchase Share Amount subject to adjustment as set forth in Section 3.1 as necessary to give effect to the applicable VWAP Purchase Maximum Amount for such VWAP Purchase), at the applicable VWAP Purchase Price therefor on such Purchase Date for such VWAP Purchase in accordance with this Agreement.
●	"VWAP Purchase Period" shall mean, with respect to a VWAP Purchase made pursuant to Section 3.1, the period on the Purchase Date for such VWAP Purchase, beginning at the applicable VWAP Purchase Commencement Time and ending at the applicable VWAP Purchase Ending Time on such Purchase Date for such VWAP Purchase.
●	"VWAP Purchase Price" means, with respect to a VWAP Purchase made pursuant to Section 3.1, the purchase price per Share to be purchased by the Investor in such VWAP Purchase, equal to the product of (i) the Multiplier, multiplied by (ii) the VWAP of the Common Shares for the applicable VWAP Purchase Period on the applicable Purchase Date for such VWAP Purchase; provided, however, that the calculation of the VWAP for the Common Shares for the VWAP Purchase Period for a VWAP Purchase shall exclude each of the following transactions, to the extent they occur during such VWAP Purchase Period (as applicable): (A) the opening or first purchase of Common Shares at or following the official open of such primary (or "regular") trading session that is reported in the consolidated system on such Purchase Date, (B) the last or closing sale of Common Shares at or prior to the official close of such primary (or "regular") trading session that is reported in the consolidated system on such Purchase Date (as applicable), and (C) provided the Fund shall have specified a Limit Order Continue Election in the applicable VWAP Purchase Notice for such VWAP Purchase, all sales of Common Shares on the Trading Market (or on such Eligible Market, as applicable) during such VWAP Purchase Period at a Sale Price that is less than the applicable VWAP Purchase Minimum Price Threshold for such VWAP Purchase.
●	"VWAP Purchase Share Amount" means, with respect to a VWAP Purchase made pursuant to Section 3.1, the total number of Shares to be purchased by the Investor in such VWAP Purchase as specified by the Fund in the applicable VWAP Purchase Notice for such VWAP Purchase, which total number of Shares shall not exceed the VWAP Purchase Maximum Amount applicable to such VWAP Purchase, taking into account the VWAP Purchase Percentage specified by the Fund in the applicable VWAP Purchase Notice for such VWAP Purchase (and such number of Shares specified by the Fund in the applicable VWAP Purchase Notice for such VWAP Purchase shall be subject to automatic adjustment in accordance with Section 3.1 hereof as necessary to give effect to the VWAP Purchase Maximum Amount limitation applicable to such VWAP Purchase, taking into account the VWAP Purchase Percentage specified by the Fund in the applicable VWAP Purchase Notice for such VWAP Purchase, as set forth in this Agreement)."Commencement Date" shall have the meaning assigned to such term in Section 3.1.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Purchase Agreement. All section references in the definitions above refer to the applicable sections of the Purchase Agreement.

USE OF PROCEEDS

This prospectus relates to common shares that may be offered and sold from time to time by the Selling Shareholder. All such common shares will be sold by the Selling Shareholder for its own account, and the Fund will not receive any proceeds from these sales.

The Fund may receive up to $35,000,000 in gross proceeds from the Purchase Agreement from any sales the Fund elects to make to the Selling Shareholders pursuant to the Purchase Agreement. The actual net proceeds, if any, will depend on the frequency and prices at which the Fund sells common shares after the date of this prospectus. See "Plan of Distribution (Conflict of Interest)".

The Fund expects to use any net proceeds from such sales for general corporate purposes, including funding purchases of additional assets in accordance with the Fund’s investment objectives and strategies. The Fund anticipates that with respect to each sale under the Purchase Agreement, it will take less than one month from receipt for it to deploy the net proceeds from such sale, although this timeline may vary depending on the availability of appropriate investment opportunities consistent with its investment objectives and strategies. The Fund’s investment decisions will depend on prevailing market conditions and the opportunities identified by the Adviser and may be adjusted in response to changes in interest rates or the economic and credit environment. The Fund cannot assure investors that it will achieve its targeted investment pace, which may adversely affect its returns. Until the Fund identifies appropriate investments or other uses for such proceeds, the Fund may repay short-term borrowings under reverse repurchase agreements, which the Fund uses to finance many of its investments, or may invest in temporary investments, such as cash, cash equivalents, and high-quality debt instruments; the Fund expects returns on such instruments to be substantially lower than those anticipated from its principal investment strategy. Accordingly, before the Fund has fully deployed the proceeds hereunder in accordance with its investment objectives and strategies, such proceeds are likely to earn only most income, which may not cover the Fund’s expenses during such period.

While the Fund intends to use any net proceeds from sales under the Purchase Agreement as described above, it will have significant flexibility in deploying such proceeds and may use them to acquire assets with which investors may not agree, or that differ from those in which the Fund has historically invested, or for purposes outside the scope described herein.

As of April 10, 2026, the Fund’s asset coverage (as defined in the 1940 Act) with respect to senior securities that are debt was approximately 690%.

THE FUND

The Fund is a non-diversified, closed-end management investment company that has registered as an investment company under the 1940 Act. The Fund’s adviser is Ellington Credit Company Management LLC (the “Adviser”), which serves as the adviser pursuant to the Investment Advisory Agreement. The Investment Advisory Agreement was first approved by the Fund’s Board and then subsequently approved by shareholders at the Special Meeting.

Prior to the Conversion Date, the Fund was not registered under the 1940 Act and was domiciled in Maryland. Specifically: (i) from its inception until January 1, 2024, the Fund operated as a real estate investment trust specializing in RMBS, and (ii) from January 1, 2024 until the Conversion Date, the Fund operated as a taxable C-Corporation while gradually shifting its investment focus away from RMBS and towards corporate CLOs. In connection with this shift in investment focus, the Company rebranded as Ellington Credit Company (from Ellington Residential Mortgage REIT).

On the Conversion Date, the Investment Advisory Agreement was executed and became effective, and the Fund became a Delaware statutory trust and registered closed-end investment company under the 1940 Act (such actions, collectively, the “Conversion”). The Fund intends to elect to be treated, and intends to qualify annually, as a RIC under the Code. To facilitate this qualification, the Fund requested and received IRS approval to change its tax year to end on the day prior to the Conversion Date (March 31). As a RIC, the Fund expects generally not to be subject to corporate income tax. See “U.S. Federal Income Tax Matters” for more information.

The Fund’s primary investment objectives are to generate attractive current yields and risk-adjusted total returns for its shareholders. The Fund seeks to achieve its investment objective by investing primarily in the mezzanine debt and equity tranches of CLOs, which are securitizations that are collateralized primarily by corporate credit assets. These corporate credit assets are predominantly non-investment grade, first lien, senior secured corporate bank loans, although many CLOs may allocate a portion of their portfolios (typically below ten percent) to other corporate credit assets, such as second lien or unsecured loans and secured or unsecured corporate bonds.

While a CLO’s collateral pool technically serves as collateral for all debt tranches issued by the CLO, the more junior tranches (including the mezzanine debt tranches) only have a subordinated claim on such collateral. Meanwhile, the equity tranche’s claim on such collateral is unsecured and subordinated to all other tranches of the CLO; in each period, the equity tranche is generally only entitled to the residual cash flows (if any) from the collateral after the debt tranches have received their required interest and principal payments for such period.

For a further discussion of the Fund’s principal investment strategies, see “Investment Objective, Opportunities and Principal Strategies.” There can be no assurance that the Fund will achieve its investment objective.

The Fund’s investment adviser is Ellington Credit Company Management LLC. See “The Adviser.” Responsibility for monitoring and overseeing the Fund’s investment program, management and operation is vested in the individuals who serve on the Board. The principal office of the Fund is located at 53 Forest Avenue, Suite 301, Old Greenwich, CT 06870 and its telephone number is (203) 698-1200.

INVESTMENT OBJECTIVE, OPPORTUNITIES AND PRINCIPAL STRATEGIES

Investment Objective

The Fund’s primary investment objectives are to generate attractive current yields and risk-adjusted total returns for its shareholders.

Investment Opportunities and Strategies

“Names Rule” Policy

In accordance with the requirements of the 1940 Act, the Fund has adopted a policy to invest at least 80% of its assets in the particular type of investments suggested by its name. Accordingly, under normal circumstances, the Fund invests at least 80% of the aggregate of its net assets and borrowings for investment purposes in credit and credit-related instruments. For purposes of this policy, the Fund considers credit and credit-related instruments to include, without limitation: (i) equity and debt tranches of CLOs, LAFs and securities issued by other securitization vehicles, such as CBOs; (ii) secured and unsecured floating-rate and fixed rate loans; (iii) investments in corporate debt obligations, including bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal; (iv) debt instruments issued by governments, their agencies, instrumentalities, and central banks; (v) commercial paper and short-term notes; (vi) convertible debt securities; (vii) certificates of deposit, bankers’ acceptances and time deposits; (viii) certain preferred equity investments, especially those with dividend rates that are either fixed or float based on market interest rates; and (ix) other credit-related instruments. Corporate debt and equity assets may be acquired in conjunction with the liquidations of CLOs (whether CLOs in which the Fund already holds investments, or other CLOs), as well as on an outright basis, although they are not currently a core focus of the Fund’s investment strategy.

The Fund’s investments in other investment companies, and other instruments designed to obtain indirect exposure to credit and credit-related instruments will also be counted towards its 80% investment policy to the extent that such instruments have similar economic characteristics to the investments included within that policy. Derivatives instruments used by the Fund will be counted toward the Fund’s 80% investment policy to the extent the derivatives instruments provide investment exposure to investments included within that policy or to one or more of the market risk factors associated with investments included in that policy. The 80% policy with respect to investments in credit and credit-related instruments is not fundamental and may be changed by the Board without prior approval of shareholders. Shareholders will be provided with sixty (60) days’ notice in the manner prescribed by the SEC before making any change to this policy.

Additional Information on the Structure of CLOs

The terms and covenants governing a typical CLO are, with certain exceptions, based primarily on the cash flow generated by, and the par value (as opposed to the market price or fair value) of, the collateral.

CLOs typically have two priority-of-payment schedules (commonly called “waterfalls”), which are detailed in a CLO’s indenture and govern how cash generated from a CLO’s underlying collateral is distributed to the CLO’s debt and equity investors.

First, the “interest waterfall” applies to interest payments received on a CLO’s underlying collateral. Subject to compliance with certain tests as set forth in the interest waterfall, the CLO’s equity tranche is entitled to receive any excess interest available after the required regular interest payments to CLO debt investors are made and certain CLO fees and expenses (such as administration and collateral management fees) are paid. To the extent that any of these compliance tests (such as overcollateralization and/or interest coverage tests) are breached, cash flows could be diverted away from CLO mezzanine debt and equity tranches in favor of the more senior CLO debt tranches until and unless such breaches are cured.

Second, the “principal waterfall” applies to cash flow received from the return of principal on the underlying collateral, primarily through loan repayments and proceeds from loan sales. During the CLO’s Reinvestment Period, this principal cash flow is typically used to purchase new assets, whereas after the Reinvestment Period, it is typically used to pay down CLO debt tranches sequentially based on relative seniority.

A CLO’s indenture typically requires that the CLO Collateral Manager only purchase assets for such CLO with maturity dates (which for a senior secured loan are typically five to eight years from the loan issuance date) that are shorter than the maturity date of the CLO’s liabilities (which are typically 12 to 13 years from the CLO issuance date). Subject to the covenants set forth in the indenture, a CLO Collateral Manager is able to trade an underlying CLO’s assets and reinvest proceeds from the sales or repayments of CLO assets. As a result, CLO investors can face significant reinvestment risk with respect to a CLO’s underlying portfolio. Furthermore, in addition to the risk that underlying CLO assets may prepay, debt investors in most CLO transactions are subject to additional prepayment risk in that the holders of a majority of the equity tranche can direct a call or refinancing of a CLO, which could cause the CLO’s outstanding CLO debt securities to be repaid at a sub-optimal time.

Overview of Senior Secured Corporate Loans

Senior secured corporate loans hold or, in some instances, share the seniormost position in a corporate borrower’s capital structure. Broadly syndicated senior secured corporate loans, which serve as the vast majority of the collateral backing CLOs, are typically originated and structured by banks on behalf of corporate borrowers. These loans are issued to raise proceeds for a variety of corporate purposes, including leveraged buyout transactions (LBOs), mergers and acquisitions (M&A), stock repurchases, recapitalizations, refinancings, capital expenditures, and internal growth. Broadly syndicated senior secured corporate loans are typically acquired by investors through both primary bank syndications and in the secondary market. These loans are owned by a broad group of investors, including CLOs, loan and high-yield bond registered funds, loan separate accounts, banks, insurance companies, and hedge funds. Senior secured corporate loans are typically floating-rate instruments that make regular interest payments based on a spread over a given index. In most cases, a senior secured corporate loan will be secured by specific collateral of the issuer.

A senior secured corporate loan is generally negotiated between a borrower and several lenders represented by one or more lenders acting as agent for all the lenders. The agent is responsible for negotiating the loan credit agreement that establishes the terms and conditions of the senior secured loan, including the rights of the borrower and the lenders. Senior secured corporate loans can have covenants, which may include mandatory prepayments out of excess cash flows (“cash flow sweeps”), restrictions on dividend payments, the maintenance of minimum financial ratios, limits on indebtedness, and financial tests. A breach of these covenants generally constitutes an event of default which, if not waived by the lenders, may give lenders the right to accelerate principal and interest payments on a given loan. Other senior secured corporate loans may be issued with less restrictive covenants. These loans are often characterized as “covenant-lite”. In a typical “covenant-lite” loan, the covenants that require the borrower to maintain certain financial ratios on an ongoing basis are eliminated altogether, and the lenders can only rely on covenants that restrict a company from “incurring” or actively engaging certain action. As an example, a covenant that only restricts a company from incurring new debt cannot be violated simply by a deteriorating financial condition; the company would need to take affirmative action to breach such a covenant.

Access to Ellington’s Expertise

In conducting its investment activities, the Fund believes that it will benefit from the scale and resources of Ellington and its affiliates. The Fund is served by Ellington’s longstanding experience providing portfolio management, risk management, research, fund operations, compliance, and accounting services to its clients.

Portfolio Composition

The Fund’s portfolio consists of the following types of investments:

Collateralized Loan Obligations

The Fund’s investment portfolio consists primarily of investments in the mezzanine debt and equity tranches of CLOs, which are securitizations that are collateralized primarily by underlying corporate credit assets. These corporate credit assets are predominantly non-investment grade, first lien, senior secured corporate bank loans, although many CLOs may allocate a portion of their portfolios (typically below ten percent) to other corporate credit assets, such as second lien or unsecured loans and/or secured or unsecured corporate bonds.

CLOs are generally required to hold a portfolio of assets that is highly diversified by underlying borrower and industry and that is subject to a variety of asset concentration limitations. By focusing its investments primarily in CLOs, the Fund believes that it correspondingly diversifies its industry-related exposures and avoids undue exposure to specific economic themes, such as the possible disruptions and imbalances arising from advances in, and the growing significance of, artificial intelligence.

While a CLO’s collateral pool technically serves as collateral for all debt tranches issued by the CLO, the more junior tranches (including the mezzanine debt tranches) only have a subordinated claim on such collateral. Meanwhile, the equity tranche’s claim on such collateral is unsecured and subordinated to all other tranches of the CLO; in each period, the equity tranche is generally only entitled to the residual cash flows (if any) from the collateral after the debt tranches have received their required interest and principal payments for such period. The CLO equity securities in which the Fund invests have capital structures that are highly leveraged, with debt-to-equity ratios typically ranging from eight to sixteen times, which magnifies the Fund’s risk of loss on such investments.

Each CLO is structured as multiple tranches which offer investors varying degrees of credit risk, maturity and yield characteristics. CLO tranches are typically categorized as either senior debt, mezzanine debt, or subordinated/equity according to their relative seniority, payment priority and degree of risk. If the collateral underlying a given CLO defaults or otherwise underperforms, scheduled payments to senior tranches of such CLO securitization take precedence over those of more junior tranches, such as mezzanine debt and equity tranches, which are the focus of the Fund’s investment strategy. The CLO securities, including the mezzanine debt and equity tranches, in which the Fund typically invests, are unrated or rated below investment grade and are hence considered speculative with respect to timely payment of interest and repayment of principal. While the majority of the CLO tranches in which the Fund invests are U.S. dollar-denominated, the Fund also invests in CLO tranches denominated in other currencies, typically Euros. When investing in a CLO tranche in a foreign currency, the Fund’s primary objective is generating attractive risk-adjusted returns in that currency, as opposed to profiting from currency movements. Accordingly, the Fund typically attempts to hedge its foreign currency risk associated with these investments.

Most CLOs are non-static, revolving structures that generally allow for reinvestment of capital by an external manager (the “CLO Collateral Manager”) over a pre-specified period (the “Reinvestment Period”), typically up to five years from issuance. The terms and covenants governing a typical CLO are, with certain exceptions, based primarily on the cash flow generated by, and the par value (as opposed to the market price or fair value) of, the collateral.

A CLO finances its initial purchase of a portfolio of assets via the issuance of CLO debt and equity tranches, with the debt tranches typically carrying floating-rate coupons. CLO debt tranches typically carry ratings at issuance ranging from “AAA” (or its equivalent) at the most senior level to “BB-” or “B-” (or its equivalent), which are below investment grade, at the junior level by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) and/or Fitch Ratings, Inc. (“Fitch”). The coupon on CLO debt tranches is typically lowest at the AAA-level and generally increases at each level down the ratings scale. CLO equity tranches are unrated, and at issuance typically represent approximately 6% to 11% of a CLO’s capital structure. The diagram below is for illustrative purposes only and is intended to depict the general structure of a typical CLO. Some CLOs also include a B-rated debt tranche (in which the Fund may invest), and the structure of CLOs in which the Fund invests may otherwise vary from this example. The left column represents the CLO’s assets, which support the liabilities and equity in the right column. The right column shows the various classes of debt and equity issued by the CLO in order of seniority as to relative rights to receive payments from the assets. The ranges appearing directly below the rating of each class represent the percentages that such classes typically comprise, at issuance, of the overall “capital structure” (i.e., total debt and equity issued by the CLO).

Figure 1: Typical CLO “Balance Sheet” (Assets vs. Liabilities)

CLOs typically have two priority-of-payment schedules (commonly called “waterfalls”), which are detailed in a CLO’s indenture and govern how cash generated from a CLO’s underlying collateral is distributed to the CLO’s debt and equity tranches.

First, the “interest waterfall” applies to interest payments received on a CLO’s underlying collateral. Subject to compliance with certain tests as set forth in the interest waterfall, the CLO’s equity tranche is entitled to receive any excess interest available after the required regular interest payments to CLO debt investors are made and certain CLO fees and expenses (such as administration and collateral management fees) are paid. To the extent that any of these compliance tests (such as overcollateralization and/or interest coverage tests) are breached, cash flows could be diverted away from CLO mezzanine debt and equity tranches in favor of the more senior CLO debt tranches until and unless such breaches are cured.

Second, the “principal waterfall” applies to cash flow received from the return of principal on the underlying collateral, primarily through loan repayments and proceeds from loan sales. During the CLO’s Reinvestment Period, this principal cash flow is typically used to purchase new assets, whereas after the Reinvestment Period, it is typically used to pay down CLO debt tranches sequentially based on relative seniority.

A CLO’s indenture typically requires that the CLO Collateral Manager only purchase assets for such CLO with maturity dates (which for a senior secured loan are typically five to eight years from the loan issuance date) that are shorter than the maturity date of the CLO’s liabilities (which are typically 12 to 13 years from the CLO issuance date). Subject to the covenants set forth in the indenture, a CLO Collateral Manager is able to trade an underlying CLO’s assets and reinvest proceeds from the sales or repayments of CLO assets. As a result, CLO investors can face significant reinvestment risk with respect to a CLO’s underlying portfolio. Furthermore, in addition to the risk that underlying CLO assets may prepay, debt investors in most CLO transactions are subject to additional prepayment risk in that the holders of a majority of the equity tranche can direct a call or refinancing of a CLO, which could cause the CLO’s outstanding CLO debt securities to be repaid at a sub-optimal time.

Other Investments

As part of its investment strategy, the Fund may also invest in other related securities and instruments that the Adviser believes are consistent with its investment objectives, including senior debt tranches of CLOs; loan accumulation facilities (“LAFs” or “warehouses”); corporate loans (including, but not limited to, loans that ultimately may serve as collateral for CLOs); and securities issued by other securitization vehicles, such as collateralized bond obligations (“CBOs”).

Loan Accumulation Facilities. LAFs are vehicles that acquire corporate loans and other similar corporate credit-related assets in anticipation of ultimately collateralizing a CLO transaction. LAFs receive debt financing from the “LAF provider”, which is generally the investment bank expected to ultimately serve as the arranger on the ultimate CLO transaction. The equity capital provided by the LAF investors, combined with the debt financing provided by the LAF provider, is used by the LAF to acquire corporate loans and other similar corporate credit-related assets that are expected to collateralize the ultimate CLO transaction. This period of accumulating assets, known as the “warehouse period,” terminates when the ultimate CLO transaction closes, whereupon the vehicle repays the debt financing using the proceeds from the sale of the CLO debt and equity securities.

The debt financing provided to LAFs typically carry maturities ranging from one to two years (subject to potential extension). Notwithstanding these longer maturities, the Fund’s investments in LAFs are generally expected to last from one to three months, as the Fund would typically invest in the LAF after the debt tranches of the related CLO have been priced (with such investments typically being referred to as “price-to-close” LAF investments). Typically, the Fund commits a specified amount of equity capital to the LAF, and the LAF draws down this equity capital over time as it acquires assets, with leverage in the LAF generally maintained between four and six times. During this commitment period, the debt financing provided by the LAF provider typically bears interest at a floating rate with a specified margin over a benchmark rate such as the Secured Overnight Financing Rate (“SOFR”). The LAF investors primarily earn the difference between the interest earned on the accumulated assets and the interest paid to the LAF provider.

While LAF investors (including the Fund) generally expect to invest in the equity tranche of the ultimate CLO transaction (assuming it is launched), they are not contractually required to do so. In cases where the CLO is not ultimately launched, the LAF is generally unwound and the accumulated assets liquidated. In such cases, LAF investors would receive the excess, if any, of the proceeds from the sale of the LAF’s assets over the unpaid principal balance of the debt financing, in addition to any interest differential described above.

Collateralized Bond Obligations. A collateralized bond obligation (“CBO”) is a form of securitization that is similar to a CLO but is primarily backed by high yield corporate bonds (as opposed to almost entirely senior secured corporate loans). As with CLOs, CBOs typically issue various tranches carrying different degrees of credit risk and payment priority. Higher-rated tranches have greater degrees of insulation from collateral deterioration and lower coupons, whereas lower-rated tranches, with greater credit risk and lower payment priority, have higher coupons. CBOs enjoy structural advantages similar to those of CLOs, including collateral coverage/overcollateralization tests, interest coverage tests, and collateral quality tests. CBOs also have similar priority-of-payment structures to CLOs. In contrast to CLOs, CBO debt tranches typically carry fixed rate coupons, as their underlying assets are typically fixed rate in nature. CBOs are typically less levered than traditional CLOs as a result of their differentiated collateral, for which debt investors demand higher credit enhancement.

Derivatives Transactions. The Fund may engage in Derivative Transactions from time to time. To the extent the Fund engages in Derivative Transactions, the Fund expects to do so to hedge against interest rate, credit, credit spread widening, currency and/or other risks, or for other risk management or investment purposes, including to accommodate additional investments. The Fund may use Derivative Transactions for investment purposes to the extent consistent with its investment objectives if the Adviser deems it appropriate to do so. The Fund may purchase and sell a variety of derivative instruments, including exchange-listed and OTC options, futures, options on futures, swaps and similar instruments, various interest rate-related products, such as fixed-to-floating interest rate swaps, caps, floors or collars, and credit transactions and credit default swaps. The Fund also may purchase and sell derivative instruments that combine features of these instruments. The use of Derivative Transactions, if any, will generally be deemed to create leverage for the Fund and involves significant risks. No assurance can be given that the strategy and use of derivatives will be successful, and the Fund’s investment performance could diminish compared with what it would have been if Derivative Transactions were not used.

As required by the Derivatives Rule, funds that engage in derivatives transactions, other than “limited derivatives users” (as defined under the Derivatives Rule), generally must adopt and implement a Derivatives Risk Management Program that is reasonably designed to manage the Fund’s derivatives risks, while taking into account the Fund’s derivatives and other investments. The Derivatives Rule mandates that the fund adopt and/or implement: (i) VaR; (ii) a written derivatives risk management program; (iii) Board oversight responsibilities; and (iv) reporting and recordkeeping requirements. The Fund has adopted and implemented a Derivatives Risk Management Program. However, the Fund may elect in the future, without notice to shareholders, to operate as a “limited derivatives user,” in which case it would no longer be required to maintain its Derivatives Risk Management Program.

Investment Process

Ellington’s CLO investment process typically includes several components, such as (i) sourcing and trading, (ii) due diligence (which may include an assessment of collateral, documentation, CLO Collateral Manager, and/or structure), (iii) stress sensitivity and technical model analyses, and (iv) investment monitoring. There can be no assurance that any particular component will be used for every investment or that the investment process will achieve its intended results.

Sourcing and Trading

Ellington and its investment team have longstanding and deep experience investing and trading in the CLO market and in structured products more broadly, providing it with access to a wide range of market opportunities. The Fund’s investment team identifies investment and trading opportunities through a network of dealer, investor, and manager relationships that it has developed over time. Ellington intends to evaluate investment and trading opportunities across a range of CLO vehicles, managers, and vintages.

At the current time, the Fund only intends to invest in CLOs (or LAFs) that are managed by third parties, i.e., it does not expect to invest in CLOs (or LAFs) that are managed by the Adviser or its affiliates. However, the Fund’s intentions in this regard may change at any time, without notice to shareholders, provided that any such investment will be made in a manner consistent with the provisions of the 1940 Act.

Nevertheless, when negotiating an investment in a CLO (or LAF) that is in the process of being formed, even if such CLO (or LAF) will be managed by third parties, the Fund’s investment team may be able to negotiate certain structural terms of the CLO (or LAF) as a condition of its investment. In addition, in situations where the Fund’s participation in a LAF culminates in the issuance of a new CLO, the Fund will typically be offered the ability to purchase some of the newly issued CLO tranches, and in some of these cases the Fund’s investment team may be able to negotiate some of the terms of the CLO, including certain structural terms.

Due Diligence

The following are examples of the components of the investment team’s due diligence process on a CLO transaction. The investment team has broad authority as to which of these components are performed with respect to any given investment or proposed investment. As a result, there can be no assurance that the investment team will perform each of the below-listed components on any particular investment that the Fund makes.

●	Review of the CLO’s underlying loan portfolio

○	Review of portfolio-level metrics and characteristics, such as:

■	Market prices and coupon spreads

■	Credit ratings and weighted average lives

■	Liquidity (as measured by asset bid depth and facility size)

■	CLO-level exposures to specific industries and to lower-priced or lower-rated assets

○	Identification of specific underlying assets for further review, including:

■	In-depth analysis by Ellington’s internal credit analysts

■	Consultation with third-party collateral managers

■	Application of valuation adjustments based on internal and external insights

●	Review of CLO deal documentation, including:

○	Priorities of payment (waterfalls)

○	Reinvestment flexibility

○	Cash flow tests and triggers

○	Asset concentration limits

○	Deal redemption language (e.g., call, refinance, and reset provisions)

○	Favorability of specific terms under varying market conditions

○	Structural features, such as:

■	Overcollateralization test cushion

■	Interest diversion test cushion

■	Equity NAV

■	Deal excess spread / net interest margin

■	Leverage levels

○	Other key provisions

●	Assessment of historical CLO performance, including:

○	Collateral quality tests

○	Coverage ratio compliance

●	Analysis of results of model analyses and stress sensitivities (see “Stress Sensitivity and Technical Model Analyses” below, for additional detail)

●	Evaluation of CLO Collateral Manager, including:

○	Overall performance and market reputation

○	Secondary market liquidity of the CLO’s tranches

○	Historical equity distributions and internal rates of return (IRRs)

○	Quality of underlying portfolios

○	Effectiveness in building or maintaining portfolio par over time

●	Comparison of the investment’s value proposition relative to other available opportunities

●	Engagement and ongoing assessment, including:

○	Conducting update calls and meetings with CLO Collateral Managers

○	Reviewing CLO Collateral Managers’ trading strategies, market outlooks, and positioning

○	Integrating historical performance data and qualitative insights into the overall investment evaluation

○	See also “Investment Monitoring” below

Stress Sensitivity and Technical Model Analyses

In addition to reviewing a given CLO’s collateral, documentation, CLO Collateral Manager, and structure, the investment team may conduct sensitivity analyses to evaluate how a CLO tranche could perform under different credit stress scenarios. These analyses may consider several factors, including loan prices, spreads, maturities, default rates, prepayment rates, and recovery rates to estimate potential cashflows and performance across different market conditions. Scenarios may include historical macroeconomic shocks as well as hypothetical market environments. Individual assets within a CLO may be analyzed and various factors may be considered across each scenario, including how deal tests, cashflows, and triggers are projected to evolve over time, as well as projected credit spreads, yields, tranche weighted average lives (WALs) and credit spread durations. This analysis typically includes the assessment of the potential return profiles across different scenarios.

In addition to cashflow analyses, the investment team may utilize technical models to assess a CLO tranche relative to other corporate credit investments, including other CLO tranches. This relative value analysis may take into account various factors, including fundamental credit considerations and mark-to-market risk information.

Investment Monitoring

To help inform decisions regarding whether to retain or divest the Fund’s investments, the investment team employs a monitoring process, as follows:

Portfolio-level reports are generated regularly by the investment team and the Risk Oversight Group related to the Fund’s investments. These reports incorporate a combination of third-party data and analytical tools to assess various factors related to the Fund’s CLO holdings.

Given that CLOs are typically actively managed vehicles prior to the end of their Reinvestment Periods, the CLO investment team may attempt to engage in discussions with CLO Collateral Managers to monitor developments in the deal portfolios. If available, the investment team may also review monthly and quarterly reports from CLO trustees, which contain information on CLO portfolio composition and structural changes.

The investment team uses a variety of additional resources to monitor the underlying collateral exposures of the Fund’s investments. The investment team seeks to limit specific, key concentrations in the loans underlying the Fund’s portfolio, such as concentrations in loan issuers, loan sectors/industries, loan maturities, collateral types, and perceived trading liquidity. The investment team also seeks to limit exposure to any one CLO collateral manager, as well to any one CLO tranche. The foregoing concentration limits are typically tested at trade time, monitored periodically through a series of reports generated by the Adviser, and, to the extent possible and applicable, discussed during meetings between the Fund’s investment team and such CLO collateral managers.

The Fund, in connection with managing its derivatives risks under the Derivatives Risk Management Program, conducts daily testing of interest rate risks on its portfolio. For example, the Fund conducts periodic tests that: (i) measure the impact of parallel upward and downward shifts in the interest rate yield curve, on both the Fund’s derivatives portfolio specifically and the Fund’s net asset value overall, and (ii) project changes in the Fund’s net liquidity as a result of variation margin increases due to changes in interest rates. Given that the Fund’s assets will primarily consist of floating rate instruments, the Fund intends to engage in Derivatives Transactions that it believes will mitigate the interest rate mismatch triggered by the issuance of fixed rate Notes pursuant to this offering. See “Risks Related to the Fund’s Financing, Hedging, and Derivatives Activities” for more detail on the risks associated with the Fund’s derivatives transactions and hedging program.

The Fund may choose to exit investments for a variety of reasons, which could include changes in market value of the CLO, changes in market conditions, changes in collateral quality or coverage tests, collateral manager performance, changes in the Fund’s view of the market, the Fund’s liquidity needs, to maintain compliance with 1940 Act or RIC-related tests, trading opportunities, or to rotate into what it perceives to be more attractive investment opportunities.

Staffing

The Fund does not currently have any employees. The Adviser manages the Fund’s day-to-day investment operations.

The Fund will reimburse the Administrator for its allocable portion of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing administrative functions, and the compensation of its Chief Financial Officer, Chief Operating Officer, and any administrative support staff, including accounting personnel. See “The Adviser and the Administrator—The Administration Agreement.” The Fund will also pay indirectly the costs associated with the functions performed by its Chief Compliance Officer under the terms of an agreement between the Fund and Vigilant.

Legal Proceedings

As of the date of this prospectus, neither the Fund, the Adviser, nor the Administrator were subject to any pending legal proceedings that they considered material.

THE ADVISER AND THE ADMINISTRATOR

Its Board is responsible for the overall management and supervision of its business and affairs, including the appointment of the adviser, administrators, and third-party service providers.

The Investment Advisory Agreement

Pursuant to the Investment Advisory Agreement, its Board has appointed Ellington Credit Company Management LLC, a Delaware limited lability company (the “Adviser”), as the Fund’s investment adviser. The Adviser is registered as an investment adviser with the SEC under the Advisers Act. The Adviser is an affiliate of Ellington Management Group, L.L.C. (“EMG” and, together with the Adviser, “Ellington”), a global investment firm and an SEC-registered investment adviser. EMG was founded in 1994, and as of September 30, 2025, has over 170 employees, including over 60 investment professionals, and has approximately $18.2 billion in assets under management.

Subject to the overall supervision of its Board, the Adviser manages the day-to-day operations of, and provides investment advisory and management services to, the Fund. Under the terms of its Investment Advisory Agreement, the Adviser:

●	Determines the composition of the portfolio of the Fund, the nature and timing of the changes therein and the manner of implementing such changes;

●	Identifies, evaluates and negotiates the structure of the investments made by the Fund;

●	Closes, monitors and services the Fund’s investments;

●	Determines the securities and other assets that the Fund will purchase, retain, or sell; and

●	Provides the Fund with such other investment advisory, research and related services as the Fund may, from time to time, reasonably require for the investment of its funds.

The Adviser’s services under the Investment Advisory Agreement are not exclusive, and both it and its members, officers and employees are free to furnish similar services to other entities so long as its services to the Fund are not impaired. See “Conflicts of Interest.”

Management Fees

Pursuant to the Investment Advisory Agreement, the Fund has agreed to pay the Adviser fees for investment advisory and management services, which consist of two components — a base management fee and a performance fee.

Base Management Fee

The “Base Management Fee” that the Fund pays to the Adviser with respect to each fiscal quarter is equal to the product of 0.375% (i.e., 1.50% per annum) and the Fund’s “Net Asset Value,” which is equal to the total assets of the Fund minus its total liabilities, as of the end of such fiscal quarter. The Base Management Fee is prorated for partial quarterly periods based on the number of days in such partial period compared to a 90-day quarter and is calculated and payable quarterly in arrears.

Performance Fee

The Fund pays to the Adviser a “Performance Fee,” calculated and payable quarterly in arrears based upon the Fund’s “Pre-Performance Fee Net Investment Income” with respect to each fiscal quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s common equity, equal to 2.00% per quarter (i.e., 8.00% per annum), and is subject to a “catch-up” feature.

Specifically:

●	If the Fund’s Pre-Performance Fee Net Investment Income for a fiscal quarter does not exceed the Hurdle Amount (as defined below) for such quarter, then no Performance Fee is payable to the Adviser with respect to such quarter;

●	If the Fund’s Pre-Performance Fee Net Investment Income for a fiscal quarter exceeds the Hurdle Amount for such quarter but is less than or equal to 121.21% of the Hurdle Amount, then 100% of the portion of the Fund’s Pre-Performance Fee Net Investment Income that exceeds the Hurdle Amount (the “Catch-Up”) is payable to the Adviser as the Performance Fee with respect to such quarter;

○	Therefore, once the Fund’s Pre-Performance Fee Net Investment Income for such quarter exactly reaches 121.21% of the Hurdle Amount, the Adviser will have accrued a Performance Fee with respect to such quarter that is exactly equal to 17.5% of the Pre-Performance Fee Net Investment Income (because 21.21% of the Hurdle Amount (which is the Pre-Performance Fee Net Investment Income captured by the Adviser during the Catch-Up phase) is equal to 17.5% of 121.21% of the Hurdle Amount (which is the entire Pre-Performance Fee Net Investment Income at the end of the Catch-Up phase)); and

●	If the Fund’s Pre-Performance Fee Net Investment Income for a fiscal quarter exceeds 121.21% of the Hurdle Amount for such quarter, then 17.5% of the Fund’s Pre-Performance Fee Net Investment Income is payable to the Adviser as the Performance Fee with respect to such quarter.

With respect to the Performance Fee, there will be no accumulation of the Hurdle Amount from quarter to quarter, no claw back of amounts previously paid if the Pre-Performance Fee Net Investment Income in any subsequent quarter is below the Hurdle Amount for such subsequent quarter, and no delay or adjustment of payment if the Pre-Performance Fee Net Investment Income in any prior quarter was below the Hurdle Amount for such prior quarter.

For these purposes, the following definitions are applicable:

“Hurdle Amount” for any fiscal quarter means the result obtained by multiplying the Net Asset Value of Common Equity at the end of the immediately preceding fiscal quarter by the Hurdle Rate. The Hurdle Amount will be appropriately adjusted for any common share issuances or repurchases during the fiscal quarter.

“Hurdle Rate” means 2.00% per quarter, or 8.00% per annum. The Hurdle Rate will be appropriately prorated for partial quarterly periods based on the number of days in such partial period compared to a 90-day quarter.

“Net Asset Value” means the figure that is equal to the total assets of the Fund minus its total liabilities.

“Net Asset Value of Common Equity” means the portion of Net Asset Value attributable to common equity.

“Pre-Performance Fee Net Investment Income” for any fiscal quarter means interest income (including accretions of discounts, amortization of premiums, and payment-in-kind income), dividend income, and any other income (including any fee income) earned or accrued by the Fund during such fiscal quarter, minus the Fund’s operating expenses for such quarter (which, for this purpose, will not include any litigation-related expenses, any extraordinary expenses, or Performance Fee). Pre-Performance Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. For purposes of computing Pre-Performance Fee Net Investment Income, the calculation methodology will look through total return swaps as if the Fund owned the referenced assets directly. As a result, Pre-Performance Fee Net Investment Income includes net interest (whether positive or negative) associated with a total return swap, which is the difference between (a) the interest income and transaction fees related to the reference assets and (b) all interest and other expenses paid by the Fund to the total return swap counterparty. In the case of an interest rate swap, Pre-Performance Fee Net Investment Income includes the net payments and net accruals of periodic payments.

The “catch-up” provision is intended to provide the Adviser with a performance fee of 17.5% on all of the Fund’s Pre-Performance Fee Net Investment Income when the Fund’s Pre-Performance Fee Net Investment Income reaches 2.424% of Net Asset Value of Common Equity in a quarter.

The Adviser is obligated to pay expenses associated with providing the investment services stated in the Investment Advisory Agreement, including compensation of and office space for its officers and employees connected with research, trading and investment management of the Fund.

The Performance Fee is based on the Fund’s Pre-Performance Fee Net Investment Income, without considering any realized or unrealized gains or losses on its investments. As a result, (i) for quarters in which a Performance Fee is payable, such Performance Fee will exceed 17.5% of the Fund’s GAAP net income if the Fund generated net realized and unrealized losses on its investments during such quarter, (ii) the Adviser could earn a Performance Fee for fiscal quarters during which the Fund generates a GAAP net loss, and (iii) given the Performance Fee, the Adviser might be incentivized to manage its portfolio using higher risk assets, using assets with deferred interest features, or using more financial leverage through indebtedness (subject to the applicable 1940 Act restrictions), to generate more income, both of which could result in higher investment losses, especially during economic downturns.

The Performance Fee is calculated quarterly, treating each quarter in isolation. As a result, the Hurdle Amount does not accumulate from quarter to quarter, and decreases in the Fund’s Net Asset Value of Common Equity, such as those due to unrealized losses, will reduce the Hurdle Amount, potentially making it easier for the Adviser to earn a Performance Fee. The Fund will not have the ability to claw back, delay, or adjust the payment of any Performance Fee based on financial results in prior or subsequent quarters. In addition, over a series of quarters, if the Fund’s Pre-Performance Fee Net Investment Income is positive in some quarters but negative in others, it is likely, when viewing the series of quarters as a whole, for the aggregate Performance Fee payable to the Adviser to exceed 17.5% of the Fund’s aggregate Pre-Performance Fee Net Investment Income. There is also a conflict of interest related to management’s involvement in many accounting determinations (including but not limited to valuations and calculations of interest income) that can affect the Fund’s Performance Fee.

The following is a graphical representation of the calculation of the Performance Fee:

These calculations will be appropriately prorated for any period of less than three months.

Examples of the Quarterly Performance Fee:

Alternative 1: No Performance Fee is Earned

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.80%

Hurdle rate(1) = 2.00%

Management fee(2) = 0.375%

Other operating expenses (legal, accounting, custodian, transfer agent, etc.) = 0.20%

Pre-performance fee net investment income

(investment income–(management fee + other expenses)) = 1.225%

Because the pre-performance fee net investment income of 1.225% does not exceed the hurdle rate of 2.00%, no performance fee is earned

Alternative 2: Performance Fee Earned – Catch-Up Not Exceeded

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.70%

Hurdle rate(1) = 2.00%

Management fee(2) = 0.375%

Other operating expenses (legal, accounting, custodian, transfer agent, etc.) = 0.20%

Pre-performance fee net investment income

(investment income–(management fee + other expenses)) = 2.125%

Performance fee = 100% × pre-performance fee net investment income in excess of the hurdle rate of 2.00% but is less than 2.424% (i.e., the “catch-up”(3))

= 100% × (2.125%–2.00%)

= 0.125% performance fee earned

Alternative 3: Performance Fee Earned – Catch-Up Exceeded

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.50%

Hurdle rate(1) = 2.00%

Management fee(2) = 0.375%

Other operating expenses (legal, accounting, custodian, transfer agent, etc.) = 0.20%

Pre-performance fee net investment income

(investment income–(management fee + other expenses)) = 2.925%

Performance fee = 17.5% × pre-performance fee net investment income, subject to “catch-up”(3)

Performance fee = 100% × “catch-up” + (17.5% × (pre-performance fee net investment income–2.424%))

Catch-up = 2.424%–2.00%

= 0.424%

Performance fee = (100% × 0.424%) + (17.5% × (2.925%–2.424%))

= 0.424% + (17.5% × 0.501%)

= 0.424% + 0.088%

= 0.512% performance fee earned

(1)	Represents 8% annualized Hurdle Rate.

(2)	Represents 1.50% annualized Base Management Fee.

(3)	The “catch-up” provision is intended to provide the Adviser with a performance fee of 17.5% on all of the Fund’s Pre-Performance Fee Net Investment Income when the Fund’s Pre-Performance Fee Net Investment Income reaches 2.424% of Net Asset Value of Common Equity in a quarter.

Board Approval of the Investment Advisory Agreement

On August 13, 2024, the Board, including a majority of the trustees who are not “interested persons” as defined in the 1940 Act (the “Independent Trustees” and, those trustees who are “interested persons,” the “Interested Trustees”), approved the Investment Advisory Agreement, subject to shareholder approval, which was obtained at the Special Meeting. At the Special Meeting, the Fund’s shareholders voted in favor of the Investment Advisory Agreement and related matters enabling the Fund to complete the Conversion. The Investment Advisory Agreement was executed on the Conversion Date. The Board weighed a number of factors in reaching its decision to approve the Investment Advisory Agreement, including (1) the nature, extent, and quality of services to be provided by the Adviser; (2) the fees payable and expenses reimbursable to the Adviser under the terms of the Investment Advisory Agreement; (3) the Adviser’s projected profitability in advising the Fund and the estimated cost of services to be provided; (4) the extent to which economies of scale would be realized as the Fund grows; and (5) any ancillary or “fall-out” benefits received by the Adviser or its affiliates as a result of its relationship with the Fund. In approving the Investment Advisory Agreement, the Board also considered the investment history and experience of the Adviser and EMG. A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement is available in the Fund’s definitive proxy statement on Schedule 14A for the Special Meeting, filed with the SEC on December 19, 2024, which is incorporated herein by reference.

Fund Expenses

All investment professionals of the Adviser (and/or its affiliates) and their respective staffs, when and to the extent engaged in providing investment advisory and investment management services as set forth in the Investment Advisory Agreement, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Adviser and not by the Fund.

Expenses borne directly by the Fund include:

●	expenses relating to organizing, merging, liquidating or dissolving the Fund and offerings (including without limitation out-of-pocket expenses, but not overhead or employee costs of the Adviser);

●	calculating the Fund’s Net Asset Value (including the cost and expenses of any independent valuation firms);

●	direct costs and expenses of administration, including for legal, accounting and auditing services (including expenses of legal counsel to the trustees who are not interested persons (as defined in the 1940 Act) of the Fund or the Adviser), printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs;

●	taxes (including without limitation securities and commodities issuance and transfer taxes) and governmental fees (including without limitation fees payable by the Fund to Federal, State or other governmental agencies and associated filing costs);

●	dues, fees, charges and expenses incurred in connection with membership in investment company organizations (including without limitation membership dues of the Investment Company Institute) or trade associations;

●	costs associated with circulating shareholder reports, proxy materials, prospectuses, stock certificates, making distributions and/or other notices to shareholders, including printing costs and any other proxy voting expenses;

●	charges or distributions required to be paid to the Fund’s custodians and sub-custodians, administrators and sub-administrators, registrars, depositories, transfer agents, dividend disbursing agents and dividend reinvestment plan agents (including settlement and clearing costs and other expenses under the custody, administration and other agreements);

●	fees and expenses associated with marketing and distribution efforts;

●	fees and expenses paid to agents and intermediaries for sub-transfer agency, sub-accounting and other shareholder services on behalf of shareholders of the Fund held through omnibus and networked, record shareholder accounts;

●	payment for portfolio pricing services to a pricing agent, if any;

●	registration and filing fees of the SEC and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel);

●	fees and expenses of registering or qualifying securities of the Fund federally or in the various states;

●	postage, freight and other charges in connection with the shipment of the Fund’s portfolio securities;

●	fees and expenses of trustees who are not interested persons (as defined in the 1940 Act) of the Fund or the Adviser and of any other trustees or members of any advisory board or committee who are not employees of the Adviser or any corporate affiliate of the Adviser;

●	salaries of shareholder relations personnel and/or fees and expenses associated with marketing, branding, advertising and shareholder relations efforts;

●	costs of shareholders meetings;

●	all insurance costs incurred with respect to insurance policies obtained in connection with the operation of the Fund’s business, including but not limited to insurance covering activities of the Adviser and its employees relating to the performance of the Adviser’s duties and obligations under this Agreement, trustees and officers (D&O liability insurance), errors and omissions insurance (E&O insurance), employee practices liability, cybersecurity, and fidelity insurance and fidelity bonds (e.g. for ERISA and otherwise), each as applicable;

●	any and all fees, costs and expenses incurred in creating, implementing or maintaining third-party or proprietary software tools, programs, hardware or other technology for the benefit of the Fund (including, without limitation, any and all fees, costs and expenses of any investment, books and records, portfolio compliance and reporting systems, general ledger or portfolio accounting systems and similar systems and services, including, without limitation, consultant, software licensing, data management and recovery services fees and expenses);

●	travel-related and other expenses for trustee, executive and administrative staff in connection with activities for the benefit of the Fund;

●	interest and other costs payable on any debt incurred to finance the Fund’s investments;

●	any interest or brokerage costs (including without limitation brokers’ commissions or transactions costs chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party);

●	the Fund’s proportionate share of expenses related to co-investments;

●	all expenses incident to the payment of any dividend, distribution (including any dividend or distribution program), withdrawal or redemption, whether in shares or in cash;

●	litigation and other extraordinary or non-recurring expenses (including without limitation legal claims and liabilities and litigation costs and any indemnification related thereto) (subject, however, to indemnification provisions of this Agreement);

●	the compensation of the Fund’s chief compliance officer and the salary of any compliance personnel of the Adviser and its affiliates who provide compliance-related services to the Fund, provided such salary expenses are properly allocated between the Fund and other affiliates, as applicable, and any costs associated with the monitoring, testing and revision of the Fund’s compliance policies and procedures required by Rule 38a-1 under the 1940 Act, including costs, expenses or fees payable to third-parties;

●	the cost of any valuation services retained by the Fund or the Adviser with respect to the Fund’s investments or potential investments (including engagement of such valuation service provider by the Adviser or its affiliates) and all other charges and costs of the Fund’s operations;

●	fees and expenses incurred by the Adviser or the Fund in monitoring financial and legal affairs for the Fund and in monitoring the Fund’s investments and performing due diligence on its prospective investments or otherwise relating to, or associated with, evaluating, making, maintaining and disposing of investments; and

●	all other expenses incurred by the Fund or the Administrator in connection with administering the Fund’s business, such as the allocable portion of overhead and other expenses incurred by Ellington Credit Company Administration LLC in performing its obligations under the Administration Agreement, including, without limitation, rent, office supplies, the fees and expenses associated with performing compliance functions, and the Fund’s allocable portion of the costs of compensation and related expenses of the Fund’s Chief Financial Officer, Chief Operating Officer and their respective support staff.

Except as otherwise described in this prospectus, the Adviser will be reimbursed by the Fund, as applicable, for any of the above expenses that it pays on behalf of the Fund. The Fund will also reimburse the Adviser or its affiliates for any expenses of the Fund as may be reasonably incurred as specifically provided for in the Investment Advisory Agreement (including, for the avoidance of doubt, any of the above expenses incurred by the Adviser or its affiliates on the Fund’s behalf) or as specifically agreed to by the Board. The Adviser shall keep and supply to the Fund reasonable records of all such expenses.

Duration and Termination

The initial term of the Investment Advisory Agreement is two years from its execution. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for successive one-year periods, provided that such continuance is approved by the Board or by the affirmative vote of the holders of a majority of its outstanding voting securities, including, in either case, approval by a majority of the Independent Trustees. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may also be terminated by either party without penalty upon not more than 60 days’ written notice to the other party.

Limitation on Liability and Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Fund for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory Agreement or otherwise as an investment adviser of the Fund.

Organization of the Adviser

The Adviser is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. EMG is a Delaware limited liability company, and is an affiliate of the Adviser. Under the Services Agreement, EMG provides such services, including personnel, support and resources, to the Adviser as the Adviser may determine to be reasonably necessary to perform its obligations under the Advisory Agreement. The principal address of the Adviser, the Administrator and of EMG is 53 Forest Avenue, Suite 301, Old Greenwich, Connecticut 06870.

The Administration Agreement

Ellington Credit Company Administration LLC, a Delaware limited lability company, serves as the Fund’s administrator (the “Administrator”). Pursuant to the Administration Agreement, the Administrator furnishes the Fund with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, the Administrator also performs, or oversees the performance of, its required administrative services, which include, among other things, being responsible for the financial records which the Fund is required to maintain and preparing reports to its shareholders. In addition, the Administrator assists the Fund in determining and publishing its Net Asset Value, oversees the preparation and filing of its tax returns and the printing and dissemination of reports to its shareholders, and generally oversees the payment of its expenses and the performance of administrative and professional services rendered to the Fund by others. Payments under the Administration Agreement are equal to an amount based upon its allocable portion of the Administrator’s costs and expenses incurred in performing its obligations and providing personnel (including wages, salaries, bonuses and related payroll expenses) under the Administration Agreement, including rent, office supplies, the fees and expenses associated with performing compliance functions, and the Fund’s allocable portion of the costs of compensation and related expenses of the Fund’s Chief Financial Officer, Chief Operating Officer, and their respective support staff. To the extent the Administrator outsources any of its functions, the Fund pays the fees on a direct basis, without profit to the Administrator. The Administration Agreement may be terminated by the Fund without penalty upon not less than 60 days’ written notice to the Administrator and by the Administrator upon not less than 90 days’ written notice to the Fund. The Administration Agreement will remain in effect if approved by the Board, including by a majority of the Independent Trustees.

The Board will consider the approval of the Administration Agreement on an annual basis, and the Administration Agreement may be amended by the Board and the Administrator, without shareholder approval. When considering the approval of the Administration Agreement, the Board considers, among other factors, (i) the reasonableness of the compensation paid by the Fund to the Administrator and any third-party service providers in light of the services provided, the quality of such services, any cost savings to the Fund as a result of the arrangements and any conflicts of interest, (ii) the methodology employed by the Administrator in determining how certain expenses are allocated to the Fund, (iii) the breadth, depth and quality of such administrative services provided, (iv) certain comparative information on expenses borne by other companies for somewhat similar services known to be available and (v) the possibility of obtaining such services from a third-party. The Administration Agreement was approved by the Board on March 19, 2025.

Limitation on Liability and Indemnification

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Administrator and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from then Fund for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Administrator’s services under the Administration Agreement or otherwise as administrator for the Fund.

Sub-Administrator Services

U.S. Bank Fund Services LLC (“U.S. Bank”), which has its principal office at 618 E. Michigan Street, Milwaukee, WI 53202, serves as sub-administrator to the Fund. Pursuant to an agreement (the “Sub-Administration Agreement”), U.S. Bank furnishes the Fund with certain administration, accounting, and reporting services, being responsible for certain of the financial records that the Fund is required to maintain and preparing certain reports filed with the SEC. The Sub-Administration Agreement may be terminated by either party without penalty prior to the initial term or renewal date.

Organization of the Administrator

The Administrator is a Delaware limited liability company. EMG is a Delaware limited liability company and is an affiliate of the Administrator. Under the Services Agreement, EMG provides such services, including personnel, support and resources, to the Administrator as the Administrator may determine to be reasonably necessary to perform its obligations under the Administration Agreement. The principal address of the Adviser, the Administrator and of EMG is 53 Forest Avenue, Suite 301, Old Greenwich, Connecticut 06870.

MANAGEMENT OF THE FUND

Trustees

Pursuant to the Amended and Restated Declaration of Trust (“Declaration of Trust”) and Amended and Restated By-Laws (the “Bylaws”), the Fund’s business and affairs are managed under the direction of the Board, which has overall responsibility for monitoring and overseeing the Fund’s management and operations. The Board consists of six members, four of whom are considered not to be “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”) and two of whom are considered to be “interested persons” (the “Interested Trustees”). All of the trustees are subject to removal or replacement in accordance with Delaware law and the Declaration of Trust. All of the trustees serving on the Board were elected by the shareholders of the Fund at the latest annual meeting of shareholders of the Fund.

The Board, which includes a majority of Independent Trustees, oversees and monitors the Fund’s management and operations. The Board reviews on an annual basis the Investment Advisory Agreement to determine, among other things, whether the fees payable under such agreement are reasonable in light of the services provided.

Board of Trustees and Officers

Information regarding the members of the Board is set forth below. The trustees have been divided into two groups, Interested Trustees and Independent Trustees. As set forth in the Fund’s declaration of trust, each Trustee’s term of office shall continue until his or her death, resignation or removal.

Independent Trustees

Name and Year of Birth	Position(s) With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex to be Overseen	Other Directorships Held During Past Five Years
Robert B. Allardice, III 1946	Chairman of the Board	Has served on the Board since May 2013 and has served as Chairman since January 2021.	Private Investor	1

Director, member of the audit committee, and chairman of the finance, investment and risk management committee of The Hartford Financial Services Group, Inc. (NYSE: HIG), from September 2008 until June 2023.

Director of GasLog Partners LP (NYSE: GLOP) from October 2014 until January 2021.

Ronald I. Simon, Ph.D. 1938	Trustee	Has served on the Board since May 2013.	Private Investor and Financial Consultant	1

Director of Ellington Financial Inc. since 2007. Chairman of the Board of Directors and Chairman of the Audit Committee since January 2021.

Director of the successor company of SoftNet, Inc., American Independence Corp. (“AIC”), from 2002 until August 2016, when AIC was acquired by Independence Holdings Company (“IHC”).

Director of IHC from August 2016 until February 2022. Member of the Audit Committee of IHC from November 2017 until February 2022.

Name, and Year of Birth	Position(s) With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex to be Overseen	Other Directorships Held During Past Five Years
David J. Miller 1959	Trustee	Has served on the Board since May 2013.	Private Investor	1

Director of StoneMor Inc. (NYSE: STON), the public predecessor to Everstory Inc., from July 2019 until November 2022 and Chairman of the Compensation, Nominations & Governance Committee and as a member of the Audit Committee from July 2019 until November 2022. Director of Everstory Inc. since November 2022, when StoneMor Inc. was taken private. Has served as Chairman of the Compensation, Nominations & Governance Committee and as a member of the Audit and Trust Investment Committees at Everstory Inc. since November 2022.

Director of J.G. Wentworth since January 2018. Chairman of the Board since January 2018.

Director of Prima Insurance since July 2018. Chairman of the Risk and Control Committee since July 2018.

Director of Figure Acquisition Corp. (NYSE: FACA) from February 2021 until December 2022 and Chair of the Audit Committee from February 2021 until December 2022.

Director of Lombard International Assurance from July 2015 until his resignation in December 2023.

Mary McBride 1955	Trustee	Has served on the Board since March 2021.	President of CoBank, ACB from 2013 until 2016 Private Investor	1

Director of Intrepid Potash Inc., a diversified minerals company, since May 2020.

Director of EnXchange, an energy management technology company, since November 2025.

Director of CatchMark Timber Trust, Inc., a real estate company that invests in timberlands, from February 2018 until September 2022.

Interested Trustees

Name, and Year of Birth	Position(s) With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex to be Overseen	Other Directorships Held During Past Five Years
Laurence E. Penn 1962	Chief Executive Officer, President & Trustee	Has served on the Board since the Fund’s inception in September 2012.	Chief Executive Officer and President of the Fund (since October 2012) Vice Chairman of EMG (since 1995) Executive Vice President of the Adviser and member of EMG’s Investment and Risk Management Committee (since 1995) Chief Executive Officer and President of Ellington Financial Inc. (since August 2007)	2	Trustee of Ellington Income Opportunities Fund, a closed-end management investment company, since October 2018. Director of Ellington Financial Inc. since 2007.

Michael W. Vranos 1961	Trustee	Has served on the Board since the Fund’s inception in September 2012.	Co-Chief Investment Officer of the Fund from October 2012 until February 2025 Chief Executive Officer and President of the Adviser (since October 2012) Co-Chief Investment Officer of Ellington Financial Inc. (since June 2009) Founder and Chief Executive Officer of EMG (since December 1994)	1	N/A

Officers

Name and Year of Birth	Position Held with the Fund	Term of Office	Principal Occupation(s) During Past 5 Years
Laurence Penn 1962	President, Chief Executive Officer	Indefinite Length – since October 2012	Chief Executive Officer and President of the Fund (since October 2012); Vice Chairman of EMG (since 1995); Executive Vice President of the Adviser and member of EMG’s Investment and Risk Management Committee (since 1995); Chief Executive Officer and President of Ellington Financial Inc. (since August 2007)

Michael Vranos 1961	Portfolio Manager	Indefinite Length – since October 2012	Co-Chief Investment Officer of the Fund (October 2012-March 2024); Co-Chief Investment Officer of Ellington Financial Inc. (since June 2009); Founder and Chief Executive Officer of EMG (since December 1994)

Mark Tecotzky 1962	Executive Vice President	Indefinite Length – since October 2012	Co-Chief Investment Officer of the Fund (October 2012-March 2024); Vice Chairman—Head of Credit Strategies of EMG (since July 2023); Head portfolio manager for MBS/ABS credit at EMG (since July 2006); Co-Chief Investment Officer of Ellington Financial Inc. (since June 2009);

Gregory Borenstein 1985	Portfolio Manager	Indefinite Length – since April 2024	Managing Director, Head of Corporate Structured Credit at EMG (since July 2023); Head of Corporate Structured Credit (November 2021-October 2023); Portfolio Manager (November 2012-November 2021)

Christopher Smernoff 1976	Chief Financial Officer	Indefinite Length – since April 2018	Chief Financial Officer of the Fund (since April 2018); Chief Accounting Officer of Ellington Financial Inc. (since April 2018)

JR Herlihy 1981	Chief Operating Officer, Treasurer	Indefinite Length – since April 2018 and May 2017 respectively	Chief Operating Officer of the Fund (since April 2018); Treasurer of the Fund (Since May 2017); Chief Financial Officer of Ellington Financial Inc. (since April 2018); Treasurer of Ellington Financial Inc. (Since May 2017)

Daniel Margolis 1973	General Counsel	Indefinite Length – since October 2012	General Counsel of the Fund (since April 2013); General Counsel of Ellington Financial Inc. (since August 2013)

Biographical Information and Discussion of Experience and Qualifications

Trustees

The following is a summary of the experience, qualifications, attributes and skills of each trustee that support the conclusion, as of the date of this prospectus, that each trustee should serve as a trustee of the Fund.

Independent Trustees

Robert B. Allardice, III. Mr. Allardice has served as a member of the Fund’s Board since May 2013 and was appointed as Chairman of the Board in January 2021. Mr. Allardice is also a director, member of the audit committee, and chairman of the finance, investment and risk management committee of The Hartford Financial Services Group, Inc. (NYSE: HIG), where he has served since September 2008. Mr. Allardice served as a director of GasLog Partners LP (NYSE: GLOP) from October 2014 to January 2021. Mr. Allardice retired in 1999 from his position as regional chief executive officer of Deutsche Bank Americas Holding Corporation, North and South America, or “DBAHC.” Prior to joining Deutsche Bank, Mr. Allardice was a consultant to Smith Barney. Prior to consulting to Smith Barney, Mr. Allardice spent nearly 20 years in positions of increasing responsibility at Morgan Stanley & Co., Inc. He founded the company’s Merger Arbitrage Department and later became Chief Operating Officer of the Equity Department. Mr. Allardice has served as a board member of Bankers Trust Company, Carlyle Capital Corporation Ltd., DBAHC and Worldwide Excellerated Leasing Limited. Mr. Allardice earned a B.A., cum laude, from Yale University and an MBA from Harvard University, where he graduated as a George F. Baker Scholar.

Ronald I. Simon, Ph.D. Dr. Simon is a private investor and financial consultant to businesses. Dr. Simon has served as a member of the Board since May 2013, and is Chairman of the Governance Committee. Dr. Simon has also served as a member of the Board of Directors of EFC since 2007 and was appointed as Chairman of the Board of Directors and Chairman of the Audit Committee of EFC in January 2021. Dr. Simon was a Director of WFS Financial, Inc., a publicly-traded financial services company specializing in automobile finance, from March 2003 through February 2006, when WFS Financial was acquired by Wachovia Corp. From 1995 through 2002, Dr. Simon was a director of SoftNet Systems, Inc. (“SoftNet”), during 2001, he served as Acting Chairman, Chief Executive Officer, and Chief Financial Officer for SoftNet, Inc. From 2002 through August 2016 he was a director of its successor company, American Independence Corp. (“AIC”), a holding company engaged principally in the health insurance and reinsurance business. AIC was acquired by Independence Holdings Company (“IHC”), a holding company principally engaged in the disability, health insurance and pet insurance business, in August 2016, and he served as a director of IHC from August 2016 to February 2022, and as a member of the Audit Committee from November 2017 to February 2022. Dr. Simon earned a B.A. from Harvard University, an M.A. from Columbia University, and a Ph.D. from Columbia University Graduate School of Business.

David J. Miller. Mr. Miller is currently a private investor and has served as a member of the Board since May 2013. Mr. Miller previously served as a member of the board of Figure Acquisition Corp. (NYSE: FACA), and StoneMor Inc. (NYSE: STON). At FACA he served as the Chair of the Audit Committee from February 2021 until December 2022. At STON he served as the Chairman of the Compensation, Nominations & Governance Committee and as a member of the Audit Committee from July 2019 to November 2022. He continues to serve on the private company board of StoneMor Inc., as well as several other private company boards including Lombard International Assurance; J.G. Wentworth; and Prima Insurance. Mr. Miller previously served as the Chief Executive Officer of JGWPT Holdings, LLC, or its predecessor J.G. Wentworth, LLC from January 2009 until July 2014. Prior to joining J.G. Wentworth, LLC, in January 2009, Mr. Miller held various positions including: Executive Vice-President responsible for Ace Group’s International Accident and Health Insurance Business, President and Chief Executive Officer of Kemper Auto and Home Insurance, and Chief Operating Officer of Providian Direct Insurance. Mr. Miller began his insurance career with Progressive Insurance where he held various positions over his seven-year career there. Mr. Miller has a BSEE in electrical engineering from Duke University and an MBA in Finance from The Wharton School of the University of Pennsylvania. In November 2021 Mr. Miller was elected to serve a four-year term on the board of supervisors of Tredyffrin Township. He was previously a member of the New York Stock Exchange.

Mary McBride. Ms. McBride has served as a member of the Board since March 2021. Ms. McBride was President of CoBank, ACB (“CoBank”), a cooperative bank and member of the Farm Credit System serving vital industries across rural America, from 2013 to 2016. Ms. McBride joined CoBank in 1993 and served as Vice President, Loan Policy & Syndications; Senior Vice President and Manager, Corporate Finance Division; Senior Vice President and Manager, Operations Division; Executive Vice President, Communications and Energy Banking Group; and Chief Operating Officer before being appointed Chief Banking Officer in 2010. Ms. McBride has served as a Director of Intrepid Potash Inc., a diversified minerals company, since May 2020 and served as a Director of CatchMark Timber Trust, Inc., a real estate company that invests in timberlands, from February 2018 until September 2022. Before joining CoBank, Ms. McBride was Senior Vice President and Manager, Commercial Lending at First Interstate Bank of Denver, N.A., and prior to that served as Assistant Vice President, Energy & Utilities at First National Bank of Boston. Ms. McBride served on the Biomass Technical Advisory and Research Committee of the U.S. Departments of Energy and Agriculture from 2006 to 2012. She also previously served as Chair of Mile High United Way. Ms. McBride received a Bachelor of Arts in Political Science from Wellesley College, a Master of Science in European Studies from the London School of Economics and a Master of Science in Applied Economics and International Management and Finance from the Sloan School of Management at the Massachusetts Institute of Technology.

Interested Trustees

Laurence Penn. Mr. Penn is a Founding Partner, Vice Chairman and the Chief Operating Officer of Ellington, where he helps oversee many functions of the firm. In Ellington’s earlier years, Mr. Penn was the senior portfolio manager primarily responsible for investments in Agency RMBS. Mr. Penn currently serves on the Fund’s Disclosure Committee and its Pricing Committee; additionally, Mr. Penn also serves on the following committees at Ellington: Executive, Investment and Risk Management, Valuation, Compliance, Counterparty Review, Technology and Environmental, Social and Governance. Prior to joining Ellington in 1995 shortly after its inception, Mr. Penn was at Lehman Brothers, where he was a Managing Director and co-head of CMO origination and trading, and where he specialized in the trading of CMO derivatives. Prior to trading CMOs and CMO derivatives, Mr. Penn was in charge of Lehman Brothers’ structured transaction modeling group from 1987 to 1990, where he was responsible for the structuring, modeling and computer system design for MBS and ABS, and where he was the co-creator (with Jonathan Amsterdam) of “BondTalk”, the first high-level programming language specifically designed to model Collateralized Mortgage Obligations. Mr. Penn began his career at Lehman Brothers in 1984, after receiving a Master of Advanced Study in Mathematics from Cambridge University, where he studied as both a National Science Foundation Fellow and Winston Churchill Scholar. Mr. Penn graduated summa cum laude, Phi Beta Kappa with a B.A. in Mathematics from Harvard University. Mr. Penn was one of five winners nationwide in the 1980 Putnam collegiate mathematics problem-solving competition, and represented the United States in the 21st International Mathematics Olympiad held in London, England.

Michael Vranos. Mr. Vranos is the Founder and Chief Executive Officer of the Adviser. He oversees the Adviser’s investment activities, including those of the Fund. Mr. Vranos holds ultimate responsibility for portfolio construction, including strategy-level allocation and risk targets, and holds a prominent role in the implementation of credit and interest rate hedging strategies across the Adviser’s constituent funds. He interacts on a regular basis with members of senior management of the Adviser, including Mr. Borenstein, to discuss both high-level and trade-specific portfolio management and strategy. Mr. Vranos founded Ellington in December of 1994 to capitalize on distressed conditions in the MBS derivatives market. Mr. Vranos currently sits on the following committees at Ellington: Executive, Investment and Risk Management, Portfolio Management, Risk Review and European Asset Risk Subcommittee. Prior to founding Ellington in December 1994, Mr. Vranos was the Senior Managing Director of Kidder Peabody in charge of RMBS trading. With Mr. Vranos as head trader and senior manager, Kidder Peabody’s MBS department became a leader on Wall Street in CMO underwriting for each of the three years between 1991 and 1993. Mr. Vranos began his Wall Street career in 1983, after graduating magna cum laude and Phi Beta Kappa with a Bachelor of Arts in Mathematics from Harvard University. Mr. Vranos also devotes much of his time, energy, and resources to philanthropic causes, donating to worthy child advocacy, homeless relief, education, and medical research organizations across the country. A longtime director of Hedge Funds Care and recipient of the organization’s 2007 Lifetime Award for Caring, he supports the group’s mission to prevent child abuse and provide assistance for families in need. Mr. Vranos recently established a research fellowship to sponsor the ongoing work of the Harvard Stem Cell Institute.

Board Structure and Role of the Board in Risk Oversight

The 1940 Act requires that at least 40% of the trustees not be “interested persons” of the Fund, as that term is defined in the 1940 Act. Certain exemptive rules promulgated under the 1940 Act require that at least 50% of the trustees not be “interested persons” of the Fund, as that term is defined in the 1940 Act. Currently, four of the six trustees (66.67%) meet such definition (the “Independent Trustees”). The Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman of the Board, regardless of whether the trustee happens to be independent or a member of management. Robert B. Allardice III, an Independent Trustee, serves as the Chairman of the Board.

The Board expects to perform its risk oversight function primarily: (a) through its two standing committees, which report to the entire Board and consist solely of Independent Trustees; and (b) by monitoring the Fund’s Chief Compliance Officer in accordance with the Fund’s compliance policies and procedures.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of trustees and the full Board in a manner that enhances effective oversight. The Board also believes that having a majority of Independent Trustees is appropriate and in the best interest of its shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or its characteristics.

Committees of the Board

The Board has established two standing committees of the Board: the Audit Committee, and the Nominating and Corporate Governance Committee. The charter for each committee, more fully describing the responsibilities of each committee, can be found on the Fund’s website at www.ellingtoncredit.com under the “For Investors—Corporate Governance” section. Pursuant to their charters, each of these committees consists solely of Independent Trustees. The table below indicates its current committee membership and the number of times each committee met during the year ended March 31, 2026 (which we refer to below as “2026”).

The Fund requires each trustee to make a diligent effort to attend all Board and committee meetings. In 2026, there were eight meetings of the Board, and each of the current trustees attended at least 75% of the meetings of both the Board and committees on which he or she served.

The Fund has a policy that trustees attend its annual meetings of shareholders. Mr. Miller, Mr. Allardice, Dr. Simon, Mr. Vranos, Mr. Penn, and Ms. McBride attended the 2024 and 2025 Annual Meeting of Shareholders and the Special Meeting.

Trustee Name	Audit Committee	Nominating and Corporate Governance Committee
Robert B. Allardice, III	Chair	Member
Mary McBride	Member	Member
David J. Miller	Member	Member
Ronald I. Simon, Ph.D.	Member	Chair
Number of Meetings in 2026	6	7

The committees make recommendations to the Board as appropriate and regularly report on their activities to the entire Board.

Audit Committee

The members of the Audit Committee are Mr. Miller, Mr. Allardice, Dr. Simon, and Ms. McBride, each of whom is independent for purposes of the 1940 Act. Mr. Allardice serves as chairman of the committee. Pursuant to its charter, the Audit Committee assists the Board in overseeing (1) the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Audit Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers, (2) the quality and integrity of the financial statements; (3) the Fund’s compliance with legal and regulatory requirements; (4) the engagement of the Fund’s independent auditor, including the review and evaluation of its qualifications, independence and performance; and (5) the performance of the Fund’s independent auditors and internal audit function. The Audit Committee also (1) acts as a liaison between the Fund’s independent auditors and the Board and (2) assists the Board’s oversight of any internal audit function of the Fund.

Each member of the Audit Committee meets the independence requirements of the 1940 Act, NYSE and SEC rules and regulations, and each is financially literate. The Board has determined that each of Mr. Allardice, Ms. McBride, Mr. Miller and Dr. Simon is an “audit committee financial expert” as that term is defined by the SEC and that each satisfies the financial expertise requirements of the NYSE.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee (the “Governance Committee”) are Mr. Miller, Mr. Allardice, Dr. Simon, and Ms. McBride, each of whom is independent for purposes of the 1940 Act. Dr. Simon serves as chairman of the committee. Pursuant to its charter, the Governance Committee is responsible for identifying, recruiting, evaluating and recommending to the Board qualified candidates for election as trustees and recommending a slate of nominees for election as trustees at the Fund’s annual meetings of shareholders. It also reviews the background and qualifications of individuals being considered as trustee candidates pursuant to attributes and criteria established by the committee and the Board from time to time. It reviews and makes recommendations on matters involving general operation of the Board and its corporate governance, and annually recommends to the Board nominees for each committee of the Board. In addition, the committee annually facilitates the assessment of the Board’s performance as a whole and of the individual trustees, and reports thereon to the Board. The committee is responsible for reviewing and approving in advance any related party transactions, other than related party transactions which have been pre-approved pursuant to pre-approval guidelines to address specific categories of transactions, which the committee reviews, evaluates and updates, as appropriate, from time to time.

In selecting candidates to recommend to the Board as trustee nominees, the Governance Committee looks at a number of attributes and criteria, including experience, skills, expertise, diversity of experience, personal and professional integrity, character, business judgment, time availability in light of other commitments (including the number of public and private company boards of which a candidate serves on), dedication, conflicts of interest and such other relevant factors that the Governance Committee considers appropriate in the context of the needs of the Board. In assessing the needs of the Board, the Governance Committee and the Board review and consider from time to time the requisite skills and characteristics of individual trustees as well as the composition of the Board as a whole.

Trustee and Executive Officer Beneficial Ownership of Shares

Independent Trustees

The following table sets forth the dollar range of equity securities of the Fund that each Independent Trustee beneficially owned as of March 31, 2026 based on a net asset value per share of $5.99 as of September 30, 2025. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Independent Trustee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Robert B. Allardice, III	$100,001–$500,000	$100,001–$500,000
Mary McBride	$100,001–$500,000	$100,001–$500,000
David J. Miller	$100,001–$500,000	$100,001–$500,000
Ronald I. Simon, Ph.D.	$100,001–$500,000	$100,001–$500,000

(1)	Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.

Interested Trustees and Executive Officers

The following table sets forth the dollar range of equity securities of the Fund that each Interested Trustee and executive officer beneficially owned as March 31, 2026 based on a net asset value per share of $5.99 as of September 30, 2025. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Interested Trustee or Officer	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Michael Vranos(2)	$500,001–$1,000,000	$500,001–$1,000,000
Laurence Penn(3)	$100,001–$500,000	$100,001–$500,000
Mark Tecotzky	$10,001–$50,000	$10,001–$50,000
Christopher Smernoff	$100,001–$500,000	$100,001–$500,000
JR Herlihy	$100,001–$500,000	$100,001–$500,000
Daniel Margolis	None	None
Greg Borenstein	$100,001–$500,000	$100,001–$500,000

(1)	Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.
(2)	Mr. Vranos serves as a trustee and is also an executive officer by virtue of his role as Portfolio Manager.
(3)	Mr. Penn serves as a trustee and is also an executive officer by virtue of his role as Chief Executive Officer.

Compensation of Trustees

For more information relating to compensation of the Fund’s trustees, see its most recent Definitive Proxy Statement on Schedule 14A for the fiscal year ended December 31, 2024, which is incorporated by reference herein.

For the year ended March 31, 2026, each Independent Trustee received a cash retainer of $85,000. In addition, for the year ended March 31, 2026, the Chairman of the Board and the Chairman of each of the Audit Committee, and Governance Committee of the Board also received an additional annual cash retainer of $25,000, $15,000, and $7,500, respectively.

Prior to the Conversion, each of the Independent Trustees was also eligible to receive equity awards; following the Conversion, in accordance with the restrictions in the 1940 Act, the Fund will not grant any restricted common share awards to any trustee, officer, or other employee of the Fund, and the 2023 Equity Incentive Plan was terminated prior to the Conversion Date.

The Fund reimburses its trustees for their travel expenses incurred in connection with their attendance at in person Board and committee meetings as well as shareholders meetings and certain trustee education events.

Compensation of Trustees in 2026(1)

The table below describes the compensation earned by the trustees during the fiscal year ended March 31, 2026. Any member of the Board who is also an employee of the Adviser, EMG, or their respective affiliates does not receive additional compensation for serving on the Board.

Name	Fees Earned or Paid in Cash	Restricted Common Share Award(2)	All Other Compensation	Total Compensation
Robert B. Allardice, III	$125,000	$—	$—	$125,000
David J. Miller	85,000	—	—	85,000
Ronald I. Simon, Ph.D.	92,500	—	—	92,500
Mary McBride	85,000	—	—	85,000
Laurence E. Penn	—	—	—	—
Michael W. Vranos	—	—	—	—

(1)	Represents compensation expense incurred for the fiscal year from April 1, 2025 to March 31, 2026. In connection with the Conversion, the Fund changed its fiscal year to end on March 31, and, as a result, had a stub fiscal period from January 1, 2025 to March 31, 2025. During that period, the Independent Trustees earned a total compensation (consisting of the fees earned or paid in cash, and all other compensation): Robert B. Allardice III - $27,963, David J. Miller - $19,838, Ronald I. Simon, Ph.D. - $19,838, and Mary McBride - $17,963. None of the Independent Trustees were granted any outstanding stock awards or option awards during the stub fiscal period ended March 31, 2025.

(2)	In accordance with the restrictions in the 1940 Act, the Fund does not grant any restricted common share awards to any trustee, officer, or other employee of the Fund, and its previously active 2023 Equity Incentive Plan was terminated prior to the Conversion Date.

PORTFOLIO MANAGEMENT

Investment sourcing and investment decisions are jointly and primarily the responsibility of two portfolio managers, Michael Vranos and Gregory Borenstein. In addition, the Fund is also supported by an investment committee. See “Investment Objective, Opportunities and Principal Strategies—Investment Process.”

Below is biographical information relating to the portfolio managers:

Michael Vranos

Mr. Vranos is the Founder and Chief Executive Officer of the Adviser. He oversees the Adviser’s investment activities, including those of the Fund. Mr. Vranos holds ultimate responsibility for portfolio construction, including strategy-level allocation and risk targets, and holds a prominent role in the implementation of credit and interest rate hedging strategies across both the Fund and the other clients managed by Ellington. Mr. Vranos interacts on a regular basis with members of senior management of the Adviser, including Mr. Borenstein, to discuss both high-level and trade-specific portfolio management and strategy. Mr. Vranos founded Ellington in December of 1994 to capitalize on distressed conditions in the MBS derivatives market. Mr. Vranos currently sits on the following committees at Ellington: Executive, Investment and Risk Management, Portfolio Management, Risk Review and European Asset Risk Subcommittee. Prior to founding Ellington in December 1994, Mr. Vranos was the Senior Managing Director of Kidder Peabody in charge of RMBS trading. With Mr. Vranos as head trader and senior manager, Kidder Peabody’s MBS department became a leader on Wall Street in CMO underwriting for each of the three years between 1991 and 1993. Mr. Vranos began his Wall Street career in 1983, after graduating magna cum laude and Phi Beta Kappa with a Bachelor of Arts in Mathematics from Harvard University. Mr. Vranos also devotes much of his time, energy, and resources to philanthropic causes, donating to worthy child advocacy, homeless relief, education, and medical research organizations across the country. A longtime director of Hedge Funds Care and recipient of the organization’s 2007 Lifetime Award for Caring, he supports the group’s mission to prevent child abuse and provide assistance for families in need. Mr. Vranos recently established a research fellowship to sponsor the ongoing work of the Harvard Stem Cell Institute.

Gregory Borenstein

Gregory Borenstein is a Managing Director and the Head of Corporate Credit at Ellington, and is responsible for the firm’s CLO investment business. Mr. Borenstein joined Ellington in 2012 to establish and grow the firm’s CLO capabilities, which has led to CLOs representing an important component of the firm’s overall assets under management. In addition to CLOs, he is responsible for the management of index and bespoke tranches and is closely involved in the development of hedging strategies and broader portfolio management across the firm. Mr. Borenstein currently serves on the Portfolio Management and Risk Oversight Committees of Ellington. Prior to joining Ellington, Mr. Borenstein was a member of the Secondary CLO trading desk at Goldman Sachs, where he traded both US and European CLOs, along with Trust Preferred Securities (TruPS). He began his career on Goldman Sachs’ Proprietary Structured Credit Desk, which managed a multi-billion dollar portfolio, where Mr. Borenstein primarily focused on CLOs and credit derivatives. Mr. Borenstein holds degrees in Applied Mathematics and Economics from Johns Hopkins University.

Compensation of Portfolio Managers

None of the Adviser’s investment personnel receive any direct compensation from the Fund in connection with the management of its portfolio. Mr. Vranos, through his ownership interest in EMG, an affiliate of the Adviser, is entitled to a portion of any profits earned by the Adviser, which includes any fees payable to the Adviser under the terms of the Investment Advisory Agreement, less expenses incurred by the Adviser in performing its services under the Investment Advisory Agreement. Mr. Vranos does not receive any additional compensation from the Adviser in connection with the management of the portfolio. The compensation paid by the Adviser to certain other investment personnel includes: (i) annual base salary and (ii) performance-based bonus awards.

Securities Owned in the Fund by Portfolio Managers

The following table sets forth the dollar range of equity securities of the Fund that each portfolio manager beneficially owned as of March 31, 2026 based on a net asset value per share of $5.99 as of September 30, 2025. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund(1)
Michael Vranos	$500,001 – $1,000,000
Gregory Borenstein	$100,001 – $500,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 and over $1,000,000.

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with any such person or entity or with the Adviser) are entitled to indemnification from the Fund for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under the Investment Advisory Agreement or otherwise as an investment adviser of the Fund.

Custodians, Distribution Paying Agent, Transfer Agent and Registrar

The Bank of New York Mellon Trust Company, National Association, which has its principal office at 240 Greenwich Street, New York, NY 10286, serves as custodian for the fund.

Equiniti Trust Company, LLC, (“Equiniti”) which has its principal office at 48 Wall Street, New York, NY 10005, serves as the Fund’s distribution paying agent, registrar and transfer agent (the “Transfer Agent”). Under the Transfer Agency Agreement, the Fund pays the Transfer Agent an annual fee in monthly installments.

DETERMINATION OF NET ASSET VALUE

The Fund’s Net Asset Value is determined as the value of the Fund’s total assets minus the Fund’s total liabilities. The Fund’s net asset value per share is determined by dividing the Fund’s Net Asset Value by the total number of common shares outstanding. The most significant estimate inherent in the preparation of the Fund’s financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. There is no single method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each investment while employing a consistently applied valuation process for the types of investments the Fund makes. Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Pursuant to Rule 2a-5, the Board has elected to designate the Adviser as the Fund’s “valuation designee” to perform fair value determinations in respect to the Fund’s assets and liabilities. The Fund’s Board oversees the valuation designee and the process that it uses to determine the fair value of its assets and liabilities. In this regard, the Board receives periodic and, as applicable, prompt reporting regarding certain material valuation matters, as required by Rule 2a-5 under the 1940 Act.

The Adviser, subject to the Board’s oversight, determines the fair value of the Fund’s assets and liabilities on at least a quarterly basis, in accordance with the terms of FASB Accounting Standards Codification Topic 820, Fair Value Measurement (“ASC 820”). The valuation procedures are set forth in more detail below.

ASC 820 defines fair value as “The price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” Fair value is a market-based measurement, not an entity-specific measurement. For some assets and liabilities, observable market transactions or market information might be available. For other assets and liabilities, observable market transactions and market information might not be available. However, the objective of a fair value measurement in both cases is the same: to estimate the price at which an orderly transaction to sell the asset or transfer the liability would take place between market participants at the measurement date under current market conditions (that is, an exit price at the measurement date from the perspective of a market participant that holds the asset or owes the liability).

ASC 820 establishes a hierarchal disclosure framework which ranks the observability of inputs used in measuring financial instruments at fair value. The observability of inputs is impacted by a number of factors, including the type of financial instrument, the characteristic specific to the financial instrument, and the state of the marketplace, including the existence and transparency of transactions between market participants. Financial instruments with readily available quoted prices, or for which fair value can be measured from quoted prices in active markets, will generally have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.

The Fund expects that it will hold a high proportion of investments where there is less price transparency (also known as “Level 3 investments”) relative to its total investments, which is directly related to the Fund’s investment philosophy and target portfolio of investments in CLO debt, CLO equity, and loan accumulation facilities. The Adviser generally values each financial instrument at the average of third-party valuations received and not rejected as described below. Third-party valuations are not binding; the Adviser may adjust the valuations it receives (e.g., downward adjustments for odd lots), and may challenge or reject a valuation when, based on its validation criteria, the Adviser determines that such valuation is unreasonable or erroneous. Furthermore, based on its validation criteria, the Adviser may determine that the average of the third-party valuations received for a given instrument does not result in what the Adviser believes to be the fair value of such instrument, and in such circumstances the Adviser may override this average with its own good faith valuation. The validation criteria may take into account output from the Adviser’s own models, recent trading activity in the same or similar instruments, and valuations received from third parties. Determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed.

Determinations in Connection with Offerings

The Fund is not generally able to issue and sell its common shares at a price below net asset value per share, other than in connection with a rights offering to its existing shareholders or in connection with the DRP. In connection with any offering of shares of its common shares, the Fund is required to make the determination that the Fund is not selling shares of its common shares at a price below the then current net asset value per share at the time at which the sale is made. Factors that may be considered in making such determination include, among others:

●	the net asset value per share disclosed in the most recent periodic report that the Fund filed with the SEC;

●	management’s assessment of whether any material change in the net asset value per share has occurred (including through the realization of gains or losses on the sale of portfolio securities, or unrealized gains or losses on portfolio securities) during the period beginning on the date of the most recently disclosed net asset value per share and ending as of a time within 48 hours (excluding Sundays and holidays) of the sale of the common shares; and

●	the magnitude of the difference between (i) a value that the Fund has determined reflects the current (as of a time within 48 hours, excluding Sundays and holidays) net asset value per share, which is based upon the net asset value per share disclosed in the most recent periodic report that the Fund filed with the SEC, as adjusted to reflect its management’s assessment of any material change in the net asset value per share since the date of the most recently disclosed net asset value per share, and (ii) the offering price of the shares of the common shares in the proposed offering.

Moreover, to the extent that the Fund determines in good faith that that a pending issuance of shares of its common shares would be at a price below the then-current net asset value per share at the time at which the sale is made, the Fund will not proceed with such issuance.

CONFLICTS OF INTEREST

Affiliations of the Adviser and the Administrator

The Fund’s executive officers, Portfolio Managers and certain trustees, and the Adviser, the Administrator and their affiliates officers and employees, have several conflicts of interest as a result of affiliations they have and other activities in which they engage. The Adviser and the Administrator are indirectly owned by Ellington Management Group, L.L.C. (“EMG”), a registered investment adviser that provides advisory services to several clients unrelated to the Fund. The Fund’s executive officers, Portfolio Managers and certain trustees, and members of the Adviser’s and the Administrator’s respective management teams, are also employees, officers and/or principals of EMG. Under the Services Agreement, EMG provides such services, including personnel, support and resources, to the Adviser and the Administrator as the Adviser and the Administrator, respectively, may determine to be reasonably necessary to perform their respective obligations under the Advisory Agreement and the Administration Agreement. The fact that the same individuals affiliated with the Fund are also affiliated with the Adviser, the Administrator and EMG may result in conflicts of interest that may not be foreseen or resolved in a manner that is always or exclusively in the Fund’s best interest.

The Fund’s executive officers and trustees, as well as other current and potential future affiliated persons, officers and employees of the Adviser, the Administrator, EMG and certain of their affiliates, may serve as officers, directors or principals of, or manage the accounts for, other entities with investment strategies that substantially or partially overlap with the strategy that the Fund pursues. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of the Fund or its shareholders. The Adviser has entered into, and may in the future enter into, additional business arrangements with certain of the Fund’s shareholders, including granting beneficial ownership in limited liability company interests in the Adviser. In such cases, such shareholders may have an incentive to vote shares held by them in a manner that takes such arrangements into account. As a result of these relationships and separate business activities, the Adviser has conflicts of interest in allocating management time, services and functions among the Fund, other advisory clients and other business activities.

Other Accounts

The Adviser is responsible for the investment decisions made on the Fund’s behalf. There are no restrictions on the ability of the Adviser and certain of its affiliates to manage accounts for multiple clients, including accounts for affiliates of the Adviser or their directors, officers or employees, following the same, similar, or different investment objectives, philosophies, and strategies as those used by the Adviser for its account. In those situations, the Adviser and its affiliates may have conflicts of interest in allocating investment opportunities between the Fund and any other account managed by such person. See “— Allocations of Opportunities” below. Such conflicts of interest would be expected to be heightened where the Adviser manages an account for an affiliate or its directors, officers, or employees. In addition, certain of these accounts may provide for higher management fees or have higher performance fees than the Fund, and/or may allow for higher expense reimbursements, all of which may contribute to a conflict of interest and create an incentive for the Adviser to favor such other accounts. Further, accounts managed by the Adviser or certain of its affiliates may hold certain investments in CLOs, such as mezzanine debt and equity tranches, which conflict with the positions held by other accounts in such CLOs, such as those held by the Fund. In these cases, when exercising the rights of each account with respect to such investments, the Adviser and/or its affiliate will have a conflict of interest, as actions on behalf of one account may have an adverse effect on another account managed by the Adviser or such affiliate, including the Fund.

Further, the professional staff of the Adviser and Administrator will devote as much time to the Fund as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement and Administration Agreement, respectively. However, such persons may be committed to providing investment advisory and other services for other clients and engage in other business ventures in which the Fund has no interests. In addition, payments under the Administration Agreement are equal to an amount based upon the Fund’s allocable portion of certain of the Administrator’s expenses. See “The Adviser and the Administrator—The Administrator” and “—The Administration Agreement” herein. As a result of these separate business activities, the Adviser and Administrator may have conflicts of interest in allocating management and administrative time, services, and functions among the Fund and its affiliates and other business ventures or clients.

Allocation of Investment Opportunities

As a fiduciary, Ellington has a duty to act in the best interests of its clients and to allocate investment opportunities in a fair and equitable manner over time. Ellington has adopted policies and procedures designed to govern the allocation of investment opportunities among multiple client accounts in a manner that it believes is consistent with its fiduciary duties, taking into account various factors. These factors may include, but are not limited to, regulatory, tax, or legal considerations applicable to an account, the investment guidelines and restrictions of a particular client, the risk and return profile of the investment, available capital, liquidity needs, and other relevant circumstances.

Investment opportunities may be allocated using various methodologies, including rotational, percentage-based, or other allocation approaches, provided that such methodologies are consistent with Ellington’s internal conflict of interest and allocation policies and the requirements of applicable law, including the Advisers Act, the 1940 Act and other applicable laws, rules, and regulations. Automated allocation tools may be utilized as part of its portfolio management system to assist in trade allocations, and may be subject to review and oversight by Ellington’s risk management and compliance teams.

In certain cases, priority may be given to accounts in a ramp-up or start-up phase, including the Fund, as such accounts seek to establish their investment portfolios. While this prioritization is permitted within Ellington’s policies, the policies allow for a protocol of allocating assets so that, on an overall basis, each account is treated equitably. As part of these policies, the Fund may be excluded from specified allocations of assets for tax, regulatory, risk management, or similar reasons.

In addition, an account managed by the Adviser, such as the Fund, is expected to be considered for the allocation of investment opportunities alongside other accounts managed by Ellington. However, there is no assurance that a particular opportunity will be allocated to any particular account in a certain manner or that any such account, including the Fund, will be able to participate in all investment opportunities that are suitable for it.

Valuation

The market for the Fund’s targeted investments is more limited than the market for other credit-related investments. As a result, the Fund’s investments are generally measured at fair value. The values of such investments are determined by the Adviser in good faith, subject to the Board’s oversight and in accordance with the 1940 Act and the Fund’s valuation policies, based on relevant information compiled by the Adviser and third-party pricing services (when available), as follows:

●	For investments that are readily valued, such as exchange-traded securities, valuations are generally based on market prices provided by recognized pricing sources.

●	For investments that do not have readily available market quotations, including CLO securities and other structured products, the Adviser may value these investments using third-party pricing services, if available. The Adviser’s Valuation Committee oversees the valuation process and reviews third-party prices when received. In cases where third-party pricing is unavailable, deemed unreliable or otherwise not received, the Adviser may determine the value of these investments using third-party, market data, and/or input from portfolio management.

Due to the limited market liquidity of certain investments, valuations may involve subjective judgment and could differ materially from values that would be realized in an actual transaction. There is no guarantee that the Fund will be able to sell an investment at its fair value. See “Determination of Net Asset Value” for more information.

The Interested Trustees are associated with the Adviser and have an interest in the Adviser’s economic success. The participation of the Adviser’s investment professionals in the valuation process, and the interest of the Interested Trustees in the Adviser and Ellington, could result in a conflict of interest because, for example the management fees paid to the Adviser are based in part on the Fund’s Net Asset Value.

Co-Investment Relief and Related Party Transactions

In the ordinary course of business, and to the extent permitted by the 1940 Act and other applicable law, the Fund may enter into transactions with persons affiliated with it by reason of common control of the Adviser, the Administrator or their affiliates, including EMG. To ensure compliance with applicable regulations, the Fund has adopted certain policies and procedures requiring its executive officers to review transactions for potential affiliations among the Fund, the Adviser the Administrator, and their respective affiliates, employees, officers, and directors. The Fund will not enter into such transactions unless satisfied that doing so is consistent with the 1940 Act, applicable SEC rules, interpretations or guidance or the terms of any exemptive relief granted to it. Because of these affiliations, the Fund may be required to forgo certain investment opportunities, including investments in CLOs managed by Adviser affiliates.

The Governance Committee of the Fund reviews and approves in advance any related-party transactions, except for those pre-approved under guidelines established by the Governance Committee or the Board. The Governance Committee may prohibit any transaction it determines to be inconsistent with the interests of the Fund and its shareholders.

In certain instances, the Fund may co-invest concurrently with other accounts managed by the Adviser, Ellington or certain of the Adviser’s affiliates, subject to compliance with applicable regulations, regulatory guidance, and the Adviser’s allocation procedures. The Fund, the Adviser and certain of their affiliates have received the Co-Investment Exemptive Order from the SEC. As required by the Co-Investment Exemptive Order, the Fund has adopted, and the Board has approved, policies and procedures reasonably designed to ensure compliance with its terms, and the Adviser and the Fund’s Chief Compliance Officer provide regular reports to the Board regarding the Fund’s co-investment activities. Co-investments made under order are subject to certain conditions and requirements, which could limit the Fund’s ability to participate in specific transactions. As a result, there may be significant overlap among the Fund’s investments and those of affiliated Ellington entities that could avail themselves of the exemptive relief and that have investment objectives similar to ours. The Fund may also co-invest with funds managed by Ellington or its affiliates, subject to applicable regulations, regulatory guidance, and the Adviser’s allocation policy. A copy of the Co-Investment Exemptive Order, including all of the conditions and the related order, is available on the SEC’s website at www.sec.gov.

Material Non-Public Information

In the course of their advisory and other activities, the Adviser and Ellington may acquire confidential or material non-public information or become subject to trading restrictions in certain securities. As a result, the Adviser may be unable to use or disclose such information, even when it could inform investment decisions. These restrictions may limit the Adviser’s ability to initiate or exit transactions on behalf of the Fund, which could prevent the Fund from acquiring or disposing of certain investments.

Other Conflicts of Interest

In the ordinary course of its business, Ellington may face other conflicts of interest in managing multiple client accounts. These conflicts may arise due to differing investment advice, competing interests in the same issuer or securitization, joint participation in transactions, investment in other client accounts, service provider relationships, and the receipt of administrative, servicing, or other fees. For example, client accounts may be provided with differing investment recommendations, take opposing positions in the same security, or invest in different levels of an issuer’s capital structure, which may create competing economic interests. In certain cases, Ellington or its affiliates may manage securitizations or structured vehicles in which client accounts invest, act as a servicer or administrator for client transactions, or determine whether services should be provided by third-party vendors or in-house resources. These situations may present conflicts where Ellington has incentives to maximize fees, allocate investments among accounts, or select service providers based on existing relationships. Additionally, conflicts may arise when client accounts provide guarantees, indemnities, or financing through joint vehicles, or when Ellington determines whether to invest in affiliated entities.

Both EMG and the Adviser have adopted policies and procedures to identify, manage, and mitigate potential conflicts of interest in a manner consistent with their fiduciary duties. However, there is no guarantee that all conflicts can be eliminated or that actions taken on behalf of another client account will not adversely affect the Fund.

Code of Ethics and Compliance Procedures

To address potential conflicts of interest, the Fund has adopted a code of ethics under Rule 17j-l under the 1940 Act. Separately, the Adviser has adopted EMG’s Code of Ethics (the “Adviser Code of Ethics”) which applies to the Adviser’s officers and employees. The Adviser Code of Ethics requires personnel to (i) act in the best interests of the Adviser and its client accounts (including the Fund), (ii) conduct themselves in good faith and in an ethical manner, (iii) avoid conflicts of interest with client accounts to the extent reasonably possible, and (iv) identify and manage conflicts of interest as they arise. Personnel subject to each code of ethics may invest in securities for their personal accounts, including investments that may be purchased or held by the Fund, provided that such transactions comply with the applicable pre-clearance, reporting, and trading restrictions. The Fund’s trustees and officers, and the officers and employees of the Adviser, must also comply with applicable U.S. federal securities laws and promptly report any actual or suspected violations to supervisory personnel.

The Adviser believes it has established a working environment, firm-wide compliance culture, and compliance procedures and systems reasonably designed to manage potential conflicts of interest. The Adviser has adopted policies and procedures governing, among other things, the execution of portfolio transactions, personal trading by employees, and other potential conflicts of interest. These policies are designed to ensure that all client accounts are treated equitably over time.

In addition, each code of ethics referenced above is incorporated by reference as an exhibit to the registration statement of which this prospectus is a part and is available on the EDGAR Database on the SEC’s website at www.sec.gov. Copies may be obtained for a duplicating fee by emailing publicinfo@sec.gov.

PRICE RANGE OF COMMON SHARES

The Fund’s common shares began trading on May 1, 2013 and are currently traded on the NYSE under the symbol “EARN.” The following table lists the high and low closing sale price for the Fund’s common shares, the high and low closing sale price as a percentage of net asset value per share, and distributions declared per common share for each quarter since January 1, 2023.

	Net asset	Closing Sales Price		Premium (Discount) of High Sales Price to net asset	Premium (Discount) of Low Sales Price to net asset	Distributions
Period	value(1)	High	Low	value(2)	value(2)	Declared(3)
Fiscal year ending December 31, 2023(4)
First quarter	$8.31	$8.10	$6.96	(2.5)%	(16.2)%	$0.24
Second quarter	$8.12	$7.37	$6.77	(9.2)%	(16.6)%	$0.24
Third quarter	$7.02	$7.57	$6.20	7.8%	(11.7)%	$0.24
Fourth quarter	$7.32	$6.40	$5.15	(12.6)%	(29.6)%	$0.24
Fiscal year ending December 31, 2024(5)
First quarter	$7.21	$6.99	$5.55	(3.1)%	(23.0)%	$0.24
Second quarter	$6.91	$7.22	$6.55	4.5%	(5.2)%	$0.24
Third quarter	$6.85	$7.15	$6.52	4.4%	(4.8)%	$0.24
Fourth quarter	$6.53	$7.03	$6.33	7.7%	(3.1)%	$0.24
Fiscal year ending March 31, 2025(6)
First quarter	$6.08	$6.82	$5.41	12.2%	(11.0)%	$0.24
Fiscal year ending March 31, 2026(7)
First quarter	$6.12	$5.78	$4.54	(5.6)%	(25.8)%	$0.24
Second quarter	$5.99	$6.05	$5.45	1.0%	(9.0)%	$0.24
Third quarter	$5.19	$5.51	$5.02	6.2%	(3.3)%	$0.24
Fourth quarter	(9)	$5.70	$4.34	(9)	(9)	$0.24
Fiscal year ending March 31, 2027(8)
First quarter (through April 10, 2026)	(9)	$4.66	$4.50	(9)	(9)	$0.08

(1)	Net asset value per share is determined as of the final day of the quarter and is based on outstanding common shares at the end of each period. As such, it does not reflect the net asset value per share on each of the dates of the high and low sales prices. For all periods prior to April 1, 2025, “net asset value” represents a book value per share, which is the available metric for such period that the Fund believes is most similar to net asset value per share.
(2)	Calculated as of the respective high or low closing sales price divided by the Net Asset Value on the final day of the applicable quarter.
(3)	Represents the cash distributions (including distributions, dividends reinvested and returns of capital, if any) per common share declared in the specified quarter. Tax characteristics of such distributions varied.
(4)	For the fiscal year ending December 31, 2023, as reported on the Fund’s 2023 1099-DIV, distributions made by the Fund consisted, in part, of a return of capital, as calculated on a per common share basis, of $0.5952 per common share.
(5)	For the fiscal year ending December 31, 2024, as reported on the Fund’s 2024 1099-DIV, distributions made by the Fund consisted, in part, of a return of capital, as calculated on a per common share basis, of $0.7290 per common share.
(6)	In connection with the Conversion, the Fund changed its fiscal year end from December 31 to March 31, resulting in a three-month shortened fiscal year from January 1, 2025 to March 31, 2025. For this shortened fiscal year ending March 31, 2025, distributions of $0.24 per common share were made as of the date of this registration statement, a portion of which may consist, in part, of a return of capital, as calculated on a per common share basis.
(7)	For the fiscal year ending March 31, 2026, distributions of $0.96 per common share were declared as of the date of this registration statement, a portion of which may consist, in part, of a return of capital, as calculated on a per common share basis.
(8)	For the fiscal year ending March 31, 2027, distributions of $0.08 per common share were declared as of the date of this registration statement, a portion of which may consist, in part, of a return of capital, as calculated on a per common share basis.
(9)	“Net asset value” is not available as of the date of the filing of this registration statement.

Common shares of closed-end management investment companies may trade at a market price that is less than the Net Asset Value that is attributable to those common shares. The possibility that the Fund’s common shares will trade at a discount to Net Asset Value or at a premium that is unsustainable over the long term is separate and distinct from the risk that its Net Asset Value will decrease. It is not possible to predict whether the Fund’s common shares will trade at, above or below Net Asset Value in the future. The midpoint of the range of the Fund’s estimated net asset value per share at February 28, 2026 was $4.49. The closing sales price for common shares on the NYSE on February 27, 2026 (the last trading day prior to February 28, 2026) was $4.89, which represented an 8.9% premium to the midpoint of the range of the Fund’s estimated net asset value per share. Common shares of closed-end management investment companies that are listed on an exchange frequently trade at a discount to their net asset value per share. If the Fund’s common shares trade at a discount to net asset value per share, it will likely increase the risk of loss for purchasers of its securities. There can be no assurance that the Fund’s common shares will not be trading at a discount to the Fund’s net asset value per share at any time.

DESCRIPTION OF THE FUND’S SECURITIES

This prospectus contains summaries of the Fund’s securities. These summaries are not meant to be a complete description of each security.

The following are its authorized and outstanding classes of securities as of March 31, 2026:

Title of Class	Amount Authorized	Amount Held By Fund	Amount Outstanding
Common Shares of Beneficial Interest	Unlimited*	None	37,579,569
8.50% Notes due 2031	2,300,000	None	2,160,000

*	Under the Declaration of Trust, the Fund is authorized to issue an unlimited number of common shares and is not subject to a dollar limit on the size of the Fund.

Anti-Takeover Provisions in the Declaration of Trust

The Declaration of Trust includes provisions that could have the effect of limiting the ability of any entities or persons to acquire control of the Fund or to change the composition of the Board. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund.

Derivative Actions. In addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Act, Section 5.6 of the Declaration of Trust states that a shareholder or shareholders may bring a derivative action on behalf of the Fund only if all of the following conditions are met: (i) the shareholder or shareholders must make a pre-suit demand upon the Board to bring the subject action unless an effort to cause the Board to bring such an action is not likely to succeed, and a demand on the Board shall only be deemed not likely to succeed and therefore excused if a majority of the Board, or a majority of any committee established to consider the merits of such action, is composed of trustees who are not “independent trustees” (as such term is defined in the Delaware Statutory Trust Act); (ii) shareholders holding at least 10% of the outstanding Shares of the Fund join in the request for the Board to commence such action; and (iii) the Board must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Board shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisors in the event that the Board determines not to bring such action. Additionally, the Board may designate a committee of one trustee to consider a shareholder demand if necessary to create a committee with a majority of trustees who are “independent trustees” (as such term in defined in the Delaware Statutory Trust Act). However, these requirements do not apply to claims brought under the federal securities laws.

Exclusive Delaware Jurisdiction and Jury Waiver. Any claims, suits, actions or proceedings arising out of or relating in any way to the Fund, the Delaware Statutory Trust Act, the Declaration of Trust or the By-Laws shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, and irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding. However, these requirements do not apply to claims asserted under the U.S. federal securities laws including, without limitation, the 1940 Act.

The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation. The foregoing is only a summary of certain aspects of the Declaration of Trust. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

Certain Aspects of the Delaware Control Share Statute

Because the Fund is organized as a Delaware statutory trust, unless it expressly “opts-out,” it is subject to the Delaware Control Share Statute included in the Control Share Statute. The Control Share Statute became automatically applicable to listed closed-end funds organized as Delaware statutory trusts, such as the Fund, upon its effective date of August 1, 2022. Notwithstanding the foregoing and the following, through the inclusion of Section 10.10 in the Declaration of Trust, the Fund has categorically exempted all acquisitions of its shares from the application of the Control Share Statute and therefore effectively “opted-out” of the Control Share Statute.

The Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. These voting power thresholds are as follows:

●	10% or more, but less than 15% of all voting power;

●	15% or more, but less than 20% of all voting power;
●	20% or more, but less than 25% of all voting power;
●	25% or more, but less than 30% of all voting power;
●	30% or more, but less than a majority of all voting power; or
●	a majority or more of all voting power.

Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of fund shares in the election of trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” which is broadly defined by the Control Share Statute.

Once a threshold is reached, an acquirer has no voting rights under the Delaware Statutory Trust Act or the governing documents of a fund with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by shareholders of the fund or exempted by the board. Approval by the shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of the fund. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by the fund’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level. The board is permitted, but not obligated to, exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively.

The Control Share Statute does not retroactively apply to acquisitions of shares that occurred prior to August 1, 2022. However, such shares will be aggregated with any shares acquired after August 1, 2022 for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired shares constituting control shares.

The Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Board reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.

The Control Share Statute may protect the long-term interests of Fund shareholders by limiting the ability of certain investors to use their ownership to attempt to disrupt the Fund’s long-term strategy such as by forcing a liquidity event. However, the Control Share Statute may also serve to entrench the Board and make it less responsive to shareholder requests. The totality of positive or negative effects is difficult to predict as the Control Share Statute has been in effect for a relatively short period of time.

The foregoing is only a summary of certain aspects of the Control Share Statute. Shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their shares of the Fund and any subsequent acquisitions of shares.

DESCRIPTION OF THE FUND’S COMMON SHARES

The following description is based on relevant portions of the Delaware Statutory Trust Statute and its Declaration of Trust and Bylaws. This summary is not necessarily complete, and the Fund refers you to the Delaware Statutory Trust Statute, Declaration of Trust and Bylaws for a more detailed description of the provisions summarized below.

General

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on the Conversion Date. The Fund’s Declaration of Trust was amended and restated as the Fund re-domiciled from the State of Maryland to the State of Delaware in connection with the Conversion. The Declaration of Trust provides that the trustees of the Fund may authorize separate classes of common shares of beneficial interest. The trustees have authorized an unlimited number of common shares. The Fund holds annual meetings of its shareholders. As of March 31, 2026, 37,579,569 common shares of the Fund were outstanding, of which none were owned by the Fund.

The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional common shares of beneficial interest, no par value, as well as the other securities described in this prospectus. Each common share of beneficial interest of the Fund represents an equal proportionate interest in the assets of the Fund with each other common share of beneficial interest in the Fund. Holders of common shares of beneficial interest will be entitled to the payment of distributions when, as and if declared by the Board. The Fund currently intends to make distributions to its shareholders of common shares of beneficial interest after payment of Fund operating expenses including interest on outstanding borrowings, if any, monthly and no less frequently than annually. Distributions declared on common shares will be automatically reinvested in additional common shares of the Fund unless a common shareholder elects to opt-out. See “Dividend Reinvestment Plan.” The 1940 Act may limit the making of distributions to the holders of common shares. Each whole and partial common share of beneficial interest shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the trustees may distribute the remaining assets of the Fund among its shareholders. The common shares of beneficial interest as well as the other securities described in this prospectus are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the common shares of beneficial interest or other securities described in this prospectus. The Declaration of Trust provides that the Fund’s common shareholders are not liable for any liabilities of the Fund. Although common shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund generally will not issue share certificates. However, a share certificate may be issued at the Fund’s discretion for any or all of the full common shares credited to an investor’s account. Share certificates that have been issued to an investor may be returned at any time. The Transfer Agent will maintain an account for each shareholder upon which the registration of common shares is recorded, and transfers, permitted only in rare circumstances, such as death, will be reflected by bookkeeping entry, without physical delivery. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

DESCRIPTION OF THE FUND’S DEBT SECURITIES

The Fund may issue additional debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that series. As of March 31, 2026, the Fund had $54,000,000 aggregate principal amount of its 8.50% Notes due 2031 (the “2031 Notes”) outstanding.

As required by federal law for all bonds and notes of companies that are publicly offered, the 2031 Notes and any future debt securities the Fund may issue, are governed by the base indenture, dated as of March 30, 2026, as supplemented by the first supplemental indenture, dated as of March 30, 2026 (together, the “Indenture”), each between the Fund and Wilmington Trust, National Association, as trustee (the “Trustee”). An indenture is a contract between the Fund and a financial institution acting as trustee on behalf of noteholders, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The Trustee has two main roles. First, the Trustee can enforce noteholders’ rights against the Fund if it defaults. There are some limitations on the extent to which the Trustee acts on noteholders’ behalf, described in the second paragraph under “— Events of Default — Remedies if an Event of Default Occurs.” Second, the Trustee performs certain administrative duties for the Fund with respect to its debt securities.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. The Fund urges you to read the indenture because it, and not this description, defines noteholders’ rights as a holder of debt securities. The Fund has filed the indenture with the SEC. See “Additional Information” for information on how to obtain a copy of the indenture.

A prospectus supplement, which will accompany this prospectus, will describe the particular terms of any series of debt securities being offered, including, as applicable, the following:

●	the designation or title of the series of debt securities;
●	the total principal amount of the series of debt securities;
●	the percentage of the principal amount at which the series of debt securities will be offered;
●	the date or dates on which principal will be payable;
●	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
●	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
●	the terms for redemption, extension or early repayment, if any;
●	the currencies in which the series of debt securities are issued and payable;
●	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;
●	the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;
●	the denominations in which the offered debt securities will be issued;
●	the provision for any sinking fund;
●	any restrictive covenants;
●	any Events of Default (as described below);
●	whether the series of debt securities are issuable in certificated form;
●	any provisions for defeasance or covenant defeasance;
●	if applicable, a discussion of U.S. federal income tax considerations;
●	whether and under what circumstances the Fund will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether the Fund will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);
●	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;
●	whether the debt securities are subject to subordination and the terms of such subordination;
●	the listing, if any, on a securities exchange; and
●	any other terms.

Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by the Fund in immediately available funds.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

While any indebtedness and other senior securities remain outstanding, the Fund must make provisions to prohibit any distribution to its stockholders or the repurchase of such securities or shares unless the Fund meets the applicable asset coverage ratios at the time of the distribution or repurchase.

General

The 2031 Notes:

●	are the Fund’s general unsecured, senior obligations;
●	mature on March 30, 2031, unless earlier redeemed or repurchased, as discussed below;
●	bear cash interest from March 30, 2026 at an annual rate of 8.50% payable quarterly on March 30, June 30, September 30 and December 30 of each year, beginning on June 30, 2026;
●	are subject to redemption at the Fund’s option as described under “— Optional Redemption;”
●	are subject to repurchase by the Fund at the option of the holders following a Change of Control Repurchase Event (as defined below under “— Offer to Repurchase Upon a Change of Control Repurchase Event”), at a repurchase price equal to 101% of the principal amount of the 2031 Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the date of repurchase;
●	were issued in minimum denominations of $25 and integral multiples of $25 in excess thereof;
●	are not subject to any sinking fund and, other than as described herein or in the Indenture, holders of the 2031 Notes do not have the option to have the 2031 Notes repaid prior to the stated maturity date; and
●	are represented by one or more registered 2031 Notes in global form, but in certain limited circumstances may be represented by 2031 Notes in definitive form.

The Indenture does not limit the amount of debt that may be issued by the Fund or its subsidiaries under the Indenture or otherwise. Other than as described herein the Indenture does not contain any financial covenants and does not restrict the Fund from paying dividends or issuing or repurchasing its other securities. Other than restrictions described “—Merger or Consolidation” below, the Indenture does not contain any covenants or other provisions designed to afford holders of the 2031 Notes protection in the event of a highly leveraged transaction involving the Fund or in the event of a decline in the Fund’s credit rating as the result of a takeover, recapitalization, highly leveraged transaction or similar restructuring involving the Fund that could adversely affect such holders.

The Fund has the ability to issue indenture securities with terms different from the 2031 Notes and, without the consent of the holders of the 2031 Notes, to reopen the 2031 Notes and issue additional notes.

Interest

The 2031 Notes bear cash interest at a rate of 8.50% per year until maturity. Interest on the 2031 Notes will accrue from March 30, 2026 or from the most recent date on which interest has been paid or duly provided for. Interest on the 2031 Notes will be payable quarterly in arrears on March 30, June 30, September 30 and December 30 of each year, beginning on June 30, 2026.

Interest will be paid to the person in whose name a note is registered at 5:00 p.m. New York City time (the “close of business”) on March 15, June 15, September 15 or December 15, as the case may be, immediately preceding the relevant interest payment date. Interest on the 2031 Notes will be computed on the basis of a 360-day year composed of twelve 30-day months.

If any interest payment date, redemption date, the maturity date of a note falls on a day that is not a business day, the required payment will be made on the next succeeding business day and no interest on such payment will accrue in respect of the delay. The term “business day” means, with respect to any note, any day other than a Saturday, a Sunday or a day on which banking institutions in New York or the city in which the corporate trust office is located are authorized or obligated by law, regulation or executive order to remain closed.

Ranking

The 2031 Notes are the Fund’s general unsecured obligations that rank senior in right of payment to all of the Fund’s future indebtedness that is expressly subordinated, or junior, in right of payment to the 2031 Notes. The 2031 Notes rank pari passu, or equally, in right of payment with all of the Fund’s existing and future liabilities that are not so subordinated, or junior. The 2031 Notes also rank pari passu with, or equal to, the Fund’s general liabilities (i.e., liabilities, excluding indebtedness). The 2031 Notes are effectively subordinated, or junior, to any of the Fund’s secured indebtedness and guarantees (including unsecured indebtedness that the Fund later secures, if any) with respect the collateral securing such indebtedness and guarantees. The 2031 Notes rank structurally subordinated, or junior, to all existing and future indebtedness (including trade payables) incurred by the Fund’s subsidiaries, financing vehicles or similar facilities. In the event of the Fund’s bankruptcy, liquidation, reorganization or other winding up, the Fund’s assets that secure secured debt will be available to pay obligations on the 2031 Notes only after all indebtedness under such secured debt has been repaid in full from such assets. There may not be sufficient assets remaining to pay amounts due on any or all the 2031 Notes then outstanding.

Optional Redemption

The 2031 Notes will not be redeemable by the Fund at its option prior to March 30, 2028 (the “Optional Redemption Date”).

On or after the Optional Redemption Date, the Fund may redeem the 2031 Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the note being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of 2031 Notes to be redeemed.

In the case of a partial redemption, selection of the 2031 Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. If any note is to be redeemed in part only, the notice of redemption that relates to the note will state the portion of the principal amount of the note to be redeemed. A new note in a principal amount equal to the unredeemed portion of the note will be issued in the name of the holder of the note upon surrender for cancellation of the original note. For so long as the 2031 Notes are held by DTC (or another depositary), the redemption of the 2031 Notes shall be done in accordance with the policies and procedures of the depositary.

Unless the Fund defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the 2031 Notes or portions thereof called for redemption.

Any notice of redemption may, in the Fund’s discretion, be given subject to the satisfaction of one or more conditions precedent, including, but not limited to, completion of a corporate transaction that is pending (such as an equity or equity-linked offering, an incurrence of indebtedness or an acquisition or other strategic transaction involving a change of control in the Fund or another entity). In that case, such notice of redemption shall describe each such condition, and, if applicable, shall state that, in the Fund’s discretion, (i) the redemption date may be delayed until such time (including by more than 60 calendar days after the date the notice of redemption was mailed or delivered, including by electronic transmission) as any or all such conditions shall be satisfied, or (ii) such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or waived by the Fund by the relevant redemption date, or by the redemption date as so delayed.

Offer to Repurchase Upon a Change of Control Repurchase Event

If a Change of Control Repurchase Event occurs, unless the Fund has exercised its option to redeem the 2031 Notes in full, the Fund will make an offer to each holder of 2031 Notes to repurchase all or any part (in a principal amount of $25 and integral multiples of $25 in excess thereof) of that holder’s 2031 Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of 2031 Notes repurchased plus any accrued and unpaid interest on the 2031 Notes repurchased to, but excluding, the repurchase date. Within 30 days following any Change of Control Repurchase Event or, at the Fund’s option, prior to any Change of Control (as defined below), but after the public announcement of the Change of Control, the Fund will give notice to each holder with copies to the Trustee and the paying agent (if other than the Trustee) describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase 2031 Notes on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is given. The notice shall, if given prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice. The Fund will comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the 2031 Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the notes, the Fund will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Repurchase Event provisions of the 2031 Notes by virtue of such conflict.

On the Change of Control Repurchase Event payment date, the Fund will, to the extent lawful:

●	accept for payment all 2031 Notes or portions of 2031 Notes properly tendered pursuant to the Fund’s offer;
●	deposit with the Trustee an amount equal to the aggregate purchase price in respect of all 2031 Notes or portions of 2031 Notes properly tendered; and
●	deliver or cause to be delivered to the Trustee the 2031 Notes properly accepted, together with an officers’ certificate stating the aggregate principal amount of 2031 Notes being purchased by the Fund.

The Fund will not be required to make an offer to repurchase the 2031 Notes upon a Change of Control Repurchase Event if (i) the Fund or its successor delivered a notice to redeem in the manner, at the times and otherwise in compliance with the optional redemption provision described above prior to the occurrence of the Change of Control Repurchase Event or (ii) a third party makes an offer in respect of the 2031 Notes in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Fund and such third party purchases all 2031 Notes properly tendered and not withdrawn under its offer.

There can be no assurance that sufficient funds will be available at the time of any Change of Control Repurchase Event to make required repurchases of 2031 Notes tendered. The Fund’s failure to repurchase the 2031 Notes upon a Change of Control Repurchase

Event would result in a default under the Indenture. If the holders of the 2031 Notes exercise their right to require the Fund to repurchase the 2031 Notes upon a Change of Control Repurchase Event, the financial effect of this repurchase could result in defaults under any credit facility or other debt instruments to which the Fund is or could become party, including the acceleration of the payment of any borrowings thereunder. It is possible that the Fund will not have sufficient funds at the time of the Change of Control Repurchase Event to make the required repurchase of its other debt and the 2031 Notes.

“Change of Control” means the occurrence of the following:

●	a “person” or “group” within the meaning of Section 13(d) of the Exchange Act, other than the Fund, its subsidiaries and its and their employee benefit plans, files a Schedule TO or any schedule, form or report under the Exchange Act disclosing, or the Fund otherwise become aware, that such person or group has become the direct or indirect “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, of common equity representing more than 50% of the voting power of the Fund’s common equity; or
●	the consummation of (A) any recapitalization, reclassification or change of the Fund’s common shares of beneficial interest (other than changes resulting from a subdivision or combination) as a result of which the Fund’s common shares of beneficial interest would be converted into, or exchanged for, cash, securities or other property; (B) any share exchange, consolidation or merger of the Fund pursuant to which the Fund’s common shares of beneficial interest will be converted into cash, securities or other property; or (C) any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the property and assets of the Fund and its subsidiaries, taken as a whole, to any person other than one of the Fund’s subsidiaries; provided, however, that a transaction described in the immediately preceding bullet or this bullet in which the holders of all classes of the Fund’s common equity immediately prior to such transaction own, directly or indirectly, more than 50% of all classes of common equity of the continuing or surviving corporation or transferee or the parent thereof immediately after such transaction in substantially the same proportions (relative to each other) as such ownership immediately prior to such transaction shall not be a Change of Control pursuant to this bullet.

“Change of Control Repurchase Event” means the occurrence of a Change of Control.

Covenants

In addition to any other covenants described in this prospectus and any accompanying prospectus supplement, as well as standard covenants relating to payment of principal and interest, maintaining an office where payments may be made or securities can be surrendered for payment and related matters, the following covenants will apply to the 2031 Notes:

●	The Fund agrees that for the period of time during which the 2031 Notes are outstanding, the Fund will not violate (whether or not the Fund is subject to) Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act, or any successor provisions, but giving effect, in either case, to any exemptive relief granted to the Fund by the SEC. Currently, these provisions generally prohibit the Fund from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless its asset coverage, as defined in the 1940 Act, with respect to such borrowings equals at least 300% after such borrowings.
●	The Fund agrees that for the period of time during which the 2031 Notes are outstanding, it will not declare any dividend (except a dividend payable in the Fund’s stock), or declare any other distribution, upon a class of the Fund’s capital stock, or purchase any such capital stock, unless, in every such case, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, the Fund has an asset coverage (as defined in the 1940 Act) of at least the threshold specified in Section 18(a)(1)(B) of the 1940 Act, or any successor provision thereto, as such obligation may be amended or superseded, after deducting the amount of such dividend, distribution or purchase price, as the case may be, and in each case giving effect to (i) any exemptive relief granted to the Fund by the SEC, and (ii) any SEC no-action relief granted by the SEC to another closed-end management investment company (or to the Fund if the Fund determines to seek such similar no-action or other relief) permitting such company to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B), or any successor provision thereto, as such obligation may be amended or superseded, in order to maintain such company’s status as a RIC under Subchapter M of the Code; provided, however, that this prohibition shall not apply until such time as the Fund’s asset coverage has been below the minimum asset coverage required pursuant to Section 18(a)(1)(B) as modified by Section 61(a)(1) and the definitional provisions of the 1940 Act or any successor provisions thereto of the 1940 Act (after giving effect to any exemptive relief granted to the Fund by the Commission) for more than six (6) consecutive months.
●	If at any time, the Fund is not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act, as made applicable to the Fund by Sections 30(a) and 30(b) of the 1940 Act, to file any periodic reports with the SEC, the Fund agrees to furnish to holders of the 2031 Notes and the Trustee, for the period of time during which the 2031 Notes are outstanding, the Fund’s audited annual consolidated financial statements, within 90 days of the Fund’s fiscal year end, and unaudited interim consolidated financial statements, within 90 days of the end of the Fund’s semi-annual reporting period. All such financial statements will be prepared, in all material respects, in accordance with applicable United States generally accepted accounting principles.

Merger or Consolidation

Under the terms of the Indenture, the Fund is generally permitted to consolidate or merge with another entity. The Fund is also permitted to sell all or substantially all of its assets to another entity. However, the Fund may not take any of these actions unless all the following conditions are met:

●	where the Fund merges out of existence or conveys or transfers its assets substantially or entirely, the resulting entity must agree to be legally responsible for the Fund’s obligations under the 2031 Notes;
●	immediately after giving effect to the transaction, no default or Event of Default shall have happened and be continuing; and
●	the Fund must deliver certain certificates and documents to the Trustee.

Events of Default

Noteholders will have rights if an Event of Default occurs in respect of the 2031 Notes and the Event of Default is not cured, as described later in this subsection.

The term “Event of Default” in respect of the 2031 Notes means any of the following:

●	The Fund does not pay the principal of any 2031 Note when due and payable at maturity;
●	The Fund does not pay interest on any 2031 Note when due and payable, and such default is not cured within 30 days of its due date;
●	The Fund remains in breach of any other covenant in respect of the 2031 Notes for 60 days after it receives a written notice of default stating that it is in breach and requiring it to remedy the breach; the notice must be sent by either the Trustee or holders of at least 25% of the principal amount of the outstanding 2031 Notes;
●	The Fund files for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days; or
●	On the last business day of each of twenty-four consecutive calendar months, the 2031 Notes have an asset coverage (as such term is defined in the 1940 Act) of less than 100%, giving effect to any exemptive relief granted to the Fund by the SEC.

An Event of Default for the 2031 Notes may, but does not necessarily, constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The Trustee may withhold notice to the holders of the 2031 Notes of any default, except in the payment of principal or interest, if it in good faith considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the Trustee or the holders of not less than 25% in principal amount of the 2031 Notes may declare the entire principal amount of all the 2031 Notes to be due and immediately payable, but this does not entitle any holder of 2031 Notes to any redemption payout or redemption premium. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the 2031 Notes if: (1) the Fund has deposited with the Trustee all amounts due and owing with respect to the 2031 Notes (other than principal or any payment that has become due solely by reason of such acceleration) and certain other amounts; and (2) any other Events of Default have been cured or waived.

Except in cases of default, where the Trustee has some special duties, the Trustee is not required to take any action under the Indenture at the request of any holders unless the holders offer the Trustee protection from expenses and liability satisfactory to it (called an “indemnity”). If indemnity satisfactory to the Trustee is provided, the holders of a majority in principal amount of the 2031 Notes may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the Trustee. The Trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

At the Fund’s election, the sole remedy with respect to an Event of Default due to the Fund’s failure to comply with certain reporting requirements under the Trust Indenture Act or under the third bullet under “– Covenants” above, for the first 180 calendar days after the occurrence of such Event of Default, consists exclusively of the right to receive additional interest on the 2031 Notes at an annual rate equal to: (1) 0.25% for the first 90 calendar days after such default and (2) 0.50% for calendar days 91 through 180 after such default. On the 181st day after such Event of Default, if such violation is not cured or waived, the trustee or the holders of not less than 25% of the outstanding principal amount of the 2031 Notes may declare the principal, together with accrued and unpaid interest, if any, on the 2031 Notes to be due and payable immediately. If the Fund chooses to pay such additional interest, the Fund must notify the trustee and the holders of the 2031 Notes by certificate of the Fund’s election at any time on or before the close of business on the first business day following the Event of Default and the Fund shall deliver to the trustee an officer’s certificate (upon which the trustee may rely conclusively) to that effect stating: (i) the amount of such additional interest that is payable and (ii) the date on which such additional interest is payable. Unless and until the trustee receives such a certificate, the trustee may assume without inquiry that no such additional interest is payable and the trustee shall not have any duty to verify the Fund’s calculations of additional interest.

Before noteholders are allowed to bypass the Trustee and bring their own lawsuit or other formal legal action or take other steps to enforce their rights or protect their interests relating to the 2031 Notes, the following must occur:

●	Noteholders must give the Trustee written notice that an Event of Default has occurred and remains uncured;

●	The holders of at least 25% in principal amount of all the 2031 Notes must make a written request that the Trustee take action because of the default and must offer the Trustee indemnity, security, or both satisfactory to the Trustee against the cost and other liabilities of taking that action;
●	The Trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and
●	The holders of a majority in principal amount of the 2031 Notes must not have given the Trustee a direction inconsistent with the above notice during that 60-day period.

However, noteholders are entitled at any time to bring a lawsuit for the payment of money due on their 2031 Notes on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the Trustee and how to declare or cancel an acceleration of maturity.

Waiver of Default

The holders of a majority in principal amount of the 2031 Notes may waive any past defaults other than a default:

●	in the payment of principal (or premium, if any) or interest; or
●	in respect of a covenant that cannot be modified or amended without the consent of each holder of the 2031 Notes.

Changes to the 2031 Notes

Changes Requiring the Approval of All Holders

First, there are changes that the Fund cannot make to the 2031 Notes without the specific approval of all holders of the 2031 Notes. The following is a list of those types of changes:

●	change the stated maturity of the principal of (or premium, if any, on) or any installment of principal of or interest on the 2031 Notes;
●	reduce any amounts due on the 2031 Notes or reduce the rate of interest on the 2031 Notes;
●	reduce the amount of principal payable upon acceleration of the maturity of a 2031 Note following a default;
●	change the place or currency of payment on a 2031 Note;
●	impair noteholders’ right to sue for payment;
●	reduce the percentage of holders of 2031 Notes whose consent is needed to modify or amend the Indenture; and
●	reduce the percentage of holders of 2031 Notes whose consent is needed to waive compliance with certain provisions of the Indenture or to waive certain defaults or reduce the percentage of holders of 2031 Notes required to satisfy quorum or voting requirements at a meeting of holders of the 2031 Notes.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the 2031 Notes. This type is limited to clarifications and certain other changes that would not adversely affect holders of the 2031 Notes in any material respect.

Changes Requiring Majority Approval

Any other change to the Indenture and the 2031 Notes would require the following approval:

●	if the change affects only the 2031 Notes, it must be approved by the holders of a majority of the principal amount of the 2031 Notes; and
●	if the change affects more than one series of debt securities issued under the Indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of a series of debt securities issued under the Indenture, voting together as one class for this purpose, may waive the Fund’s compliance with some of its covenants applicable to that series of debt securities. However, the Fund cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring the Approval of All Holders.”

Further Details Concerning Voting

When taking a vote, the Fund will use the following rules to decide how much principal to attribute to the 2031 Notes:

2031 Notes will not be considered outstanding, and therefore will not be eligible to vote, if the Fund has deposited or set aside in trust money for payment in full or redemption of such 2031 Notes, or if the Fund or any affiliate of the Fund owns such 2031 Notes. 2031 Notes will also not be eligible to vote if they have been fully defeased as described under “—Defeasance—Full Defeasance.”

The Fund will generally be entitled to set any day as a record date for the purpose of determining the holders of the 2031 Notes that are entitled to vote or take other action under the Indenture. However, the record date may not be earlier than 30 days before the date of the first solicitation of holders to vote on or take such action and not later than the date such solicitation is completed. If the Fund sets a record date for a vote or other action to be taken by holders of the 2031 Notes, that vote or action may be taken only by persons who are holders of the 2031 Notes on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if the Fund seeks to change the Indenture or the 2031 Notes or request a waiver.

Satisfaction and Discharge

The Indenture will be discharged and will cease to be of further effect with respect to the 2031 Notes when:

●	Either
o	all the 2031 Notes that have been authenticated have been delivered to the Trustee for cancellation; or
o	all the 2031 Notes that have not been delivered to the Trustee for cancellation:
▪	have become due and payable, or
▪	will become due and payable at their stated maturity within one year, or
▪	are to be called for redemption within one year, and
▪	the Fund, in the case of the first, second and third sub-bullets above, have irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust solely for the benefit of the holders of the 2031 Notes, in amounts as will be sufficient, to pay and discharge the entire indebtedness (including all principal, premium, if any, and interest) on such 2031 Notes not previously delivered to the Trustee for cancellation (in the case of 2031 Notes that have become due and payable on or prior to the date of such deposit) or to the stated maturity or redemption date, as the case may be;
●	the Fund has paid or caused to be paid all other sums payable by it under the Indenture with respect to the 2031 Notes; and
●	the Fund has delivered to the Trustee an officers’ certificate and legal opinion, each stating that all conditions precedent provided for in the Indenture relating to the satisfaction and discharge of the Indenture and the 2031 Notes have been complied with.

Defeasance

The following provisions will be applicable to the 2031 Notes. “Defeasance” means that, by depositing with the Trustee an amount of cash and/or government securities sufficient to pay all principal and interest, if any, on the 2031 Notes when due and satisfying any additional conditions noted below, the Fund will be deemed to have been discharged from its obligations under the 2031 Notes. In the event of a “covenant defeasance,” upon depositing such funds and satisfying similar conditions discussed below, the Fund would be released from certain covenants under the Indenture relating to the 2031 Notes.

Covenant Defeasance

Under current U.S. federal income tax law and the Indenture, the Fund can make the deposit described below and be released from some of the restrictive covenants in the Indenture under which the 2031 Notes were issued. This is called “covenant defeasance.” In that event, noteholders would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay the 2031 Notes. In order to achieve covenant defeasance, the following must occur:

●	Since the 2031 Notes are denominated in U.S. dollars, the Fund must deposit in trust for the benefit of all holders of the 2031 Notes a combination of cash and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the 2031 Notes on their various due dates;
●	The Fund must deliver to the Trustee a legal opinion of its counsel confirming that, under current U.S. federal income tax law, the Fund may make the above deposit without causing a noteholder to be taxed on the 2031 Notes any differently than if the Fund did not make the deposit;
●	The Fund must deliver to the Trustee a legal opinion of its counsel stating that the above deposit does not require registration by it under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;
●	Defeasance must not result in a breach or violation of, or result in a default under, the Indenture or any of the Fund’s other material agreements or instruments; and
●	No default or Event of Default with respect to the 2031 Notes shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If the Fund accomplishes covenant defeasance, noteholders can still look to the Fund for repayment of the 2031 Notes if there were a shortfall in the trust deposit or the Trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as the Fund’s bankruptcy) and the 2031 Notes became immediately due and payable, there might be a shortfall. Depending on the event causing the default, noteholders may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal income tax law, as described below, the Fund can legally release itself from all payment and other obligations on the 2031 Notes (called “full defeasance”) if the Fund puts in place the following other arrangements for noteholders to be repaid:

●	Since the 2031 Notes are denominated in U.S. dollars, the Fund must deposit in trust for the benefit of all holders of the 2031 Notes a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the 2031 Notes on their various due dates;
●	The Fund must deliver to the Trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows the Fund to make the above deposit without causing noteholders to be taxed on the 2031 Notes any differently than if the Fund did not make the deposit;
●	The Fund must deliver to the Trustee a legal opinion of its counsel stating that the above deposit does not require registration by the Fund under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;
●	Defeasance must not result in a breach or violation of, or constitute a default under, the Indenture or any of the Fund’s other material agreements or instruments; and
●	No default or Event of Default with respect to the 2031 Notes shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If the Fund ever accomplishes full defeasance, as described above, noteholders would have to rely solely on the trust deposit for repayment of the 2031 Notes. Noteholders could not look to the Fund for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of the Fund’s lenders and other creditors if the Fund ever became bankrupt or insolvent.

Resignation of Trustee

The Trustee may resign or be removed with respect to the 2031 Notes provided that a successor trustee is appointed to act with respect to the 2031 Notes. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the Indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Governing Law

The Indenture and the 2031 Notes will be governed by and construed in accordance with the laws of the State of New York.

The Trustee under the Indenture

Wilmington Trust, National Association serves as the trustee, paying agent, and security registrar under the Indenture. Wilmington Trust, National Association does not have a material relationship with the Fund or any of its affiliates.

U.S. FEDERAL INCOME TAX MATTERS

The following is a general summary of certain material U.S. federal income tax considerations applicable to the Fund and an investment in the Fund’s common shares. The discussion below provides general tax information related to an investment in the Fund’s common shares but does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Fund and does not address any state, local, non-U.S. or other tax consequences (such as estate and gift tax consequences). It is based on the Code, U.S. Treasury Regulations thereunder (“Treasury Regulations”) and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a shareholder’s particular circumstances, including (but not limited to) alternative minimum tax consequences and tax consequences applicable to shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding common shares as part of a hedging transaction, wash sale, conversion transaction, straddle or integrated transaction or persons entering into a constructive sale with respect to common shares; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes; insurance companies; U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.” Unless otherwise noted, the following discussion applies only to a shareholder that holds common shares as a capital asset and is a U.S. shareholder. A “U.S. shareholder” generally is a beneficial owner of common shares who is for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;

●	a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust if it (a) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds common shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Partners of partnerships holding common shares should consult their tax advisors.

The discussion set forth herein does not constitute tax advice. Tax laws are complex and often change, and shareholders should consult their tax advisors about the U.S. federal, state, local or non-U.S. tax consequences of an investment in the Fund.

The following summary does not address U.S. federal income tax considerations applicable to preferred shares, subscription rights or debt securities. If the Fund issues preferred shares, subscription rights or debt securities, the applicable prospectus supplement will contain a discussion of certain U.S. federal income tax considerations relating to such securities.

Taxation of the Fund

The Fund intends to elect to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not be subject to corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes as dividends to shareholders. To qualify as a RIC in any tax year, the Fund must, among other things, satisfy both a source of income test and asset diversification tests. The Fund will generally qualify as a RIC for a tax year if (i) at least 90% of the Fund’s gross income for such tax year consists of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of shares, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such shares, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income”); and (ii) the Fund’s holdings are diversified so that, at the end of each quarter of such tax year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships.” The Fund’s share of income derived from a partnership other than a “qualified publicly traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Fund. A “qualified publicly traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (1) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (2) less than 90% of its gross income for the relevant tax year consists of Qualifying RIC Income (for this purpose, excluding net income derived from interests in qualified publicly traded partnerships). The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC’s principal business of investing in stock or securities (or options and futures with respect to stock or securities). The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.

In addition, to maintain RIC tax treatment, the Fund must distribute on a timely basis with respect to each tax year dividends of an amount at least equal to 90% of the sum of its “investment company taxable income” and its net tax-exempt interest income, determined without regard to any deduction for dividends paid, to shareholders (the “90% distribution requirement”). If the Fund qualifies as a RIC and satisfies the 90% distribution requirement, the Fund generally will not be subject to U.S. federal income tax on its “investment company taxable income” and net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes as dividends to shareholders (including amounts that are reinvested pursuant to the DRP). In general, a RIC’s “investment company taxable income” for any tax year is its taxable income, determined without regard to net capital gains or net capital losses and with certain other adjustments. The Fund expects to distribute all or substantially all of its “investment company taxable income,” net tax-exempt interest income (if any) and net capital gains on an annual basis. Any taxable income that the Fund does not distribute in a timely manner, including any net capital gains, will be subject to U.S. federal income tax at regular corporate rates.

If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its shareholders. If the Fund makes such an election, each shareholder will be required to report its share of such undistributed net capital gains attributed to the Fund as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gains as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each shareholder will be entitled to increase the adjusted tax basis in its common shares by the difference between its share of such undistributed net capital gains and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gains for a tax year.

As a RIC, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on certain undistributed amounts for each calendar year (the “4% excise tax”). To avoid the 4% excise tax, the Fund must distribute in respect of each calendar year dividends of an amount at least equal to the sum of (1) 98% of its ordinary taxable income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gain net income (adjusted for certain ordinary losses) generally for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gains for previous calendar years that were not distributed during those calendar years and on which the Fund paid no U.S. federal income tax.

Any distribution declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and paid during January of the following calendar year, may be treated for tax purposes as if it had been paid on December 31 of the calendar year in which the distribution was declared.

The U.S. federal income tax laws governing RICs are complex, and interpretations of the U.S. federal income tax laws governing qualification as a RIC are limited. Qualifying as a RIC requires the Fund to meet various tests regarding the nature of the Fund’s assets, its income and the amount of its distributions on an ongoing basis. The Fund’s ability to satisfy the RIC asset and income tests depends upon the characterization and fair market values of its assets, many of which are not precisely determinable, and for which it may not obtain independent appraisals. The Fund’s compliance with the RIC asset and income tests and the accuracy of its tax reporting to shareholders also depend upon its ability to successfully manage the calculation and composition of its taxable income and its assets on an ongoing basis. Even a technical or inadvertent mistake could jeopardize the Fund’s RIC status. Although the Fund intends to elect to be treated as a RIC under Subchapter M of the Code, no assurance can be given that the Fund will be able to qualify for and maintain RIC status.

If the Fund fails to qualify as a RIC or fails to satisfy the 90% distribution requirement in respect of any tax year, the Fund would be subject to U.S. federal income tax (and any applicable state and local taxes) at regular corporate rates on its taxable income, including its net capital gains, even if such income were distributed, and all distributions out of earnings and profits would be taxed as ordinary dividend income. Such distributions generally would be eligible for the dividends-received deduction in the case of certain corporate shareholders and for treatment as qualified dividend income in the case of certain non-corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a RIC. If, however, the Fund fails to satisfy either the income test or asset diversification test described above, in certain cases, the Fund may be able to avoid losing its status as a RIC by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax or penalty.

The Fund has made an election under Section 475(f) of the Code to mark its securities to market. There are limited authorities under Section 475(f) of the Code as to what constitutes a trader for U.S. federal income tax purposes. Under other sections of the Code, the status of a trader in securities depends on all of the facts and circumstances, including the nature of the income derived from the taxpayer’s activities, the frequency, extent and regularity of the taxpayer’s securities transactions, and the taxpayer’s investment intent. There can be no assurance that the Fund will continue to qualify as a trader in securities eligible to make the mark-to-market election. The Fund has not received, nor is it seeking, an opinion from counsel or a ruling from the IRS regarding the Fund’s qualification as a trader. If the Fund’s qualification for, or application of, the mark-to-market election were successfully challenged by the IRS, in whole or in part, it could, depending on the circumstances, result in retroactive (or prospective) changes in, among other things, the amount, character or timing of gross income the Fund recognizes and is required to distribute. As a result of the Fund’s election under Section 475(f) of the Code, the Fund is required each year to mark-to-market certain securities that it holds and thereby recognizes gain or loss that is reported as ordinary gain or loss as if it had sold those securities for their fair market value. The mark-to-market election also requires the Fund to recognize any accrued market discount on its debt securities held at the end of each year. Because the Fund is required to recognize gain or loss each year, the Fund may have income without any corresponding cash, in which case the Fund may have to sell some of its investments at times and/or at prices it would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities to satisfy the distribution requirement necessary to maintain its RIC status. If the Fund is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Some of the investments that the Fund is expected to make, such as investments in debt instruments, may have market discount and/or be treated as issued with original issue discount prior to the receipt of any corresponding cash or other property.

There may be uncertainty as to the appropriate treatment of certain of the Fund’s investments for U.S. federal income tax purposes. In particular, the Fund expects to invest a portion of its assets in below investment grade instruments. U.S. federal income tax rules with respect to such instruments are not entirely clear about issues such as whether and to what extent the Fund should recognize interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, in connection with the Fund’s general intention to distribute sufficient income to qualify for and maintain its treatment as a RIC for U.S. federal income tax purposes, and to minimize the risk that it becomes subject to U.S. federal income tax or the 4% excise tax.

Income received by the Fund from sources outside the United States may be subject to withholding and other taxes imposed by such countries, thereby reducing income available to the Fund. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fund generally intends to conduct its investment activities to minimize the impact of foreign taxation, but there is no guarantee that the Fund will be successful in this regard. If more than 50% of the value of the Fund’s total assets at the close of its tax year consists of stock or securities of foreign corporations, the Fund will be eligible to elect to “pass-through” to its shareholders the foreign source amount of income distributed and the respective amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, such shareholder’s pro rata share of the foreign taxes paid or deemed paid by the Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against federal income tax (but not both).

The Fund may invest in shares of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). For these purposes, “shares” would include any interests in a PFIC that are treated as equity for U.S. federal income tax purposes. In general, a foreign company is considered a PFIC in any taxable year if at least 50% of the average value of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general under the PFIC rules, an “excess distribution” received with respect to PFIC shares is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund generally will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior tax years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior tax years) even if the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC shares as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under one such election (i.e., a “QEF” election), the Fund generally would be required to include in its gross income its share of the PFIC’s ordinary earnings and net capital gains on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions would not apply. Alternatively, the Fund may be able to elect to mark its PFIC shares to market, resulting in any unrealized gains at the Fund’s tax year end being treated as though they were recognized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of the PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior tax years with respect to the PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income, gain or loss with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be recognized by Fund shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares. Note that distributions from a PFIC are not eligible for the reduced rate of tax on distributions of “qualified dividend income” as discussed below.

Some of the CLOs in which the Fund may invest may be PFICs, which are generally subject to the tax consequences described above. Investments in certain equity interests (which for these purposes includes certain debt tranches that are treated as equity for U.S. federal income tax purposes) of CLOs that are subject to treatment as PFICs for U.S. federal income tax purposes may cause the Fund to recognize income in a tax year in excess of the Fund’s distributions from such CLOs and other PFICs and the Fund’s proceeds from sales or other dispositions of equity interests in such CLOs and other PFICs during that tax year. As a result, the Fund generally would be required to distribute such income to satisfy the distribution requirements applicable to RICs.

If the Fund holds 10% or more (by vote or value) of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation (“CFC”), including equity tranche investments and certain debt tranche investments in a CLO treated as a CFC, the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation of an amount equal to the Fund’s pro rata share of the foreign corporation’s “subpart F income” for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution to the Fund during such tax year. This deemed distribution is required to be included in the income of certain U.S. shareholders of a CFC, such as the Fund, regardless of whether a U.S. shareholder has made a QEF election with respect to such CFC. The Fund is generally required to distribute such income in order to satisfy the distribution requirements applicable to RICs, even to the extent the Fund’s income from a CFC exceeds the distributions from the CFC and the Fund’s proceeds from the sales or other dispositions of CFC stock during that tax year. In general, a foreign corporation will be treated as a CFC for U.S. federal income tax purposes if more than 50% of the shares of the foreign corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. shareholders. A “U.S. shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power or value of all classes of shares of a corporation.

The functional currency of the Fund, for U.S. federal income tax purposes, is the U.S. dollar. Gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time a Fund accrues interest income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities generally are respectively characterized as ordinary income or ordinary loss for U.S. federal income tax purposes. Similarly, on the sale or other disposition of certain investments, including debt securities, certain forward contracts, as well as other derivative financial instruments, denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are generally treated as ordinary income or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of the Fund’s investment company taxable income subject to distribution to Fund shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that the Fund must distribute to qualify for tax treatment as a RIC and to prevent application of corporate income tax or the 4% excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a tax year, any distributions made by the Fund during the tax year before such losses were recognized may be recharacterized as a return of capital to Fund shareholders for U.S. federal income tax purposes, the treatment of which is described below, rather than as ordinary dividend income.

The CLO issuers in which the Fund invests will generally operate pursuant to investment guidelines intended to ensure that the CLO is not treated for U.S. federal income tax purposes as engaged in a U.S. trade or business. If a CLO issuer fails to comply with the investment guidelines, or if the IRS otherwise successfully asserts that the CLO should be treated as engaged in a U.S. trade or business, such CLO could be subject to U.S. federal income tax, which could reduce the amount available to distribute to mezzanine debt and equity holders in such CLO, including the Fund.

The U.S. Foreign Account Tax Compliance Act (“FATCA”) provisions of the Code impose a withholding tax of 30% on certain U.S. source periodic payments, including interest and dividends, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its U.S. account holders and its U.S. owners. Most CLOs in which the Fund invests will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which the Fund invests fails to properly comply with these reporting requirements, certain payments received by such CLO may be subject to the 30% withholding tax, which could reduce the amount available to distribute to equity and mezzanine debt holders in such CLO, including the Fund.

If the Fund utilizes leverage through the issuance of preferred shares or borrowings, it will be prohibited from declaring a distribution or dividend if it would fail the applicable asset coverage test(s) under the 1940 Act after the payment of such distribution or dividend. In addition, certain covenants in credit facilities or indentures may impose greater restrictions on the Fund’s ability to declare and make distributions on common shares. Limits on the Fund’s ability to make distributions on common shares may prevent the Fund from meeting the distribution requirements described above and, as a result, may affect the Fund’s ability to be subject to tax as a RIC or subject the Fund to corporate income tax or the 4% excise tax. The Fund endeavors to avoid restrictions on its ability to make distributions to its shareholders. If the Fund is precluded from making distributions on common shares because of any applicable asset coverage requirements, the terms of preferred shares (if any) may provide that any amounts so precluded from being distributed, but required to be distributed by the Fund to enable the Fund to satisfy the distribution requirements that would enable the Fund to be subject to tax as a RIC, will be paid to the holders of preferred shares as a special distribution. This distribution can be expected to decrease the amount that holders of preferred shares would be entitled to receive upon redemption or liquidation of such preferred shares.

Certain of the Fund’s investments and hedging or derivative transactions are expected to be subject to special U.S. federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower-taxed long-term capital gains into higher-taxed short-term capital gains or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (4) adversely affect when a purchase or sale of shares or securities is deemed to occur, (5) adversely alter the intended characterization of certain complex financial transactions, (6) cause the Fund to recognize income or gain without a corresponding receipt of cash, (7) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (8) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment and (9) produce income that will not constitute Qualifying RIC Income. The application of these rules could cause the Fund to be subject to U.S. federal income tax or the 4% excise tax and, under certain circumstances, could affect the Fund’s status as a RIC. The Fund monitors its investments and may make certain tax elections to mitigate the effect of these provisions.

The remainder of this discussion assumes that the Fund has qualified for and maintained its treatment as a RIC for U.S. federal income tax purposes and has satisfied the distribution requirements described above.

Taxation of U.S. Shareholders

Distributions

Distributions of the Fund’s ordinary income and net short-term capital gains will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions (or deemed distributions, as described above), if any, of net capital gains that are properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time a shareholder has owned common shares. The ultimate tax characterization of the Fund’s distributions made in a tax year cannot be determined until after the end of the tax year. As a result, the Fund may make total distributions during a tax year in an amount that exceeds the current and accumulated earnings and profits of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital that will be applied against and reduce the shareholder’s tax basis in its common shares. To the extent that the amount of any such distribution exceeds the shareholder’s tax basis in its common shares, the excess will be treated as gain from a sale or exchange of common shares. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional common shares.

A return of capital to shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result from such reduction in tax basis, shareholders may be subject to tax in connection with the sale of common shares, even if such common shares are sold at a loss relative to the shareholder’s original investment.

It is expected that a substantial portion of the Fund’s income will consist of ordinary income. For example, interest and OID derived by the Fund are characterized as ordinary income for U.S. federal income tax purposes. As noted above, as a result of the Fund’s election under Section 475(f) of the Code, the Fund is required each year to mark-to-market certain securities that it holds and thereby recognizes gain or loss that is reported as ordinary gain or loss as if it had sold those securities for their fair market value. The mark-to-market election also requires the Fund to recognize any accrued market discount on its debt securities held at the end of each year as ordinary income, instead of upon disposition of the applicable debt obligation. Debt obligations will be treated as acquired with “market discount” if they have a fixed maturity date of more than one year from the date of issuance and are acquired by the Fund in the secondary market at a price below their stated redemption price at maturity (or, in the case of securities with OID, at a price below their revised issue price), unless the discount is less than a specified de minimis amount. In addition, any realized gains from the sale of securities will be recognized as ordinary gains or losses.

Distributions made by the Fund to a corporate shareholder will qualify for the dividends-received deduction only to the extent that the distributions consist of qualifying dividends received by the Fund from domestic corporations. In addition, any portion of the Fund’s dividends otherwise qualifying for the dividends-received deduction will be disallowed or reduced if the corporate shareholder fails to satisfy certain requirements, including a holding period requirement, with respect to its common shares. Distributions of “qualified dividend income” to an individual or other non-corporate shareholder will be treated as “qualified dividend income” to such shareholder and generally will be taxed at long-term capital gain rates, provided the shareholder satisfies the applicable holding period and other requirements. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Given the Fund’s investment strategy, it is not expected that a significant portion of the distributions made by the Fund will be eligible for the dividends-received deduction or the reduced rates applicable to “qualified dividend income.”

Certain distributions reported by the Fund as Section 163(j) interest dividends may be eligible to be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Code Section 163(j). Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

If a person acquires common shares before the record date of a distribution, the price of the shares may include the value of the distribution, and the person will be subject to tax on the distribution even though economically it may represent a return of the person’s investment in such shares.

Distributions paid by the Fund generally will be treated as received by a shareholder at the time the distribution is made. However, the Fund may, under certain circumstances, elect to treat a distribution that is paid during the following tax year as if it had been paid during the tax year in which the income or gains supporting the distribution was earned. If the Fund makes such an election, the shareholder will still be treated as receiving the distribution in the tax year in which the distribution is received. In this instance, however, any distribution declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following calendar year, will still be treated for tax purposes as if it had been received by shareholders on December 31 of the calendar year in which the distribution was declared, as discussed above under “Taxation of the Fund.”

The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its taxable income (such as ordinary income, capital gains, dividends qualifying for the dividends-received deduction and qualified dividend income) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, if the Fund issues preferred shares, the Fund intends each year to allocate capital gain dividends (and any dividends qualifying for the dividends-received deduction or dividends treated as qualified dividend income) between its common shares and preferred shares in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year. Distributions in excess of the Fund’s current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the common shares and preferred shares. Since the Fund’s current and accumulated earnings and profits will first be used to pay dividends on its preferred shares, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of common shares.

Shareholders will be notified annually, as promptly as practicable after the end of each calendar year, as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional common shares will receive a report as to the Net Asset Value of those common shares.

Sale or Exchange of Common Shares

Upon the sale or exchange of common shares (except pursuant to a redemption, as described below), a shareholder generally will recognize capital gain or loss. The amount of the gain or loss will be equal to the difference between the amount received for the common shares and the shareholder’s adjusted tax basis in the relevant shares. Such gain or loss generally will be a long-term capital gain or loss if the shareholder has held such common shares as capital assets for more than one year. Otherwise, the gain or loss will be treated as short-term capital gain or loss.

Losses realized by a shareholder on the sale or exchange of common shares held as capital assets for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gains received (or deemed received, as discussed above) with respect to such shares. In addition, no loss will be allowed on a sale or exchange of common shares if the shareholder acquires (including through reinvestment of distributions or otherwise), or enters into a contract or option to acquire, substantially identical shares within 30 days before or after the sale or exchange of such shares at a loss. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

In general, U.S. shareholders currently are generally subject to a maximum U.S. federal income tax rate of either 15% or 20% (depending on whether the shareholder’s income exceeds certain threshold amounts) on their net capital gains (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in common shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. shareholders currently are subject to U.S. federal income tax on net capital gains at the 21% rate also applied to ordinary income. Non-corporate shareholders with net capital losses for a tax year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each tax year. Any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent tax years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a tax year, but may carry back such losses for three tax years or carry forward such losses for five tax years.

If the Fund redeems any common shares held by a shareholder, the redemption will be treated as a sale or exchange, the treatment of which is described above, if the redemption (i) is a “complete termination” of the shareholder’s equity interest in the Fund, (ii) is a “substantially disproportionate” redemption with respect to the shareholder or (iii) is “not essentially equivalent to a dividend” with respect to the shareholder. In determining whether any of these tests has been met, a shareholder must take into account not only common shares that are actually owned but also other shares that the shareholder constructively owns within the meaning of Section 318 of the Code. If none of these alternative tests are met, the redemption will be treated as a distribution with respect to the common shares, the treatment of which is described above.

Under Treasury Regulations, if a shareholder recognizes losses with respect to common shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct owners of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Reporting of adjusted cost basis information to the IRS and to taxpayers is generally required for covered securities, which generally include shares of a RIC. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of common shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. U.S. persons that are individuals, estates or trusts are urged to consult their tax advisors regarding the applicability of this tax to their income and gains in respect of their investment in the Fund.

Backup Withholding and Information Reporting

Information returns will generally be filed with the IRS in connection with payments on common shares and the proceeds from a sale or other disposition of common shares. A shareholder will generally be subject to backup withholding on all such amounts if it fails to provide the payor with its correct taxpayer identification number (generally, in the case of a U.S. shareholder, on an IRS Form W-9) and to make required certifications or otherwise establish an exemption from backup withholding. Corporate shareholders and certain other shareholders generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld as backup withholding may be refunded or credited against the applicable shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Taxation of Non-U.S. Shareholders

Whether an investment in the Fund is appropriate for a non-U.S. shareholder (as defined below) will depend upon that investor’s particular circumstances. An investment in the Fund by a non-U.S. shareholder may have adverse tax consequences. Non-U.S. shareholders should consult their tax advisors before investing in common shares.

The U.S. federal income taxation of a shareholder that is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “non-U.S. shareholder”), depends on whether the income that the shareholder derives from the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

As a RIC is a corporation for U.S. federal income tax purposes, its business activities generally will not be attributed to its shareholders for purposes of determining their treatment under current law. Therefore, a foreign shareholder should not be considered to earn income “effectively connected” with a U.S. trade or business solely as a result of activities conducted by the Fund.

If the income that a non-U.S. shareholder derives from the Fund is not “effectively connected” with a U.S. trade or business carried on by such non-U.S. shareholder, distributions of “investment company taxable income” will generally be subject to a U.S. federal withholding tax at a 30% rate (or a lower rate provided under an applicable treaty). Alternatively, if the income that a non-U.S. shareholder derives from the Fund is effectively connected with a U.S. trade or business of the non-U.S. shareholder, the Fund will not be required to withhold U.S. federal tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements, although such income will be subject to U.S. federal income tax in the manner described below and at the rates applicable to U.S. residents. Backup withholding will not, however, be applied to payments that have been subject to the respective rate of withholding tax applicable to non-U.S. shareholders.

A non-U.S. shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business will generally be exempt from U.S. federal income tax on capital gains distributions, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of common shares. If, however, such a non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for 183 days or more during the tax year and meets certain other requirements, such capital gains distributions, undistributed capital gains and gains from the sale or exchange of common shares will be subject to tax at a 30% rate (or a lower rate provided under an applicable treaty).In addition, a redemption of shares of common stock may be subject to U.S. federal income tax withholding to the extent such redemption is treated as a taxable distribution, as described above.

Furthermore, properly reported distributions by the Fund that are received by non-U.S. shareholders are generally exempt from U.S. federal withholding tax when they (a) are paid by the Fund in respect of the Fund’s “qualified net interest income” (i.e., the Fund’s U.S. source interest income, subject to certain exceptions, reduced by expenses that are allocable to such income), or (b) are paid by the Fund in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gains over the Fund’s long-term capital losses for such tax year). To qualify for this exemption from withholding for interest-related dividends, a non-U.S. shareholder must comply with applicable certification requirements relating to its non-U.S. tax residency status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP, or an acceptable substitute or successor form). However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible distributions as derived from such qualified net interest income or from such qualified short-term capital gains, and a portion of the Fund’s distributions (e.g., derived from interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Moreover, in the case of common shares held through an intermediary, the intermediary may have withheld amounts even if the Fund reported all or a portion of a distribution as exempt from U.S. federal withholding tax. Thus, an investment in the common shares by a non-U.S. shareholder may have adverse tax consequences as compared to a direct investment in the assets in which the Fund will invest.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, any distributions of “investment company taxable income,” capital gains distributions, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of common shares will be subject to U.S. federal income tax, on a net income basis, in the same manner as, and at the graduated rates applicable to, U.S. persons. If such a non-U.S. shareholder is a corporation, it may also be subject to the U.S. branch profits tax.

A non-U.S. shareholder other than a corporation may be subject to backup withholding on distributions that are otherwise exempt from withholding tax or on distributions that would otherwise be taxable at a reduced treaty rate if such shareholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption.

If the Fund distributes net capital gains in the form of deemed rather than actual distributions, a non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. To obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

Under the FATCA provisions of the Code, the Fund is required to withhold U.S. tax (at the applicable rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the potential application of the U.S. estate tax.

Other Taxes

Shareholders may be subject to state, local and non-U.S. taxes applicable to their investment in the Fund. In some states or localities, entity-level tax treatment and the treatment of distributions made to shareholders under those jurisdictions’ tax laws may differ from the treatment under the Code. Accordingly, an investment in common shares may have tax consequences for shareholders that are different from those of a direct investment in the Fund’s portfolio investments. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

DIVIDEND REINVESTMENT PLAN

The Fund will operate under a Dividend Reinvestment Plan (the “DRP”) administered by Equiniti as plan agent (the “Plan Agent”). Under the DRP, the Fund’s cash dividends and/or distributions (together, the “Dividends”), net of any applicable U.S. withholding tax, are reinvested in additional shares of the same class of shares of the Fund as the Dividends related to.

Shareholders automatically participate in the DRP unless they opt out by notifying the Plan Agent via telephone, in writing, or through the Plan Agent’s online portal. An opt-out election must be received by the Plan Agent before the record date of a Dividend for such election to be effective. Shareholders holding shares through a nominee (e.g., a broker) must contact their nominee to make such elections. Shareholders who opt out will receive Dividends in cash.

Under the DRP, whenever the Fund declares a Dividend, the Plan Agent will reinvest such Dividends in newly issued shares of the Fund at a price per share equal to 95% of the market price per share at the close of regular trading on the NYSE on the Dividend payment date (or, if no sale is reported that day, the average of the last bid and ask prices reported by the NYSE). While the Fund plans to generally issue new shares for DRP purposes, the Board reserves the right to authorize the purchase of shares in the open market in connection with the implementation of the DRP.

The Plan Agent will maintain all shareholder accounts under the DRP and furnish written confirmations of transactions. Shares held under the DRP will be maintained in book-entry form under the Plan Agent’s name or nominee. The Plan Agent will forward all proxy materials and vote shares in accordance with participant instructions.

Participants may withdraw some or all of their shares from the DRP or sell shares through the Plan Agent by submitting a request. Full withdrawals will be processed in whole shares, with any fractional shares settled in cash at market value, less any applicable fees. A transaction fee of $15.00 plus a per-share brokerage fee of $0.07, borne by the Participant, applies to sales of shares conducted through the Plan Agent. Sales of shares through other brokers will be subject to different fees and charges.

Neither the Plan Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “U.S. Federal Income Tax Matters.”

The Fund reserves the right to amend or terminate the DRP upon 60 days’ notice to shareholders. There is no direct service charge to participants with regard to purchases under the DRP; however, the Fund reserves the right to amend the DRP to include a service charge payable by the participants.

All correspondence concerning the DRP should be directed to Equiniti at P.O. BOX 10027, Newark NJ 07101. Certain transactions can be effectuated by calling one of these toll free numbers: (800) 937-5449 or (718) 921-8124.

REGULATION AS A CLOSED-END MANAGEMENT INVESTMENT COMPANY

General

As a registered closed-end management investment company, the Fund is subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of its outstanding voting securities, the Fund may not:

●	change its classification to an open-end management investment company;

●	alter any of its fundamental policies, which are set forth below in “— Fundamental Investment Restrictions;” or

●	change the nature of its business so as to cease to be an investment company.

A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy or (b) more than 50% of the outstanding voting securities of such company.

As with other companies regulated by the 1940 Act, a registered closed-end management investment company must adhere to certain substantive regulatory requirements. A majority of its trustees must be persons who are not “interested persons” of the Fund, as that term is defined in the 1940 Act. The Fund is required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the closed-end management investment company. Furthermore, as a registered closed-end management investment company, the Fund is prohibited from protecting any trustee or officer against any liability to the Fund or its shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. The Fund may also be prohibited under the 1940 Act from knowingly participating in certain transactions with its affiliates absent exemptive relief or other prior approval by the SEC.

The Fund will generally not be able to issue and sell its common shares at a price below the then current net asset value per share (exclusive of any distributing commission or discount). The Fund may, however, sell its common shares at a price below the then current net asset value per share if its Board determines that such sale is in its best interests and the best interests of the Fund’s shareholders, and the holders of a majority of the Fund’s shares approves such sale. In addition, the Fund may generally issue new shares at a price below its net asset value per share in rights offerings to existing shareholders, in payment of dividends and in certain other limited circumstances.

Fundamental Investment Restrictions

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the shares), are listed below. For the purposes of this prospectus, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less. The Fund may not:

(1)	Borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction. The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares.

(2)	Issue senior securities, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction.

(3)	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) to the extent permitted by the 1940 Act.

(4)	Invest more than 25% of the market value of its assets in the securities of companies, entities or issuers engaged in any one industry. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

(5)	Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in securities that are secured by or represent interests in real estate (e.g., mortgage loans evidenced by notes or other writings defined to be a type of security). Additionally, the preceding limitation on real estate or interests in real estate does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts), nor from disposing of real estate that may be acquired pursuant to a foreclosure (or equivalent procedure) upon a security interest.

(6)	Purchase or sell commodities, commodity contracts, including commodity futures contracts, unless acquired as a result of ownership of securities or other investments, except that the Fund may invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(7)	Make loans, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) shall not constitute loans by the Fund. Additionally, the preceding limitation on loans does not preclude the Fund from modifying note terms.

The Fund will treat with respect to participation interests both the financial intermediary and the borrower as “issuers” for purposes of fundamental investment restriction (5).

The fundamental investment limitations set forth above restrict the ability of the Fund to engage in certain practices and purchase securities and other instruments other than as permitted by, or consistent with, applicable law, including the 1940 Act. Relevant limitations of the 1940 Act as they presently exist are described below. These limitations are based either on the 1940 Act itself, the rules or regulations thereunder or applicable orders of the SEC. In addition, interpretations and guidance provided by the SEC staff may be taken into account to determine if a certain practice or the purchase of securities or other instruments is permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC. As a result, the foregoing fundamental investment policies may be interpreted differently over time as the statute, rules, regulations or orders (or, if applicable, interpretations) that relate to the meaning and effect of these policies change, and no vote of shareholders, as applicable, will be required or sought.

Non-Fundamental Investment Restrictions

The Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board without the approval of the holders of a majority of the outstanding voting securities of the Fund. The Fund may not:

(1)	Change or alter the Fund’s investment objective or 80% policy;

(2)	Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law, including any exemptive orders issued by the SEC; and

(3)	Purchase any securities on margin except as may be necessary in connection with transactions described in this prospectus and except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio investments (the deposit or payment by the Fund of initial or variation margin in connection with swaps, forward contracts and financial futures contracts and options thereon is not considered the purchase of a security on margin).

Compliance with any policy or limitation of the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund’s assets or if a borrower distributes equity securities incident to the purchase or ownership of a portfolio investment or in connection with a reorganization of a borrower. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

Proxy Voting Policy and Proxy Voting Record

The Fund has delegated its proxy voting responsibility to the Adviser. The proxy voting policies and procedures of the Adviser are set forth below. The guidelines are reviewed periodically by the Adviser and the Independent Trustees and, accordingly, are subject to change.

It is the policy of the Fund to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to the Fund’s Adviser as a part of the Adviser’s general management of the Fund’s portfolio, subject to the continuing oversight of the Board. The Board has delegated such responsibility to the Adviser, and directs the Adviser to vote proxies relating to portfolio securities held by the Fund consistent with the proxy voting policies and procedures. The Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the proxy voting policies and procedures, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Fund.

The right to vote a proxy with respect to portfolio securities held by the Fund is an asset of the Fund. The Adviser, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders. In discharging this fiduciary duty, the Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

The Fund plans to file an annual report of each proxy voted with respect to portfolio securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

Privacy Policy

The Fund is committed to protecting your privacy. This privacy notice explains its privacy policies and those of its affiliated companies. The terms of this notice apply to both current and former shareholders. The Fund will safeguard all information it receives about you in accordance with reasonable and proportional standards of security and confidentiality under applicable federal law. The Fund have implemented procedures that are designed to restrict access to your personal information to authorized employees of the Adviser, the Administrator and their affiliates and service providers who need to know your personal information to perform their jobs, and in connection with servicing your account. The Fund’s goal is to limit the collection and use of information about you. While the Fund may share your personal information with its affiliates in connection with servicing your account, its affiliates are not permitted to share your information with non-affiliated entities, except as permitted or required by law.

When you purchase the Fund’s shares and in the course of providing you with products and services, the Fund and certain of its service providers, such as a transfer agent, may collect personal information about you, such as your name, address, social security number or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.

The Fund does not disclose any personal information provided by you or gathered by the Fund to non-affiliated third parties, except as permitted or required by law or for the Fund’s everyday business purposes, such as to process transactions or service your account. For example, the Fund may share your personal information in order to send you annual and semiannual reports, proxy statements and other information required by law, and to send you information the Fund believes may be of interest to you. The Fund may disclose your personal information to unaffiliated third party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Fund. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. The Fund may also provide your personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants, or to other third parties as permitted by law.

In addition to disclosing your information to third parties in the context of providing the services you request, the Fund reserves the right to disclose or report personal or account information to non-affiliated third parties where the Fund believes in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect its rights or property. The Fund may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since the Fund expects to acquire and dispose of most of its investments in privately negotiated transactions or in the over-the-counter markets, the Fund will generally not be required to pay a stated brokerage commission. However, to the extent a broker-dealer is involved in a transaction, the price the Fund pays or receive, as applicable, may reflect a mark-up or mark-down. Subject to policies established by the Board, the Adviser will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of the Fund’s portfolio transactions and the allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for the Fund under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), ability to achieve prompt and reliable executions at favorable prices, operational efficiency with which transactions are affected, financial strength, integrity, and stability of the broker, availability to finance trades and to borrow for short sales, any special expertise or capabilities of the broker, (if applicable) competitiveness of commission rates in comparison with other brokers satisfying the Adviser’s other selection criteria. It is not necessary to select the broker offering the lowest commission rate, and the Adviser may cause the Fund account to pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction in recognition of the value of the quality of the brokerage services in light of the above selection criteria. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, the Adviser may receive in-house research or recommendations or execution- or brokerage-related facilities or services from brokers or dealers when (i) the firm believes they are customarily provided to customers at no cost, or when (ii) the firm determines in good faith that the commissions charged by a broker are reasonable in relation to the value of the brokerage, execution, and research-related services provided by such broker. The Adviser’s policy prohibits arrangements to use commissions or “soft dollars” to compensate dealers for non-execution or non-research services.

It is against the Adviser’s policy to “pay up” for services in connection with fixed income transactions with dealers where there is no explicit commission or mark-up and the dealer is not acting as agent or riskless principal.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is a person who beneficially owns more than 25% of the voting securities of a company. The following table sets forth certain ownership information as of March 31, 2026 with respect to the Fund’s common shares of beneficial interest held by all of the Fund’s officers and trustees as a group. As of March 31, 2026, the Fund was not aware of any persons who directly or indirectly own, control or hold with the power to vote, 5% or more of the Fund’s outstanding common shares of beneficial interest.

	Common Shares Beneficially Owned
Name	Number	%
All officers and trustees as a group (11 persons)	520,275	1.4%

See “Management of the Fund – Trustee and Executive Officer Beneficial Ownership of Shares” in this prospectus for more information regarding the beneficial ownership of equity securities of the Fund by the Fund’s officers and trustees.

PLAN OF DISTRIBUTION (CONFLICT OF INTEREST)

The shares of our common stock offered by this prospectus are being offered by the Selling Shareholder, Citizens JMP Securities, LLC (“Citizens JMP”). The shares may be sold or distributed from time to time by the Selling Shareholder directly to one or more purchasers or through brokers, dealers, or underwriters who may act solely as agents at market prices prevailing at the time of sale, at prices related to the prevailing market prices, at negotiated prices, or at fixed prices, which may be changed. The sale of the shares of our common stock offered by this prospectus could be effected in one or more of the following methods:

●	ordinary brokers’ transactions;

●	transactions involving cross or block trades;

●	through brokers, dealers, or underwriters who may act solely as agents;

●	“at the market” into an existing market for our common stock;

●	in other ways not involving market makers or established business markets, including direct sales to purchasers or sales effected through agents;

●	in privately negotiated transactions; or

●	any combination of the foregoing.

In order to comply with the securities laws of certain states, if applicable, the shares may be sold only through registered or licensed brokers or dealers. In addition, in certain states, the shares may not be sold unless they have been registered or qualified for sale in the state or an exemption from the state’s registration or qualification requirement is available and complied with.

The Selling Shareholder is an “underwriter” within the meaning of Section 2(a)(11) of the Securities Act.

The Selling Shareholder has informed us that it, as a registered broker-dealer and FINRA member, presently anticipates acting, but is not required to act, as a broker to effectuate resales, if any, of our common stock that it may acquire from us pursuant to the Purchase Agreement, and that it may also engage one or more other registered broker-dealers to effectuate resales, if any, of such common stock that it may acquire from us. Such resales will be made at prices and at terms then prevailing or at prices related to the then current market price. Each such registered broker-dealer will be an underwriter within the meaning of Section 2(a)(11) of the Securities Act. The Selling Shareholder has informed us that each such broker-dealer it engages to effectuate resales of our common stock on its behalf, may receive commissions from the Selling Shareholder for executing such resales for the Selling Shareholder and, if so, such commissions will not exceed customary brokerage commissions.

The Selling Shareholder is a registered broker-dealer and FINRA member, and will act as an executing broker that will effectuate resales of our common stock that may be acquired by the Selling Shareholder from us pursuant to the Purchase Agreement to the public in this offering. Because the Selling Shareholder will receive all the net proceeds from such resales of our common stock made to the public through the Selling Shareholder, the Selling Shareholder is deemed to have a “conflict of interest” within the meaning of FINRA Rule 5121. Consequently, this offering will be conducted in compliance with the provisions of FINRA Rule 5121. Pursuant to that rule, the appointment of a “qualified independent underwriter” is not required in connection with this offering, as a “bona fide public market,” as defined in Rule 5121, exists for the securities offered. In accordance with FINRA Rule 5121, the Selling Shareholder is not permitted to sell shares of our common stock in this offering to an account over which it exercises discretionary authority without the prior specific written approval of the account holder.

Except as set forth above, we know of no existing arrangements between the Selling Shareholder and any other stockholder, broker, dealer, underwriter or agent relating to the sale or distribution of the shares of our common stock offered by this prospectus.

Brokers, dealers, underwriters or agents participating in the distribution of the shares of our common stock offered by this prospectus may receive compensation in the form of commissions, discounts, or concessions from the purchasers, for whom the broker-dealers may act as agent, of the shares sold by the Selling Shareholder through this prospectus. The compensation paid to any such particular broker-dealer by any such purchasers of shares of our common stock sold by the Selling Shareholder may be less than or in excess of customary commissions. Neither we nor the Selling Shareholder can presently estimate the amount of compensation that any agent will receive from any purchasers of shares of our common stock sold by the Selling Shareholder.

We may from time to time file with the SEC one or more supplements to this prospectus or amendments to the registration statement of which this prospectus forms a part to amend, supplement or update information contained in this prospectus, including, if and when required under the Securities Act, to disclose certain information relating to a particular sale of shares offered by this prospectus by the Selling Shareholder, including with respect to any compensation paid or payable by the Selling Shareholder to any brokers, dealers, underwriters or agents that participate in the distribution of such shares by the Selling Shareholder, and any other related information required to be disclosed under the Securities Act.

We will pay the expenses incident to the registration under the Securities Act of the offer and sale of the shares of our common stock covered by this prospectus by the Selling Shareholder.

In addition, we have agreed to reimburse the Selling Shareholder for the reasonable legal fees and disbursements of the Selling Shareholder’s legal counsel in an amount not to exceed (i) $37,500 upon our execution of the Purchase Agreement and Registration Rights Agreement and (ii) $5,000 per fiscal quarter for the maximum three-year term of the Purchase Agreement, in each case in connection with the transactions contemplated by the Purchase Agreement and the Registration Rights Agreement. In accordance with FINRA Rule 5110, these reimbursed fees and expenses are deemed to be underwriting compensation in connection with sales of our common stock by the Selling Shareholder to the public. Moreover, in accordance with FINRA Rule 5110, the discount (which may range from 1.75% to 3.00%, as a function of the VWAP Purchase Share Amount or Intraday VWAP Purchase Share Amount, as the case may be) to current market prices of our common stock reflected in the purchase prices payable by the Selling Shareholder for our common stock that we may require it to purchase from us from time to time under the Purchase Agreement is deemed to be underwriting compensation in connection with sales of our common stock by the Selling Shareholder to the public.

We also have agreed to indemnify the Selling Shareholder and certain other persons against certain liabilities in connection with the offering of shares of our common stock offered hereby, including liabilities arising under the Securities Act or, if such indemnity is unavailable, to contribute amounts required to be paid in respect of such liabilities. The Selling Shareholder has agreed to indemnify us against liabilities under the Securities Act that may arise from certain written information furnished to us by the Selling Shareholder specifically for use in this prospectus or, if such indemnity is unavailable, to contribute amounts required to be paid in respect of such liabilities. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers, and controlling persons, we have been advised that in the opinion of the SEC this indemnification is against public policy as expressed in the Securities Act and is therefore, unenforceable.

We estimate that the total expenses for the offering will be approximately $0.2 million.

The Selling Shareholder has represented to us that at no time prior to the date of the Purchase Agreement has the Selling Shareholder, its members, any of their respective officers, or any entity managed or controlled by the Selling Shareholder or its members, engaged in or effected, in any manner whatsoever, directly or indirectly, for its own account or for the account of any of its affiliates, any short sale (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of our common stock or any hedging transaction, which establishes a net short position with respect to our common stock. The Selling Shareholder has agreed that during the term of the Purchase Agreement, none of the Selling Shareholder, its members, any of their respective officers, or any entity managed or controlled by the Selling Shareholder or its members, will enter into or effect, directly or indirectly, any of the foregoing transactions for its own account or for the account of any other such person or entity.

We have advised the Selling Shareholder that it is required to comply with Regulation M promulgated under the Exchange Act. With certain exceptions, Regulation M precludes the Selling Shareholder, any affiliated purchasers, and any broker-dealer or other person who participates in the distribution from bidding for or purchasing, or attempting to induce any person to bid for or purchase any security which is the subject of the distribution until the entire distribution is complete. Regulation M also prohibits any bids or purchases made in order to stabilize the price of a security in connection with the distribution of that security. All of the foregoing may affect the marketability of the securities offered by this prospectus.

This offering will terminate on the date that all shares of our common stock offered by this prospectus have been sold by the Selling Shareholder.

Our common stock is currently listed on the NYSE under the symbol “EARN”.

The Selling Shareholder acts as a sales agent in connection with the Company’s “at the market” offering program, for which it receives a customary commission from the sale of any common shares sold through it under the Equity Distribution Agreement between it and the Fund.

The Selling Shareholder and/or one or more of its affiliates has provided, currently provides and/or from time to time in the future may provide various investment banking and other financial services for us and/or one or more of our affiliates that are unrelated to the transactions contemplated by the Purchase Agreement and the offering of shares for resale by the Selling Shareholder to which this prospectus relates, for which investment banking and other financial services they have received and may continue to receive customary fees, commissions and other compensation from us, aside from any discounts, fees and other compensation that the Selling Shareholder has received and may receive in connection with the transactions contemplated by the Purchase Agreement, including (i) the discount (which may range from 1.75% to 3.00%, as a function of the VWAP Purchase Share Amount or Intraday VWAP Purchase Share Amount, as the case may be) to current market prices of our common stock reflected in the purchase prices payable by the Selling Shareholder for our common stock that we may require it to purchase from us from time to time under the Purchase Agreement, and (iii) our reimbursement of up to an aggregate of $97,500 of the Selling Shareholder’s legal fees ($37,500 upon execution of the Purchase Agreement and $5,000 per fiscal quarter assuming a three-year term for the Purchase Agreement) in connection with the transactions contemplated by the Purchase Agreement and the Registration Rights Agreement.

SELLING SHAREHOLDER

This prospectus relates to the offer and sale by the Selling Shareholder of up to 7,500,000 common shares that have been or may be issued by the Fund pursuant to the Purchase Agreement. For additional information regarding the common shares covered by this prospectus, see the section titled "Committed Equity Financing" above. The Fund is registering such common shares pursuant to the Registration Rights Agreement entered into with the Selling Shareholder on April 16, 2026 in order to permit the Selling Shareholder to offer them for resale from time to time. Except for the transactions contemplated by the Purchase Agreement and the Registration Rights Agreement, and as set forth in "Plan of Distribution (Conflict of Interest)" herein, the Selling Shareholder has not had any material relationship with the Fund within the past three years.

The table below presents information regarding the Selling Shareholder and the common shares that may be resold hereunder from time to time. This table is based on information supplied to the Fund by the Selling Shareholder and reflects holdings as of April 8, 2026. The column titled "Maximum Number of Common Shares to be Offered Pursuant to this Prospectus" represents all common shares being offered for resale by the Selling Shareholder hereunder. The Selling Shareholder may sell some, all or none of such shares. The Fund does not know how long the Selling Shareholder will hold the shares before selling them and, except as set forth in "Plan of Distribution (Conflict of Interest)" herein, the Fund is not aware of any existing arrangements between the Selling Shareholder and any other shareholder, broker, dealer, underwriter or agent relating to the sale or distribution of the common shares offered for resale hereunder.

Beneficial ownership is determined in accordance with Rule 13d-3(d) promulgated by the SEC under the Exchange Act, and includes common shares with respect to which the Selling Shareholder has sole or shared voting or investment power. The percentage shown in the table below is based on 37,579,569 common shares outstanding on March 31, 2026. Because the purchase price per share to be paid by the Selling Shareholder for our common shares, if any, that we may elect to sell to the Selling Shareholder in one or more VWAP Purchases and one or more Intraday VWAP Purchases from time to time under the Purchase Agreement will be determined on the applicable Purchase Dates therefor, the actual number of our common shares that we may sell to the Selling Shareholder under the Purchase Agreement may be fewer than the number of shares being offered for resale under this prospectus. The fourth column assumes the resale by the Selling Shareholder of all of the common shares being offered for resale pursuant to this prospectus.

Name of Selling Shareholder	Number of Common Shares Beneficially Owned Prior to Offering (Number)(1)	Number of Common Shares Beneficially Owned Prior to Offering (Percent)(2)	Maximum Number of Common Shares to be Offered Pursuant to this Prospectus	Number of Common Shares Beneficially Owned After Offering (Number)(3)	Number of Common Shares Beneficially Owned After Offering (Percent)(2)
Citizens JMP(4)	—	—	7,500,000	—	—
(1)	In accordance with Rule 13d-3(d) under the Exchange Act, the Fund has excluded from the number of shares beneficially owned prior to the offering all of the common shares that the Selling Shareholder may be required to purchase under the Purchase Agreement, because the issuance of such shares is solely at the Fund's discretion and is subject to conditions contained in the Purchase Agreement, the satisfaction of which are entirely outside of the Selling Shareholder's control, including the registration statement that includes this prospectus becoming and remaining effective. Furthermore, the VWAP Purchases and the Intraday VWAP Purchases of common shares under the Purchase Agreement are subject to certain agreed upon maximum amount limitations set forth in the Purchase Agreement. Also, the Purchase Agreement prohibits the Fund from issuing and selling any common shares to the Selling Shareholder to the extent such shares, when aggregated with all other common shares then beneficially owned by the Selling Shareholder, would cause the Selling Shareholder's beneficial ownership of the Fund's common shares to exceed the 4.99% Beneficial Ownership Limitation. The Purchase Agreement also prohibits the Fund from issuing or selling common shares under the Purchase Agreement in excess of the 19.99% Exchange Cap, unless the Fund obtains shareholder approval to do so, or unless sales of common shares are made by the Fund to the Selling Shareholder at a price equal to or greater than the base price (as defined in the Purchase Agreement), such that the Exchange Cap limitation would not apply under applicable NYSE rules. Neither the Beneficial Ownership Limitation nor the Exchange Cap (to the extent applicable under NYSE rules) may be amended or waived under the Purchase Agreement.

(2)	Applicable percentage ownership is based on 37,579,569 common shares outstanding as of March 31, 2026.

(3)	Assumes the sale of all common shares being offered pursuant to this prospectus.

(4)	The business address of Citizens JMP is 1301 Avenue of the Americas, New York, NY 10019. Citizens JMP is a registered broker-dealer and FINRA member. Citizens JMP will act as an executing broker that will effectuate resales of our common stock that have been and may be acquired by Citizens JMP from us pursuant to the Purchase Agreement to the public in this offering. See “Plan of Distribution (Conflict of Interest)” for more information..

SHARES ELIGIBLE FOR FUTURE SALE

Upon completion of this offering, 45,079,569 common shares will be outstanding, based on the 37,579,569 common shares outstanding as of March 31, 2026 and assuming the sale of all 7,500,000 common shares registered for resale by the Selling Shareholder hereunder. Common shares covered by this prospectus that are held by non-affiliates will be freely tradable without restriction or limitation under the Securities Act. Any common shares acquired in this offering by the Fund's affiliates, as defined under the Securities Act, will be subject to the manner of sale and volume limitations, and public information requirements, of Rule 144 thereunder.

Sales under Rule 144 promulgated under the Securities Act by the Fund's affiliates are subject to certain manner of sale limitations, notice requirements and the availability of current public information about the Fund. No assurance can be given as to (a) the likelihood that an active market for the Fund's common shares will develop, (b) the liquidity of any such market, (c) the ability of shareholders to sell the Fund's securities, or (d) the prices that shareholders may obtain therefor. No prediction can be made as to the effect, if any, that future sales of common shares, or the availability of common shares for future sales, will have on prevailing market prices. Sales of substantial amounts of the Fund's securities, or the perception that such sales could occur, may adversely affect prevailing market prices thereof.

FINANCIAL STATEMENTS

The Fund’s consolidated financial statements for the period from April 1, 2025 to September 30, 2025 are incorporated by reference herein from the Fund’s semi-annual report on Form N-CSR filed with the SEC on November 21, 2025.

Below are the Company's audited consolidated financial statements as of March 31, 2025 and December 31, 2024 and 2023 and for the period January 1, 2025- March 31, 2025 and the years ended December 31, 2024 and 2023.

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS		Page

CONSOLIDATED FINANCIAL STATEMENTS AS OF MARCH 31, 2025 AND DECEMBER 31, 2024 AND 2023 AND FOR THE THREE-MONTH PERIODS ENDED MARCH 31, 2025 AND 2024 AND YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023
Report of Independent Registered Public Accounting Firm	(PCAOB ID NO. 238)	126
Consolidated Balance Sheets		128
Consolidated Statements of Operations		129
Consolidated Statements of Shareholders’ Equity		130
Consolidated Statements of Cash Flows		131
Notes to Consolidated Financial Statements		133

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Ellington Credit Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Ellington Credit Company and its subsidiaries (the “Company”) as of March 31, 2025, December 31, 2024 and 2023, and the related consolidated statements of operations, of shareholders’ equity and of cash flows for the three-month period ended March 31, 2025, and for the two years in the period ended December 31, 2024, including the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of March 31, 2025, December 31, 2024 and 2023, and the results of its operations, shareholders’ equity and its cash flows for the three-month period ended March 31, 2025, and for the two years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matter communicated below is a matter arising from the current period audit of the consolidated financial statements that was communicated or required to be communicated to the audit committee and that (i) relates to accounts or disclosures that are material to the consolidated financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

Valuation of Certain Level 3 Investments in Securities

As described in Notes 2 and 4 to the consolidated financial statements, the Company held $133.9 million of total level 3 investments in securities, at fair value as of March 31, 2025. The Company has chosen to elect the fair value option for its investments in securities. Management generally uses third-party valuations when available, if third-party valuations are not available, management uses other valuation techniques, such as the discounted cash flow methodology. Management’s estimate of fair value may be based on several assumptions, including but not limited to management’s estimates of yield.

The principal considerations for our determination that performing procedures relating to the valuation of certain level 3 investments in securities is a critical audit matter are (i) the significant judgment by management in determining the fair value of these investments, which in turn led to (ii) a high degree of auditor judgment, subjectivity, and effort in performing procedures and evaluating audit evidence related to the valuation of these level 3 investments and the assumptions related to yield.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included, among others, for a sample of investments (i) testing the completeness and accuracy of data provided by management; (ii) comparing management’s estimate of fair value to independent sources, where available.

/s/ PricewaterhouseCoopers LLP

New York, New York
June 23, 2025

We have served as the Company’s auditor since 2012.

ELLINGTON CREDIT COMPANY
CONSOLIDATED BALANCE SHEETS

	March 31, 2025	December 31, 2024	December 31, 2023
(In thousands except for share amounts)
ASSETS
Cash and cash equivalents	$17,375	$31,840	$38,533
Securities, at fair value(1)	754,241	683,915	773,548
Due from brokers	4,308	21,517	3,245
Financial derivatives–assets, at fair value	476	41,867	74,279
Reverse repurchase agreements	—	23,000	—
Receivable for securities sold	336	11,077	51,132
Interest and principal receivable	6,414	10,536	4,522
Other assets	407	340	431
Total Assets	$783,557	$824,092	$945,690
LIABILITIES AND SHAREHOLDERS’ EQUITY LIABILITIES
Repurchase agreements	$517,538	$562,974	$729,543
Payable for securities purchased	27,439	1,997	12,139
Due to brokers	914	30,671	54,476
Financial derivatives–liabilities, at fair value	957	5,681	7,329
U.S. Treasury securities sold short, at fair value	—	22,578	—
Dividend payable	3,005	2,372	1,488
Accrued expenses and other liabilities	2,416	1,488	1,153
Management fee payable to affiliate	860	729	513
Interest payable	1,927	1,876	2,811
Total Liabilities	555,056	630,366	809,452
SHAREHOLDERS’ EQUITY
Preferred shares, par value $0.01 per share, 100,000,000 shares authorized; (0, 1,000, and 0 shares issued and outstanding, respectively)	—	1	—
Common shares, par value $0.01 per share, 500,000,000 shares authorized; (37,559,195, 29,651,553, and 18,601,464 shares issued and outstanding, respectively)	376	297	186
Additional paid-in-capital	399,869	348,587	274,698
Accumulated deficit	(171,744)	(155,159)	(138,646)
Total Shareholders’ Equity	228,501	193,726	136,238
Total Liabilities and Shareholders’ Equity	$783,557	$824,092	$945,690

(1)	Includes assets pledged as collateral to counterparties. See Note 6 for additional details on the Company’s borrowings and related collateral.

See Notes to Consolidated Financial Statements

ELLINGTON CREDIT COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three-Month Period Ended		Year Ended
	March 31, 2025	March 31, 2024	December 31, 2024	December 31, 2023
(In thousands except for per share amounts)		(Unaudited)
INTEREST INCOME (EXPENSE)
Interest income	$15,462	$10,379	$49,863	$42,549
Interest expense	(6,215)	(10,100)	(34,794)	(45,256)
Total net interest income (expense)	9,247	279	15,069	(2,707)
EXPENSES
Management fees to affiliate	860	538	2,539	1,804
Professional fees	603	339	2,107	1,132
Compensation expense	427	270	1,555	735
Insurance expense	93	94	370	382
Other operating expenses	599	386	2,213	1,482
Total expenses	2,582	1,627	8,784	5,535
OTHER INCOME (LOSS)
Net realized gains (losses) on securities	377	(9,823)	(18,068)	(58,103)
Net realized gains (losses) on financial derivatives	17,594	3,459	38,487	28,562
Change in net unrealized gains (losses) on securities	(8,026)	1,760	(364)	61,274
Change in net unrealized gains (losses) on financial derivatives	(25,514)	10,216	(18,579)	(18,932)
Other, net	1,028	—	(665)	—
Total other income (loss)	(14,541)	5,612	811	12,801
Net income (loss) before income taxes	(7,876)	4,264	7,096	4,559
Income tax expense (benefit)	(6)	303	510	—
NET INCOME (LOSS)	$(7,870)	$3,961	$6,586	$4,559
NET INCOME (LOSS) PER COMMON SHARE:
Basic and Diluted	$(0.23)	$0.20	$0.28	$0.31

See Notes to Consolidated Financial Statements

ELLINGTON CREDIT COMPANY
CONSOLIDATED STATEMENTS OF SHAREHOLDERS’ EQUITY

	Common Shares	Common Shares, par value	Preferred Shares	Preferred Shares, par value	Additional Paid-in-Capital	Accumulated (Deficit) Earnings	Total
(In thousands except for share amounts)
BALANCE, December 31, 2022	13,377,840	$134	—	$—	$240,940	$(128,665)	$112,409
Common shares issued(1)	5,183,037	52			33,503		33,555
Issuance of restricted shares	47,393	—			—		—
Share based compensation					255		255
Forfeiture of common shares to satisfy tax withholding obligations	(6,806)	—			—		—
Dividends declared(2)						(14,540)	(14,540)
Net income (loss)						4,559	4,559
BALANCE, December 31, 2023	18,601,464	186	—	—	274,698	(138,646)	136,238
Common shares issued(1)	10,964,023	110			73,448		73,558
Preferred shares issued			1,000	1			1
Issuance of restricted shares	90,229	1			(1)		—
Share based compensation					442		442
Forfeiture of common shares to satisfy tax withholding obligations	(4,163)	—			—		—
Dividends declared(2)						(23,099)	(23,099)
Net income (loss)						6,586	6,586
BALANCE, December 31, 2024	29,651,553	$297	1,000	$1	$348,587	$(155,159)	$193,726
Common shares issued(1)	8,075,118	81			52,055		52,136
Preferred shares redeemed			(1,000)	(1)			(1)
Share based compensation					203		203
Repurchase of common shares	(167,476)	(2)			(976)		(978)
Dividends declared(2)						(8,715)	(8,715)
Net income (loss)						(7,870)	(7,870)
BALANCE, March 31, 2025	37,559,195	$376	—	$—	$399,869	$(171,744)	$228,501

BALANCE, December 31, 2023	18,601,464	$186	—	$—	$274,698	$(138,646)	$136,238
Common shares issued(1)(3)	1,218,146	12			7,391		7,403
Issuance of restricted shares(3)	—	—			—		—
Share based compensation(3)					72		72
Dividends declared(2)(3)						(4,757)	(4,757)
Net income (loss)(3)						3,961	3,961
BALANCE, March 31, 2024(3)	19,819,610	$198	—	$—	$282,161	$(139,442)	$142,917

(1)	Net of discounts and commissions and offering costs.
(2)	For each of the three-month periods ended March 31, 2025 and 2024, dividends totaling $0.24 per common share outstanding, were declared. For each of the years ended December 31, 2024 and 2023, dividends totaling $0.96 per common share outstanding, were declared.
(3)	Unaudited.

See Notes to Consolidated Financial Statements

ELLINGTON CREDIT COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three-Month Period Ended		Year Ended
	March 31, 2025	March 31, 2024	December 31, 2024	December 31, 2023
(In thousands)		(Unaudited)
Cash flows provided by (used in) operating activities:
Net income (loss)	$(7,870)	$3,961	$6,586	$4,559
Reconciliation of net income (loss) to net cash provided by (used in) operating activities:
Net realized (gains) losses on securities	(377)	9,823	18,068	58,103
Change in net unrealized (gains) losses on securities	8,026	(1,760)	364	(61,274)
Net realized (gains) losses on financial derivatives	(17,594)	(3,459)	(38,487)	(28,562)
Change in net unrealized (gains) losses on financial derivatives	25,514	(10,216)	18,579	18,932
Realized (gains) losses Other (net)—foreign currency translation	14	—	(109)	—
Change in net unrealized (gains) losses Other (net)—foreign currency translation	(960)	—	863	—
Amortization of premiums and accretion of discounts, net	858	1,090	3,868	913
Share based compensation	203	72	442	255
(Increase) decrease in operating assets:
Interest receivable	485	(120)	(487)	(1,196)
Other assets	(67)	(238)	(213)	—
Increase (decrease) in operating liabilities:
Accrued expenses	797	549	357	43
Interest payable	51	(932)	(935)	(1,885)
Management fees payable to affiliate	131	25	216	90
Net cash provided by (used in) operating activities	9,211	(1,205)	9,112	(10,022)
Cash flows provided by (used in) investing activities:
Purchases of securities	(571,885)	(435,617)	(1,359,455)	(1,783,926)
Proceeds from sale of securities	509,354	437,761	1,368,975	1,760,591
Principal repayments of securities	24,943	20,321	80,805	97,975
Proceeds from investments sold short	3,988	107,893	247,286	531,019
Repurchase of investments sold short	(26,426)	(107,308)	(224,441)	(531,680)
Proceeds from disposition of financial derivatives	74,446	8,216	85,935	31,441
Purchase of financial derivatives	(36,043)	(3,428)	(44,457)	(23,533)
Payments made on reverse repurchase agreements	(298,220)	(687,682)	(2,439,903)	(5,977,852)
Proceeds from reverse repurchase agreements	321,220	687,682	2,416,903	5,978,351
Due from brokers, net	1,830	(867)	(2,730)	2,009
Due to brokers, net	(30,350)	13,677	(12,470)	1,328
Net cash provided by (used in) investing activities	(27,143)	40,648	116,448	85,723

See Notes to Consolidated Financial Statements

ELLINGTON CREDIT COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

	Three-Month Period Ended		Year Ended
	March 31, 2025	March 31, 2024	December 31, 2024	December 31, 2023
Cash flows provided by (used in) financing activities:		(Unaudited)
Net proceeds from the issuance of common shares(1)	$52,277	$7,430	$74,062	$33,805
Proceeds from the issuance of preferred shares	—	—	1	—
Repurchase of preferred shares	(1)	—	—	—
Offering costs paid	(10)	(122)	(221)	(231)
Repurchase of common shares	(978)	—	—	—
Dividends paid	(8,082)	(4,659)	(22,215)	(14,122)
Borrowings under repurchase agreements	2,263,843	1,178,581	9,256,420	7,173,099
Repayments of repurchase agreements	(2,309,902)	(1,224,953)	(9,422,616)	(7,286,011)
Due from brokers, net	5,677	(1,687)	(6,576)	13,702
Due to brokers, net	643	(10,124)	(11,108)	7,774
Cash provided by (used in) financing activities	3,467	(55,534)	(132,253)	(71,984)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(14,465)	(16,091)	(6,693)	3,717
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	31,840	38,533	38,533	34,816
CASH AND CASH EQUIVALENTS, END OF PERIOD	$17,375	$22,442	$31,840	$38,533
Supplemental disclosure of cash flow information:
Interest paid	$6,164	$11,030	$35,728	$47,141
Income tax paid	—	—	829	—
Dividends payable	3,005	1,586	2,372	1,488
Share based compensation (non-cash)	203	72	442	255

(1)	Net of discount and commissions.

See Notes to Consolidated Financial Statements

ELLINGTON CREDIT COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2025

1. Organization and Investment Objective

Ellington Credit Company (“EARN”) (formerly Ellington Residential Mortgage REIT) was initially formed as a Maryland real estate investment trust (“REIT”) on August 2, 2012, and commenced operations on September 25, 2012, with a focus on acquiring, investing in, and managing residential mortgage- and real estate-related assets through its wholly owned subsidiaries. EARN conducts its business through its wholly owned subsidiaries, EARN OP GP LLC (the “General Partner”), and Ellington Residential Mortgage LP (the “Operating Partnership”), which were formed as a Delaware limited liability company and a Delaware limited partnership, respectively, on July 31, 2012 and commenced operations on September 25, 2012. The Operating Partnership conducts its business of acquiring, investing in, and managing targeted assets through its wholly owned subsidiaries. EARN, the General Partner, the Operating Partnership, and their consolidated subsidiaries are hereafter defined as the “Company.”

On March 29, 2024, the Company’s Board of Trustees approved a strategic transformation (the “CLO Strategic Transformation”), of the Company’s investment strategy to focus on corporate collateralized loan obligations (“CLOs”). In connection with the CLO Strategic Transformation, the Company revoked its status as a REIT under the Internal Revenue Code of 1986, as amended (“the Code”) and, effective January 1, 2024, conducts its operations as a taxable C-Corporation and maintains its exclusion from registration under the Investment Company Act of 1940, as amended (the “1940 Act”). On April 19, 2024, the Company changed its name and amended its declaration of trust and bylaws accordingly. After obtaining shareholder approval of certain matters related to the CLO Strategic Transformation at a special meeting of shareholders held on January 17, 2025 (the “Special Meeting”), the Company intends to convert to a Delaware closed-end fund registered under the 1940 Act that will elect to be treated as a regulated investment company (“RIC”), on April 1, 2025 (the “Conversion”); see Note 13 for additional details. After the Conversion, the Company will be required to comply with the rules and regulations of the 1940 Act.

Subsequent to the commencement of the CLO Strategic Transformation, the Company, subject to maintaining its exclusion from registration under the 1940 Act prior to the Conversion, is focused on acquiring and actively managing a portfolio of corporate CLOs, primarily mezzanine debt and equity tranches, which are typically collateralized by portfolios consisting primarily of below-investment-grade senior secured loans with a large number of discrete underlying borrowers across various industry sectors. Additionally, the Company may also invest in CLO loan accumulation facilities, which are entities that acquire corporate loans and other similar corporate credit-related assets in anticipation of ultimately collateralizing a CLO transaction. In order to maintain its exclusion from registration under the 1940 Act, the Company also maintained a core portfolio of Agency RMBS prior to the Conversion.

Prior to the CLO Strategic Transformation, the Company focused on acquiring and managing RMBS, for which the principal and interest payments are guaranteed by a U.S. government agency or a U.S. government-sponsored entity, or “Agency RMBS,” and RMBS that do not carry such guarantees, or “non-Agency RMBS,” such as RMBS backed by prime jumbo, Alternative A-paper, manufactured housing, and subprime residential mortgage loans. Agency RMBS include both Agency pools and Agency collateralized mortgage obligations, or “CMOs,” and non-Agency RMBS primarily consist of non-Agency CMOs, both investment grade and non-investment grade. As a result of the CLO Strategic Transformation, the Company has gradually liquidated a significant portion of its portfolio of mortgage-related assets and has continued to purchase additional CLOs.

Ellington Credit Company Management LLC, formerly Ellington Residential Mortgage Management LLC, or the “Manager,” serves as the Manager of the Company pursuant to the terms of a management agreement, as described in Note 9. The Manager is an affiliate of Ellington Management Group, L.L.C., or “EMG,” an investment management firm that is an SEC-registered investment adviser with a longstanding history of investing in CLOs across a wide variety of market conditions. In accordance with the terms of the Previous Management Agreement, the New Management Agreement, and the Services Agreement (each as defined and described in Note 9), the Manager is responsible for administering the Company’s business activities and day-to-day operations, and performs certain services, subject to oversight by the Board of Trustees.

2. Significant Accounting Policies

(A) Basis of Presentation: The Company’s consolidated financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America, or “U.S. GAAP,” and Regulation S-X. Entities in which the Company has a controlling financial interest, through ownership of the majority of the entities’ voting equity interests, or through other contractual rights that give the Company control, are consolidated by the Company. All inter-company balances and transactions have been eliminated. The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be material. In management’s opinion, all material adjustments considered necessary for a fair statement of the Company’s consolidated financial statements have been included and are only of a normal recurring nature.

(B) Valuation: The Company applies ASC 820-10, Fair Value Measurement (“ASC 820-10”), to its holdings of financial instruments. ASC 820-10 establishes a three-level valuation hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the observability of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

●	Level 1—inputs to the valuation methodology are observable and reflect quoted prices (unadjusted) for identical assets or liabilities in active markets. Currently, the types of financial instruments the Company generally includes in this category are exchange-traded derivatives and equities;

●	Level 2—inputs to the valuation methodology other than quoted prices included in Level 1 are observable for the asset or liability, either directly or indirectly. Currently, the types of financial instruments that the Company generally includes in this category are Agency RMBS, U.S. Treasury securities, certain non-Agency RMBS, CLOs, and actively traded derivatives such as TBAs, interest rate swaps, swaptions, credit default swaps, or “CDS”, foreign currency forwards, and other over-the-counter derivatives; and

●	Level 3—inputs to the valuation methodology are unobservable and significant to the fair value measurement. Currently, this category generally includes certain CLOs, private corporate debt and equity investments, CDS, and RMBS, such as certain non-Agency RMBS and certain Agency interest only securities, or “IOs,” where there is less price transparency.

For certain financial instruments, the various inputs that management uses to measure fair value may fall into different levels of the fair value hierarchy. For each such financial instrument, the determination of which category within the fair value hierarchy is appropriate is based on the lowest level of input that is significant to the fair value measurement. ASC 820 prioritizes the various inputs that management uses to measure fair value, with the highest priority given to inputs that are observable and reflect quoted prices (unadjusted) for identical assets or liabilities in active markets (Level 1), and the lowest priority given to inputs that are unobservable and significant to the fair value measurement (Level 3). The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument. The Company may use valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The market approach uses third-party valuations and information obtained from market transactions involving identical or similar assets or liabilities. The income approach uses projections of the future economic benefits of an instrument to determine its fair value, such as in the discounted cash flow methodology. The inputs or methodology used for valuing financial instruments are not necessarily an indication of the risk associated with investing in these financial instruments. The leveling of each financial instrument is reassessed at the end of each period. Transfers between levels of the fair value hierarchy are assumed to occur at the end of the reporting period.

Summary Valuation Techniques

For financial instruments that are traded in an “active market,” the best measure of fair value is the quoted market price. However, many of the Company’s financial instruments are not traded in an active market. Therefore, management generally uses third-party valuations when available. If third-party valuations are not available, management uses other valuation techniques, such as the discounted cash flow methodology. The following are summary descriptions, for the various categories of financial instruments, of the valuation methodologies management uses in determining fair value of the Company’s financial instruments in such categories. Management utilizes such methodologies to assign a fair value (the estimated price that, in an orderly transaction at the valuation date, would be received to sell an asset, or paid to transfer a liability, as the case may be) to each such financial instrument.

For the Company’s investments in securities and TBAs, management seeks to obtain at least one third-party valuation, and often obtains multiple valuations when available. Management has been able to obtain third-party valuations on the vast majority of these instruments and expects to continue to solicit third-party valuations in the future. Management generally values each financial instrument at the average of third-party valuations received and not rejected as described below. Third-party valuations are not binding, management may adjust the valuations it receives (e.g., downward adjustments for odd lots), and management may challenge or reject a valuation when, based on its validation criteria, management determines that such valuation is unreasonable or erroneous. Furthermore, based on its validation criteria, management may determine that the average of the third-party valuations received for a given instrument does not result in what management believes to be the fair value of such instrument, and in such circumstances management may override this average with its own good faith valuation. The validation criteria may take into account output from management’s own models, recent trading activity in the same or similar instruments, and valuations received from third parties. The use of proprietary models requires the use of a significant amount of judgment and the application of various assumptions including, but not limited to, assumptions concerning future prepayment rates and default rates.

Given their relatively high level of price transparency, Agency RMBS pass-throughs, and TBAs are typically designated as Level 2 assets. Non-Agency RMBS, CLOs, corporate debt, and Agency interest only and inverse interest only RMBS are generally classified as either Level 2 or Level 3 based on the analysis of available market data and/or third-party valuations. Furthermore, the methodology used by the third-party valuation providers is reviewed at least annually by management, so as to ascertain whether such providers are utilizing observable market data to determine the valuations that they provide.

Interest rate swaps, swaptions, and foreign currency forwards are typically valued based on internal models that use observable market data, including applicable interest rates and foreign currency rates in effect as of the measurement date; the model-generated valuations are then typically compared to counterparty valuations for reasonableness; These financial derivatives are generally designated as Level 2 instruments.

For financial derivatives with greater price transparency, such as CDS on corporate indices, market-standard pricing sources are used to obtain valuations; these financial derivatives are generally classified as Level 2.

In valuing its derivatives, the Company also considers the creditworthiness of both the Company and its counterparties, along with collateral provisions contained in each derivative agreement.

The Company’s reverse repurchase agreements and repurchase agreements are carried at cost, which approximates fair value. Reverse repurchase agreements and repurchase agreements are classified as Level 2 assets and liabilities based on the adequacy of the collateral and their short term nature.

The Company’s valuation process, including the application of validation criteria, is directed by the Manager’s Valuation Committee (“Valuation Committee”) and overseen by the Company’s audit committee. The Valuation Committee includes senior level executives from various departments within the Manager, and each quarter the Valuation Committee reviews and approves the valuations of the Company’s investments. The valuation process also includes a monthly review by the Company’s third party administrator. The goal of this review is to replicate various aspects of the Company’s valuation process based on the Company’s documented procedures.

Because of the inherent uncertainty of valuation, the estimated fair value of the Company’s financial instruments may differ significantly from the values that would have been used had a ready market for the financial instruments existed, and the differences could be material to the consolidated financial statements.

(C) Accounting for Securities: Purchases and sales of securities are recorded on trade date and realized and unrealized gains and losses are calculated based on identified cost.

Investments in securities are recorded in accordance with ASC 320, Investments—Debt and Equity Securities (“ASC 320”) or ASC 325-40, Beneficial Interests in Securitized Financial Assets (“ASC 325-40”). The Company generally classifies its securities as available-for-sale. The Company has chosen to elect the fair value option, or “FVO,” pursuant to ASC 825, Financial Instruments (“ASC 825”) for its investments in securities. Electing the FVO allows the Company to record changes in fair value in the Consolidated Statement of Operations, which, in management’s view, more appropriately reflects the results of operations for a particular reporting period as all securities activities will be recorded in a similar manner. As such, securities are recorded at fair value on the Consolidated Balance Sheet and the period change in fair value is recorded in current period earnings on the Consolidated Statement of Operations as a component of Change in net unrealized gains (losses) on securities.

Many of the Company’s investments in securities, such as CLOs, are issued by entities that are deemed to be VIEs. For the majority of such investments, the Company has determined it is not the primary beneficiary of such VIEs and therefore has not consolidated such VIEs. The Company’s maximum risk of loss in these unconsolidated VIEs is generally limited to the fair value of the Company’s investment in the VIE.

The Company evaluates the cost basis of its securities on at least a quarterly basis under ASC 326-30, Financial Instruments—Credit Losses: Available-for-Sale Debt Securities (“ASC 326-30”). When the fair value of a security is less than its amortized cost basis as of the balance sheet date, the security’s cost basis is considered impaired. The Company must evaluate the decline in the fair value of the impaired security and determine whether such decline resulted from a credit loss or non-credit related factors. In its assessment of whether a credit loss exists, the Company compares the present value of estimated future cash flows of the impaired security with the amortized cost basis of such security. The estimated future cash flows reflect those that a “market participant” would use and typically include assumptions related to fluctuations in interest rates, prepayment speeds, default rates, collateral performance, and the timing and amount of projected credit losses, as well as incorporating observations of current market developments and events. Cash flows are discounted at an interest rate equal to the current yield used to accrete interest income. If the present value of estimated future cash flows is less than the amortized cost basis of the security, an expected credit loss exists and is included in Unrealized gains (losses) on securities and loans, net, on the Consolidated Statement of Operations. If it is determined as of the financial reporting date that all or a portion of a security’s cost basis is not collectible, then the Company will recognize a realized loss to the extent of the adjustment to the security’s cost basis. This adjustment to the amortized cost basis of the security is reflected in Net realized gains (losses) on securities, on the Consolidated Statement of Operations.

(D) Interest Income: Coupon interest income on fixed-income investments is accrued based on the outstanding principal balance or notional amount and the current coupon rate. The Company amortizes purchase premiums and accretes purchase discounts on its debt securities. For RMBS that are deemed to be of high credit quality at the time of purchase, premiums and discounts are generally amortized/accreted into interest income over the life of such securities using the effective interest method. For such RMBS whose cash flows vary depending on prepayments, an effective yield retroactive to the time of purchase is periodically recomputed based on actual prepayments and changes in projected prepayment activity, and a catch-up adjustment, or “Catch-up Amortization Adjustment,” is made to amortization to reflect the cumulative impact of the change in effective yield.

For debt securities (generally RMBS and CLOs) that are deemed not to be of high credit quality at the time of purchase, interest income is recognized based on the effective interest method. For purposes of estimating future expected cash flows, management uses assumptions including, but not limited to, assumptions for future prepayment rates, default rates, and loss severities (each of which may in turn incorporate various macro-economic assumptions, such as future housing prices). These assumptions are re-evaluated not less than quarterly. Changes in estimated future cash flows, as applied to the current amortized cost of the security, may result in a prospective change in the yield/interest income recognized on such securities.

Certain of the Company’s debt securities, at the date of acquisition, have experienced or are expected to experience more-than-insignificant deterioration in credit quality since origination. If at the date of acquisition for a particular asset the Company projects a significant difference between contractual cash flows and expected cash flows, it establishes an initial estimate for credit losses as an upward adjustment to the acquisition cost of the asset for the purpose of calculating interest income using the effective yield method.

In estimating future cash flows on the Company’s debt securities, there are a number of assumptions that are subject to significant uncertainties and contingencies; these estimates require the use of a significant amount of judgment. The Company’s accretion of discounts and amortization of premiums on securities for U.S. federal and other tax purposes is likely to differ from the accounting treatment under U.S. GAAP of these items as described above.

(E) Other Income: In connection with certain of the Company’s CLO equity investments the Company receives distributions from fee letters associated to such CLO equity positions. Distributions from such fee letters are based upon a percentage of the collateral manager’s fees. Income from fee letters is included in Other, net, on the Consolidated Statement of Operations.

(F) Cash and Cash Equivalents: Cash and cash equivalents include cash and short term investments with original maturities of three months or less at the date of acquisition. Cash and cash equivalents typically include amounts held in interest bearing overnight accounts and amounts held in money market funds, and these balances generally exceed insured limits. The Company holds its cash at institutions that it believes to be highly creditworthy.

(G) Due from brokers/Due to brokers: Due from brokers and Due to brokers accounts on the Consolidated Balance Sheet include collateral transferred to or received from counterparties, including clearinghouses, along with receivables and payables for open and/or closed derivative positions.

(H) Financial Derivatives: The Company enters into various types of financial derivatives subject to its investment guidelines. The Company’s financial derivatives are predominantly subject to bilateral master trade agreements or clearing in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. The Company may be required to deliver or may receive cash or securities as collateral upon entering into derivative transactions. In addition, changes in the relative value of financial derivative transactions may require the Company or the counterparty to post or receive additional collateral. In the case of cleared financial derivatives, the clearinghouse becomes the Company’s counterparty and a futures commission merchant acts as intermediary between the Company and the clearinghouse with respect to all facets of the related transaction, including the posting and receipt of required collateral. Collateral received by the Company is reflected on the Consolidated Balance Sheet as “Due to Brokers.” Conversely, collateral posted by the Company is reflected as “Due from Brokers” on the Consolidated Balance Sheet. The types of financial derivatives that have been utilized by the Company to date include interest rate swaps, TBAs, swaptions, and futures.

Swaps: The Company enters into various types of swaps including interest rate swaps and credit default swaps. The primary risk associated with the Company’s interest rate swap activity is interest rate risk. The primary risk associated with the Company’s credit default swaps and total return swaps is credit risk. The Company is subject to interest rate risk exposure in the normal course of pursuing its investment objectives.

Interest rate swaps are contractual agreements whereby one party pays a floating interest rate on a notional principal amount and receives a fixed-rate payment on the same notional principal, or vice versa, for a fixed period of time.

A credit default swap is a contract under which one party agrees to compensate another party for the financial loss associated with the occurrence of a “credit event” in relation to a “reference amount” or notional value of a “reference asset” (usually a bond or an index or basket of bonds). The definition of a credit event may vary from contract to contract. A credit event may occur (i) when the reference asset (or underlying asset, in the case of a reference asset that is an index or basket) fails to make scheduled principal or interest payments to its holders, (ii) with respect to credit default swaps referencing asset-backed securities and indices, when the reference asset (or underlying asset, in the case of a reference asset that is an index or basket) is downgraded below a certain rating level, or (iii) with respect to credit default swaps referencing corporate entities and indices, upon an event of default of the obligor of the reference asset (or underlying obligor, in the case of a reference asset that is an index).

Swaps change in value with movements in interest rates or total return of the reference securities. During the term of swap contracts, changes in value are recognized as unrealized gains or losses on the Consolidated Statement of Operations. When a contract is terminated, the Company realizes a gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Company’s basis in the contract, if any. Periodic payments or receipts required by swap agreements are recorded as unrealized gains or losses when accrued and realized gains or losses when received or paid. Upfront payments paid and/or received by the Company to open swap contracts are recorded as an asset and/or liability on the Consolidated Balance Sheet and are recorded as a realized gain or loss on the termination date.

TBA Securities: The Company transacts in the forward settling TBA market. A TBA position is a forward contract for the purchase (“long position”) or sale (“short position”) of Agency RMBS at a predetermined price, face amount, issuer, coupon, and maturity on an agreed-upon future delivery date. For each TBA contract and delivery month, a uniform settlement date for all market participants is determined by the Securities Industry and Financial Markets Association. The specific Agency RMBS to be delivered into the contract at the settlement date are not known at the time of the transaction. The Company typically does not take delivery of TBAs, but rather enters into offsetting transactions and settles the associated receivable and payable balances with its counterparties. The Company uses TBAs to mitigate interest rate risk, usually by taking short positions. The Company also invests in TBAs as a means of acquiring additional exposure to Agency RMBS, or for speculative purposes, including holding long positions.

TBAs are accounted for by the Company as financial derivatives. The difference between the contract price and the fair value of the TBA position as of the reporting date is included in Change in net unrealized gains (losses) on financial derivatives in the Consolidated Statement of Operations. Upon settlement of the TBA contract, the realized gain (loss) on the TBA contract is equal to the net cash amount received (paid).

Options: The Company enters into swaption contracts. It may purchase or write put, call, straddle, or other similar options contracts. The Company enters into options contracts primarily to help mitigate interest rate risk. When the Company purchases an options contract, the option asset is initially recorded at an amount equal to the premium paid, if any, and is subsequently marked-to-market. Premiums paid for purchasing options contracts that expire unexercised are recognized on the expiration date as realized losses. If an options contract is exercised, the premium paid is subtracted from the proceeds of the sale or added to the cost of the purchase to determine whether the Company has realized a gain or loss on the related investment transaction. When the Company writes an options contract, the option liability is initially recorded at an amount equal to the premium received, if any, and is subsequently marked-to-market. Premiums received for writing options contracts that expire unexercised are recognized on the expiration date as realized gains. If an options contract is exercised, the premium received is subtracted from the cost of the purchase or added to the proceeds of the sale to determine whether the Company has realized a gain or loss on the related investment transaction. When the Company enters into a closing transaction, the Company will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premiums paid or received. In general, the Company’s options contracts contain forward-settling premiums. In this case, no money is exchanged upfront; instead, the agreed-upon premium is paid by the buyer upon expiration of the options contract, regardless of whether or not the options contract is exercised. Unrealized gains or (losses) resulting from the options contract being marked-to-market are included in Change in net unrealized gains (losses) on financial derivatives in the Consolidated Statement of Operations. Realized gains or (losses) are included in Net realized gains (losses) on financial derivatives on the Consolidated Statement of Operations.

Futures Contracts: The Company enters into futures contract, typically U.S. Treasury futures contracts. A futures contract is an exchange-traded agreement to buy or sell an asset for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either in the form of cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking-to-market to reflect the current market value of the contract. Unrealized gains or (losses) are included in Change in net unrealized gains (losses) on financial derivatives in the Consolidated Statement of Operations. Variation margin payments are made or received periodically, depending upon whether unrealized losses or gains are incurred. When the contract is closed, the Company records a realized gain or loss equal to the difference between the proceeds of the closing transaction and the Company’s basis in the contract. Realized gains or (losses) are included in Net realized gains (losses) on financial derivatives on the Consolidated Statement of Operations.

Forward Currency Contracts: A forward currency contract is an agreement between two parties to purchase or sell a specific quantity of currency with the delivery and settlement at a specific future date and exchange rate. During the period the forward currency contract is open, changes in the value of the contract are recognized as unrealized gains or losses. When the contract is settled, the Company records a realized gain or loss equal to the difference between the proceeds of the closing transaction and the Company’s basis in the contract.

Financial derivative assets are included in Financial derivatives–assets, at fair value on the Consolidated Balance Sheet while financial derivative liabilities are included in Financial derivatives–liabilities, at fair value on the Consolidated Balance Sheet. The Company has chosen to elect the FVO for its financial derivatives. Electing the FVO allows the Company to record changes in fair value in the Consolidated Statement of Operations, which, in management’s view, more appropriately reflects the results of operations for a particular reporting period as all securities activities will be recorded in a similar manner. Changes in unrealized gains and losses on financial derivatives are included in Change in net unrealized gains (losses) on financial derivatives, on the Consolidated Statement of Operations. Realized gains and losses on financial derivatives are included in Net realized gains (losses) on financial derivatives on the Consolidated Statement of Operations.

(I) Repurchase Agreements: The Company enters into repurchase agreements with third-party broker-dealers, whereby it sells securities under agreements to repurchase at an agreed upon price and date. The Company accounts for repurchase agreements as collateralized borrowings, with the initial sale price representing the amount borrowed, and with the future repurchase price consisting of the amount borrowed plus interest, at the implied interest rate of the repurchase agreement, on the amount borrowed over the term of the repurchase agreement. The interest rate on a repurchase agreement is based on competitive market rates (or competitive market spreads, in the case of agreements with floating interest rates) at the time such agreement is entered into. When the Company enters into a repurchase agreement, the lender establishes and maintains an account containing cash and/or securities having a value not less than the repurchase price, including accrued interest, of the repurchase agreement. Repurchase agreements are carried at their contractual amounts, which approximate fair value due to their short-term nature.

(J) Reverse Repurchase Agreements: The Company enters into reverse repurchase agreement transactions with third-party broker-dealers, whereby it purchases securities under agreements to resell at an agreed upon price and date. The interest rate on a reverse repurchase agreement is based on competitive market rates (or competitive market spreads, in the case of agreements with floating interest rates) at the time such agreement is entered into. Reverse repurchase agreements are carried at their contractual amounts, which approximate fair value due to their short-term nature.

Repurchase and reverse repurchase agreements that are conducted with the same counterparty can be reported on a net basis if they meet the requirements of ASC 210-20, Balance Sheet Offsetting. There are currently no repurchase and reverse repurchase agreements reported on a net basis in the Company’s consolidated financial statements.

(K) Securities Sold Short: The Company may purchase or engage in short sales of U.S. Treasury securities to mitigate the potential impact of changes in interest rates on the performance of its portfolio. When the Company sells securities short, it typically satisfies its security delivery settlement obligation by borrowing or purchasing the security sold short from the same or a different counterparty. When borrowing a security sold short from a counterparty, the Company generally is required to deliver cash or securities to such counterparty as collateral for the Company’s obligation to return the borrowed security.

The Company has chosen to make the fair value election pursuant to ASC 825-10, Financial Instruments, for its securities sold short. Electing the FVO allows the Company to record changes in fair value in the Consolidated Statement of Operations, which, in management’s view, more appropriately reflects the results of operations for a particular reporting period as all securities activities will be recorded in a similar manner. As such, securities sold short are recorded at fair value on the Consolidated Balance Sheet and the period change in fair value is recorded in current period earnings on the Consolidated Statement of Operations as a component of Change in net unrealized gains (losses) on securities. A realized gain or loss will be recognized upon the termination of a short sale if the market price is less or greater than the original sale price. Such realized gain or loss is recorded on the Company’s Consolidated Statement of Operations in Net realized gains (losses) on securities.

(L) Offering Costs/Deferred Offering Costs/Underwriters’ Discounts: Offering costs, underwriters’ discounts and commissions and fees, are charged against shareholders’ equity within Additional paid-in-capital. Offering costs typically include legal, accounting, and other fees associated with the cost of raising equity capital.

(M) Share Based Compensation: The Company applies the provisions of ASC 718, Compensation—Stock Compensation (“ASC 718”), with regard to its equity incentive plans. ASC 718 covers a wide range of share-based compensation arrangements including share options, restricted share plans, performance-based awards, share appreciation rights, and employee share purchase plans. ASC 718 requires that compensation cost relating to share-based payment transactions be recognized in the financial statements. The cost is measured based on the fair value, at the grant date, of the equity or liability instruments issued and is amortized over the vesting period. Restricted shares issued to the Company’s independent trustees and partially dedicated personnel are participating securities and receive dividends prior to vesting. Fair value for such awards is based on the closing stock price on the New York Stock Exchange at the grant date. The vesting period for restricted share awards is typically one to two years. Shares issued to the Company’s independent trustees and partially dedicated personnel are subject to tax withholding upon vesting. The Company’s independent trustees and partially dedicated personnel are permitted to forfeit a portion of their vested shares to pay such withholding tax. Forfeited shares decrease the total number of shares issued and outstanding and are immediately retired upon settlement.

(N) Dividends: Dividends payable are recorded on the declaration date.

(O) Expenses: Expenses are recognized as incurred on the Consolidated Statement of Operations.

(P) Earnings Per Share: In accordance with the provisions of ASC 260, Earnings per Share, the Company calculates basic income (loss) per share by dividing net income (loss) for the period by the weighted average of the Company’s common shares outstanding for that period. Diluted income (loss) per share takes into account the effect of dilutive instruments, such as share options and warrants, and uses the average share price for the period in determining the number of incremental shares that are to be added to the weighted average number of shares outstanding.

(Q) Foreign Currency: The functional currency of the Company is U.S. dollars. Assets and liabilities denominated in foreign currencies are remeasured into U.S. dollars at current exchange rates at the following dates: (i) assets, liabilities, and unrealized gains/losses—at the valuation date; and (ii) income, expenses, and realized gains/losses—at the accrual/transaction date. For investments and financial derivatives denominated in a foreign currency, the Company isolates the portion of realized and change in unrealized gain (loss) resulting from changes in the foreign currency exchange rate from the fluctuations arising from changes in fair value (as measured in such foreign currency). Changes in realized and change in unrealized gain (loss) due to foreign currency are included in Other, net, on the Consolidated Statement of Operations.

The Company’s reporting currency is U.S. Dollars. If the Company has investments in unconsolidated entities that have a functional currency other than U.S. Dollars, the fair value is translated to U.S. dollars using the current exchange rate at the valuation date. The cumulative translation adjustment, if any, associated with the Company’s investments in unconsolidated entities is recorded in accumulated other comprehensive income (loss), a component of consolidated shareholders’ equity.

(R) Share Repurchases: Common shares that are repurchased by the Company subsequent to issuance are immediately retired upon settlement and decrease the total number of shares issued and outstanding. The cost of such share repurchases is charged against Additional paid-in-capital on the Company’s Consolidated Balance Sheet.

(S) Income Taxes: The Company has revoked its previous election to be taxed as a REIT under Sections 856 through 860 of the Code and operates as a C-Corporation subject to U.S. federal, state, and local corporate income taxes beginning with the tax year beginning January 1, 2024. The Company’s financial results reflect provisions for any current or deferred income taxes.

The Company follows the authoritative guidance on accounting for and disclosure of uncertainty on tax positions, which requires management to determine whether a tax position of the Company is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For uncertain tax positions, the tax benefit to be recognized is measured as the largest amount of benefit that is greater than 50% likely of being realized upon ultimate settlement. The Company did not have any unrecognized tax benefits resulting from tax positions related to the current period, 2024, or its open tax years (2021, 2022, and 2023). In the normal course of business, the Company may be subject to examination by federal, state, local, and foreign jurisdictions, where applicable, for the current period and its open tax years. The Company may take positions with respect to certain tax issues which depend on legal interpretation of facts or applicable tax regulations. Should the relevant tax regulators successfully challenge any of such positions, the Company might be found to have a tax liability that has not been recorded in the accompanying consolidated financial statements. Also, management’s conclusions regarding the authoritative guidance may be subject to review and adjustment at a later date based on changing tax laws, regulations, and interpretations thereof. The Company recognizes interest and penalties, if any, related to uncertain tax positions, as income tax expense included in Income tax expense (benefit) on the Consolidated Statement of Operations. See Note 11 for additional details on income taxes.

(T) Segment Reporting: An operating segment is defined as a component of an entity that (i) engages in business activities from which revenues are recognized and expenses incurred, (ii) has discrete financial information available, and (iii) is evaluated on a regular basis by the Chief Operating Decision Maker (the “CODM”) for decision-making purposes, including investment and operating decisions, including capital and resource allocation decisions; and communicates results, strategy, and other relevant information to the Board of Trustees and shareholders. The Company’s CODM is, collectively, its Chief Executive Officer and President and its Co-Chief Investment Officers.

The Company operates through a single operating and reporting segment with an objective to generate attractive current yields and risk-adjusted total returns for its shareholders by acquiring, investing in, and managing its targeted assets. The Company’s CODM assesses performance and makes investment and operating decisions based on net income reported on the Consolidated Statement of Operations, among other metrics. Significant expenses are separately disclosed on the Consolidated Statements of Operations.

(U) Recent Accounting Pronouncements: In November 2024, the FASB issued ASU 2024-03, Disaggregation of Income Statement Expenses (“ASU 2024-03”). ASU 2024-03 requires public entities to provide tabular disclosure of certain expenses including employee compensation, on an interim and annual basis, in the notes to the financial statements. ASU 2024-03 is effective for annual periods beginning after December 15, 2026, and interim periods in fiscal years beginning after December 15, 2027, with early adoption permitted. ASU 2024-03 should be applied on either a prospective basis to financial statements issued for reporting periods after the effective date of ASU 2024-03 or retrospectively to any or all prior periods presented in the financial statements. ASU 2024-03 is not expected to have a material impact on the Company’s consolidated financial statements.

In December 2023, the FASB issued ASU 2023-09, Improvements to Income Tax Disclosures (“ASU 2023-09”) which requires disaggregated information about a reporting entities effective tax rate reconciliation as well as information on income taxes paid. ASU 2023-09 is effective for annual periods beginning after December 15, 2024, with early adoption permitted. ASU 2023-09 will be applied on a prospective basis with the option to apply ASU 2023-09 retrospectively. The Company has applied ASU 2023-09 on a prospective basis, which did not have a material impact on the Company’s consolidated financial statements.

In November 2023, the FASB issued ASU 2023-07, Segment Reporting—Improvements to Reportable Segment Disclosures (“ASU 2023-07”) which requires incremental disclosures related to an entity’s reportable segments, including identifying significant segment expense categories and any multiple measures of segment profit or loss used by the CODM. Additionally, ASU 2023-07 provides further guidance on interim reporting, disclosures required by entities with a single reportable segment, and recasting of previously reported segment information. ASU 2023-07 became effective for fiscal years beginning after December 15, 2023, and interim periods in fiscal years beginning after December 15, 2024, with early adoption permitted. The Company has applied ASU 2023-07 on a retrospective basis, which did not have a material impact on the Company’s consolidated financial statements.

3. Investment in Securities

The Company’s securities portfolio primarily consists of corporate CLOs and Agency RMBS, and may also include non-Agency RMBS, U.S. Treasury securities, and corporate debt and equity securities. The Company’s corporate CLO portfolio primarily comprises mezzanine debt and equity tranches, which are typically collateralized by portfolios consisting primarily of below-investment-grade senior secured loans with a large number of discrete underlying borrowers across various industry sectors.

The Company’s Agency RMBS include mortgage pass-through certificates and CMOs representing interests in or obligations backed by pools of residential mortgage loans issued or guaranteed by a U.S. government agency or government-sponsored enterprise, or “GSE.” The securities in the Company’s non-Agency RMBS and CLO portfolios are not issued or guaranteed by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, or any agency of the U.S. Government and are therefore subject to greater credit risk.

The following tables present details of the Company’s investments in securities as of March 31, 2025 and December 31, 2024 and 2023.

March 31, 2025:

				Gross Unrealized			Weighted Average
($ in thousands)	Current Principal	Unamortized Premium (Discount)	Amortized Cost	Gains	Losses	Fair Value	Coupon(1)(2)	Yield	Life (Years)(3)
CLO Notes	$97,297	$(7,490)	$89,807	$397	$(4,756)	$85,448	11.09%	16.95%	3.65
CLO Equity	n/a	n/a	181,611	877	(18,079)	164,409	n/a	13.32%	10.27
Corporate debt	1,814	(1,417)	397	37	—	434	—%	—%	1.12
Corporate equity	n/a	n/a	76	—	(20)	56	n/a	n/a	n/a
RMBS:
Agency:
30-year fixed-rate mortgages	519,109	(16,601)	502,508	5,027	(3,643)	503,892	4.90%	5.34%	6.71
Interest only securities(4)	n/a	n/a	2	—	—	2	1.21%	11.51%	2.82
Total	$618,220	$(25,508)	$774,401	$6,338	$(26,498)	$754,241	5.86%	8.55%	7.14

(1)	Weighted average coupon represents the weighted average coupons of the securities, rather than, in the case of collateralized securities, the weighted average coupon rates on the underlying collateral.
(2)	Total weighted average coupon excludes CLO equity securities, corporate equity, and interest only RMBS.
(3)	Expected average lives of RMBS are generally shorter than stated contractual maturities. Average lives are affected by the contractual maturities of the underlying mortgages, scheduled periodic payments of principal, and unscheduled prepayments of principal.
(4)	Weighted average coupon is based on a notional principal amount of $28 thousand, for Agency interest only securities.

December 31, 2024:

				Gross Unrealized			Weighted Average
($ in thousands)	Current Principal	Unamortized Premium (Discount)	Amortized Cost	Gains	Losses	Fair Value	Coupon(1)(2)	Yield	Life (Years)(3)
Long:
CLO Notes	$83,322	$(10,740)	$72,582	$1,382	$(1,972)	$71,992	11.69%	15.05%	2.89
CLO Equity	n/a	n/a	105,262	795	(6,927)	99,130	n/a	12.12%	9.86
Corporate debt	1,787	(1,389)	398	30	—	428	—%	—%	1.32
Corporate equity	n/a	n/a	75	—	(19)	56	n/a	n/a	n/a
RMBS:
Agency:
30-year fixed-rate mortgages	536,948	(17,320)	519,628	1,696	(9,017)	512,307	4.86%	5.26%	7.26
Interest only securities(4)	n/a	n/a	2	—	—	2	1.20%	11.27%	2.76
Total Long	622,057	(29,449)	697,947	3,903	(17,935)	683,915	5.76%	7.29%	7.17
Short:
U.S. Treasury securities	(23,603)	641	(22,962)	384	—	(22,578)	4.02%	4.32%	9.86
Total Short	(23,603)	641	(22,962)	384	—	(22,578)	4.02%	4.32%	9.86
Total	$598,454	$(28,808)	$674,985	$4,287	$(17,935)	$661,337	5.70%	6.50%	7.26

(1)	Weighted average coupon represents the weighted average coupons of the securities, rather than, in the case of collateralized securities, the weighted average coupon rates on the underlying collateral.
(2)	Total long and total weighted average coupon excludes CLO equity securities, corporate equity, and interest only RMBS.
(3)	Expected average lives of RMBS are generally shorter than stated contractual maturities. Average lives are affected by the contractual maturities of the underlying mortgages, scheduled periodic payments of principal, and unscheduled prepayments of principal.
(4)	Weighted average coupon is based on a notional principal amount of $29 thousand, for Agency interest only securities.

December 31, 2023:

				Gross Unrealized			Weighted Average
($ in thousands)	Current Principal	Unamortized Premium (Discount)	Amortized Cost	Gains	Losses	Fair Value	Coupon(1)(2)	Yield	Life (Years)(3)
RMBS:
Agency:
15-year fixed-rate mortgages	$28,647	$118	$28,765	$32	$(950)	$27,847	3.46%	3.20%	2.90
20-year fixed-rate mortgages	8,524	509	9,033	4	(1,174)	7,863	3.30%	2.21%	5.68
30-year fixed-rate mortgages	697,510	(15,131)	682,379	8,180	(20,265)	670,294	4.26%	4.42%	6.51
Adjustable rate mortgages	7,127	933	8,060	—	(941)	7,119	4.68%	2.74%	4.45
Reverse mortgages	14,406	2,183	16,589	—	(1,715)	14,874	5.92%	2.94%	4.50
Interest only securities(4)	n/a	n/a	6,607	971	(163)	7,415	2.77%	15.64%	6.10
Non-Agency:
Principal and interest securities	9,953	(1,764)	8,189	1,231	(11)	9,409	9.39%	10.72%	5.80
Interest only securities(4)	n/a	n/a	8,700	2,610	—	11,310	0.22%	16.69%	9.03
CLO Notes	16,876	(2,435)	14,441	123	(73)	14,491	12.16%	15.26%	5.66
CLO Equity	n/a	n/a	2,947	51	(72)	2,926	n/a	35.84%	5.87
Total	$783,043	$(15,587)	$785,710	$13,202	$(25,364)	$773,548	4.49%	4.92%	6.32

(1)	Weighted average coupon represents the weighted average coupons of the securities, rather than, in the case of collateralized securities, the coupon rates on the underlying collateral.
(2)	Total weighted average coupon excludes CLO equity securities and interest only RMBS.
(3)	Expected average lives of RMBS are generally shorter than stated contractual maturities. Average lives are affected by the contractual maturities of the underlying mortgages, scheduled periodic payments of principal, and unscheduled prepayments of principal.
(4)	Weighted average coupon is based on a notional principal amount of $83.8 million and $1.05 billion, for Agency and non-Agency interest only securities, respectively.

By Estimated Weighted Average Life

As of March 31, 2025:

($ in thousands)	CLOs and Other Securities(1)			Agency RMBS			Agency IOs
Estimated Weighted Average Life(2)	Fair Value	Amortized Cost	Weighted Average Coupon(3)	Fair Value	Amortized Cost	Weighted Average Coupon(3)	Fair Value	Amortized Cost	Weighted Average Coupon(3)
Less than three years	$45,414	$46,781	10.74%	$15,072	$14,480	6.50%	$2	$2	1.21%
Greater than three years and less than seven years	37,127	40,052	11.58%	228,838	226,774	5.68%	—	—	—%
Greater than seven years and less than eleven years	3,341	3,371	4.17%	259,982	261,254	4.17%	—	—	—%
Total	$85,882	$90,204	10.89%	$503,892	$502,508	4.90%	$2	$2	1.21%

(1)	CLOs excludes CLO Equity; Other Securities includes corporate debt.
(2)	Expected average lives of RMBS, Agency IOs, and CLOs are generally shorter than stated contractual maturities.
(3)	Weighted average coupon represents the weighted average coupons of the securities rather than the coupon rates on the underlying collateral.

As of December 31, 2024:

($ in thousands)	CLOs and Other Securities(1)			Agency RMBS			Agency IOs
Estimated Weighted Average Life(2)	Fair Value	Amortized Cost	Weighted Average Coupon(3)	Fair Value	Amortized Cost	Weighted Average Coupon(3)	Fair Value	Amortized Cost	Weighted Average Coupon(3)
Less than three years	$49,095	$49,341	11.42%	$6,891	$6,831	6.50%	$2	$2	1.20%
Greater than three years and less than seven years	22,312	22,584	11.48%	193,235	193,439	5.92%	—	—	—%
Greater than seven years and less than eleven years	1,013	1,055	12.00%	312,181	319,358	4.23%	—	—	—%
Total	$72,420	$72,980	11.45%	$512,307	$519,628	4.86%	$2	$2	1.20%

(1)	CLOs excludes CLO Equity; Other Securities includes corporate debt.
(2)	Expected average lives of RMBS, Agency IOs, and CLOs are generally shorter than stated contractual maturities.
(3)	Weighted average coupon represents the weighted average coupons of the securities rather than the coupon rates on the underlying collateral.

As of December 31, 2023:

($ in thousands)	Agency RMBS			Agency IOs
Estimated Weighted Average Life(1)	Fair Value	Amortized Cost	Weighted Average Coupon(2)	Fair Value	Amortized Cost	Weighted Average Coupon(2)
Less than three years	$85,958	$85,990	5.67%	$1,774	$1,566	2.10%
Greater than three years and less than seven years	297,251	303,424	4.67%	1,796	1,570	3.72%
Greater than seven years and less than eleven years	344,788	355,412	3.58%	3,845	3,471	3.53%
Total	$727,997	$744,826	4.25%	$7,415	$6,607	2.77%

(1)	Expected average lives of RMBS and Agency IOs are generally shorter than stated contractual maturities.

(2)	Weighted average coupon represents the weighted average coupons of the securities rather than the coupon rates on the underlying collateral.

($ in thousands)	Non-Agency RMBS			Non-Agency IOs			CLOs(3)
Estimated Weighted Average Life(1)	Fair Value	Amortized Cost	Weighted Average Coupon(2)	Fair Value	Amortized Cost	Weighted Average Coupon(2)	Fair Value	Amortized Cost	Weighted Average Coupon(2)
Less than three years	$1,764	$1,749	7.45%	$—	$—	—%	$—	$—	—%
Greater than three years and less than seven years	5,834	5,271	11.39%	—	—	—%	13,114	13,078	11.99%
Greater than seven years and less than eleven years	1,217	1,169	6.07%	11,310	8,700	0.22%	1,377	1,363	14.06%
Greater than eleven years	594	—	5.79%	—	—	—%	—	—	—%
Total	$9,409	$8,189	9.39%	$11,310	$8,700	0.22%	$14,491	$14,441	12.16%

(1)	Expected average lives of RMBS are generally shorter than stated contractual maturities.
(2)	Weighted average coupon represents the weighted average coupons of the securities rather than the coupon rates on the underlying collateral.
(3)	CLOs excludes CLO Equity.

The following tables reflect the components of net interest income (expense) by security type for the three-month periods ended March 31, 2025 and 2024 and the years ended December 31, 2024 and 2023:

	Three-Month Period Ended March 31, 2025			Three-Month Period Ended March 31, 2024
	Net Coupon Interest	Net Amortization	Net Interest Income (Expense)	Net Coupon Interest	Net Amortization	Net Interest Income (Expense)
($ in thousands)				(Unaudited)
CLOs	$9,456	$(974)	$8,482	$1,288	$(44)	$1,244
Agency RMBS	6,172	157	6,329	8,457	(1,054)	7,403
Non-Agency RMBS	—	—	—	897	(333)	564
Other securities(1)	286	(42)	244	(68)	30	(38)
Total	$15,914	$(859)	$15,055	$10,574	$(1,401)	$9,173

(1)	Other securities includes corporate debt and U.S. Treasury securities.

	Year Ended December 31, 2024			Year Ended December 31, 2023
	Net Coupon Interest	Net Amortization	Net Interest Income (Expense)	Net Coupon Interest	Net Amortization	Net Interest Income (Expense)
($ in thousands)
CLOs	$18,670	$(3,581)	$15,089	$222	$109	$331
Agency RMBS	29,493	(446)	29,047	38,029	(1,843)	36,186
Non-Agency RMBS	2,242	(596)	1,646	2,883	(569)	2,314
Other securities(1)	584	41	625	(339)	(29)	(368)
Total	$50,989	$(4,582)	$46,407	$40,795	$(2,332)	$38,463

(1)	Other securities includes corporate debt and U.S. Treasury securities.

For the three-month periods ended March 31, 2025 and 2024, the Catch-up Amortization Adjustment was $(0.2) million and $(0.9) million, respectively. For the years ended December 31, 2024 and 2023, the Catch-up Amortization Adjustment was $(0.5) million and $(0.1) million, respectively.

At March 31, 2025, the Company had gross unrealized losses on securities of $(26.5) million, of which $(13.0) million relates primarily to adverse changes in estimated future cash flows on CLOs. At December 31, 2024, the Company had gross unrealized losses on securities of $(17.9) million, of which $(2.0) million relates primarily to adverse changes in estimated future cash flows on CLOs. At December 31, 2023, the Company had gross unrealized losses on securities of $(25.4) million, of which $(0.2) million relates primarily to adverse changes in estimated future cash flows on CLOs and Agency IOs.

The Company determined for certain securities that a portion of such securities’ cost basis is not collectible; for the three-month period ended March 31, 2024 and the years ended December 31, 2024 and 2023, the Company recognized realized losses on such securities of $(13) thousand, $(13) thousand, and $(0.5) million, respectively. No such losses were recognized for the three-month period ended March 31, 2025. Such realized losses are reflected in Net realized gains (losses) on securities, on the Consolidated Statement of Operations.

4. Valuation

The following tables present the Company’s financial instruments measured at fair value on:

March 31, 2025:

(In thousands)
Description	Level 1	Level 2	Level 3	Total
Assets:
Securities:
CLOs	$—	$116,434	$133,423	$249,857
Corporate debt	—	—	434	434
Corporate equity	—	—	56	56
Agency RMBS:
30-year fixed-rate mortgages	—	503,892	—	503,892
Interest only securities	—	—	2	2
Total securities, at fair value	—	620,326	133,915	754,241
Financial derivatives–assets, at fair value:
TBAs	—	138	—	138
Interest rate swaps	—	181	—	181
Futures	157	—	—	157
Credit default swaps	—	—	—	—
Forwards	—	—	—	—
Total financial derivatives–assets, at fair value	157	319	—	476
Total securities and financial derivatives–assets, at fair value	157	620,645	133,915	754,717
Liabilities:
Financial derivatives–liabilities, at fair value:
TBAs	—	(282)	—	(282)
Interest rate swaps	—	(187)	—	(187)
Futures	—	—	—	—
Credit default swaps	—	(488)	—	(488)
Total financial derivatives–liabilities, at fair value	$—	$(957)	$—	$(957)

December 31, 2024:

(In thousands)
Description	Level 1	Level 2	Level 3	Total
Assets:
Securities:
CLOs	$—	$67,498	$103,624	$171,122
Corporate debt	—	—	428	428
Corporate equity	—	—	56	56
Agency RMBS:
30-year fixed-rate mortgages	—	512,307	—	512,307
Interest only securities	—	—	2	2
Total securities, at fair value	—	579,805	104,110	683,915
Financial derivatives–assets, at fair value:
TBAs	—	592	—	592
Interest rate swaps	—	40,317	—	40,317
Futures	170	—	—	170
Credit default swaps	—	705	—	705
Forwards	—	83	—	83
Total financial derivatives–assets, at fair value	170	41,697	—	41,867
Total securities and financial derivatives–assets, at fair value	170	621,502	104,110	725,782
Liabilities:
Securities sold short:
U.S. Treasury securities sold short, at fair value	—	(22,578)	—	(22,578)
Financial derivatives–liabilities, at fair value:
TBAs	—	(1,363)	—	(1,363)
Interest rate swaps	—	(1,595)	—	(1,595)
Futures	(811)	—	—	(811)
Credit default swaps	—	(1,912)	—	(1,912)
Total financial derivatives–liabilities, at fair value	(811)	(4,870)	—	(5,681)
Total U.S. Treasury securities sold short and financial derivatives–liabilities, at fair value	$(811)	$(27,448)	$—	$(28,259)

December 31, 2023:

(In thousands)
Description	Level 1	Level 2	Level 3	Total
Assets:
Securities:
Agency RMBS:
15-year fixed-rate mortgages	$—	$27,847	$—	$27,847
20-year fixed-rate mortgages	—	7,863	—	7,863
30-year fixed-rate mortgages	—	670,294	—	670,294
Adjustable rate mortgages	—	7,119	—	7,119
Reverse mortgages	—	14,874	—	14,874
Interest only securities	—	4,253	3,162	7,415
Non-Agency RMBS	—	10,443	10,276	20,719
CLOs	—	11,816	5,601	17,417
Total securities, at fair value	—	754,509	19,039	773,548
Financial derivatives–assets, at fair value:
TBAs	—	654	—	654
Interest rate swaps	—	71,341	—	71,341
Futures	2,284	—	—	2,284
Total financial derivatives–assets, at fair value	2,284	71,995	—	74,279
Total securities and financial derivatives–assets, at fair value	2,284	826,504	19,039	847,827
Liabilities:
Financial derivatives–liabilities, at fair value:
TBAs	—	(1,876)	—	(1,876)
Interest rate swaps	—	(4,758)	—	(4,758)
Futures	(63)	—	—	(63)
Credit default swaps	—	(632)	—	(632)
Total financial derivatives–liabilities, at fair value	$(63)	$(7,266)	$—	$(7,329)

The tables below include roll-forwards of the Company’s financial instruments for the three-month periods ended March 31, 2025 and 2024 and the years ended December 31, 2024 and 2023 (including change in fair value), for financial instruments classified by the Company within Level 3 of the valuation hierarchy.

Three-Month Period Ended March 31, 2025:

(In thousands)	CLOs	Corporate Debt	Corporate Equity	Agency RMBS
Beginning balance—December 31, 2024	$103,624	$428	$56	$2
Purchases	51,769	12	—	—
Proceeds from sales	(17,517)	(13)	—	—
(Amortization)/accretion, net	(1,464)	—	—	—
Net realized gains (losses)	(201)	—	—	—
Change in net unrealized gains (losses)	(8,988)	7	—	—
Transfers:
Transfers into level 3	16,155	—	—	—
Transfers out of level 3	(9,955)	—	—	—
Ending balance—March 31, 2025	$133,423	$434	$56	$2

All amounts of net realized and changes in net unrealized gains (losses) in the table above are reflected in the accompanying Consolidated Statement of Operations. The table above incorporates changes in net unrealized gains (losses) for both Level 3 financial instruments held by the Company at March 31, 2025, as well as Level 3 financial instruments disposed of by the Company during the three-month period ended March 31, 2025. For Level 3 financial instruments held by the Company as of March 31, 2025, change in net unrealized gains (losses) of $(9.5) million, $7 thousand, and $(1) thousand for the three-month period ended March 31, 2025 relate to CLOs, corporate debt, and corporate equity, respectively.

At March 31, 2025, the Company transferred $10.0 million of assets from Level 3 to Level 2 and $16.2 million of assets from Level 2 to Level 3. Transfers between hierarchy levels are based on the availability of sufficient observable inputs to meet Level 2 versus Level 3 criteria. The level designation of each financial instrument is reassessed at the end of each period, and is based on pricing information received from third party pricing sources.

Three-Month Period Ended March 31, 2024 (unaudited):

(In thousands)	CLOs	Non-Agency RMBS	Agency RMBS
Beginning balance—December 31, 2023	$5,601	$10,276	$3,162
Purchases	16,952	—	—
Proceeds from sales	—	—	(263)
Principal repayments	(1,620)	(13)	—
(Amortization)/accretion, net	(34)	(258)	(180)
Net realized gains (losses)	34	42	20
Change in net unrealized gains (losses)	(379)	491	179
Transfers:
Transfers into level 3	6,456	1,811	1,002
Transfers out of level 3	(1,414)	(6,521)	—
Ending balance—March 31, 2024	$25,596	$5,828	$3,920

All amounts of net realized and changes in net unrealized gains (losses) in the table above are reflected in the accompanying Consolidated Statement of Operations. The table above incorporates changes in net unrealized gains (losses) for both Level 3 financial instruments held by the Company as of March 31, 2024, as well as Level 3 financial instruments disposed of by the Company during the three-month period ended March 31, 2024. For Level 3 financial instruments held by the Company as of March 31, 2024, change in net unrealized gains (losses) of $0.4 million, $0.1 million, and $0.2 million for the three-month period ended March 31, 2024 relate to CLOs, non-Agency RMBS, and Agency RMBS, respectively.

At March 31, 2024, the Company transferred $7.9 million of assets from Level 3 to Level 2 and $9.3 million of assets from Level 2 to Level 3. Transfers between these hierarchy levels are based on the availability of sufficient observable inputs to meet Level 2 versus Level 3 criteria. The level designation of each financial instrument is reassessed at the end of each period, and is based on pricing information received from third party pricing sources.

Year Ended December 31, 2024:

(In thousands)	CLOs	Corporate Debt	Corporate Equity	Agency RMBS	Non-Agency RMBS
Beginning balance as of December 31, 2023	$5,601	$—	$—	$3,162	$10,276
Purchases	179,444	400	75	—	—
Proceeds from sales	(42,997)	(5)	—	(3,010)	(10,898)
(Amortization)/accretion, net	(3,045)	—	—	(437)	(428)
Net realized gains (losses)	1,145	3	—	727	3,403
Change in net unrealized gains (losses)	(6,767)	30	(19)	(440)	(2,353)
Transfers:
Transfers into level 3	14,566	—	—	—	—
Transfers out of level 3	(44,323)	—	—	—	—
Ending balance as of December 31, 2024	$103,624	$428	$56	$2	$—

All amounts of net realized and changes in net unrealized gains (losses) in the table above are reflected in the accompanying Consolidated Statement of Operations. The table above incorporates changes in net unrealized gains (losses) for both Level 3 financial instruments held by the Company at December 31, 2024, as well as Level 3 financial instruments disposed of by the Company during the year ended December 31, 2024. For Level 3 financial instruments held by the Company as of December 31, 2024, change in net unrealized gains (losses) of $(6.0) million, $30 thousand, and $(19) thousand for the year ended December 31, 2024 relate to CLOs, corporate debt, and corporate equity, respectively.

At December 31, 2024, the Company transferred $44.3 million of assets from Level 3 to Level 2 and $14.6 million of assets from Level 2 to Level 3. Transfers between hierarchy levels are based on the availability of sufficient observable inputs to meet Level 2 versus Level 3 criteria. The level designation of each financial instrument is reassessed at the end of each period, and is based on pricing information received from third party pricing sources.

Year Ended December 31, 2023:

(In thousands)	Non-Agency RMBS	Agency RMBS	CLOs
Beginning balance as of December 31, 2022	$11,834	$4,085	$—
Purchases	4,141	—	5,465
Proceeds from sales	(5,058)	(1,484)	—
Principal repayments	(226)	(382)	—
(Amortization)/accretion, net	(379)	(653)	102
Net realized gains (losses)	(228)	(217)	—
Change in net unrealized gains (losses)	799	276	34
Transfers:
Transfers into level 3	—	1,848	—
Transfers out of level 3	(607)	(311)	—
Ending balance as of December 31, 2023	$10,276	$3,162	$5,601

All amounts of net realized and changes in net unrealized gains (losses) in the table above are reflected in the accompanying Consolidated Statement of Operations. The table above incorporates changes in net unrealized gains (losses) for both Level 3 financial instruments held by the Company as of December 31, 2023, as well as Level 3 financial instruments disposed of by the Company during the year ended December 31, 2023. For Level 3 financial instruments held by the Company as of December 31, 2023, change in net unrealized gains (losses) of $0.4 million, $0.6 million, and $34 thousand for the year ended December 31, 2023 relate to non-Agency RMBS, Agency RMBS, and CLOs, respectively.

At December 31, 2023, the Company transferred $0.9 million of assets from Level 3 to Level 2 and $1.8 million of assets from Level 2 to Level 3. Transfers between these hierarchy levels are based on the availability of sufficient observable inputs to meet Level 2 versus Level 3 criteria. The level designation of each financial instrument is reassessed at the end of each period, and is based on pricing information received from third party pricing sources.

The following table identifies the significant unobservable inputs that affect the valuation of the Company’s Level 3 financial instruments as of March 31, 2025:

				Range
Description	Fair Value	Valuation Technique	Significant Unobservable Input	Min	Max	Weighted Average(1)
	(In thousands)
CLOs	$73,807	Market quotes	Non-Binding Third-Party Valuation	$5.00	$100.75	$61.98
	59,616	Discounted Cash Flows
	133,423		Yield(2)	3.5%	76.2%	16.3%
Agency RMBS–Interest Only Securities	2	Option Adjusted Spread (“OAS”)	LIBOR OAS(3)	1,007	1,007	1,007
Corporate equity	56	Discounted Cash Flows	Yield	18.5%	22.6%	20.2%
Corporate debt	434	Discounted Cash Flows	Yield	8.7%	43.4%	16.6%

(1)	Averages are weighted based on the fair value of the related instrument.
(2)	Excludes $1.3 million of CLOs which have estimated yields greater than 100%. Including such positions our weighted average yield would be 18.1%.
(3)	Shown in basis points.

Third-party non-binding valuations are validated by comparing such valuations to internally generated prices based on the Company’s models and, when available, to recent trading activity in the same or similar instruments. For those instruments valued using discounted cash flows, such estimates of future cash flows may incorporate projections of interest and principal payments, fee rebates, credit losses, and redemptions. For those assets valued using the LIBOR Option Adjusted Spread, or “OAS,” valuation methodology, cash flows are projected using management’s models over multiple interest rate scenarios, and these projected cash flows are then discounted using the LIBOR rates (which are calculated by using an assumed spread over projected Secured Overnight Financing Rates, or “SOFR” rates) implied by each interest rate scenario. The LIBOR OAS of an asset is then computed as the unique constant yield spread that, when added to all LIBOR rates in each interest rate scenario generated by the model, will equate (a) the expected present value of the projected asset cash flows over all model scenarios to (b) the actual current market price of the asset. LIBOR OAS is therefore model-dependent. Generally speaking, LIBOR OAS measures the additional yield spread over LIBOR that an asset provides at its current market price after taking into account any interest rate options embedded in the asset.

Material changes in any of the inputs above in isolation could result in a significant change to reported fair value measurements.

The following table summarizes the estimated fair value of all other financial instruments not included in the disclosures above as of March 31, 2025 and December 31, 2024 and 2023:

	March 31, 2025		December 31, 2024		December 31, 2023
(In thousands)	Fair Value	Carrying Value	Fair Value	Carrying Value	Fair Value	Carrying Value
Assets:
Cash and cash equivalents	$17,375	$17,375	$31,840	$31,840	$38,533	$38,533
Due from brokers	4,308	4,308	21,517	21,517	3,245	3,245
Reverse repurchase agreements	—	—	23,000	23,000	—	—
Liabilities:
Repurchase agreements	517,538	517,538	562,974	562,974	729,543	729,543
Due to brokers	914	914	30,671	30,671	54,476	54,476

Cash and cash equivalents includes cash held in interest bearing overnight accounts, for which fair value equals the carrying value, and cash held in money market accounts, which are liquid in nature and for which fair value equals the carrying value; such assets are considered Level 1 assets. Due from brokers and Due to brokers include collateral transferred to or received from counterparties, along with receivables and payables for open and/or closed derivative positions. These receivables and payables are short term in nature and any collateral transferred consists primarily of cash; fair value of these items approximates carrying value and such items are considered Level 1 assets and liabilities. The Company’s repurchase and reverse repurchase agreements are carried at cost, which approximates fair value due to their short term nature. Repurchase agreements and reverse repurchase agreements are classified as Level 2 assets and liabilities based on the adequacy of the collateral and their short term nature.

5. Financial Derivatives

The Company manages certain risks associated with its investments and borrowings, including interest rate, credit, liquidity, and foreign exchange rate risk primarily by managing the amount, sources, and duration of its investments and borrowings, and through the use of derivative financial instruments. The Company’s derivative financial instruments are used to manage differences in the amount, timing, and duration of its known or expected cash receipts and its known or expected cash payments principally related to its investments and borrowings, as well as to mitigate changes in the fair value of its investments that are caused by changes in overall market conditions.

The following table details the fair value of the Company’s holdings of financial derivatives as of March 31, 2025 and December 31, 2024 and 2023:

	March 31, 2025	December 31, 2024	December 31, 2023
	(In thousands)
Financial derivatives–assets, at fair value:
TBA securities purchase contracts	$—	$—	$654
TBA securities sale contracts	138	592	—
Fixed payer interest rate swaps	181	39,125	67,719
Fixed receiver interest rate swaps	—	1,192	3,622
Futures	157	170	2,284
Credit default swaps	—	705	—
Forwards	—	83	—
Total financial derivatives–assets, at fair value	476	41,867	74,279
Financial derivatives–liabilities, at fair value:
TBA securities purchase contracts	—	(1,363)	(13)
TBA securities sale contracts	(282)	—	(1,863)
Fixed payer interest rate swaps	—	(1,401)	(4,182)
Fixed receiver interest rate swaps	(187)	(194)	(576)
Futures	—	(811)	(63)
Credit default swaps	(488)	(1,912)	(632)
Total financial derivatives–liabilities, at fair value	(957)	(5,681)	(7,329)
Total, net	$(481)	$36,186	$66,950

Interest Rate Swaps

The following tables provide information about the Company’s fixed payer interest rate swaps as of March 31, 2025 and December 31, 2024 and 2023.

March 31, 2025:

			Weighted Average
Maturity	Notional Amount	Fair Value	Pay Rate	Receive Rate	Remaining Years to Maturity
	(In thousands)
2040	$500	$181	0.90%	4.33%	15.57
Total	$500	$181	0.90%	4.33%	15.57

December 31, 2024:

			Weighted Average
Maturity	Notional Amount	Fair Value	Pay Rate	Receive Rate	Remaining Years to Maturity
	(In thousands)
2026	$39,700	$(17)	4.15%	4.46%	1.90
2027	38,045	1,296	2.97	4.49	2.70
2028	77,795	2,531	3.34	4.48	3.48
2029	79,000	6,774	2.40	4.49	4.23
2030	47,428	4,300	2.50	4.49	5.42
2031	123,515	17,830	1.81	4.48	6.48
2032	67,510	102	4.04	4.46	7.01
2033	119,310	(990)	3.90	4.49	8.51
2034	39,434	577	3.91	4.46	9.91
2035	10,000	38	4.03	4.46	10.01
2038	17,500	(71)	4.18	4.46	13.72
2040	500	188	0.90	4.33	15.81
2049	3,564	1,354	1.63	4.46	24.83
2050	780	434	0.64	4.46	25.54
2052	10,000	3,307	2.28	4.49	27.30
2054	4,000	71	3.84	4.49	30.00
Total	$678,081	$37,724	3.13%	4.48%	6.74

December 31, 2023:

			Weighted Average
Maturity	Notional Amount	Fair Value	Pay Rate	Receive Rate	Remaining Years to Maturity
	(In thousands)
2024	$73,693	$2,161	2.27%	5.38%	0.33
2025	100,268	2,960	2.98	5.39	1.72
2027	40,545	1,164	3.01	5.38	3.71
2028	104,647	5,264	2.74	5.39	4.51
2029	65,987	5,528	2.17	5.38	5.25
2030	97,200	7,141	2.50	5.38	6.42
2031	123,515	16,138	1.81	5.38	7.48
2032	104,377	15,932	1.74	5.38	8.13
2033	76,900	(782)	3.69	5.38	9.25
2037	35,000	2,842	2.85	5.38	13.56
2038	39,500	(2,072)	4.01	5.39	14.66
2040	500	165	0.90	5.33	16.82
2041	10,961	3,395	1.33	5.39	17.60
2049	3,564	1,156	1.63	5.39	25.83
2050	780	394	0.64	5.39	26.54
2052	10,000	2,151	2.28	5.38	28.31
Total	$887,437	$63,537	2.54%	5.38%	6.68

The following tables provide information about the Company’s fixed receiver interest rate swaps as of March 31, 2025 and December 31, 2024 and 2023.

March 31, 2025:

			Weighted Average
Maturity	Notional Amount	Fair Value	Pay Rate	Receive Rate	Remaining Years to Maturity
	(In thousands)
2040	$500	$(187)	4.41%	0.84%	15.57
Total	$500	$(187)	4.41%	0.84%	15.57

December 31, 2024:

			Weighted Average
Maturity	Notional Amount	Fair Value	Pay Rate	Receive Rate	Remaining Years to Maturity
	(In thousands)
2033	$119,310	$1,192	4.49%	3.90%	8.51
2040	500	(194)	4.49	0.84	15.81
Total	$119,810	$998	4.49%	3.88%	8.54

December 31, 2023:

			Weighted Average
Maturity	Notional Amount	Fair Value	Pay Rate	Receive Rate	Remaining Years to Maturity
	(In thousands)
2026	$61	$—	5.38%	4.06%	2.45
2028	10,070	(19)	5.39	3.50	5.00
2029	20,000	19	5.38	3.55	5.01
2030	13,000	(330)	5.38	3.31	6.26
2031	25,700	31	5.38	3.49	7.01
2033	95,829	3,572	5.39	3.96	9.62
2034	23,000	(54)	5.38	3.44	10.01
2040	500	(173)	5.38	0.84	16.82
Total	$188,160	$3,046	5.38%	3.71%	8.36

Futures

The following tables provide information about the Company’s futures as of March 31, 2025 and December 31, 2024 and 2023.

March 31, 2025:

Description	Notional Amount	Fair Value	Remaining Months to Expiration
($ in thousands)
Assets:
Short Contracts:
Euro FX Futures	$(19,125)	$157	2.57

December 31, 2024:

Description	Notional Amount	Fair Value	Remaining Months to Expiration
($ in thousands)
Assets:
Short Contracts:
U.S. Treasury Futures	$(5,400)	$6	3.00
Euro FX Futures	(10,250)	164	2.53
Liabilities:
Long Contracts:
U.S. Treasury Futures	134,400	(811)	2.87
Total, net	$118,750	$(641)	2.85

December 31, 2023:

Description	Notional Amount	Fair Value	Remaining Months to Expiration
($ in thousands)
Assets:
Long Contracts:
U.S. Treasury Futures	$84,600	$2,284	2.69
Liabilities:
Short Contracts:
U.S. Treasury Futures	(5,400)	(63)	2.93
Total, net	$79,200	$2,221	2.70

TBAs

The Company transacts in the forward settling TBA market. Pursuant to these TBA transactions, the Company agrees to purchase or sell, for future delivery, Agency RMBS with certain principal and interest terms and certain types of underlying collateral, but the particular Agency RMBS to be delivered is not identified until shortly before the TBA settlement date. TBAs are generally liquid, have quoted market prices, and represent the most actively traded class of MBS. The Company uses TBAs to mitigate interest rate risk, usually by taking short positions. The Company also invests in TBAs as a means of acquiring additional exposure to Agency RMBS, or for speculative purposes, including holding long positions.

The Company does not generally take delivery of TBAs; rather, it settles the associated receivable and payable with its trading counterparties on a net basis. Transactions with the same counterparty for the same TBA that result in a reduction of the position are treated as extinguished.

As of March 31, 2025 and December 31, 2024 and 2023, the Company had outstanding contracts to purchase (“long positions”) and sell (“short positions”) TBA securities as follows:

	March 31, 2025				December 31, 2024
TBA Securities	Notional Amount(1)	Cost Basis(2)	Market Value(3)	Net Carrying Value(4)	Notional Amount(1)	Cost Basis(2)	Market Value(3)	Net Carrying Value(4)
(In thousands)
Purchase contracts:
Liabilities	$—	$—	$—	$—	$61,190	$55,214	$53,851	$(1,363)
	—	—	—	—	61,190	55,214	53,851	(1,363)
Sale contracts:
Assets	(54,800)	(52,515)	(52,377)	138	(69,156)	(69,618)	(69,026)	592
Liabilities	(464,816)	(450,282)	(450,564)	(282)	—	—	—	—
	(519,616)	(502,797)	(502,941)	(144)	(69,156)	(69,618)	(69,026)	592
Total TBA securities, net	$(519,616)	$(502,797)	$(502,941)	$(144)	$(7,966)	$(14,404)	$(15,175)	$(771)

(1)	Notional amount represents the principal balance of the underlying Agency RMBS.
(2)	Cost basis represents the forward price to be paid (received) for the underlying Agency RMBS.
(3)	Market value represents the current market value of the underlying Agency RMBS (on a forward delivery basis) as of period end.
(4)	Net carrying value represents the difference between the market value of the TBA contract as of period end and the cost basis and is reported in Financial derivatives-assets at fair value and Financial derivatives-liabilities at fair value on the Consolidated Balance Sheet.

	December 31, 2023
TBA Securities	Notional Amount(1)	Cost Basis(2)	Market Value(3)	Net Carrying Value(4)
(In thousands)
Purchase contracts:
Assets	$79,722	$78,709	$79,363	$654
Liabilities	27,700	28,398	28,385	(13)
	107,422	107,107	107,748	641
Sale contracts:
Liabilities	(78,285)	(69,206)	(71,069)	(1,863)
	(78,285)	(69,206)	(71,069)	(1,863)
Total TBA securities, net	$29,137	$37,901	$36,679	$(1,222)

(1)	Notional amount represents the principal balance of the underlying Agency RMBS.
(2)	Cost basis represents the forward price to be paid (received) for the underlying Agency RMBS.
(3)	Market value represents the current market value of the underlying Agency RMBS (on a forward delivery basis) as of period end.
(4)	Net carrying value represents the difference between the market value of the TBA contract as of period end and the cost basis and is reported in Financial derivatives-assets at fair value and Financial derivatives-liabilities at fair value on the Consolidated Balance Sheet.

Credit Default Swaps

The following table provides information about the Company’s credit default swaps as of March 31, 2025 and December 31, 2024 and 2023:

	As of
	March 31, 2025			December 31, 2024			December 31, 2023
Type(1)	Notional	Fair Value	Weighted Average Remaining Term (Years)	Notional	Fair Value	Weighted Average Remaining Term (Years)	Notional	Fair Value	Weighted Average Remaining Term (Years)
($ in thousands)
Asset:
Long:
Credit default swaps on corporate bond indices	$—	$—	—	$23,825	$705	4.47	$—	$—	—
Liability:
Short:
Credit default swaps on corporate bond indices	(9,104)	(488)	5.22	(52,886)	(1,912)	4.75	(25,943)	(632)	4.98
	$(9,104)	$(488)	5.22	$(29,061)	$(1,207)	4.66	$(25,943)	$(632)	4.98

(1)	Long notional represents contracts where the Company has written protection and short notional represents contracts where the Company has purchased protection.

From time to time the Company enters into credit derivative contracts for which the Company sells credit protection (“written credit derivatives”). As of March 31, 2025 and December 31, 2024, all of the Company’s open written credit derivatives were credit default swaps on corporate bond indices, for which the Company receives periodic payments at fixed rates from credit protection buyers, and is obligated to make payments to the credit protection buyer upon the occurrence of a “credit event” with respect to underlying reference assets. No written credit derivatives were held as of March 31, 2025 or December 31, 2023. As of December 31, 2024, the Company held written credit derivatives with a notional value of $23.8 million and a fair value of $0.7 million. Implied credit spreads may be used to determine the market value of such contracts and are reflective of the cost of buying/selling credit protection. Higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make protection payments) under the contract. In situations where the credit quality of the underlying reference assets has deteriorated, the percentage of notional values that would be paid up front to enter into a new such contract (“points up front”) is frequently used as an indication of credit risk. Credit protection sellers entering the market in such situations would expect to be paid points up front corresponding to the approximate fair value of the contract. As of March 31, 2025, the implied credit spread on the Company’s outstanding written credit derivative was 376 basis points, compared to a range of 45 to 289 basis points as of December 31, 2024. Total net up-front payments (paid) or received relating to written credit derivatives outstanding as of March 31, 2025 and December 31, 2024 was $0.5 million and $0.7 million, respectively.

The table below details the average notional values of the Company’s financial derivatives, using absolute value of month end notional values, for the three-month periods ended March 31, 2025 and 2024 and years ended December 31, 2024 and 2023:

Derivative Type	Three-Month Period Ended March 31, 2025	Three-Month Period Ended March 31, 2024	Year Ended December 31, 2024	Year Ended December 31, 2023
(In thousands)		(Unaudited)
Interest rate swaps	$812,723	$1,090,580	$972,807	$861,689
TBAs	418,109	194,352	286,658	289,786
Futures	82,369	61,675	96,410	67,592
Credit default swaps	59,809	25,466	39,320	14,989
Forwards	5,274	—	1,803	—
Warrants	4	—	1	—

Gains and losses on the Company’s financial derivatives for the three-month periods ended March 31, 2025 and 2024 and the years ended December 31, 2024 and 2023 are summarized in the tables below:

	Three-Month Period Ended March 31, 2025
Derivative Type	Net Realized Gains (Losses) on Periodic Settlements of Interest Rate Swaps	Net Realized Gains (Losses) on Financial Derivatives Other Than Periodic Settlements of Interest Rate Swaps	Net Realized Gains (Losses) on Financial Derivatives	Change in Net Unrealized Gains (Losses) on Accrued Periodic Settlements of Interest Rate Swaps	Change in Net Unrealized Gains (Losses) on Financial Derivatives Other Than on Accrued Periodic Settlements of Interest Rate Swaps	Change in Net Unrealized Gains (Losses) on Financial Derivatives
(In thousands)
Interest rate swaps	$8,060	$20,268	$28,328	$(6,340)	$(20,658)	$(26,998)

TBAs		(9,536)	(9,536)		627	627
Futures		(834)	(834)		798	798
Credit default swaps		(18)	(18)		143	143
Forwards		(346)	(346)		$(84)	$(84)
Total	$8,060	$9,534	$17,594	$(6,340)	$(19,174)	$(25,514)

	Three-Month Period Ended March 31, 2024 (unaudited)
Derivative Type	Net Realized Gains (Losses) on Periodic Settlements of Interest Rate Swaps	Net Realized Gains (Losses) on Financial Derivatives Other Than Periodic Settlements of Interest Rate Swaps	Net Realized Gains (Losses) on Financial Derivatives	Change in Net Unrealized Gains (Losses) on Accrued Periodic Settlements of Interest Rate Swaps	Change in Net Unrealized Gains (Losses) on Financial Derivatives Other Than on Accrued Periodic Settlements of Interest Rate Swaps	Change in Net Unrealized Gains (Losses) on Financial Derivatives
(In thousands)
Interest rate swaps	$5,812	$(1,167)	$4,645	$(111)	$11,111	$11,000
TBAs		(707)	(707)		1,148	1,148
Futures		(174)	(174)		(2,018)	(2,018)
Credit default swaps		(305)	(305)		86	86
Total	$5,812	$(2,353)	$3,459	$(111)	$10,327	$10,216

	Year Ended December 31, 2024
Derivative Type	Net Realized Gains (Losses) on Periodic Settlements of Interest Rate Swaps	Net Realized Gains (Losses) on Financial Derivatives Other Than Periodic Settlements of Interest Rate Swaps	Net Realized Gains (Losses) on Financial Derivatives	Change in Net Unrealized Gains (Losses) on Accrued Periodic Settlements of Interest Rate Swaps	Change in Net Unrealized Gains (Losses) on Financial Derivatives Other Than on Accrued Periodic Settlements of Interest Rate Swaps	Change in Net Unrealized Gains (Losses) on Financial Derivatives
(In thousands)
Interest rate swaps	$27,118	$15,387	$42,505	$(8,013)	$(8,321)	$(16,334)
TBAs		(2,263)	(2,263)		451	451
Futures		(1,318)	(1,318)		(2,862)	(2,862)
Credit default swaps		(773)	(773)		83	83
Forwards		336	336		$83	$83
Total	$27,118	$11,369	$38,487	$(8,013)	$(10,566)	$(18,579)

	Year Ended December 31, 2023
Derivative Type	Net Realized Gains (Losses) on Periodic Settlements of Interest Rate Swaps	Net Realized Gains (Losses) on Financial Derivatives Other Than Periodic Settlements of Interest Rate Swaps	Net Realized Gains (Losses) on Financial Derivatives	Change in Net Unrealized Gains (Losses) on Accrued Periodic Settlements of Interest Rate Swaps	Change in Net Unrealized Gains (Losses) on Financial Derivatives Other Than on Accrued Periodic Settlements of Interest Rate Swaps	Change in Net Unrealized Gains (Losses) on Financial Derivatives
(In thousands)
Interest rate swaps	$7,388	$12,176	$19,564	$13,690	$(30,612)	$(16,922)
TBAs		12,385	12,385		(4,126)	(4,126)
Futures		(3,149)	(3,149)		2,303	2,303
Credit default swaps		(238)	(238)		(187)	(187)
Total	$7,388	$21,174	$28,562	$13,690	$(32,622)	$(18,932)

6. Borrowings under Repurchase Agreements

The Company enters into repurchase agreements. A repurchase agreement involves the sale of an asset to a counterparty together with a simultaneous agreement to repurchase the transferred asset or similar asset from such counterparty at a future date. The Company accounts for its repurchase agreements as collateralized borrowings, with the transferred assets effectively serving as collateral for the related borrowing. The Company’s repurchase agreements typically range in term from 30 to 364 days. The principal economic terms of each repurchase agreement—such as loan amount, interest rate, and maturity date—are typically negotiated on a transaction-by-transaction basis. Other terms and conditions, such as relating to events of default, are typically governed under the Company’s master repurchase agreements. Absent an event of default, the Company maintains beneficial ownership of the transferred securities during the term of the repurchase agreement and receives the related principal and interest payments. Interest rates on these borrowings are generally fixed based on prevailing rates corresponding to the terms of the borrowings, and interest is paid at the termination of the repurchase agreement at which time the Company may enter into a new repurchase agreement at prevailing market rates with the same counterparty, repay that counterparty and possibly negotiate financing terms with a different counterparty, or choose to no longer finance the related asset. In response to a decline in the fair value of the transferred securities, whether as a result of changes in market conditions, security paydowns, or other factors, repurchase agreement counterparties will typically make a margin call, whereby the Company will be required to post additional securities and/or cash as collateral with the counterparty in order to re-establish the agreed-upon collateralization requirements. In the event of increases in fair value of the transferred securities, the Company generally can require the counterparty to post collateral with it in the form of cash or securities. The Company is generally permitted to sell or re-pledge any securities posted by the counterparty as collateral; however, upon termination of the repurchase agreement, or other circumstance in which the counterparty is no longer required to post such margin, the Company must return to the counterparty the same security that had been posted. The contractual amount (loan amount) of the Company’s repurchase agreements approximates fair value, based on the short-term nature of the debt and the adequacy of the collateral.

At any given time, the Company seeks to have its outstanding borrowings under repurchase agreements with several different counterparties in order to reduce the exposure to any single counterparty. As of March 31, 2025 and December 31, 2024 and 2023, the Company had outstanding borrowings under repurchase agreements with 13, 14, and 19 counterparties, respectively.

The following table details the Company’s outstanding borrowings under repurchase agreements as of March 31, 2025 and December 31, 2024 and 2023:

	March 31, 2025			December 31, 2024			December 31, 2023
		Weighted Average			Weighted Average			Weighted Average
Remaining Days to Maturity	Borrowings Outstanding	Interest Rate	Remaining Days to Maturity	Borrowings Outstanding	Interest Rate	Remaining Days to Maturity	Borrowings Outstanding	Interest Rate	Remaining Days to Maturity
Agency RMBS:	(In thousands)			(In thousands)			(In thousands)
30 days or less	$448,778	4.47%	9	$499,701	4.71%	15	$676,074	5.54%	17
31-60 days	—	—	—	—	—	—	1,256	6.23	44
61-90 days	—	—	—	—	—	—	2,933	6.23	67
Total Agency RMBS	448,778	4.47	9	499,701	4.71	15	680,263	5.55	17
CLOs and Non-Agency RMBS:
30 days or less	37,790	5.45	9	38,913	5.70	17	6,782	6.89	15
31-60 days	30,970	4.84	45	24,360	5.57	43	4,875	6.80	46
61-90 days	—	—	—	—	—	—	6,801	6.58	67
Total CLOs and non-Agency RMBS	68,760	5.17	25	63,273	5.65	27	18,458	6.75	42
U.S. Treasury Securities
30 days or less	—	—	—	—	—	—	30,822	5.53	2
Total U.S. Treasury Securities	—	—	—	—	—	—	30,822	5.53	2
Total	$517,538	4.56%	11	$562,974	4.81%	16	$729,543	5.58%	17

Repurchase agreements involving underlying investments that the Company sold prior to period end, for settlement following period end, are shown using their contractual maturity dates even though such repurchase agreements may be expected to be terminated early upon settlement of the sale of the underlying investment.

As of March 31, 2025 and December 31, 2024 and 2023, the fair value of securities transferred as collateral under outstanding borrowings under repurchase agreements was $567.0 million, $611.3 million, and $791.5 million, respectively. Collateral transferred under outstanding borrowings under repurchase agreements as of March 31, 2025 and December 31, 2024 and 2023, includes investments in the amount of $4.6 million, $10.5 million, and $51.0 million, respectively, that were sold prior to period end but for which such sale had not yet settled. In addition as of March 31, 2025 and December 31, 2024 and 2023, the Company posted to/(received from) repurchase agreement counterparties net cash collateral of $0.1 million, $4.2 million, $(11.2) million, respectively, as a result of margin calls with various repurchase agreement counterparties. Additionally, as of December 31, 2024 and 2023, repurchase agreement counterparties posted/(received) RMBS of $(3.1) million and $0.8 million, respectively, to/(from) the Company as a result of margin calls.

Amount at risk represents the excess, if any, for each counterparty of the fair value of collateral held by such counterparty over the amounts outstanding under repurchase agreements. There was no counterparty for which the amount at risk was greater than 10% of shareholders’ equity as of either March 31, 2025 or December 31, 2024 and 2023.

7. Offsetting of Assets and Liabilities

The Company records certain financial instruments at fair value as described in Note 2. In connection with its financial derivatives, repurchase agreements, and related trading agreements, the Company and its counterparties are required to pledge collateral. Cash or other collateral is exchanged as required with each of the Company’s counterparties in connection with open derivative positions and repurchase agreements.

The following tables present information about certain assets and liabilities representing financial instruments as of March 31, 2025 and December 31, 2024 and 2023. The Company has not previously entered into master netting agreements with any of its counterparties. Certain of the Company’s repurchase and reverse repurchase agreements and financial derivative transactions are governed by underlying agreements that generally provide a right of net settlement, as well as a right of offset in the event of default or in the event of a bankruptcy of either party to the transaction.

March 31, 2025:

Description	Amount of Assets (Liabilities) Presented in the Consolidated Balance Sheet(1)	Financial Instruments Available for Offset	Financial Instruments Transferred or Pledged as Collateral(2)(3)	Cash Collateral (Received) Pledged(2)(3)	Net Amount
(In thousands)
Assets:
Financial derivatives–assets	$476	$(319)	$—	$—	$157
Reverse repurchase agreements	—	—	—	—	—
Liabilities:
Financial derivatives–liabilities	(957)	319	—	638	—
Repurchase agreements	(517,538)	—	517,388	150	—

(1)	In the Company’s Consolidated Balance Sheet, all balances associated with repurchase and reverse repurchase agreements and financial derivatives are presented on a gross basis.
(2)	For the purpose of this presentation, for each row the total amount of financial instruments transferred or pledged and cash collateral (received) or pledged may not exceed the applicable gross amount of assets or (liabilities) as presented here. Therefore, the Company has reduced the amount of financial instruments transferred or pledged as collateral related to the Company’s repurchase agreements and cash collateral pledged on the Company’s financial derivative assets and liabilities. As of March 31, 2025, the fair value of financial instruments transferred or pledged as collateral on the Company’s repurchase agreements, net of the fair value of any financial instruments received by the Company as the result of margin calls, were $567.0 million. As of March 31, 2025, total cash collateral (received) pledged on financial derivative assets and financial derivative liabilities excludes $2.0 million and $0.6 million, respectively, of net excess cash collateral.
(3)	When collateral is pledged to or pledged by a counterparty, it is often pledged or posted with respect to all positions with such counterparty, and in such cases such collateral cannot be specifically identified as relating to a particular asset or liability. As a result, in preparing the above table, the Company has made assumptions in allocating pledged or posted collateral among the various rows.

December 31, 2024:

Description	Amount of Assets (Liabilities) Presented in the Consolidated Balance Sheet(1)	Financial Instruments Available for Offset	Financial Instruments Transferred or Pledged as Collateral(2)(3)	Cash Collateral (Received) Pledged(2)(3)	Net Amount
(In thousands)
Assets:
Financial derivatives–assets	$41,867	$(2,561)	$—	$(29,768)	$9,538
Reverse repurchase agreements	23,000	—	(23,000)	—	—
Liabilities:
Financial derivatives–liabilities	(5,681)	2,561	—	1,826	(1,294)
Repurchase agreements	(562,974)	—	558,792	4,182	—

(1)	In the Company’s Consolidated Balance Sheet, all balances associated with repurchase and reverse repurchase agreements and financial derivatives are presented on a gross basis.

(2)	For the purpose of this presentation, for each row the total amount of financial instruments transferred or pledged and cash collateral (received) or pledged may not exceed the applicable gross amount of assets or (liabilities) as presented here. Therefore, the Company has reduced the amount of financial instruments transferred or pledged as collateral related to the Company’s repurchase agreements and cash collateral pledged on the Company’s financial derivative assets and liabilities. As of December 31, 2024, the fair value of financial instruments transferred or pledged as collateral on the Company’s repurchase agreements, net of the fair value of any financial instruments received by the Company as a result of margin calls, were $614.5 million. As of December 31, 2024, total cash collateral (received) pledged on financial derivative assets and financial derivative liabilities excludes $31 thousand and $2.6 million, respectively, of net excess cash collateral.
(3)	When collateral is pledged to or pledged by a counterparty, it is often pledged or posted with respect to all positions with such counterparty, and in such cases such collateral cannot be specifically identified as relating to a particular asset or liability. As a result, in preparing the above table, the Company has made assumptions in allocating pledged or posted collateral among the various rows.

December 31, 2023:

Description	Amount of Assets (Liabilities) Presented in the Consolidated Balance Sheet(1)	Financial Instruments Available for Offset	Financial Instruments Transferred or Pledged as Collateral(2)(3)	Cash Collateral (Received) Pledged(2)(3)	Net Amount
(In thousands)
Assets:
Financial derivatives–assets	$74,279	$(6,851)	$—	$(42,344)	$25,084
Liabilities:
Financial derivatives–liabilities	(7,329)	6,851	—	374	(104)
Repurchase agreements	(729,543)	—	740,748	(11,205)	—

(1)	In the Company’s Consolidated Balance Sheet, all balances associated with repurchase and reverse repurchase agreements and financial derivatives are presented on a gross basis.
(2)	For the purpose of this presentation, for each row the total amount of financial instruments transferred or pledged and cash collateral (received) or pledged may not exceed the applicable gross amount of assets or (liabilities) as presented here. Therefore, the Company has reduced the amount of financial instruments transferred or pledged as collateral related to the Company’s repurchase agreements and cash collateral pledged on the Company’s financial derivative assets and liabilities. As of December 31, 2023, the fair value of financial instruments transferred or pledged as collateral on the Company’s repurchase agreements, net of the fair value of any financial instruments received by the Company as a result of margin calls, were $790.6 million. As of December 31, 2023, total cash collateral (received) pledged on financial derivative assets and financial derivative liabilities excludes $1.4 million and $0.1 million, respectively, of net excess cash collateral.
(3)	When collateral is pledged to or pledged by a counterparty, it is often pledged or posted with respect to all positions with such counterparty, and in such cases such collateral cannot be specifically identified as relating to a particular asset or liability. As a result, in preparing the above table, the Company has made assumptions in allocating pledged or posted collateral among the various rows.

8. Earnings Per Share

Basic earnings per share, or “EPS,” is calculated by dividing net income (loss) for the period by the weighted average of the Company’s common shares outstanding for the period. Diluted EPS takes into account the effect of outstanding dilutive instruments, such as share options and warrants, if any, and uses the average share price for the period in determining the number of incremental shares that are to be added to the weighted average number of shares outstanding. As of March 31, 2025 and December 31, 2024 and 2023, the Company did not have any dilutive instruments outstanding.

The following table presents a reconciliation of the earnings/(losses) and shares used in calculating basic EPS for the three-month periods ended March 31, 2025 and 2024 and the years ended December 31, 2024 and 2023:

	Three-Month Period Ended		Year Ended
	March 31, 2025	3/31/2024	December 31 2024	December 31 2023
(In thousands except for share amounts)		(Unaudited)
Numerator:
Net income (loss)	$(7,870)	$3,961	$6,586	$4,559
Denominator:
Basic and diluted weighted average common shares outstanding	34,811,555	19,548,408	23,576,696	14,875,314
Basic and diluted earnings per share	$(0.23)	$0.20	$0.28	$0.31

9. Related Party Transactions

Management Agreement

The Company was party to the Fifth Amended and Restated Management Agreement, (the “Previous Management Agreement”). On June 25, 2024, the Company Board of Trustees unanimously approved the Sixth Amended and Restated Management Agreement, (the “New Management Agreement”) which replaced the Previous Management Agreement. The New Management Agreement became effective beginning July 1, 2024. The Company is externally managed and advised by the Manager. Pursuant to the terms of the Previous Management Agreement and the New Management Agreement (collectively the “Management Agreement”), the Manager provides the Company with its management team, including its officers, and appropriate support personnel. The Company does not have any employees. The Manager is responsible for the day-to-day operations of the Company.

For periods prior to July 1, 2024, under the terms of the Previous Management Agreement, the Manager received an annual management fee in an amount equal to 1.50% per annum of shareholders’ equity (as defined in the Previous Management Agreement) as of the end of each fiscal quarter (before deductions for any management fee with respect to such fiscal period). The management fee was payable quarterly in arrears.

Under the terms of the New Management Agreement, for periods beginning after June 30, 2024, the Manager receives an annual management fee in an amount equal to 1.50% per annum of the Company’s Net Asset Value, calculated as the Company’s total assets minus its total liabilities (the “Base Management Fee”). The Base Management Fee is payable quarterly in arrears.

For the three-month periods ended March 31, 2025 and 2024, the total management fee incurred was $0.9 million and $0.5 million, respectively. For the years ended December 31, 2024 and 2023, the total management fee incurred was $2.5 million and $1.8 million, respectively.

In addition to the Base Management Fee, pursuant to the New Management Agreement, the Company will pay the Manager a performance fee (the “Performance Fee”). The Performance Fee is calculated and payable quarterly in arrears based upon the Company’s Pre-Performance Fee Net Investment Income, with respect to each fiscal quarter. Pre-Performance Fee Net Investment Income for any fiscal quarter means, interest income (including accretions of discounts, amortization of premiums, and payment-in-kind income), dividend income, and any other income (including any fee income) earned or accrued by the Company during such fiscal quarter, minus the Company’s operating expenses for such quarter (which, for this purpose, will not include any litigation-related expenses, any extraordinary expenses, or Performance Fee). Pre-Performance Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. For purposes of computing Pre-Performance Fee Net Investment Income, the calculation methodology will look through total return swaps as if the Company owned the referenced assets directly. As a result, Pre-Performance Fee Net Investment Income includes net interest (whether positive or negative) associated with a total return swap, which is the difference between (a) the interest income and transaction fees related to the reference assets and (b) all interest and other expenses paid by the Company to the total return swap counterparty. In the case of an interest rate swap, Pre-Performance Fee Net Investment Income includes the net payments and net accruals of periodic payments. The Performance Fee is subject to a hurdle rate of 2.00% per quarter, or 8.00% per annum (the “Hurdle Rate”), and is subject to a “catch-up” feature. Specifically:

●	If the Company’s Pre-Performance Fee Net Investment Income for a fiscal quarter does not exceed the result obtained by multiplying the Net Asset Value attributable to common equity at the end of the immediately preceding fiscal quarter by the Hurdle Rate (the “Hurdle Amount”) for such quarter, then no Performance Fee is payable to the Manager with respect to such quarter;

●	If the Company’s Pre-Performance Fee Net Investment Income for a fiscal quarter exceeds the Hurdle Amount for such quarter but is less than or equal to 121.21% of the Hurdle Amount, then 100% of the portion of the Company’s Pre-Performance Fee Net Investment Income that exceeds the Hurdle Amount (the “Catch-Up”) is payable to the Manager as the Performance Fee with respect to such quarter. Therefore, once the Company’s Pre-Performance Fee Net Investment Income for such quarter exactly reaches 121.21% of the Hurdle Amount, the Manager will have accrued a Performance Fee with respect to such quarter that is exactly equal to 17.5% of the Pre-Performance Fee Net Investment Income (because 21.21% of the Hurdle Amount (which is the Pre-Performance Fee Net Investment Income captured by the Manager during the Catch-Up phase) is equal to 17.5% of 121.21% of the Hurdle Amount (which is the entire Pre-Performance Fee Net Investment Income at the end of the Catch-Up phase)); and

●	If the Company’s Pre-Performance Fee Net Investment Income for a fiscal quarter exceeds 121.21% of the Hurdle Amount for such quarter, then 17.5% of the Company’s Pre-Performance Fee Net Investment Income is payable to the Manager as the Performance Fee with respect to such quarter.

With respect to the Performance Fee, there will be no accumulation of the Hurdle Amount from quarter to quarter, no claw back of amounts previously paid if the Pre-Performance Fee Net Investment Income in any subsequent quarter is below the Hurdle Amount for such subsequent quarter, and no delay or adjustment of payment if the Pre-Performance Fee Net Investment Income in any prior quarter was below the Hurdle Amount for such prior quarter.

The Manager has agreed to waive all of the Performance Fees payable under the New Management Agreement for all periods through March 31, 2025. For the three-month period ended March 31, 2025 and year ended December 31, 2024, the Company incurred a performance fee of $1.5 million and $2.4 million, respectively, which was fully waived by the Manager.

The New Management Agreement has an initial term expiring on June 25, 2025, unless terminated earlier in accordance with its terms. Thereafter, the New Management Agreement will continue to renew automatically each year for an additional one-year period, unless the Company or the Manager exercise its respective termination rights.

Expense Reimbursement

Under the terms of the Management Agreement, the Company is required to reimburse the Manager for operating expenses related to the Company that are incurred by the Manager, including expenses relating to legal, accounting, due diligence, other services, and all other costs and expenses. The Company’s reimbursement obligation is not subject to any dollar limitation. Expenses will be reimbursed in cash within 60 days following delivery of the expense statement by the Manager; provided, however, that such reimbursement may be offset by the Manager against amounts due to the Company from the Manager. The Company will not reimburse the Manager for the salaries and other compensation of the Manager’s personnel except that the Company will be responsible for expenses incurred by the Manager in employing certain dedicated or partially dedicated personnel as further described below.

The Company reimburses the Manager for the allocable share of the compensation, including, without limitation, wages, salaries, and employee benefits paid or reimbursed, as approved by the Compensation Committee of the Board of Trustees, to certain dedicated or partially dedicated personnel who spend all or a portion of their time managing the Company’s affairs, based upon the percentage of time devoted by such personnel to the Company’s affairs. In their capacities as officers or personnel of the Manager or its affiliates, such personnel will devote such portion of their time to the Company’s affairs as is necessary to enable the Company to operate its business.

During the three-month periods ended March 31, 2025 and 2024 and the years ended December 31, 2024 and 2023, the Company reimbursed the Manager $0.5 million, $1.0 million, $4.7 million, and $2.7 million, respectively, for previously incurred operating and compensation expenses. As of March 31, 2025 and December 31, 2024 and 2023, the outstanding payable to the Manager for operating and compensation expenses was $0.6 million, $0.3 million, and $0.4 million, respectively, and is included in Accrued expenses on the Consolidated Balance Sheet.

Termination Fee

The Management Agreement requires the Company to pay a termination fee to the Manager in the event of (1) the Company’s termination or non-renewal of the Management Agreement without cause or (2) the Manager’s termination of the Management Agreement upon a default by the Company in the performance of any material term of the Management Agreement. Such termination fee will be equal to 5% of Shareholders’ Equity, as defined in the Management Agreement as of the month-end preceding the date of the notice of termination or non-renewal of the Management Agreement. The Company will not be required to pay any termination fee as a result of the CLO Strategic Transformation or the Conversion.

Services Agreement

The Manager and EMG are parties to a services agreement, pursuant to which EMG is required to provide the Manager sufficient personnel, services, and resources to enable the Manager to carry out its obligations and responsibilities under the Management Agreement. The Company is a named third-party beneficiary to the services agreement and, as a result, has, as a non-exclusive remedy, a direct right of action against EMG in the event of any breach by the Manager of any of its duties, obligations, or agreements under the Management Agreement that arise out of or result from any breach by EMG of its obligations under the services agreement. The services agreement will terminate upon the termination of the Management Agreement. Pursuant to the services agreement, the Manager makes certain payments to EMG in connection with the services provided. The Manager and EMG have overlapping ownership and are under common control.

Transactions with Affiliates

The Company may from time to time enter into a purchase or sales transaction of investments with an affiliate of EMG. Pursuant to the terms of the Management Agreement, EMG may enter into such transactions where it acts both on the behalf of the Company and on behalf of the other party to the transaction. Unless approved in advance by a majority of our independent trustees or pursuant to and in accordance with a policy that has been approved by a majority of our independent trustees, all such affiliated transactions must be effected at the then-prevailing market prices. Pursuant to our Manager’s current policies and procedures, assets for which there are no readily observable market prices may be purchased or sold in cross transactions (i) at prices based upon third-party bids received through auction, (ii) at the average of the highest bid and lowest offer quoted by third-party dealers, or (iii) according to another pricing methodology approved by our Manager’s Chief Compliance Officer.

During the three-month period ended March 31, 2025, the Company entered into transactions with an affiliated entity whereby the Company purchased securities with a principal balance of $0.3 million at a cost of $0.1 million. During the three-month period ended March 31, 2024 and year ended December 31, 2024, the Company entered into transactions with an affiliated entity whereby the Company purchased securities with a principal balance of $10.2 million at a cost of $5.3 million. The price of each affiliated transaction was determined using the Manager’s current policies and procedures based on bid prices received through auction. As of March 31, 2025 and December 31, 2024 the securities purchased from affiliates of EMG had a principal balance of $10.4 million and $9.8 million, respectively, and fair value of $3.8 million and $4.0 million, respectively. During the three-month periods ended March 31, 2025 and 2024 and year ended December 31, 2024, the Company recognized net income on such securities of $0.1 million, $(0.3) million, and $0.2 million, respectively. The Company did not purchase any securities from affiliated entities during the year ended December 31, 2023.

10. Capital

Preferred Shares

The Company has authorized 100,000,000 preferred shares, $0.01 par value per share. The Board of Trustees may authorize the issuance of additional shares.

On December 9, 2024, the Company issued 1,000 Series A Preferred Shares, par value $0.01 per share, or the “Preferred Shares,” with each Preferred Share having 25,000 votes. Any votes cast by the holder of the Preferred Shares are required to “mirror” the actual votes cast by the common shareholders.

The Preferred Shares were sold to the Manager for an aggregate purchase price of $1 thousand. The Preferred Shares must vote together with the Company’s outstanding common shares as a single class; they only have the right to vote on proposals related to the CLO Strategic Transformation; they are not entitled to receive dividends of any kind; and they must be automatically redeemed, at par, upon the earliest of: (i) if such redemption is authorized and directed by the Board in its sole discretion, automatically and effective on such time and date specified by the Board in its sole discretion, (ii) automatically upon the approval of the Conversion Proposals by the Company’s shareholders at any meeting of shareholders, or (iii) immediately prior to the record date of the 2025 Annual Meeting.

As of December 31, 2024, there were 1,000 preferred shares outstanding. Subsequent to the Special Meeting the Company repurchased all preferred shares outstanding for an aggregate purchase price of $1 thousand, and as of March 31, 2025 there were no preferred shares outstanding.

Common Shares

The Company has authorized 500,000,000 common shares, $0.01 par value per share. The Board of Trustees may authorize the issuance of additional shares. As of March 31, 2025 and December 31, 2024 and 2023, there were 37,559,195, 29,651,553, and 18,601,464, common shares outstanding, respectively.

Detailed below is a roll forward of the Company’s common shares outstanding for the three-month periods ended March 31, 2025 and 2024 and the years ended December 31, 2024 and 2023:

	Three-Month Period Ended		Year Ended
	March 31, 2025	March 31, 2024(1)	December 31, 2024	December 31, 2023
		(Unaudited)
Common Shares Outstanding (12/31/2024, 12/31/2023, 12/31/2023, and 12/31/2022, respectively)	29,651,553	18,601,464	18,601,464	13,377,840
Share Activity:
Common shares issued	8,075,118	1,218,146	10,964,023	5,183,037
Restricted common shares issued	—	—	90,229	47,393
Common shares repurchased	(167,476)	—	—	—
Forfeiture of common shares to satisfy tax withholding obligations	—	—	(4,163)	(6,806)
Common Shares Outstanding (3/31/2025, 3/31/2024, 12/31/2024, 12/31/2023, respectively)	37,559,195	19,819,610	29,651,553	18,601,464
Unvested restricted shares outstanding (3/31/2025, 3/31/2024, 12/31/2024, 12/31/2023, respectively)	39,577	53,448	62,729	53,448

The below table provides details on the Company’s restricted shares granted pursuant to share award agreements which are unvested at March 31, 2025:

Grant Recipient	Number of Restricted Shares Granted	Grant Date	Vesting Date(1)
Partially dedicated employees:
	7,236	December 14, 2023	December 14, 2025
	17,350	December 20, 2024	December 12, 2025
	14,991	December 20, 2024	December 12, 2026

(1)	Date at which such restricted shares will vest and become non-forfeitable.

On May 16, 2023, the Company’s 2023 Equity Incentive Plan became effective and replaced the Company’s 2013 Equity Incentive Plan. Awards previously granted under the 2013 Equity Incentive Plan remain outstanding and valid in accordance with their terms, but no new awards will be granted under the 2013 Equity Incentive Plan. As of March 31, 2025, there were 1,950,083 shares available for future issuance under the Company’s 2023 Equity Incentive Plan.

On June 13, 2018, the Company’s Board of Trustees approved the adoption of a share repurchase program under which the Company is authorized to repurchase up to 1.2 million common shares (the “2018 Share Repurchase Program”). The 2018 Share Repurchase Program, which is open-ended in duration, allows the Company to make repurchases from time to time on the open market or in negotiated transactions, including through Rule 10b5-1 plans. Repurchases are at the Company’s discretion, subject to applicable law, share availability, price and its financial performance, among other considerations. During the three-month period ended March 31, 2025, the Company repurchased 167,476 common shares at an average price per share of $5.84 and a total cost of $1.0 million; the Company did not repurchase any shares during the three-month period ended March 31, 2024 or the years ended December 31, 2024 and 2023. From inception of the 2018 Share Repurchase Program through March 31, 2025, the Company repurchased 641,668 of its common shares at an aggregate cost of $5.3 million, and an average price per share of $8.33.

On November 14, 2023, the Company implemented an “at the market” offering program, or the “2023 ATM program,” by entering into equity distribution agreements with third party sales agents under which it was authorized to offer and sell up to $100.0 million of common shares from time to time. On January 13, 2025 and February 11, 2025, the Company amended the equity distribution agreements (collectively the “EDA Amendments”) with each of the sales agents. The EDA Amendments authorize the Company to offer and sell up to $90.0 million of common stock from time to time (the “2025 Common ATM Program”); the 2023 ATM Program and 2025 ATM Program are collectively referred to as the “ATM Programs.” During the three-month period ended March 31, 2025, the Company issued 8,075,118 common shares, which provided $52.1 million of net proceeds after $0.6 million of commissions and offering costs. During the year ended December 31, 2024, the Company issued 10,964,023 common shares, which provided $73.6 million of net proceeds after $1.1 million of commissions and offering costs. During the year ended December 31, 2023, the Company issued 5,183,037 common shares, which provided $33.6 million of net proceeds after $0.7 million of commissions and offering costs. As of March 31, 2025, the Company’s remaining authorization under the ATM programs was $48.5 million.

Distribution Policy

The timing and frequency of distributions will be determined by the Board of Trustees based upon a variety of factors deemed relevant by the Company’s trustees, including restrictions under applicable law and capital requirements of the Company. Distributions to shareholders generally will be taxable as ordinary income, although a portion of such distributions may be designated as long-term capital gain or qualified dividend income, or may constitute a return of capital. The Company will furnish annually to each shareholder a statement setting forth distributions paid or deemed paid during the preceding year and their U.S. federal income tax treatment.

11. Income Taxes

The Company revoked its prior REIT election, effective for the tax year beginning January 1, 2024, and operates as a taxable C-Corporation, subject to applicable U.S. federal, state, and local income tax.

Cash dividends declared by the Company that do not exceed its current or accumulated earnings and profits are considered ordinary income to shareholders for income tax purposes. Distributions in excess of the Company’s current and accumulated earnings and profits are characterized as return of capital or are treated by shareholders as capital gains.

The following table details the estimated tax characteristics of the Company’s dividends declared on its common stock for the three-month period ended March 31, 2025 and the years ended December 31, 2024 and 2023.

	Three-Month Period Ended	Year Ended December 31,
Tax Characteristic	March 31, 2025	2024	2023
Ordinary income	—%	24.1%	38.0%
Return of capital	100.0%	75.9%	62.0%
	100.0%	100.0%	100.0%

Certain foreign and domestic subsidiaries of the Company are taxed as corporations for U.S. federal, state, and local income tax purposes. To the extent that those entities incur, or are expected to incur, U.S. federal, state, or local income taxes, or foreign income taxes, such tax expense is recognized by the Company.

The Company accounts for income taxes in accordance with ASC 740, Income Taxes, or “ASC 740” and has applied ASU 2023-09 on a prospective basis as discussed in Note 2. Deferred income taxes reflect the net tax effects of temporary differences that may exist between the carrying amounts of assets and liabilities under U.S. GAAP and the carrying amounts used for income tax purposes. For the three-month periods ended March 31, 2025 and 2024 and year ended December 31, 2024, the Company recorded an income tax expense (benefit) of $(6) thousand, $0.3 million, and $0.5 million, respectively. No such expense was recorded for the year ended December 31, 2023, during which time the Company was operating as a REIT and generally not subject to income tax.

The Company evaluates its deferred tax assets for recoverability using an approach which considers the relative impact of negative and positive evidence, including historical profitability and projections of future taxable income. As of March 31, 2025, there was an approximate increase of $2.2 million in the Company’s deferred tax assets and the Company has recorded a valuation allowance of $13.3 million to fully reserve against its deferred tax assets.

The following table summarizes the Company’s (benefit) provision for income tax for the period January 1, 2025 to March 31, 2025 and the year ended December 31, 2024. The Company did not record any provision for income tax for the year ended December 31, 2023.

(In thousands)	Three-Month Period Ended March 31, 2025	Year Ended December 31, 2024
Current provision for income tax
Federal	$—	$238
State	(6)	272
Total current provision for income tax, net	(6)	510
Deferred (benefit) provision for income tax
Federal	—	—
State	—	—
Total deferred (benefit) provision for income tax, net	—	—
Total (benefit) provision for income tax	$(6)	$510

The following table details the components of the Company’s net deferred tax asset (liability) as of March 31, 2025 and December 31, 2024.

(In thousands)	March 31, 2025	December 31, 2024
Deferred tax asset
Net operating loss available for carry-back and carry-forward(1)	$13,333	$11,147
Net capital loss carry-forward	—	—
Basis difference for investments	—	—
Valuation allowance	(13,333)	(11,147)
Deferred tax asset	—	—
Deferred tax liability
Basis difference for investments	—	—
Valuation allowance	—	—
Deferred tax liability	—	—
Net deferred tax asset (liability), net of valuation allowance	$—	$—

(1)	Includes state net operating losses available for carry-back and carry-forward as of March 31, 2025 and December 31, 2024 of $3.3 million and $2.8 million, respectively. These deferred tax assets were fully offset by a valuation allowance.

The Company had a pre-tax U.S. federal net operating loss carryforward (“NOL Carryforward”) of approximately $47.6 million and $39.8 million as of March 31, 2025 and December 31, 2024, respectively; such NOL Carryforward has an unlimited carryforward period.

The following table details the reconciliation between the Company’s U.S. federal and state statutory income tax rate and the effective tax rate for the three-month period ended March 31, 2025.

	Three-Month Period Ended March 31, 2025
	(In thousands)
Federal statutory amount and rate	$(1,654)	21.00%
State statutory amount and rate, net of federal benefit
CT	(467)	5.93%
Other	(32)	0.41%
Change in valuation allowance	2,147	(27.26)%
Income tax expense (benefit) and Effective tax rate	$(6)	0.07%

The following table details the reconciliation between the Company’s U.S. federal and state statutory income tax rate and the effective tax rate for the year ended December 31, 2024.

Year Ended December 31, 2024
Federal statutory rate	21.00%
State statutory rate, net of federal benefit	6.34%
Change in valuation allowance	(20.15)%
Effective tax rate	7.19%

The Company did not pay any income tax or receive any income tax refunds for either federal or state jurisdictions during the three-month period ended March 31, 2025.

Based on its analysis of any potential uncertain income tax positions, the Company concluded that it did not have any uncertain tax positions that meet the recognition or measurement criteria of ASC 740 as of March 31, 2025 or December 31, 2024 and 2023. Tax authorities in the relevant jurisdictions may select the Company’s tax returns for audit and propose adjustments before the expiration of the statute of limitations. Tax returns filed for the Company’s open tax years or any ongoing audits remain open to adjustment in the major tax jurisdictions.

12. Commitments and Contingencies

From time to time, the Company may become involved in various claims and legal actions arising in the ordinary course of business. The Company provides current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Company.

In the normal course of business the Company may also enter into contracts that contain a variety of representations, warranties, and general indemnifications. The Company’s maximum exposure under these arrangements, including future claims that may be made against the Company that have not yet occurred, is unknown. The Company has not incurred any costs to defend lawsuits or settle claims related to these indemnification agreements. The Company has no liabilities recorded for these agreements as of March 31, 2025 and December 31, 2024 and 2023 and management is not aware of any significant contingencies at March 31, 2025.

13. Subsequent Events

Conversion

After receiving shareholder approval of certain matters related to the Conversion at a special meeting of shareholders held on January 17, 2025, on April 1, 2025 (the “Conversion Date”), the Company filed a Notification of Registration pursuant to Section 8(a) of the 1940 Act, Form N-8A, and a Registration Statement on Form N-2 with the U.S. Securities and Exchange Commission, thereby completing the Conversion. The Company also changed its fiscal year to end on March 31 and it and the Manager entered into the Advisory Agreement (the “Advisory Agreement”). Shortly after the Conversion Date, the Company sold its remaining Agency RMBS, receiving sales proceeds of $500.9 million, and also liquidated its remaining TBA positions. Following the Conversion, the Company has applied to be taxed as a RIC under subchapter M of the Code.

As a result of the Conversion, the 2023 Equity Incentive Plan, the ATM program, and the 2018 Share Repurchase Program, each as discussed in Note 10, are no longer operative. The Management Agreement was terminated and the investment advisory functions set forth therein have been replaced by those set forth in the Advisory Agreement. Pursuant to the Advisory Agreement, the Company will pay the Adviser a quarterly fee (the “Base Management Fee”) equal to 1.50% per annum of the Company’s Net Asset Value (as defined below), prorated for partial quarterly periods based on the number of days in such partial period compared to a 90-day quarter, and calculated and payable quarterly in arrears.

In addition to the Base Management Fee, pursuant to the Advisory Agreement, the Company will pay the Adviser a performance fee (the “Performance Fee”). The Performance Fee is calculated and payable quarterly in arrears based upon the Company’s Pre-Performance Fee Net Investment Income (as defined below) with respect to each fiscal quarter, and is subject to a hurdle rate, expressed as a rate of return on the Company’s common equity, equal to 2.00% per quarter (i.e. 8.00% per annum), and is subject to a “catch-up” feature. Specifically:

●	If the Company’s Pre-Performance Fee Net Investment Income for a fiscal quarter does not exceed the Hurdle Amount (as defined below) for such quarter, then no Performance Fee is payable to the Manager with respect to such quarter;

●	If the Company’s Pre-Performance Fee Net Investment Income for a fiscal quarter exceeds the Hurdle Amount for such quarter but is less than or equal to 121.21% of the Hurdle Amount, then 100% of the portion of the Company’s Pre-Performance Fee Net Investment Income that exceeds the Hurdle Amount (the “Catch-Up”) is payable to the Manager as the Performance Fee with respect to such quarter. Therefore, once the Company’s Pre-Performance Fee Net Investment Income for such quarter exactly reaches 121.21% of the Hurdle Amount, the Manager will have accrued a Performance Fee with respect to such quarter that is exactly equal to 17.5% of the Pre-Performance Fee Net Investment Income (because 21.21% of the Hurdle Amount (which is the Pre-Performance Fee Net Investment Income captured by the Manager during the Catch-Up phase) is equal to 17.5% of 121.21% of the Hurdle Amount (which is the entire Pre-Performance Fee Net Investment Income at the end of the Catch-Up phase)); and

●	If the Company’s Pre-Performance Fee Net Investment Income for a fiscal quarter exceeds 121.21% of the Hurdle Amount for such quarter, then 17.5% of the Company’s Pre-Performance Fee Net Investment Income is payable to the Manager as the Performance Fee with respect to such quarter.

With respect to the Performance Fee, there will be no accumulation of the Hurdle Amount from quarter to quarter, no claw back of amounts previously paid if the Pre-Performance Fee Net Investment Income in any subsequent quarter is below the Hurdle Amount for such subsequent quarter, and no delay or adjustment of payment if the Pre-Performance Fee Net Investment Income in any prior quarter was below the Hurdle Amount for such prior quarter.

The Advisory Agreement has the following definitions:

Hurdle Amount for any fiscal quarter means the result obtained by multiplying the Net Asset Value of Common Equity at the end of the immediately preceding fiscal quarter by the Hurdle Rate. The Hurdle Amount will be appropriately adjusted for any common share issuances or repurchases during the fiscal quarter.

Hurdle Rate means 2.00% per quarter, or 8.00% per annum. The Hurdle Rate will be appropriately prorated for partial quarterly periods based on the number of days in such partial period compared to a 90-day quarter.

Net Asset Value means the figure that is equal to the total assets of the Company minus its total liabilities.

Net Asset Value of Common Equity means the portion of Net Asset Value attributable to common equity.

Pre-Performance Fee Net Investment Income for any fiscal quarter means interest income (including accretions of discounts, amortization of premiums, and payment-in-kind income), dividend income, and any other income (including any fee income) earned or accrued by the Company during such fiscal quarter, minus the Company’s operating expenses for such quarter (which, for this purpose, will not include any litigation-related expenses, any extraordinary expenses, or Performance Fee). Pre-Performance Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. For purposes of computing Pre-Performance Fee Net Investment Income, the calculation methodology will look through total return swaps as if the Company owned the referenced assets directly. As a result, Pre-Performance Fee Net Investment Income includes net interest (whether positive or negative) associated with a total return swap, which is the difference between (a) the interest income and transaction fees related to the reference assets and (b) all interest and other expenses paid by the Company to the total return swap counterparty. In the case of an interest rate swap, Pre-Performance Fee Net Investment Income includes the net payments and net accruals of periodic payments.

The Advisory Agreement has an initial term expiring on April 1, 2027, unless terminated earlier in accordance with its terms. Thereafter, the Advisory Agreement will continue in effect from year to year, so long as such continuance shall be approved at least annually by (a) the vote of the Company’s Board, or by the vote of a majority of the outstanding voting securities of the Company and (b) the vote of a majority of the Company’s trustees who are not parties to the Advisory Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of any such party, in accordance with the requirements of the 1940 Act.

Administration Agreement

In connection with the Conversion, on the Conversion Date, the Company and Ellington Credit Company Administration LLC (the “Administrator”) entered into the Administration Agreement (the “Administration Agreement”).

Pursuant to the Administration Agreement, the Administrator will furnish the Company with certain services, including office facilities, equipment and clerical, bookkeeping and record keeping services and the Administrator will also perform, or oversee the performance of, its required administrative services, which include, among other things, being responsible for the financial records which the Company is required to maintain and preparing reports for its shareholders. In addition, the Administrator will assist the Company in determining and publishing its Net Asset Value, oversee the preparation and filing of the Company’s tax returns and print and disseminate reports to the Company’s shareholders, as well as oversee the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by other parties.

In exchange for the services rendered under the Administration Agreement, the Company will pay the Administrator an amount equal to the Company’s allocable portion of the Administrator’s costs and expenses incurred in performing its obligations and providing personnel (including wages, salaries, bonuses and related payroll expenses) under the Administration Agreement, including rent, office supplies, the fees and expenses associated with performing compliance functions, as well as the Company’s allocable portion of the costs of compensation and related expenses of the Company’s Chief Financial Officer, Chief Operating Officer, and their respective support staff.

The Administration Agreement has an initial term expiring on April 1, 2027, unless terminated earlier in accordance with its terms. Thereafter, the Administration Agreement will renew automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (a) the vote of the Board or the vote of a majority of the outstanding voting securities of the Company and (b) the vote of a majority of the Company’s trustees who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of any such party.

Dividend Reinvestment Plan

In connection with the Conversion, on the Conversion Date the Company adopted the Dividend Reinvestment Plan (the “DRP”), to be administered by Equiniti Trust Company, LLC as plan agent (the “Plan Agent”), pursuant to an agreement adopted on the Conversion Date.

Under the DRP, the Company’s cash dividends and/or distributions (collectively, “Dividends”), after deducting any applicable U.S. withholding taxes, will be automatically reinvested in additional shares of the same class to which the Dividends relate.

Shareholders will automatically participate in the DRP unless they opt out by notifying the Plan Agent via telephone, in writing, or through the Plan Agent’s online portal. An opt-out election must be received by the Plan Agent before the record date of a given Dividend for such election to be effective for that Dividend. Shareholders holding shares through a nominee (e.g., a broker) must contact their nominee to make such elections. Shareholders who opt out will receive Dividends in cash.

Under the DRP, whenever the Company pays a Dividend, the Plan Agent will reinvest such Dividends for participating Shareholders in newly issued shares of the Company at a price per share equal to 95% of the market price per share at the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Dividend payment date (or, if no sale is reported that day, the average of the last bid and ask prices reported by the NYSE). While the Company generally intends to issue new shares under the DRP, the Board reserves the right to authorize the purchase of shares in the open market in connection with the DRP.

Dividends

On April 3, 2025, the Board of Trustees approved a monthly dividend in the amount of $0.08 per share paid on May 27, 2025 to shareholders of record as of April 30, 2025.

On May 7, 2025, the Board of Trustees approved a monthly dividend in the amount of $0.08 per share paid on June 30, 2025 to shareholders of record as of May 30, 2025.

On June 9, 2025, the Board of Trustees approved a monthly dividend in the amount of $0.08 per share payable on July 31, 2025 to shareholders of record as of June 30, 2025.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements as of March 31, 2025, December 31, 2024, and December 31, 2023 and for the three-month period ended March 31, 2025, and for the two years in the period ended December 31, 2024, included in this prospectus, have been audited by PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York, 10017, an independent registered public accounting firm, as stated in their report appearing herein.

 The Board has approved the engagement of PricewaterhouseCoopers LLP to serve as the Fund’s independent registered public accounting firm.

LEGAL COUNSEL

Certain legal matters with respect to the common shares offered hereby will be passed upon for the Fund by Dechert LLP, New York, New York.

ADDITIONAL INFORMATION

The Fund files with or submits to the SEC annual and semi-annual reports, proxy statements and other information meeting the informational requirements of the Exchange Act or pursuant to Rule 30b2-1 under the 1940 Act. The SEC maintains a website that contains reports, proxy and information statements and other information the Fund files with the SEC at www.sec.gov. This information is also available free of charge on its website (www.ellingtoncredit.com) or by calling (203) 698-1200. Information on its website and the SEC’s website is not incorporated into or a part of this prospectus.

ELLINGTON CREDIT COMPANY

7,500,000 Common Shares

PRELIMINARY PROSPECTUS

, 2026

PART C – OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

1. Financial Statements

Part A	Not applicable.

Part B	The consolidated financial statements of Ellington Credit Company (the “Registrant”) for the period from April 1, 2025 to September 30, 2025 are incorporated by reference in Part B of this registration statement from the Registrant’s semi-annual report on Form N-CSR filed with the SEC on November 21, 2025.

The consolidated financial statements of the Registration as of March 31, 2025, December 31, 2024, and December 31, 2023 and for the three-month period ended March 31, 2025, and for the two years in the period ended December 31, 2024, are included in Part B of this registration statement.

2. Exhibits

(a)(1)	Amended and Restated Declaration of Trust*

(a)(2)	Certificate of Trust*

(b)	Amended and Restated By-Laws*

(e)	Dividend reinvestment plan*

(g)	Advisory Agreement, dated April 1, 2025, between Ellington Credit Company and Ellington Credit Company Management L.L.C*

(j)	Custody Agreement dated April 1, 2025, between Ellington Credit Company and The Bank of New York Mellon Trust Company, National Association*

(k)(1)	Administration Agreement, dated April 1, 2025, between Ellington Credit Company and Ellington Credit Company Administration LLC*

(k)(2)	Sub-Servicing Agreement, dated April 1, 2025, between Ellington Credit Company Administration LLC and U.S. Bank Fund Services LLC*

(k)(3)	Transfer Agent Agreement, dated April 1. 2025, between Ellington Credit Company and Equiniti Trust Company, LLC*
(k)(4)	Registration Rights Agreement by and among the Registrant and Citizens JMP Securities, LLC, dated April 16, 2026 (filed herewith)

(k)(5)	Purchase Agreement by and among the Registrant, Ellington Credit Company Management LLC, Ellington Credit Company Administration LLC and Citizens JMP Securities, LLC, dated April 16, 2026 (filed herewith)

(l)(1)	Opinion of Dechert LLP (filed herewith)

(n)(1)	Consent of Dechert LLP (included in Exhibit (l)(1)) (filed herewith)

(n)(2)	Consent of Independent Registered Public Accounting Firm (filed herewith)

(n)(3)	Power of Attorney (included on signature page hereto) (filed herewith)

(r)(1)	Code of Ethics of Ellington Credit Company*

(r)(2)	Code of Ethics of Ellington Management Group (adopted by Ellington Credit Company Management LLC)*

(s)	Calculation of Filing Fee Table (filed herewith)

*	Previously filed on April 1, 2025, as an exhibit to the Registrant’s Registration Statement on Form N-2, and incorporated herein by reference.

ITEM 26. MARKETING ARRANGEMENTS

Not Applicable.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION*

SEC Registration Fees	$4,834
NYSE Listing Fee	26,250
FINRA Fee	—
Accounting Fees and Expenses	15,000
Legal Fees and Expenses	162,500
Printing and Engraving	10,000
Miscellaneous Fees and Expenses	20,000
Total	$238,584

* These amounts (other than the SEC registration fee, FINRA fee and NYSE fee) are estimates.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

The Registrant is not aware of any person that is directly or indirectly under common control with the Registrant, except that the Registrant may be deemed to be controlled by Ellington Credit Company Management LLC, the Registrant’s investment adviser. Information regarding the ownership of Ellington Credit Company Management LLC is set forth in its Form ADV as filed with the Securities and Exchange Commission (the “SEC”) (File No. 801-78637).

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the number of record holders of each class of the Registrant’s securities as of March 31, 2026:

Title of Class	Number of Record Holders
Common Shares of Beneficial Interest	12

ITEM 30. INDEMNIFICATION

Reference is made to Article V of Registrant’s Amended and Restated Declaration of Trust incorporated herein by reference as Exhibit (2)(a)(1) to this registration statement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to the trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by the trustees, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by the trustees, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Purchase Agreement provides that the Selling Shareholder agrees to indemnify and hold harmless each of the Fund, the Adviser and the Administrator, and each of their respective partners, directors, trustees, managers, members and shareholders (as the case may be), and each officer of the Fund who signs the Registration Statement and each person, if any, who controls the Fund, the Adviser and/or the Administrator within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) insofar as such loss, claim, damage or liability arises out of or is based upon any written information relating to the Selling Shareholder furnished to the Fund expressly for use in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereto by the Fund) or in the prospectus (or any supplement thereto) contained in this Registration Statement or any sales material.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Ellington Credit Company Management LLC (the “Adviser”) serves as the investment adviser to the Registrant. The Adviser is engaged in the investment advisory business. For information as to the business, profession, vocation or employment of a substantial nature in which the Adviser and its executive officers and directors are or have been, during the last two fiscal years, engaged for its, his or her own account or in the capacity of director, officer, employee, partner or trustee, reference is made to the information set forth in the Adviser’s Form ADV (File No. 801-78637), as filed with the SEC and incorporated herein by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

(a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended and the rules thereunder (collectively, “Records”) at its offices at 53 Forest Avenue, Suite 301, Old Greenwich, CT 06870.

(b) The Adviser maintains all Records relating to its services as investment adviser to the Registrant at its offices at 53 Forest Avenue, Suite 301, Old Greenwich, CT 06870.

(c) The Administrator maintains all Records relating to its services as administrator to the Registrant at its offices at 53 Forest Avenue, Suite 301, Old Greenwich, CT 06870.

(d) U.S. Bank Fund Services LLC maintains all Records relating to its services as sub-administrator of the Registrant at 618 E. Michigan Street, Milwaukee, WI 53202.

(e) The Bank of New York Mellon Trust Company, National Association. maintains all Records relating to its services as custodian of the Registrant at 240 Greenwich Street, New York, NY 10286.

(f) Equiniti Trust Company, LLC, maintains all Records relating to its services as transfer agent of the Registrant at 48 Wall Street, New York, New York 10005.

ITEM 33. MANAGEMENT SERVICES

Not Applicable.

ITEM 34. UNDERTAKINGS

(1) Not applicable.

(2) Not applicable.

(3) Not applicable.

(4) The Registrant undertakes that:

a. For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

b. For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(5) Not applicable.

(6) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(7) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 16th day of April 2026.

ELLINGTON CREDIT COMPANY

By:	/s/ Laurence E. Penn
Name:	Laurence E. Penn
Title:	Chief Executive Officer, and Trustee

By:	/s/ Chris Smernoff
Name:	Chris Smernoff
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacity and on the date indicated.

Signature	Title	Date

/s/ LAURENCE PENN	Chief Executive Officer, President and Trustee
LAURENCE PENN	(Principal Executive Officer)	April 16, 2026

/s/ MICHAEL VRANOS
MICHAEL VRANOS	Portfolio Manager and Trustee	April 16, 2026

/s/ CHRIS SMERNOFF	Chief Financial Officer
CHRIS SMERNOFF	(Principal Financial and Accounting Officer)	April 16, 2026

/s/ JR HERLIHY
JR HERLIHY	Chief Operating Officer	April 16, 2026

/s/ ROBERT B. ALLARDICE III
ROBERT B. ALLARDICE III	Chairman of the Board	April 16, 2026

/s/ RONALD I. SIMON PH.D
RONALD I. SIMON PH.D	Trustee	April 16, 2026

/s/ MARY MCBRIDE
MARY MCBRIDE	Trustee	April 16, 2026

/s/ DAVID MILLER
DAVID MILLER	Trustee	April 16, 2026

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